JNL(R) SERIES TRUST

                                   PROSPECTUS

                                   May 1, 1999

                               JNL(R) SERIES TRUST
                 5901 Executive Drive o Lansing, Michigan 48911

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts. The Trust currently offers shares in the following separate Series, each with its own investment objective.

JNL/Alger Growth Series
JNL/Eagle Core Equity Series
JNL/Eagle SmallCap Equity Series
JNL/Janus Aggressive Growth Series
JNL/Janus Capital Growth Series
JNL/Janus Global Equities Series
JNL/Putnam Growth Series
JNL/Putnam Value Equity Series
JNL/S&P Conservative Growth Series I
JNL/S&P Moderate Growth Series I
JNL/S&P Aggressive Growth Series I
JNL/S&P Very Aggressive Growth Series I
JNL/S&P Equity Growth Series I
JNL/S&P Equity Aggressive Growth Series I
PPM America/JNL Balanced Series
PPM America/JNL High Yield Bond Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price /JNL International Equity Investment Series
T. Rowe Price /JNL Mid-Cap Growth Series

The Securities and Exchange Commission has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

"Standard & Poor's(R)",  "S&P(R)", "S&P 500(R)",  Standard & Poor's 500", "500",
"S&P MidCap 400 Index" and "Standard & Poor's 400 Index" are trademarks of The McGraw-Hill Companies, Inc.

The Trust's Statement of Additional Information (SAI) contains additional information about the Trust and the Series.

                                 ---------------


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                                TABLE OF CONTENTS


About the Series of the Trust

Management of the Trust

Administrative Fee

Investment in Trust Shares

Share Redemption

Tax Status

Financial Highlights

                          ABOUT THE SERIES OF THE TRUST

JNL/Alger Growth Series

Investment Objective. The investment objective of the JNL/Alger Growth Series is long-term capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities -- common stock, preferred stock, and securities convertible into or exchangeable for common stock -- of large, U.S.-traded companies. To provide flexibility to take advantage of investment opportunities, the Series may hold a portion of its assets in money market investments and repurchase agreements.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

13.41%            26.20%            45.66%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -7.37% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Alger Growth Series                45.66%               25.06%
S&P 500 Index                          28.58%               28.48%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on October 16, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Alger Growth Series seeks to achieve its investment objective of long-term capital appreciation by investing primarily in equity securities of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Series considers a large company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

The Series may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Alger Growth Series is Fred Alger Management, Inc. (Alger Management), which is located at 1 World Trade Center, Suite 9333, New York, New York 10048. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964.

David D. Alger, President and Chief Investment Officer of Alger Management, is primarily responsible for the day-to-day management of the Series. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971, and as President since 1995. He serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ronald Tartaro also participates in the management of the Series. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Mr. Alger and Mr. Tartaro have had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Eagle Core Equity Series

Investment Objective. The investment objective of the JNL/Eagle Core Equity Series is long-term capital appreciation and, secondarily, current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

         o Under the growth equity strategy, the sub-adviser invests in securities which it believes have sufficient growth potential to offer above-average, long-term capital appreciation. The subadviser seeks securities of companies which:

                    -- have projected earnings growth and return on equity greater than 15%,

                    --   are dominant in their industries, and

                    -- have the ability to create and sustain a competitive advantage.

         o Under the value equity strategy, the sub-adviser invests in securities which it believes indicate above-average financial soundness and high intrinsic value relative to price. These securities or their respective issuers have at least one of the following characteristics when acquired for the Series:

                    -- price-to-earnings ratio or price-to-book value ratio of less than or approximately equal to 75% of the S&P 500,

                    -- yield that approximates at least half of the average yield to maturity of the Lehman Brothers Long Treasury Bond Index (or similar index),

                    --   per   share   going   concern   value   that,   in  the
                         sub-adviser's judgment, exceeds book value and market value, or

                    --   long-term debt equal to or below tangible net worth.

          o Under the equity income strategy, the sub-adviser invests in income-producing securities.

The sub-adviser divides the Series' assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

32.35%            16.54%

[Insert Chart]

1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -10.99% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Eagle Core Equity Series           16.54%               24.15%
S&P 500 Index                          28.58%               31.30%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on September 16, 1996.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. Under the growth equity strategy, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The subadviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive EPS growth. If a particular stock appreciates to over 5% of the total assets of the portfolio, the sub-adviser typically will reduce the position to less than 5%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

Under the value equity strategy, the sub-adviser screens a universe of over 2,500 companies. From this universe, the sub-adviser makes selections based on its projections of the company's growth in earnings and dividends, earnings momentum, and undervaluation based on a dividend discount model. The sub-adviser develops target prices and value ranges from this analysis and makes portfolio selection from among the top-rated securities. The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the four characteristics applicable to the security's selection. However, the Series may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Series' investment objective.

Under normal market conditions, the Series invests at least 65% of its assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Series emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Series may invest in non-investment-grade securities. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

The Series may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Series may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Eagle Core Equity Series is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Series. Mr. Ashi Parikh, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the growth equity strategy. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio. Mr. Lou Kirschbaum, Senior Vice President and Portfolio Manager and Mr. David Blount, Senior Vice President and Portfolio Manager, as co-managers, are responsible for the day-to-day management of both the value equity and the equity income strategies. They assumed responsibility for the value equity strategy in January 1999; they have been responsible for the equity income strategy since the inception of the Series. Mr. Kirschbaum has been with Eagle since 1986, and Mr. Blount joined Eagle in 1993.

JNL/Eagle SmallCap Equity Series

Investment Objective. The investment objective of the JNL/Eagle SmallCap Equity Series is long-term capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of domestic small capitalization companies, i.e., companies which, at the time of purchase, typically have a market capitalization under $1 billion. The subadviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The subadviser generally invests in companies which have accelerating earnings, reasonable valuations (typically with a price-to-earnings ratio of no more than 75% of the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Series' equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Series is likely to invest have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Series may not be appropriate for all investors.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

27.64%            1.18%

[Insert Chart]

1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 22.67% (4th quarter of 1998) and its lowest quarterly return was -23.92% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Eagle SmallCap Equity Series        1.18%               19.01%
Russell 2000 Index                     -2.55%               10.44%

The Russell 2000 Index is a broad-based, unmanaged index.

*  The Series began operations on September 16, 1996.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Eagle SmallCap Equity Series invests primarily in the equity securities of small capitalization U.S. companies. However, it may also invest in American Depositary Receipts of U.S. traded foreign issuers, U.S. Government securities, repurchase agreements and other short-term money market instruments.

For temporary, defensive purposes during actual or anticipated periods of general market decline, the Series may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Eagle SmallCap Equity Series is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

Bert L. Boksen, Senior Vice President and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Series. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Aggressive Growth Series

Investment Objective. The investment objective of the JNL/Janus Aggressive Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Series may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

18.95%            12.67%            57.66%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 29.79% (4th quarter of 1998) and its lowest quarterly return was -6.56% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Aggressive Growth Series     57.66%               30.36%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Aggressive Growth Series invests primarily in common stocks when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Aggressive Growth Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst. Mr. Lammert has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Capital Growth Series

Investment Objective. The investment objective of the JNL/Janus Capital Growth Series is long-term growth of capital in a manner consistent with the preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objective through a non-diversified portfolio consisting primarily of common stock of U.S. and foreign companies selected for their growth potential. The Series normally invests a majority of its equity assets in medium-sized companies. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

         o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

16.83%            15.01%            35.16%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 35.74% (4th quarter of 1998) and its lowest quarterly return was -15.05% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Capital Growth Series        35.16%               27.59%
S&P MidCap 400 Index                   19.09%               23.32%

The S&P 400 MidCap Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Capital Growth Series seeks to achieve its objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index and are determined at the time their securities are acquired by the Series. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged between approximately $142 million and $73 billion. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Capital Growth Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

James P. Goff, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the JNL/Janus Capital Growth Series. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst. Mr. Goff has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Global Equities Series

Investment Objective. The investment objective of the JNL/Janus Global Equities Series is long-term growth of capital in a manner consistent with the preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of foreign and domestic issuers. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Series can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Series normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

31.36%            19.12%            26.87%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 20.52% (4th quarter of 1998) and its lowest quarterly return was -16.93% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Global Equities Series       26.87%               29.59%
Morgan Stanley Capital
  International World Index            22.78%               16.53%

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Global Equities Series invests primarily in common stocks of foreign and domestic companies and, to a lesser degree, other types of securities, such as bonds and other debt securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Global Equities Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst. Ms. Hayes has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Putnam Growth Series

Investment Objective. The investment objective of the JNL/Putnam Growth Series is long-term capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Series may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Series may invest a portion of its assets in foreign securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

26.81%            21.88%            34.93%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -12.00% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Growth Series               34.93%               30.82%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by Phoenix Investment Counsel, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Growth Series invests primarily in the equity securities of domestic, large capitalization companies. However, the Series may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Series may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Series may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Growth Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

C. Beth Cotner has responsibility for the day-to-day management of the Series. Ms. Cotner, Senior Vice President, has been employed as a Senior Portfolio Manager by Putnam since September 1995. Prior to that, Ms. Cotner was Executive Vice President of Kemper Financial Services. Ms. Cotner has had responsibility for the day-to-day management of the Series since May 1, 1997.

JNL/Putnam Value Equity Series

Investment Objective. The investment objective of the JNL/Putnam Value Equity Series is capital growth, with income as a secondary objective.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Series considers a large-capitalization company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $2 billion or greater.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

24.33%            21.82%            12.48%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -11.03% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Value Equity Series         12.48%               22.46%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by PPM America, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Value Equity Series invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have distinctly above-average dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Series' exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Value Equity Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

Anthony I. Kreisel a Managing Director of Putnam, has responsibility for the day-to-day management of the Series. Mr. Kreisel has been an investment professional at Putnam since 1986. Mr. Kreisel has had responsibility for the day-to-day management of the Series since May 1, 1997.

JNL/S&P Conservative Growth Series I

Investment Objective. The investment objective of the JNL/S&P Conservative Growth Series I is capital growth and current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Conservative Growth Series I may invest are the JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Series seeks to achieve current income through its investments in Underlying Series that invest primarily in fixed-income securities. These investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield, high-risk bonds.

Under normal circumstances, the Series allocates approximately 55% to 65% of its assets to Underlying Series that invest primarily in equity securities, 30% to 40% to Underlying Series that invest primarily in fixed-income securities and 0% to 10% to Underlying Series that invest primarily in money market funds. Within these three asset classes, the Series remains flexible with respect to the percentage it will allocate among Underlying Series.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence the performance of the Series, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging market typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other Series of the Trust, you should look elsewhere in this prospectus for the particular information about those Series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Conservative Growth Series I asset allocation is expected to result in less risk than that incurred by JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/S&P Equity Aggressive Growth Series I.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents. Doing so may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Conservative Growth Series I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Moderate Growth Series I

Investment Objective. The investment objective of the JNL/S&P Moderate Growth Series I is to seek capital growth. Current income is a secondary objective.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Moderate Growth Series I may invest are the JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Series seeks to achieve current income through its investments in Underlying Series that invest primarily in fixed-income securities. These investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield, high-risk bonds.

Under normal circumstances, the Series allocates approximately 70% to 80% of its assets to Underlying Series that invest primarily in equity securities and 20% to 30% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series.
Principal Risks of Investing in the Series

An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging market typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Moderate Growth Series I asset allocation is expected to result in less risk than that incurred by JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/S&P Equity Aggressive Growth Series I, but more risk than JNL/S&P Conservative Growth Series I.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents. Doing so may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Moderate Growth Series I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Aggressive Growth Series I

Investment Objective. The investment objective of the JNL/S&P Aggressive Growth Series I is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Aggressive Growth Series I may invest are the JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth primarily through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Series seeks to achieve capital growth secondarily through its investment in Underlying Series that invest primarily in fixed-income securities. These investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield, high-risk bonds.

Under normal circumstances, the Series allocates approximately 85% to 95% of its assets to Underlying Series that invest primarily in equity securities and 5% to 15% to Underlying Series that invest primarily in fixed-income securities.
Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Aggressive Growth Series I asset allocation is expected to result in less risk than that incurred by JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/S&P Equity Aggressive Growth Series I, but more risk than JNL/S&P Conservative Growth Series I or JNL/S&P Moderate Growth Series I.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Aggressive Growth Series I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Very Aggressive Growth Series I

Investment Objective. The investment objective of the JNL/S&P Very Aggressive Growth Series I is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Very Aggressive Growth Series I may invest are the JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Series allocates up to 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among those particular Underlying Series that invest primarily in equity securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Very Aggressive Growth Series I asset allocation is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Equity Growth Series I or JNL/S&P Equity Aggressive Growth Series I.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash, cash equivalents or Underlying Series that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Very Aggressive Growth Series I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services ) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Equity Growth Series I

Investment Objective. The investment objective of the JNL/S&P Equity Growth Series I is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which JNL/S&P Equity Growth Series I may invest are the JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among those particular Underlying Series that invest primarily in equity securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as that term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Equity Growth Series I asset allocation is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I and JNL/S&P Aggressive Growth Series I, but less risk than JNL/S&P Equity Aggressive Growth Series I or JNL/S&P Very Aggressive Growth Series I.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash, cash equivalents or Underlying Series that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Equity Growth Series I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Equity Aggressive Growth Series I

Investment Objective. The investment objective of the JNL/S&P Equity Aggressive Growth Series I is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which JNL/S&P Equity Aggressive Growth Series I may invest are the JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among those particular Underlying Series that invest primarily in equity securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging market may result in a lack of liquidity and in price volatility. Issuers in emerging market typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Equity Aggressive Growth Series I asset allocation is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I or JNL/S&P Equity Growth Series I, but less risk than JNL/S&P Very Aggressive Growth Series I.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash, cash equivalents or Underlying Series that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Equity Aggressive Growth Series I is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

PPM America/JNL Balanced Series

Investment Objective. The investment objective of the PPM America/JNL Balanced Series is reasonable income, long-term capital growth and preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of common stock and fixed-income securities of U.S. companies. The Series may invest in any type or class of security. The anticipated mix of the Series' holdings is approximately 45-75% of its assets in equities and 25-55% in fixed-income securities.

The Series emphasizes investment-grade, fixed-income securities. However, the Series may take a modest position in lower- or non-rated fixed-income securities, and if, in the sub-adviser's opinion, market conditions warrant, may increase its position in lower- or non-rated securities from time to time.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

10.81%            18.43%            10.06%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 9.77% (2nd quarter of 1997) and its lowest quarterly return was -5.54% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL Balanced Series        10.06%               15.10%
S&P 500 Index                          28.58%               28.63%
Lehman Brothers Bond Index              8.68%                7.93%

Each of the S&P 500 Index and the Lehman Brothers Bond Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by Phoenix Investment Counsel, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The PPM America/JNL Balanced Series invests primarily in common stocks and fixed-income securities but may also invest in securities convertible into common stocks, deferred debt obligations and zero coupon bonds.

The Series may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices.

For temporary, defensive purposes, the Series may invest up to all of its assets in cash equivalents, such as U.S. Government securities and high grade commercial paper. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL Balanced Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since May 1, 1997.

PPM America/JNL High Yield Bond Series

Investment Objective. The primary investment objective of the PPM America/JNL High Yield Bond Series is to provide a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

Principal Investment Strategies. The Series attempts to achieve its objective by investing substantially in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. These bonds, commonly known as "junk bonds," are those rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality.

In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Series may invest for this purpose up to 25% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Market risk. Because the Series invests in the securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Series invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Treating high current income as its primary investment objective means that the Series may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. In addition, the performance of the Series depends on the adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

12.90%            15.05%            3.84%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 5.71% (3rd quarter of 1997) and its lowest quarterly return was -4.56% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL High Yield Bond Series  3.84%               10.40%
Lehman Brothers High Yield Index        1.88%                9.52%

The Lehman Brothers High Yield Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The PPM America/JNL High Yield Bond Series invests the majority of its assets under normal market conditions in U.S. corporate bonds of below investment-grade quality and with maturities exceeding three years. However, the Series will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones.

In addition to investing in securities of foreign issuers, the Series may also hold a portion of its assets in foreign currencies and enter into forward currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Series may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Series may invest without limit in zero coupon bonds.

The Series may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. In doing so, the Series may not be pursuing its investment objectives.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL High Yield Bond Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

PPM America/JNL Money Market Series

Investment Objective. The investment objective of the PPM America/JNL Money Market Series is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Principal Investment Strategies. The Series invests in high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The sub-adviser manages the Series to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Series may invest more than 25% of its assets in the U.S. banking industry.

Principal Risks of Investing in the Series. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

4.87%             5.01%             4.99%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 1.30% (3rd quarter of 1995) and its lowest quarterly return was 1.17% (1st quarter of 1997).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL Money Market Series     4.99%                5.00%
Merrill Lynch Treasury Bill
  Index (3 month)                       5.23%               5.405%

The 7-day yield of the Series on December 31, 1998, was 4.78%.

The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.

*  The Series began operations on May 15, 1995.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series. The PPM America/JNL Money Market Series invests exclusively in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less:

          o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

          o Corporate obligations, including commercial paper, of domestic and foreign issuers;

          o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL Money Market Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

Salomon Brothers/JNL Global Bond Series

Investment   Objective.   The  primary  investment   objective  of  the  Salomon
Brothers/JNL Global Bond Series is to seek a high level of current income. As a secondary objective, the Series seeks capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of fixed income securities of U.S. and foreign issuers. The sub-adviser invests the Series' assets primarily by making strategic allocations among: U.S. investment grade bonds; high-yield bonds; non-U.S. investment grade bonds; and emerging markets debt securities. The sub-adviser makes these allocations based on its analysis of current economic and market conditions, and the relative risks and opportunities, applicable to those types of securities. The sub-adviser may invest a significant portion of the Series' assets in medium- or lower-quality securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o High-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

14.39%            10.66%            2.46%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 4.86% (2nd quarter of 1997) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

                            Average Annual Total Returns As of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

Salomon Brothers/JNL Global Bond
  Series                                2.46%                9.47%
Salomon Smith Barney Broad Investment
  Grade Index                           8.72%                8.56%

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Salomon Brothers/JNL Global Bond Series invests in a globally diverse portfolio of fixed-income investments. The sub-adviser has broad discretion to invest the Series' assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Series and makes such adjustments as it deems appropriate.

The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Series invests. The sub-adviser anticipates that, under current market conditions, the Series' portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Series may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL Global Bond Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

In connection with SBAM's service as sub-adviser to the Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by SBAM at no additional expense to the Trust.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Series. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Series since the inception of the Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Series. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Brothers Inc. and SBAM and Senior Portfolio Manager of SBAM, is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group (Prudential) where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby also managed high-yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential. Ms. Semmel is a Director and Portfolio Manager of SBAM and a Director of Salomon Brothers Inc. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Prior to joining SBAM, Ms. Semmel spent four years as a high-yield bond analyst at Morgan Stanley Asset Management. Ms. Semmel has assisted in the day-to-day management of the Series since inception of the Series.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Series. Prior to joining SBAM Limited in April 1994, Mr. Scott worked for four years at J.P. Morgan Investment Management Inc. (J.P. Morgan) where he was responsible for global and non-dollar portfolios for clients including departments of various governments, pension funds and insurance companies. Before joining J.P. Morgan, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products. Mr. Scott has had responsibility for currency transactions and investment in non-dollar denominated debt securities for the Series since inception of the Series.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Series. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager responsible for investment grade portfolios. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc.'s Fixed Income Sales Group and Product Support Divisions. Mr. Lavan has had responsibility for mortgage-backed securities and U.S. Government securities for the Series since the inception of the Series.

Salomon Brothers/JNL U.S. Government & Quality Bond Series

Investment Objective. The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Series is to obtain a high level of current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment grade bonds. The Series may invest in securities of any maturity or effective duration, so the composition and weighted average maturity of the portfolio will vary.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

2.58%             9.16%             9.40%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 5.86% (3rd quarter of 1998) and its lowest quarterly return was -2.13% (1st quarter of 1996).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

Salomon Brothers/JNL U.S.
  Government & Quality Bond Series      9.40%                7.71%
Salomon Brothers Treasury Index        10.00%                8.55%

The Salomon Brothers Treasury Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series. The Salomon Brothers/JNL U.S. Government & Quality Bond Series invests at least 65% of its assets in:

          (i)  U.S. Treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

          (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

          (vi) repurchase agreements collateralized by any of the foregoing.

Any guarantee of the securities in which the Series invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. Government agency may significantly fluctuate in value, and the Series may not receive the originally anticipated yield on the security. Shares of the Series are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Series, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL U.S. Government & Quality Bond Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

Roger Lavan is primarily responsible for the day-to-day management of the Series. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager responsible for investment grade portfolios. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc.'s Fixed Income Sales Group and Product Support Divisions. Mr. Lavan has had primary responsibility for the day-to-day management of the Series since June 1, 1998.

T. Rowe Price/JNL Established Growth Series

Investment Objective. The investment objective of the T. Rowe Price/JNL Established Growth Series is long-term growth of capital and increasing dividend income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of well-established growth companies. A growth company is one which (i) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general, and (ii) has indications of being able to continue this growth pattern in the future.

While the Series will invest principally in U.S. companies, a substantial portion of the Series' assets will be invested in foreign stocks.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

22.59%            29.47%            27.78%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -11.63% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL Established
  Growth Series                        27.78%               28.14%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL Established Growth Series invests most of its assets in common stocks of U.S. companies. However, the Series may invest in other securities, including convertible securities, warrants, preferred stocks and corporate and government debt obligations.

The  Series  may  use  derivative  instruments,  such  as  options  and  futures
contracts,   for  hedging  purposes  and  to  maintain  market  exposure.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the T. Rowe Price/JNL Established Growth Series is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.

Robert W. Smith is responsible for the day-to-day management of the Series. Mr. Smith is a Managing Director and Equity Portfolio Manager for T. Rowe. Mr. Smith is a Vice President of Price-Fleming and is also responsible for the North American component of other investment company and institutional client portfolios. Prior to joining T. Rowe in 1992, Mr. Smith was employed as an Investment Analyst for Massachusetts Financial Services. He earned a BS (finance and economics) from the University of Delaware and an MBA (finance) from the Darden Graduate School of Business Administration, University of Virginia. Mr. Smith has had responsibility for the day-to-day management of the Series since February 21, 1997.

T. Rowe Price/JNL International Equity Investment Series

Investment Objective. The investment objective of the T. Rowe Price/JNL International Equity Investment Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of common stocks of established, non-U.S. companies. The Series normally has at least three countries represented in its portfolio, including both developed and emerging markets.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

          o Emerging markets risk. The Series may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

13.91%            2.65%             14.43%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.55% (4th quarter of 1998) and its lowest quarterly return was -13.48% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL International
  Equity Investment Series             14.43%               10.43%
Morgan Stanley Europe and
  Australasia, Far East Equity Index   20.33%                8.13%

The Morgan Stanley Europe and Australasia, Far East Equity Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL International Equity Investment Series invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation and investment diversification. In addition to common stocks, the Series may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities.

In analyzing companies for investment, the sub-adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet with relatively low debt; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. Current dividend income is not a prerequisite in the selection of portfolio companies. However, the Series generally invests in companies that have a record of paying dividends, which the sub-adviser expects will increase in future years as earnings increase.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the T. Rowe Price/JNL International Equity Investment Series is Rowe Price-Fleming International, Inc. (Price-Fleming), located at 100 East Pratt Street,
Baltimore, Maryland 21202. Price-Fleming is one of America's largest international mutual fund asset managers.

There is an investment advisory group that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. The Series' advisory group is composed of the following members: Martin G. Wade, Vice Chairman and Chief Executive Officer of Price-Fleming, John R. Ford, Chief Investment Officer of Price-Fleming, James B.M. Seddon, Vice President of Price-Fleming, Mark C.J. Bickford-Smith, Vice President of Price-Fleming, and David J.L. Warren, President of Price-Fleming. The Series' advisory group has had day-to-day responsibility for managing the Series since the inception of the Series.

Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming Group Limited). John Ford joined Price-Fleming in 1982 and has 19 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. Mark Bickford-Smith joined Price-Fleming in 1995 and has 14 years experience with the Fleming Group in research and financial analysis. David Warren joined
Price-Fleming in 1983 and has 18 years of experience in equity research, fixed-income research and portfolio management.

T. Rowe Price/JNL Mid-Cap Growth Series

Investment Objective. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of medium-sized (mid-cap) U.S. companies which the sub-adviser believes have the potential for above-average earnings growth. A mid-cap company is one whose market capitalization, at the time of acquisition by the Series, falls within the capitalization range of companies in the S&P MidCap 400 Index.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

23.47%            18.21%            21.49%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.02% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL Mid-Cap Growth
  Series                               21.49%               25.62%
S&P MidCap 400 Index                   19.09%               23.32%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL Mid-Cap Growth Series seeks to achieve its objective of long-term growth of capital by investing primarily in common stocks of U.S. companies with medium-sized market capitalizations and the potential for above-average growth. The sub-adviser relies on its proprietary research to identify mid-cap companies with attractive growth prospects. The Series seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average, (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) the sub-adviser believes are undervalued in the marketplace.

The Series will not automatically sell or cease to purchase stock of a company it already owns just because the company's market cap grows or falls outside the range of companies in the S&P MidCap 400 Index.

The Series may also invest in securities other than U.S. common stocks, including foreign securities, convertible securities, and warrants. The Series may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The  Sub-Adviser  and  Portfolio  Management.  The  sub-adviser  to the T.  Rowe
Price/JNL Mid-Cap Growth Series is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.

The Series has an Investment Advisory Committee composed of the following members: Brian W. Berghuis, Chairman, James A.C. Kennedy, and John F. Wakeman. The Committee Chairman has day to day responsibility for managing the Series and works with the Committee in developing and executing the Series' investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985. The Investment Advisory Committee has had day-to-day responsibility for managing the Series since the inception of the Series.

More About The Investment Objectives and Risks of All Series

The investment objectives of the respective Series are not fundamental and may be changed by the Trustees without shareholder approval.

Year 2000 and Euro Issues: Apart from the particular risks described above for each Series, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and its other service providers are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900.

The Trust relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Trust's business, the smooth operation of the Trust depends on the ability of those computers to continue to function properly.

The Trust has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Trust that, at this time, it is either year 2000 compliant or that it has identified its systems which are not currently year 2000 compliant and that it intends to make such systems compliant before December 31, 1999.
The Trust intends to continue to monitor the year 2000 status of its service providers.

Based on the information currently available, the Trust does not anticipate any material impact on the delivery of services to and by the Trust. However, since the Trust must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Trust.

Similarly, the companies and other issuers in which a Series invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Series.

Also, to the extent that a Series invests in foreign securities, the Series could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

                             MANAGEMENT OF THE TRUST

Investment Adviser

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. Jackson National Financial Services, Inc. served as investment adviser to the Trust from the inception of the Trust until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to JNFS.

Management Fee

As compensation for its services, JNFS receives a fee from the Trust computed separately for each Series, accrued daily and payable monthly. The fee which JNFS received from each Series for the fiscal year ended December 31, 1998, is set forth below as an annual percentage of the net assets of the Series. For a Series which was not in operation for all of 1998, its current management fee schedule is shown instead. Each JNL/S&P Series will indirectly bear its pro rata share of fees of the Underlying Series in addition to the fees shown for that Series.


    SERIES                                                        SCHEDULE (where applicable)             FEES
    ------                                                        ---------------------------             ----

    JNL/Alger Growth Series...................................    ...................................    .975%

    JNL/Eagle Core Equity Series..............................    ...................................    .90%

    JNL/Eagle SmallCap Equity Series..........................    ...................................    .95%

    JNL/Janus Aggressive Growth Series........................    ...................................    .95%

    JNL/Janus Capital Growth Series...........................    ...................................    .95%

    JNL/Janus Global Equities Series..........................    ...................................    .99%

    JNL/Putnam Growth Series..................................    ...................................    .90%

    JNL/Putnam Value Equity Series............................    ...................................    .90%

    JNL/S&P Conservative Growth Series I......................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Moderate Growth Series I..........................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Aggressive Growth Series I........................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Very Aggressive Growth Series I...................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Equity Growth Series I............................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Equity Aggressive Growth Series I.................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    PPM America/JNL Balanced Series...........................    ...................................    .73%

    PPM America/JNL High Yield Bond Series....................    ...................................    .73%

    PPM America/JNL Money Market Series.......................    ...................................    .60%

    Salomon Brothers/JNL Global Bond Series...................    ...................................    .85%

    Salomon Brothers/JNL U.S. Government & Quality Bond Series    ...................................    .70%

    T. Rowe Price/JNL Established Growth Series...............    ...................................    .84%

    T. Rowe Price/JNL International Equity Investment Series..    ...................................   1.08%

    T. Rowe Price/JNL Mid-Cap Growth Series...................    ...................................    .95%


Sub-Advisory Arrangements

JNFS selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFS monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNFS, the sub-adviser manages the investment and reinvestment of the assets of the assigned Series, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Series consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser implements such programs by purchases and sales of securities and regularly reports to JNFS and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNFS computed separately for the applicable Series, stated as an annual percentage of the net assets of such Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Series.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, effective January 1, 1999, each Series, except the JNL/S&P Series, pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/S&P Series do not pay an Administrative Fee. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Prior to January 1, 1999, each Series paid all of its own operating expenses.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts). An insurance company purchases the shares of the Series at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Series are not available to the general public directly. Some of the Series are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Series may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Series are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Series may differ substantially.

The net asset value per share of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. A Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its shares. As a result, a Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Series' policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Series intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Series is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

Because the shareholders of each Series are Accounts, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Series. Distributions from the Series are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Series. The information does not reflect any charges imposed by an Account investing in shares of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for each of the periods shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report included in the Statement of Additional Information.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS

                                                               Income from Operations                    Distributions
                                                         --------------------------------  -----------------------------------------
                                                                       Net realized &
                                                                      unrealized gains
                                            Net Asset       Net        on investments                      From net
                                             value,      investment       & foreign         From net     realized gains
                                            beginning      income         currency         investment    on investment     Return of
Period or Year Ended                       of period      (loss)       related items        income        transactions      Capital
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                       $14.53       $(0.06)           $8.45            $(0.05)         $(0.78)        $  -
  Year ended 12/31/97                        13.38         0.04             1.65              -              (0.54)           -
  Period from 4/1/96 to 12/31/96             13.13         0.05             1.10             (0.05)          (0.71)          (0.14)
  Period from 5/15/95* to 3/31/96            10.00         0.01             3.53              -              (0.41)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                        16.50        (0.12)            5.92              -              (1.57)           -
  Year ended 12/31/97                        14.46        (0.06)            2.23             (0.02)          (0.04)          (0.07)
  Period from 4/1/96 to 12/31/96             13.86         0.06             0.70              -              (0.16)           -
  Period from 5/15/95* to 3/31/96            10.00         -                4.70              -              (0.84)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                        17.48         0.04             4.66             (0.07)           -               -
  Year ended 12/31/97                        15.20         0.07             2.84              -              (0.63)           -
  Period from 4/1/96 to 12/31/96             13.75         0.03             2.72             (0.08)          (0.90)          (0.32)
  Period from 5/15/95* to 3/31/96            10.00         0.10             4.02              -              (0.37)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                        13.56         -                6.20              -              (0.81)           -
  Year ended 12/31/97                        11.16        (0.01)            2.93              -              (0.52)           -
  Period from 4/1/96 to 12/31/96             10.38         -                0.78              -               -               -
  Period from 10/16/95* to 3/31/96           10.00         -                0.38              -               -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                        13.75         0.10             2.17             (0.09)          (0.02)           -
  Year ended 12/31/97                        10.62         0.08             3.35             (0.08)          (0.22)           -
  Period from 9/16/96* to 12/31/96           10.00         0.03             0.62             (0.03)           -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                        14.73        (0.06)            0.23              -              (0.08)           -
  Year ended 12/31/97                        11.54        (0.07)            3.26              -               -               -
  Period from 9/16/96* to 12/31/96           10.00        (0.01)            1.55              -               -               -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                       Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                             Ratio of        Ratio of
                                          Net asset                        Net assets,     expenses to       income to
                                         value, end      Total Return     end of period    average net      average net    Portfolio
Period or Year Ended                     of period          (a)          (in thousands)    assets (b)(c)   assets (b)(c)    turnover
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                     $22.09           57.66%         $161,842            1.10%            (0.35)%      114.51%
  Year ended 12/31/97                      14.53           12.67%           78,870            1.10%             0.39%       137.26%
  Period from 4/1/96 to 12/31/96           13.38            8.72%           29,555            1.09%             0.77%        85.22%
  Period from 5/15/95* to 3/31/96          13.13           35.78%            8,527            1.09%             0.27%       163.84%
------------------------------------------------------------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                      20.73           35.16%          111,037            1.09%            (0.68)%      128.95%
  Year ended 12/31/97                      16.50           15.01%           73,749            1.10%            (0.30)%      131.43%
  Period from 4/1/96 to 12/31/96           14.46            5.45%           36,946            1.09%             0.91%       115.88%
  Period from 5/15/95* to 3/31/96          13.86           47.94%            9,578            1.09%            (0.49)%      128.56%
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                      21.11           26.87%          240,385            1.14%             0.13%        81.46%
  Year ended 12/31/97                      17.48           19.12%          151,050            1.15%             0.33%        97.21%
  Period from 4/1/96 to 12/31/96           15.20           19.99%           48,638            1.14%             0.37%        52.02%
  Period from 5/15/95* to 3/31/96          13.75           41.51%           16,141            1.15%             0.39%       142.36%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                      18.95           45.66%          164,948            1.06%            (0.02)%      121.39%
  Year ended 12/31/97                      13.56           26.20%           85,877            1.10%            (0.07)%      125.44%
  Period from 4/1/96 to 12/31/96           11.16            7.51%           38,252            1.07%            (0.02)%       59.92%
  Period from 10/16/95* to 3/31/96         10.38            3.80%            8,649            1.03%            (0.17)%       50.85%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                      15.91           16.54%           37,169            1.05%             1.07%        67.04%
  Year ended 12/31/97                      13.75           32.35%           11,896            1.05%             1.00%        51.48%
  Period from 9/16/96* to 12/31/96         10.62            6.47%            1,954            1.05%             1.10%         1.36%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                      14.82            1.18%           34,953            1.10%            (0.42)%       51.90%
  Year ended 12/31/97                      14.73           27.64%           13,493            1.10%            (0.54)%       60.78%
  Period from 9/16/96* to 12/31/96         11.54           15.40%            1,944            1.10%            (0.26)%       28.01%
====================================================================================================================================


                                                     Ratio information assuming
                                                      no expense reimbursement
                                                      or fees paid indirectly
                                                  ------------------------------
                                                   expenses to        income to
                                                   average net       average net
Period or Year Ended                                assets (b)        assets (b)
================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                                  1.10%            (0.35)%
  Year ended 12/31/97                                  1.17%             0.32%
  Period from 4/1/96 to 12/31/96                       1.40%             0.46%
  Period from 5/15/95* to 3/31/96                      2.77%            (1.41)%
--------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                                  1.09%            (0.68)%
  Year ended 12/31/97                                  1.11%            (0.31)%
  Period from 4/1/96 to 12/31/96                       1.27%             0.73%
  Period from 5/15/95* to 3/31/96                      2.08%            (1.48)%
--------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                                  1.30%            (0.03)%
  Year ended 12/31/97                                  1.37%             0.11%
  Period from 4/1/96 to 12/31/96                       1.63%            (0.12)%
  Period from 5/15/95* to 3/31/96                      2.25%            (0.71)%
--------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                                  1.06%            (0.02)%
  Year ended 12/31/97                                  1.10%            (0.07)%
  Period from 4/1/96 to 12/31/96                       1.19%            (0.14)%
  Period from 10/16/95* to 3/31/96                     1.89%            (1.03)%
--------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                                  1.17%             0.95%
  Year ended 12/31/97                                  1.54%             0.51%
  Period from 9/16/96* to 12/31/96                     4.57%            (2.42)%
--------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                                  1.17%            (0.49)%
  Year ended 12/31/97                                  1.51%            (0.95)%
  Period from 9/16/96* to 12/31/96                     4.77%            (3.93)%
================================================================================

                     See notes to the financial statements.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS (continued)


                                                             Income from operations                     Distributions
                                                          -----------------------------  -------------------------------------------
                                                                        Net realized &
                                                                       unrealized gains
                                             Net Asset        Net       on investments                    From net
                                               value,     investment      & foreign       From net     realized gains
                                             beginning      income         currency      investment    on investment    Return of
             Period or Year ended            of period      (loss)      related items      income       transactions     Capital
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                         $16.99        $(0.01)           $5.94        $(0.01)          $(0.$3)           -
  Year ended 12/31/97                          14.21          0.04             3.07         (0.02)           (0.31)           -
  Period from 4/1/96 to 12/31/96               12.50          0.04             2.12         (0.05)           (0.40)           -
  Period from 5/15/95* to 3/31/96              10.00          0.01             3.66          -               (1.17)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                          16.82          0.16             1.94         (0.16)           (0.52)           -
  Year ended 12/31/97                          14.50          0.13             3.03         (0.13)           (0.71)           -
  Period from 4/1/96 to 12/31/96               12.77          0.10             1.97         (0.15)           (0.19)           -
  Period from 5/15/95* to 3/31/96              10.00          0.23             2.86         (0.17)           (0.15)           -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                          13.06          0.47             0.84         (0.47)           (0.42)           -
  Year ended 12/31/97                          11.92          0.36             1.83         (0.36)           (0.69)           -
  Period from 4/1/96 to 12/31/96               11.17          0.10             0.98         (0.15)           (0.18)           -
  Period from 5/15/95* to 3/31/96              10.00          0.25             1.40         (0.19)           (0.29)           -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                          11.48          0.91            (0.47)        (0.91)           (0.12)           -
  Year ended 12/31/97                          10.67          0.59             1.02         (0.59)           (0.21)           -
  Period from 4/1/96 to 12/31/96               10.23          0.51             0.64         (0.69)           (0.02)           -
  Period from 5/15/95* to 3/31/96              10.00          0.73             0.04         (0.54)            -               -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                           1.00          0.05             -            (0.05)            -               -
  Year ended 12/31/97                           1.00          0.05             -            (0.05)            -               -
  Period from 4/1/96 to 12/31/96                1.00          0.04             -            (0.04)            -               -
  Period from 5/15/95* to 3/31/96               1.00          0.04             -            (0.04)            -               -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                          11.12          0.72            (0.45)        (0.72)            -               -
  Year ended 12/31/97                          10.63          0.54             0.59         (0.58)           (0.05)          (0.01)
  Period from 4/1/96 to 12/31/96               10.46          0.42             0.70         (0.69)           (0.26)           -
  Period from 5/15/95* to 3/31/96              10.00          0.81             0.24         (0.56)           (0.03)           -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                        Ratio and Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                         Ratio of net     Ratio of net
                                                                                           operating       investment
                                            Net asset                    Net assets,      expenses to      income to
                                           value, end    Total Return   end of period     average net      average net     Portfolio
             Period or Year ended           of period        (a)        (in thousands)   assets (b) (c)    assets (b) (c)   turnover
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                       $22.88         34.93%        $182,097            1.01%         (0.07)%           70.55%
  Year ended 12/31/97                        16.99         21.88%          83,612            1.05%          0.31%           194.81%
  Period from 4/1/96 to 12/31/96             14.21         17.28%          22,804            1.04%          0.94%           184.33%
  Period from 5/15/95* to 3/31/96            12.50         37.69%           2,518            0.95%          0.28%           255.03%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                        18.24         12.48%         195,936            1.01%          1.06%            77.80%
  Year ended 12/31/97                        16.82         21.82%         108,565            1.03%          1.43%           112.54%
  Period from 4/1/96 to 12/31/96             14.50         16.25%          17,761            0.85%          2.29%            13.71%
  Period from 5/15/95* to 3/31/96            12.77         31.14%           3,365            0.87%          2.33%            30.12%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                        13.48         10.06%          95,974            0.85%          3.87%            33.74%
  Year ended 12/31/97                        13.06         18.43%          59,694            0.93%          3.72%           160.88%
  Period from 4/1/96 to 12/31/96             11.92          9.72%          24,419            1.04%          2.39%           158.15%
  Period from 5/15/95* to 3/31/96            11.17         16.60%           4,761            1.01%          2.99%           115.84%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                        10.89          3.84%         101,485            0.83%          8.62%           129.85%
  Year ended 12/31/97                        11.48         15.05%          62,712            0.90%          8.15%           189.25%
  Period from 4/1/96 to 12/31/96             10.67         11.24%          13,396            0.88%          8.64%           113.08%
  Period from 5/15/95* to 3/31/96            10.23          7.82%           6,156            0.88%          8.34%           186.21%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                         1.00          4.99%          56,349            0.74%          4.87%             -
  Year ended 12/31/97                         1.00          5.01%          41,808            0.75%          4.92%             -
  Period from 4/1/96 to 12/31/96              1.00          3.61%          23,752            0.75%          4.75%             -
  Period from 5/15/95* to 3/31/96             1.00          4.59%           6,816            0.75%          5.06%             -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                        10.67          2.46%          48,167            1.00%          7.05%           261.87%
  Year ended 12/31/97                        11.12         10.66%          36,725            1.00%          6.83%           134.55%
  Period from 4/1/96 to 12/31/96             10.63         10.68%          12,483            0.99%          7.52%           109.85%
  Period from 5/15/95* to 3/31/96            10.46         10.74%           6,380            1.00%          9.01%           152.89%
====================================================================================================================================

                                                     Ratio information assuming
                                                     no expense reimbursement
                                                     or fees paid indirectly
                                                --------------------------------
                                                                   Ratio of net
                                                   Ratio of          investment
                                                 expenses to        income to
                                                  average net       average net
             Period or Year ended                 assets (b)         assets (b)
================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                               1.01%            (0.07)%
  Year ended 12/31/97                               1.05%             0.31%
  Period from 4/1/96 to 12/31/96                    1.27%             0.71%
  Period from 5/15/95* to 3/31/96                   5.38%            (4.15)%
--------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                               1.01%             1.06%
  Year ended 12/31/97                               1.09%             1.37%
  Period from 4/1/96 to 12/31/96                    1.53%             1.61%
  Period from 5/15/95* to 3/31/96                   2.28%             0.91%
--------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                               0.85%             3.87%
  Year ended 12/31/97                               0.94%             3.71%
  Period from 4/1/96 to 12/31/96                    1.22%             2.21%
  Period from 5/15/95* to 3/31/96                   3.71%             0.29%
--------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                               0.83%             8.62%
  Year ended 12/31/97                               0.90%             8.15%
  Period from 4/1/96 to 12/31/96                    1.21%             8.31%
  Period from 5/15/95* to 3/31/96                   1.50%             7.72%
--------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                               0.75%             4.86%
  Year ended 12/31/97                               0.76%             4.91%
  Period from 4/1/96 to 12/31/96                    0.85%             4.65%
  Period from 5/15/95* to 3/31/96                   1.30%             4.51%
--------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                               1.01%             7.04%
  Year ended 12/31/97                               1.07%             6.76%
  Period from 4/1/96 to 12/31/96                    1.44%             7.07%
  Period from 5/15/95* to 3/31/96                   2.14%             7.87%
================================================================================

                     See notes to the financial statement.

                                JNL SERIES TRUST
                        FINANCIAL HIGHLIGHTS (continued)

                                                               Income from Operations                     Distributions
                                                             -----------------------------   ---------------------------------------
                                                                           Net realized &
                                                                          unrealized gains
                                                 Net Asset      Net        on investments                    From net
                                                  value,     investment      & foreign        From net    realized gains
                                                 beginning     income         currency       investment    on investment   Return of
Period or Year ended                             of period     (loss)      related items       income      transactions      Capital
====================================================================================================================================
Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                             10.69        0.41            0.60           (0.41)          (0.14)            -
  Year ended 12/31/97                             10.20        0.44            0.49           (0.42)          (0.02)            -
  Period from 4/1/96 to 12/31/96                  10.09        0.24            0.24           (0.34)          (0.03)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.45            0.02           (0.34)          (0.04)            -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                             15.62        0.05            4.29           (0.06)          (0.84)            -
  Year ended 12/31/97                             12.56        0.06            3.64           (0.03)          (0.61)            -
  Period from 4/1/96 to 12/31/96                  11.36        0.03            1.81           (0.04)          (0.09)          (0.51)
  Period from 5/15/95* to 3/31/96                 10.00        0.07            2.68           (0.06)          (1.33)            -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                             12.09        0.16            1.58           (0.19)          (0.02)            -
  Year ended 12/31/97                             12.08        0.09            0.23           (0.08)          (0.23)            -
  Period from 4/1/96 to 12/31/96                  11.25        0.06            0.90           (0.12)          (0.01)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.04            1.21            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                             17.37       (0.07)           3.80            -              (0.67)            -
  Year ended 12/31/97                             14.89       (0.03)           2.74            -              (0.23)            -
  Period from 4/1/96 to 12/31/96                  13.43       (0.05)           1.92           (0.05)          (0.36)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.06            3.90            -              (0.53)            -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series I
  Period from 4/9/98* to 12/31/98                 10.00        0.38            0.09            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series I
  Period from 4/8/98* to 12/31/98                 10.00        0.36            0.27            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series I
  Period from 4/8/98* to 12/31/98                 10.00        0.27            0.61            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series I
  Period from 4/1/98* to 12/31/98                 10.00        0.24            0.95            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I
  Period from 4/13/98* to 12/31/98                10.00        0.21            0.43            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series I
  Period from 4/15/98* to 12/31/98                10.00        0.21            0.54            -               -                -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                         Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                              Net asset                     Net assets,    expenses to       income to
                                             value, end    Total Return    end of period   average net      average net    Portfolio
Period or Year ended                          of period        (a)         (in thousands) assets (b)(c)    assets (b)(c)    turnover
====================================================================================================================================

Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                         11.15          9.40%             63,785          0.85%            5.33%       429.70%
  Year ended 12/31/97                         10.69          9.16%             25,389          0.85%            5.99%       378.59%
  Period from 4/1/96 to 12/31/96              10.20          4.82%              9,832          0.84%            5.72%       218.50%
  Period from 5/15/95* to 3/31/96             10.09          4.65%              3,007          0.84%            5.41%       253.37%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                         19.06         27.78%            216,599          0.95%            0.38%        54.93%
  Year ended 12/31/97                         15.62         29.47%            124,022          0.98%            0.43%        47.06%
  Period from 4/1/96 to 12/31/96              12.56         16.12%             32,291          1.00%            0.59%        36.41%
  Period from 5/15/95* to 3/31/96             11.36         28.23%              8,772          1.00%            0.75%       101.13%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                         13.62         14.43%             70,927          1.23%            0.88%        16.39%
  Year ended 12/31/97                         12.09          2.65%             78,685          1.24%            0.74%        18.81%
  Period from 4/1/96 to 12/31/96              12.08          8.54%             48,204          1.25%            1.09%         5.93%
  Period from 5/15/95* to 3/31/96             11.25         12.50%             24,211          1.25%            0.78%        16.45%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                         20.43         21.49%            189,636          1.04%           (0.37)%       50.92%
  Year ended 12/31/97                         17.37         18.21%            127,052          1.06%           (0.26)%       41.43%
  Period from 4/1/96 to 12/31/96              14.89         13.91%             47,104          1.10%           (0.18)%       25.05%
  Period from 5/15/95* to 3/31/96             13.43         40.06%             10,545          1.10%            0.82%        66.04%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series I
  Period from 4/9/98* to 12/31/98             10.47          4.70%             10,026          0.20%           14.15%        36.08%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series I
  Period from 4/8/98* to 12/31/98             10.63          6.30%             12,612          0.20%           13.74%        57.96%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series I
  Period from 4/8/98* to 12/31/98             10.88          8.80%              4,425          0.20%            7.34%       126.18%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series I
  Period from 4/1/98* to 12/31/98             11.19         11.90%              2,441          0.20%            5.73%       121.03%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I
  Period from 4/13/98* to 12/31/98            10.64          6.40%              5,035          0.20%            6.93%        72.69%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series I
  Period from 4/15/98* to 12/31/98            10.75          7.50%              3,238          0.20%            7.01%        67.88%
====================================================================================================================================

                                                   Ratio information assuming
                                                    no expense reimbursement
                                                    or fees paid indirectly
                                                  ------------------------------
                                                                   Ratio of net
                                                   Ratio of         investment
                                                  expenses to       income to
                                                  average net      average net
Period or Year ended                              assets (b)        assets (b)
================================================================================
Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                              0.86%            5.32%
  Year ended 12/31/97                              0.96%            5.88%
  Period from 4/1/96 to 12/31/96                   1.37%            5.19%
  Period from 5/15/95* to 3/31/96                  2.53%            3.72%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                              0.95%            0.38%
  Year ended 12/31/97                              0.98%            0.43%
  Period from 4/1/96 to 12/31/96                   1.11%            0.48%
  Period from 5/15/95* to 3/31/96                  2.09%           (0.34)%
--------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                              1.28%            0.83%
  Year ended 12/31/97                              1.32%            0.66%
  Period from 4/1/96 to 12/31/96                   1.29%            1.05%
  Period from 5/15/95* to 3/31/96                  2.14%           (0.11)%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                              1.04%           (0.37)%
  Year ended 12/31/97                              1.06%           (0.26)%
  Period from 4/1/96 to 12/31/96                   1.14%           (0.22)%
  Period from 5/15/95* to 3/31/96                  2.10%           (0.18)%
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series I
  Period from 4/9/98* to 12/31/98                  -                -
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series I
  Period from 4/8/98* to 12/31/98                  -                -
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series I
  Period from 4/8/98* to 12/31/98                  -                -
--------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series I
  Period from 4/1/98* to 12/31/98                  -                -
--------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I
  Period from 4/13/98* to 12/31/98                 -                -
--------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series I
  Period from 4/15/98* to 12/31/98                 -                -
================================================================================

                     See notes to the financial statements.

                                   PROSPECTUS

                                   May 1, 1999

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's Statement of Information (SAI) dated May 1, 1999, which contains further information about the Trust and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's Annual and Semi-Annual Reports to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You can also obtain information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov) and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and copying charges by calling (800) SEC-0330.

                                        The Trust's SEC file number is: 811-8894

                               JNL(R) SERIES TRUST

                                   PROSPECTUS

                                   May 1, 1999

                               JNL(R) SERIES TRUST
                 5901 Executive Drive o Lansing, Michigan 48911

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts. The Trust currently offers shares in the following separate Series, each with its own investment objective.


JNL/Alliance Growth Series
JNL/J.P. Morgan International & Emerging Markets Series
JNL/Janus Aggressive Growth Series
JNL/Janus Global Equities Series
JNL/PIMCO Total Return Bond Series
JNL/Putnam Growth Series
JNL/Putnam Value Equity Series
JNL/S&P Conservative Growth Series II
JNL/S&P Moderate Growth Series II
JNL/S&P Aggressive Growth Series II
JNL/S&P Very Aggressive Growth Series II
JNL/S&P Equity Growth Series II
JNL/S&P Equity Aggressive Growth Series II
Goldman Sachs/JNL Growth & Income Series
Lazard/JNL Mid Cap Value Series
Lazard/JNL Small Cap Value Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Balanced Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL High Yield Bond Series
T. Rowe Price/JNL International Equity Investment Series
T. Rowe Price/JNL Mid-Cap Growth Series

The Securities and Exchange Commission has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

"Standard & Poor's(R)",  "S&P(R)", "S&P 500(R)",  Standard & Poor's 500", "500",
"S&P MidCap 400 Index" and "Standard & Poor's 400 Index" are trademarks of The McGraw-Hill Companies, Inc.

The Trust's Statement of Additional Information (SAI) contains additional information about the Trust and the Series.

                                 ---------------

                                TABLE OF CONTENTS


About the Series of the Trust

Management of the Trust

Administrative Fee

Investment in Trust Shares

Share Redemption

Tax Status

Financial Highlights

                          ABOUT THE SERIES OF THE TRUST

JNL/Alliance Growth Series

Investment Objective. The investment objective of the JNL/Alliance Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks or securities with common stock characteristics, which include securities convertible into or exchangeable for common stock. The Series invests primarily in high-quality U.S. companies, generally those of large market capitalization. The Series may invest a portion of its assets in foreign securities. The potential for appreciation of capital is the basis for investment decisions. Whatever income the Series' investments generate is incidental to the objective of capital growth.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Alliance Growth Series seeks to achieve its investment objective of long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that the sub-adviser believes have the potential for capital appreciation. In selecting equity securities, the sub-adviser considers a variety of factors, such as an issuer's current and projected revenue, earnings, cash flow and assets, as well as general market conditions. Because the Series holds securities selected for growth potential rather than protection of income, the value of the Series' portfolio may be more volatile in response to market changes than it would be if the Series held income-producing securities.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets.

The Series may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio. The Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Alliance Growth Series is Alliance Capital Management L.P. (Alliance), with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems.

James G. Reilly, Senior Vice President of Alliance, and Syed Hasnain, Senior Vice President and Large Cap Growth Portfolio Manager of Alliance, share the responsibility for the day-to-day management of the Series. Mr. Reilly joined Alliance in 1984. Mr. Hasnain joined Alliance in 1993. Mr. Reilly has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Hasnain has shared responsibility for the day-to-day management of the Series since January 1999.

JNL/J.P. Morgan International & Emerging Markets Series

Investment Objective. The investment objective of the JNL/J.P. Morgan International & Emerging Markets Series is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. The Series also invests in the equity securities of companies in developing countries or "emerging markets." The Series focuses its emerging market investments in those countries which the sub-adviser believes have strongly developing economies and in which the markets are becoming more sophisticated.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

          o Emerging markets risk. The Series may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/J.P. Morgan International & Emerging Markets Series seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation ranking, as well as its assessment of other factors, including: catalysts that could trigger a change in a stock's price; potential reward compared to potential risk, and temporary mispricings caused by market overreactions. The Series' country allocation and industrial sector weightings result primarily from its stock selection decisions and may vary significantly from the MSCI All Country World Index Free (ex-U.S.), the Series' benchmark.

The sub-adviser considers "emerging markets" to be any country generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations or its authorities. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iv) has at least 50% of its assets located in emerging markets.

Under  normal  market  conditions,   the  Series  may  invest  in  money  market
instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. The Series may also invest in money market instruments as a temporary defensive measure when, in the sub-adviser's view, market conditions are, or are anticipated to be, adverse. Doing so may reduce the potential for appreciation in the Series' portfolio.

The sub-adviser manages the Series actively in pursuit of its investment objective. Active trading may increase transaction costs, which may reduce performance.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/J.P. Morgan International & Emerging Markets Series is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

The Series has a portfolio management team that is responsible for the day-to-day management of the Series. The portfolio management team is led by Paul A. Quinsee, Managing Director of J.P. Morgan, Andrew C. Cormie, Vice President of J.P. Morgan, and Nigel F. Emmett, Vice President of J.P. Morgan. Mr. Quinsee has been at J.P. Morgan since 1992 and has been on the portfolio management team since the inception of the Series. Mr. Cormie has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984. Mr. Emmett joined J.P. Morgan in August 1997; prior to that, he was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Mr. Cormie and Mr. Emmett have been on the portfolio management team for the Series since the inception of the Series.

JNL/Janus Aggressive Growth Series

Investment Objective. The investment objective of the JNL/Janus Aggressive Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Series may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

18.95%            12.67%            57.66%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 29.79% (4th quarter of 1998) and its lowest quarterly return was -6.56% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Aggressive Growth Series     57.66%               30.36%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Aggressive Growth Series invests primarily in common stocks when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Aggressive Growth Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst. Mr. Lammert has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Global Equities Series

Investment Objective. The investment objective of the JNL/Janus Global Equities Series is long-term growth of capital in a manner consistent with the preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of foreign and domestic issuers. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Series can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Series normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

31.36%            19.12%            26.87%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 20.52% (4th quarter of 1998) and its lowest quarterly return was -16.93% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Global Equities Series       26.87%               29.59%
Morgan Stanley Capital
  International World Index            22.78%               16.53%

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Global Equities Series invests primarily in common stocks of foreign and domestic companies and, to a lesser degree, other types of securities, such as bonds and other debt securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Global Equities Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst. Ms. Hayes has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/PIMCO Total Return Bond Series

Investment Objective. The investment objective of the JNL/PIMCO Total Return Bond Series is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Principal Investment Strategies. The Series attempts to achieve its objective by investing primarily in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage-and other asset-backed securities and cash equivalents.

The average duration of the Series typically ranges between three and six years, although the maturities of the securities it holds may vary. The Series' foreign investments will primarily be in securities of issuers based in developed countries, although it may invest in securities of issuers in emerging market countries. A significant portion of the Series' foreign holdings may be denominated in foreign currencies. The Series may buy and sell foreign currency and foreign currency contracts, and invest in options, futures contracts, swap agreements, and other indexed instruments. The Series may enter into a series of purchase or sale contracts or use other investment techniques to obtain market exposure or to hedge against changes in foreign currency exchange rates, interest rates or securities prices.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Derivatives risk. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Series seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Series, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Series may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Series may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Series may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Series may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

The Series may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The Series may invest in high-yeild, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/PIMCO Total Return Bond Series is Pacific Investment Management Company (PIMCO), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is an investment counseling firm founded in 1971.

William H. Gross, Managing Director of PIMCO, is responsible for the day-to-day management of the Series. A Fixed Income Portfolio Manager, Mr. Gross is one of the founders of PIMCO. Mr. Gross has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Putnam Growth Series

Investment Objective. The investment objective of the JNL/Putnam Growth Series is long-term capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Series may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Series may invest a portion of its assets in foreign securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

26.81%            21.88%            34.93%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -12.00% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Growth Series               34.93%               30.82%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by Phoenix Investment Counsel, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Growth Series invests primarily in the equity securities of domestic, large capitalization companies. However, the Series may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Series may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Series may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Growth Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

C. Beth Cotner has responsibility for the day-to-day management of the Series. Ms. Cotner, Senior Vice President, has been employed as a Senior Portfolio Manager by Putnam since September 1995. Prior to that, Ms. Cotner was Executive Vice President of Kemper Financial Services. Ms. Cotner has had responsibility for the day-to-day management of the Series since May 1, 1997.

JNL/Putnam Value Equity Series

Investment Objective. The investment objective of the JNL/Putnam Value Equity Series is capital growth, with income as a secondary objective.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Series considers a large-capitalization company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $2 billion or greater.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

24.33%            21.82%            12.48%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -11.03% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Value Equity Series         12.48%               22.46%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by PPM America, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Value Equity Series invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have distinctly above-average dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Series' exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Value Equity Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

Anthony I. Kreisel a Managing Director of Putnam, has responsibility for the day-to-day management of the Series. Mr. Kreisel has been an investment professional at Putnam since 1986. Mr. Kreisel has had responsibility for the day-to-day management of the Series since May 1, 1997.

JNL/S&P Conservative Growth Series II

Investment Objective. The investment objective of the JNL/S&P Conservative Growth Series II is capital growth and current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Conservative Growth Series II may invest are the JNL/Alliance Growth Series, JNL/J.P. Morgan International & Emerging Markets Series, JNL/Janus Aggressive Growth Series, JNL/Janus Global Equities Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series,
Lazard/JNL Mid Cap Value Series, Lazard/JNL Small Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Series seeks to achieve current income through its investments in Underlying Series that invest primarily in fixed-income securities. These investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield, high-risk bonds.

Under normal circumstances, the Series allocates approximately 60% to 70% of its assets to Underlying Series that invest primarily in equity securities and 30% to 40% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging market typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Conservative Growth Series II asset allocation is expected to result in less risk than that incurred by JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents. Doing so may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Conservative Growth Series II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Moderate Growth Series II

Investment Objective. The investment objective of the JNL/S&P Moderate Growth Series II is capital growth. Current income is a secondary objective.

Principal Investment Strategies. The Series seeks to achieve its investment objectives by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Moderate Growth Series II may invest are the JNL/Alliance Growth Series, JNL/J.P. Morgan International & Emerging Markets Series, JNL/Janus Aggressive Growth Series, JNL/Janus Global Equities Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Mid Cap Value Series, Lazard/JNL Small Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Underlying Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Series seeks to achieve current income through its investments in Underlying Series that invest primarily in fixed-income securities. These investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield, high-risk bonds.

Under normal circumstances, the Series allocates approximately 70% to 80% of its assets to Underlying Series that invest primarily in equity securities and 20% to 30% to Underlying Series that invest primarily in fixed-income securities. Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging market typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Moderate Growth Series II asset allocation is expected to result in less risk than that incurred by JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II, but more risk than JNL/S&P Conservative Growth Series II.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents. Doing so may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Moderate Growth Series II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Aggressive Growth Series II

Investment Objective. The investment objective of the JNL/S&P Aggressive Growth Series II is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Aggressive Growth Series II may invest are the JNL/Alliance Growth Series, JNL/J.P. Morgan International & Emerging Market Series, JNL/Janus Aggressive Growth Series, JNL/Janus Global Equities Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series,
Lazard/JNL Mid Cap Value Series, Lazard/JNL Small Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth primarily through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Series seeks to achieve capital growth secondarily through its investment in Underlying Series that invest primarily in fixed-income securities. These investments may include Underlying Series that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Series that invest exclusively in bonds of U.S. issuers. The Series may invest in Underlying Series that invest exclusively in investment-grade securities, as well as Underlying Series that invest in high-yield, high-risk bonds.

Under normal circumstances, the Series allocates approximately 85% to 95% of its assets to Underlying Series that invest primarily in equity securities and 5% to 15% to Underlying Series that invest primarily in fixed-income securities.
Within these asset classes, the Series remains flexible with respect to the percentage it will allocate among particular Underlying Series.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Aggressive Growth Series II asset allocation is expected to result in less risk than that incurred by JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II, but more risk than JNL/S&P Conservative Growth Series II or JNL/S&P Moderate Growth Series II.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash or cash equivalents. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Aggressive Growth Series II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Very Aggressive Growth Series II

Investment Objective. The investment objective of the JNL/S&P Very Aggressive Growth Series II is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which JNL/S&P Very Aggressive Growth Series II may invest are the JNL/Alliance Growth Series, JNL/J.P. Morgan International & Emerging Markets Series, JNL/Janus Aggressive Growth Series, JNL/Janus Global Equities Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series,
Lazard/JNL Mid Cap Value Series, Lazard/JNL Small Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among those particular Underlying Series that invest primarily in equity securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Very Aggressive Growth Series II asset allocation is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Equity Growth Series II or JNL/S&P Equity Aggressive Growth Series II.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash, cash equivalents or Underlying Series that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Very Aggressive Growth Series II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Equity Growth Series II

Investment Objective. The investment objective of the JNL/S&P Equity Growth Series II is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Equity Growth Series II may invest are the JNL/Alliance Growth Series, JNL/J.P. Morgan International & Emerging Markets Series, JNL/Janus Aggressive Growth Series, JNL/Janus Global Equities Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series,
Lazard/JNL Mid Cap Value Series, Lazard/JNL Small Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among those particular Underlying Series that invest primarily in equity securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging market typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Equity Growth Series II asset allocation is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II and JNL/S&P Aggressive Growth Series II, but less risk than JNL/S&P Equity Aggressive Growth Series II or JNL/S&P Very Aggressive Growth Series II.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash, cash equivalents or Underlying Series that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Equity Growth Series II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Servicesin connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Servicesto the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

JNL/S&P Equity Aggressive Growth Series II

Investment Objective. The investment objective of the JNL/S&P Equity Aggressive Growth Series II is capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing in a diversified group of other Series of the Trust (Underlying Series). The Underlying Series in which the JNL/S&P Equity Aggressive Growth Series II may invest are the JNL/Alliance Growth Series, JNL/J.P. Morgan International & Emerging Markets Series, JNL/Janus Aggressive Growth Series, JNL/Janus Global Equities Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Mid Cap Value Series, Lazard/JNL Small Cap Value Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series.

The Series seeks to achieve capital growth through its investments in Underlying Series that invest primarily in equity securities. These investments may include Series that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Series allocates 100% of its assets to Underlying Series that invest primarily in equity securities. The Series remains flexible with respect to the percentage it will allocate among those particular Underlying Series that invest primarily in equity securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. Since the Series concentrates its investments in shares of the Underlying Series, its performance is directly related to the ability of the Underlying Series to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Series. Accordingly, a variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests indirectly in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause an Underlying Series' performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Series invests in bonds issued by a foreign government, that Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Emerging markets risk. The Series may invest a portion of its assets in one or more Underlying Series that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of an Underlying Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

Because the Series invests exclusively in other series of the Trust, you should look elsewhere in this prospectus for the particular information about those series. As a shareholder of an Underlying Series, the Series will bear its pro rata share of the expenses of that Underlying Series, which could result in duplication of certain fees, including management and administration fees.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/S&P Equity Aggressive Growth Series II asset allocation is expected to result in more risk than that incurred by JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II or JNL/S&P Equity Growth Series II, but less risk than JNL/S&P Very Aggressive Growth Series II.

When the sub-adviser believes that a temporary defensive position is desirable, the Series may invest up to 100% of its assets in cash, cash equivalents or Underlying Series that invest primarily in fixed-income securities. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/S&P Equity Aggressive Growth Series II is Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor's Ratings Services in connection with its ratings business, except to the extent such information is made available by Standard & Poor's Ratings Services to the general public.

David M. Blitzer and Joshua M. Harari, CFA, share the primary responsibility for the day-to-day management of the Series. Mr. Blitzer has been Vice President of SPIAS since 1995 and has been an economist with Standard & Poor's Equity Services Group (which operates independently of Standard & Poor's Ratings Services) since 1982. Mr. Blitzer has had responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Harari has been a senior investment officer with the Quantitative Services department of Standard & Poor's Financial Information Services since 1998. Since joining Standard & Poor's in 1986, Mr. Harari served as an equity analyst and supervisor of industrial analysts with Standard & Poor's Equity Services Group. Mr. Harari has had responsibility for the day-to-day management of the Series since May 1998.

Goldman Sachs/JNL Growth & Income Series

Investment Objective. The investment objectives of the Goldman Sachs/JNL Growth & Income Series are long-term growth of capital and growth of income.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic large-capitalization companies that the sub-adviser believes to have favorable prospects for capital appreciation and/or dividend-paying ability. The Series may also invest in fixed-income securities (typically of investment grade) that offer the potential to further the Series' investment objectives. The Series may invest in foreign securities, including securities of issuers in emerging markets and securities quoted in foreign currencies.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Emerging markets risk. The Series may invest a portion of its assets securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Derivatives risk. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with prices movements in the rest of the portfolio.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Goldman Sachs/JNL Growth & Income Series invests primarily in equity securities of companies which the sub-adviser believes are underpriced relative to a combination of such factors as the company's long-term earnings, growth rate, free cash flow and/or dividend paying ability.

The sub-adviser gives consideration to the business quality of the issuer. Factors affecting the sub-adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Series may also purchase securities of companies that have experienced difficulties and that, in the opinion of the sub-adviser, are available at attractive prices.

The sub-adviser uses firsthand fundamental research in choosing the Series' securities and applies macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The sub-adviser draws on the research and market expertise of its affiliates as well as information provided by other securities dealers. In general, the sub-adviser sells equity securities held by the Series when it believes that the market price fully reflects or exceeds the securities' fundamental valuation or when it identifies other, more attractive investments.

The Series may invest up to 10% of its total assets in debt securities which are unrated or rated in the lowest rating categories by S&P or Moody's. These lower-rated bonds are commonly referred to as junk bonds. Lower-rated securities generally involve a higher risk of default than higher-rated ones and a potentially greater risk of illiquidity.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

For temporary, defensive purposes, the Series may invest up to 100% of its assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, high-grade commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year, or subject to certain tax restrictions, foreign currencies. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio or for growth of income.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Goldman Sachs/JNL Growth & Income Series is Goldman Sachs Asset Management (GSAM), One New York Plaza, New York, New York 10004. GSAM is a separate operating division of Goldman, Sachs & Co., which registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls GSAM, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. GSAM provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money markets.

Paul D. Farrell, Managing Director of GSAM, and Karma Wilson, Vice President of GSAM, share the responsibility for the day-to-day management of the Goldman Sachs/JNL Growth & Income Series. Mr. Farrell joined GSAM in 1991. In 1998, he became responsible for managing GSAM's Value team. Ms. Wilson joined Goldman Sachs in 1994. Prior to 1994, she was an investment analyst with Bankers Trust Australia Ltd. Mr. Farrell has had responsibility for the day-to-day management of the Series since January 1999. Ms. Wilson has responsibility for the day-to-day management of the Series since September 1998.

Lazard/JNL Mid Cap Value Series

Investment Objective. The investment objective of the Lazard/JNL Mid Cap Value Series is capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity. The Russell Mid Cap Index is composed of selected common stocks of medium-size U.S. companies. The Series' equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Lazard/JNL Mid Cap Value Series invests primarily in the equity securities of undervalued medium-size U.S. companies. To the extent its assets are not invested in such securities, the Series may invest in the equity securities of larger capitalization companies or investment grade fixed-income securities. In searching for undervalued medium capitalization stocks,  the  sub-adviser  uses a  stock-selection  process  based  primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell
Midcap Index. The sub-adviser may sell a security for any of the following reasons:

          o its price rises to a level where it no longer reflects value (target valuation);

          o    the underlying investment assumptions are no longer valid;

          o    company management changes their direction; or

          o external events occur (e.g., changes in regulation, taxes and competitive position).

The Series may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary, defensive purposes, the Series may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Lazard/JNL Mid Cap Value Series is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Herbert W. Gullquist and Eileen Alexanderson share primary responsibility for the day-to-day management of the Series. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Ms. Alexanderson has been with Lazard since 1979. She has been a Managing Director of Lazard Freres since January 1997; prior thereto, Ms. Alexanderson was a Senior Vice President of Lazard. Ms. Alexanderson is responsible for U.S./global equity management and overseeing the day-to-day operations of the U.S. Small Cap and U.S. Mid Cap equity investment teams. Mr. Gullquist and Ms. Alexanderson have shared responsibility for the day-to-day management of the Series since the inception of the Series.

Lazard/JNL Small Cap Value Series

Investment Objective. The investment objective of the Lazard/JNL Small Cap Value Series is capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Series' equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Series is likely to invest have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Series may not be appropriate for all investors.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Lazard/JNL Small Cap Value Series invests in equity securities of small U.S. companies that, in the sub-adviser's opinion, have one or more of the following characteristics: (i) are undervalued relative to their earnings, cash flow, or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within 2 years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price-to-earnings or price-to-cash-flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The  sub-adviser  does  not   automatically   sell  a  security  if  its  market
capitalization grows or falls outside the range of companies in the Russell 2000 Index. The sub-adviser may sell a security for any of the following reasons:

          o its price rises to a level where it no longer reflects value (target valuation);

          o    the underlying investment assumptions are no longer valid;

          o    company management changes their direction; or

          o external events occur (e.g., changes in regulation, taxes and competitive position).

The Series may invest in equity securities of larger U.S. companies or investment grade fixed-income securities.

The Series may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary, defensive purposes, the Series may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Lazard/JNL Small Cap Value Series is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Herbert W. Gullquist and Eileen Alexanderson share primary responsibility for the day-to-day management of the Series. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Ms. Alexanderson has been with Lazard since 1979. She has been a Managing Director of Lazard Freres since January 1997; prior thereto, Ms. Alexanderson was a Senior Vice President of Lazard. Ms. Alexanderson is responsible for U.S./global equity management and overseeing the day-to-day operations of the U.S. Small Cap and U.S. Mid Cap equity investment teams. Mr. Gullquist and Ms. Alexanderson have shared responsibility for the day-to-day management of the Series since the inception of the Series.

PPM America/JNL Money Market Series

Investment Objective. The investment objective of the PPM America/JNL Money Market Series is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Principal Investment Strategies. The Series invests in high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The sub-adviser manages the Series to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Series may invest more than 25% of its assets in the U.S. banking industry.

Principal Risks of Investing in the Series. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

4.87%             5.01%             4.99%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 1.30% (3rd quarter of 1995) and its lowest quarterly return was 1.17% (1st quarter of 1997).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                              1 year          Life of Series*

PPM America/JNL Money Market Series            4.99%                   5.00%
Merrill Lynch Treasury Bill
  Index (3 month)                              5.23%                  5.405%

The 7-day yield of the Series on December 31, 1998, was 4.78%.

The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.

*  The Series began operations on May 15, 1995.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series. The PPM America/JNL Money Market Series invests exclusively in the following types of high quality, U.S.
dollar-denominated money market instruments that mature in 397 days or less:

          o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

          o Corporate obligations, including commercial paper, of domestic and foreign issuers;

          o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL Money Market Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

Salomon Brothers/JNL Balanced Series

Investment Objective. The investment objective of the Salomon Brothers/JNL Balanced Series is to obtain above-average income. The Series' secondary objective is to take advantage of opportunities for growth of capital and income.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing in a diversified portfolio of a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Series may vary the percentage of assets invested in any one type of security in accordance with the sub-adviser's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.

Under normal market conditions, approximately 40% of the Series' assets will consist of equity securities. Equity holdings may include common and preferred stock, securities convertible into common or preferred stock, rights and warrants, equity interests in trusts, partnerships, joint ventures or similar enterprises, and Depositary Receipts.

The sub-adviser may invest in the full range of maturities of fixed-income securities, which may include corporate debt securities, U.S. Government securities, mortgage-backed securities, zero coupon bonds, deferred interest bonds and payment-in-kind securities. Generally, most of the Series' long-term debt investments consist of investment grade securities, although the Series may invest in non-investment grade securities commonly known as "junk bonds." The Series may also invest in foreign securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Salomon Brothers/JNL Balanced Series allocates its assets primarily among common stocks, investment-grade bonds, convertible securities, high-yield/high-risk securities and cash.

The Series may use derivative instruments, such as futures contracts and options, for hedging or maturity or duration purposes, or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL Balanced Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

George Williamson, Diretor and Senior Portfolio Manager of SBAM, is primarily responsible for the day-to-day management of the Series. Prior to joining SBAM in 1990, Mr. Williamson was employed by as a portfolio manager with Lehman Brothers from 1979 to 1990. Mr. Williamson has had primary responsibility for the day-to-day management of the Series since September 1998.

Salomon Brothers/JNL Global Bond Series

Investment   Objective.   The  primary  investment   objective  of  the  Salomon
Brothers/JNL Global Bond Series is to seek a high level of current income. As a secondary objective, the Series seeks capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of fixed income securities of U.S. and foreign issuers. The sub-adviser invests the Series' assets primarily by making strategic allocations among: U.S. investment grade bonds; high-yield bonds; non-U.S. investment grade bonds; and emerging markets debt securities. The sub-adviser makes these allocations based on its analysis of current economic and market conditions, and the relative risks and opportunities, applicable to those types of securities. The sub-adviser may invest a significant portion of the Series' assets in medium- or lower-quality securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o High-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

14.39%            10.66%            2.46%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 4.86% (2nd quarter of 1997) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

                            Average Annual Total Returns As of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

Salomon Brothers/JNL Global Bond
  Series                                2.46%                9.47%
Salomon Smith Barney Broad Investment
  Grade Index                           8.72%                8.56%

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Salomon Brothers/JNL Global Bond Series invests in a globally diverse portfolio of fixed-income investments. The sub-adviser has broad discretion to invest the Series' assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Series and makes such adjustments as it deems appropriate.

The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Series invests. The sub-adviser anticipates that, under current market conditions, the Series' portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Series may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL Global Bond Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

In connection with SBAM's service as sub-adviser to the Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by SBAM at no additional expense to the Trust.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Series. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Series since the inception of the Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Series. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Brothers Inc. and SBAM and Senior Portfolio Manager of SBAM, is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group (Prudential) where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby also managed high-yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential. Ms. Semmel is a Director and Portfolio Manager of SBAM and a Director of Salomon Brothers Inc. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Prior to joining SBAM, Ms. Semmel spent four years as a high-yield bond analyst at Morgan Stanley Asset Management. Ms. Semmel has assisted in the day-to-day management of the Series since inception of the Series.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Series. Prior to joining SBAM Limited in April 1994, Mr. Scott worked for four years at J.P. Morgan Investment Management Inc. (J.P. Morgan) where he was responsible for global and non-dollar portfolios for clients including departments of various governments, pension funds and insurance companies. Before joining J.P. Morgan, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products. Mr. Scott has had responsibility for currency transactions and investment in non-dollar denominated debt securities for the Series since inception of the Series.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Series. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager responsible for investment grade portfolios. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc.'s Fixed Income Sales Group and Product Support Divisions. Mr. Lavan has had responsibility for mortgage-backed securities and U.S. Government securities for the Series since the inception of the Series.

Salomon Brothers/JNL High Yield Bond Series

Investment Objective. The investment objective of the Salomon Brothers/JNL High Yield Bond Series is to maximize current income. As a secondary objective, the Series seeks capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of high- yield, high-risk, fixed-income securities of U.S. issuers rated in medium or lower rating categories (or determined by the sub-adviser to be of comparable quality). In pursuing the Series' secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Salomon Brothers/JNL High Yield Bond Series invests a substantial percentage of its total assets in high-yield, high-risk debt securities, commonly referred to as "junk bonds." In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Series' ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

The Series may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issues. The Series may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. The Series may invest in fixed- and floating-rate loans, including loan participations. The Series may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnerships interests. The Series may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Series may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Series may invest. The sub-adviser anticipates that, under current market conditions, the Series will have average portfolio life of 10 to 15 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets.

When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Series' investment strategy inconsistent with the best interests of the Series' shareholders, the Series may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL High Yield Bond Series is Salomon Brothers Asset Management Inc
(SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies.

Peter J. Wilby is primarily responsible for the day-to-day management of the Series. Mr. Wilby has had primary responsibility for the day-to-day management of the Series since the inception of the Series. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Brothers Inc and SBAM and Senior Portfolio Manager of SBAM, is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group (Prudential) where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby also managed high-yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential.

T. Rowe Price/JNL International Equity Investment Series

Investment Objective. The investment objective of the T. Rowe Price/JNL International Equity Investment Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of common stocks of established, non-U.S. companies. The Series normally has at least three countries represented in its portfolio, including both developed and emerging markets.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

          o Emerging markets risk. The Series may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

13.91%            2.65%             14.43%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.55% (4th quarter of 1998) and its lowest quarterly return was -13.48% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL International
  Equity Investment Series             14.43%               10.43%
Morgan Stanley Europe and
  Australasia, Far East Equity Index   20.33%                8.13%

The Morgan Stanley Europe and Australasia, Far East Equity Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL International Equity Investment Series invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation and investment diversification. In addition to common stocks, the Series may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities.

In analyzing companies for investment, the sub-adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet with relatively low debt; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. Current dividend income is not a prerequisite in the selection of portfolio companies. However, the Series generally invests in companies that have a record of paying dividends, which the sub-adviser expects will increase in future years as earnings increase.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the T. Rowe Price/JNL International Equity Investment Series is Rowe Price-Fleming International, Inc. (Price-Fleming), located at 100 East Pratt Street,
Baltimore, Maryland 21202. Price-Fleming is one of America's largest international mutual fund asset managers.

There is an investment advisory group that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. The Series' advisory group is composed of the following members: Martin G. Wade, Vice Chairman and Chief Executive Officer of Price-Fleming, John R. Ford, Chief Investment Officer of Price-Fleming, James B.M. Seddon, Vice President of Price-Fleming, Mark C.J. Bickford-Smith, Vice President of Price-Fleming, and David J.L. Warren, President of Price-Fleming. The Series' advisory group has had day-to-day responsibility for managing the Series since the inception of the Series.

Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming Group Limited). John Ford joined Price-Fleming in 1982 and has 19 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. Mark Bickford-Smith joined Price-Fleming in 1995 and has 14 years experience with the Fleming Group in research and financial analysis. David Warren joined
Price-Fleming in 1983 and has 18 years of experience in equity research, fixed-income research and portfolio management.

T. Rowe Price/JNL Mid-Cap Growth Series

Investment Objective. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of medium-sized (mid-cap) U.S. companies which the sub-adviser believes have the potential for above-average earnings growth. A mid-cap company is one whose market capitalization, at the time of acquisition by the Series, falls within the capitalization range of companies in the S&P MidCap 400 Index.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

23.47%            18.21%            21.49%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.02% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL Mid-Cap Growth
  Series                               21.49%               25.62%
S&P MidCap 400 Index                   19.09%               23.32%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL Mid-Cap Growth Series seeks to achieve its objective of long-term growth of capital by investing primarily in common stocks of U.S. companies with medium-sized market capitalizations and the potential for above-average growth. The sub-adviser relies on its proprietary research to identify mid-cap companies with attractive growth prospects. The Series seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average, (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) the sub-adviser believes are undervalued in the marketplace.

The Series will not automatically sell or cease to purchase stock of a company it already owns just because the company's market cap grows or falls outside the range of companies in the S&P MidCap 400 Index.

The Series may also invest in securities other than U.S. common stocks, including foreign securities, convertible securities, and warrants. The Series may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The  Sub-Adviser  and  Portfolio  Management.  The  sub-adviser  to the T.  Rowe
Price/JNL Mid-Cap Growth Series is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.

The Series has an Investment Advisory Committee composed of the following members: Brian W. Berghuis, Chairman, James A.C. Kennedy, and John F. Wakeman. The Committee Chairman has day to day responsibility for managing the Series and works with the Committee in developing and executing the Series' investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985. The Investment Advisory Committee has had day-to-day responsibility for managing the Series since the inception of the Series.

More About The Investment Objectives and Risks of All Series

The investment objectives of the respective Series are not fundamental and may be changed by the Trustees without shareholder approval.

Year 2000 and Euro Issues: Apart from the particular risks described above for each Series, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and its other service providers are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900.

The Trust relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Trust's business, the smooth operation of the Trust depends on the ability of those computers to continue to function properly.

The Trust has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Trust that, at this time, it is either year 2000 compliant or that it has identified its systems which are not currently year 2000 compliant and that it intends to make such systems compliant before December 31, 1999. The Trust intends to continue to monitor the year 2000 status of its service providers.

Based on the information currently available, the Trust does not anticipate any material impact on the delivery of services to and by the Trust. However, since the Trust must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Trust.

Similarly, the companies and other issuers in which a Series invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Series.

Also, to the extent that a Series invests in foreign securities, the Series could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

                             MANAGEMENT OF THE TRUST

Investment Adviser

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. Jackson National Financial Services, Inc. served as investment adviser to the Trust from the inception of the Trust until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to JNFS.

Management Fee

As compensation for its services, JNFS receives a fee from the Trust computed separately for each Series, accrued daily and payable monthly. The fee which JNFS received from each Series for the fiscal year ended December 31, 1998, is set forth below as an annual percentage of the net assets of the Series. For a Series which was not in operation for all of 1998, its current management fee schedule is shown instead. Each JNL/S&P Series will indirectly bear its pro rata share of fees of the Underlying Series in addition to the fees shown for that Series.

    SERIES                                                        SCHEDULE (where applicable)            FEES
    ------                                                        ---------------------------            ----

    JNL/Alliance Growth Series................................    $0 to $250 million.................    .775%
                                                                  Over $250 million..................    .70%

    JNL/J.P. Morgan International & Emerging Markets Series       $0 to $50 million..................    .975%
                                                                  $50 million to $200 million........    .95%
                                                                  $200 million to $350 million.......    .90%
                                                                  Over $350 million..................    .85%

    JNL/Janus Aggressive Growth Series........................    ...................................    .95%

    JNL/Janus Global Equities Series..........................    ...................................    .99%

    JNL/PIMCO Total Return Bond Series........................    all assets.........................    .70%

    JNL/Putnam Growth Series..................................    ...................................    .90%

    JNL/Putnam Value Equity Series............................    ...................................    .90%

    JNL/S&P Conservative Growth Series II.....................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Moderate Growth Series II.........................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Aggressive Growth Series II.......................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Very Aggressive Growth Series II..................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Equity Growth Series II...........................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    JNL/S&P Equity Aggressive Growth Series II................    $0 to $500 million.................    .20%
                                                                  Over $500 million..................    .15%

    Goldman Sachs/JNL Growth & Income Series..................    $0 to $50 million..................    .925%
                                                                  $50 million to $200 million........    .90%
                                                                  $200 million to $350 million.......    .85%
                                                                  Over $350 million..................    .80%

    Lazard/JNL Mid Cap Value Series...........................    $0 to $150 million.................    .975%
                                                                  $150 million to $300 million.......    .925%
                                                                  Over $300 million..................    .90%

    Lazard/JNL Small Cap Value Series.........................    $0 to $50 million..................   1.05%
                                                                  $50 million to $150 million........   1.00%
                                                                  $150 million to $300 million.......    .975%
                                                                  Over $300 million..................    .925%

    PPM America/JNL Money Market Series.......................    ...................................    .60%

    Salomon Brothers/JNL Balanced Series......................    $0 to $50 million..................    .80%
                                                                  $50 million to $150 million........    .75%
                                                                  Over $150 million..................    .70%

    Salomon Brothers/JNL Global Bond Series...................    ...................................    .85%

    Salomon Brothers/JNL High Yield Bond Series...............    $0 to $50 million..................    .80%
                                                                  $50 million to $150 million........    .75%
                                                                  Over $150 million..................    .70%

    T. Rowe Price/JNL International Equity Investment Series..    ...................................   1.08%

    T. Rowe Price/JNL Mid-Cap Growth Series...................    ...................................    .95%


Sub-Advisory Arrangements

JNFS selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFS monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNFS, the sub-adviser manages the investment and reinvestment of the assets of the assigned Series, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Series consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser implements such programs by purchases and sales of securities and regularly reports to JNFS and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNFS computed separately for the applicable Series, stated as an annual percentage of the net assets of such Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Series.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, effective January 1, 1999, each Series, except the JNL/S&P Series, pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/S&P Series do not pay an Administrative Fee. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Prior to January 1, 1999, each Series paid all of its own operating expenses.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts). An insurance company purchases the shares of the Series at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Series are not available to the general public directly. Some of the Series are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Series may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Series are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Series may differ substantially.

The net asset value per share of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. A Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its shares. As a result, a Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Series' policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Series intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Series is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

Because the shareholders of each Series are Accounts, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Series. Distributions from the Series are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Series. The information does not reflect any charges imposed by an Account investing in shares of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for each of the periods shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report included in the Statement of Additional Information.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS

                                                               Income from Operations                    Distributions
                                                         --------------------------------  -----------------------------------------
                                                                       Net realized &
                                                                      unrealized gains
                                            Net Asset       Net        on investments                      From net
                                             value,      investment       & foreign         From net     realized gains
                                            beginning      income         currency         investment    on investment     Return of
Period or Year Ended                       of period      (loss)       related items        income        transactions      Capital
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                       $14.53       $(0.06)           $8.45            $(0.05)         $(0.78)        $  -
  Year ended 12/31/97                        13.38         0.04             1.65              -              (0.54)           -
  Period from 4/1/96 to 12/31/96             13.13         0.05             1.10             (0.05)          (0.71)          (0.14)
  Period from 5/15/95* to 3/31/96            10.00         0.01             3.53              -              (0.41)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                        17.48         0.04             4.66             (0.07)           -               -
  Year ended 12/31/97                        15.20         0.07             2.84              -              (0.63)           -
  Period from 4/1/96 to 12/31/96             13.75         0.03             2.72             (0.08)          (0.90)          (0.32)
  Period from 5/15/95* to 3/31/96            10.00         0.10             4.02              -              (0.37)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alliance Growth Series
  Period from 3/2/98* to 12/31/98            10.00        (0.01)            3.29              -               -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPM International & Emerging
Markets Series
  Period from 3/2/98* to 12/31/98            10.00         0.08            (0.20)            (0.06)           -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series
  Period from 3/2/98* to 12/31/98            10.00         0.31             0.26             (0.31)          (0.10)           -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                       Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                             Ratio of        Ratio of
                                          Net asset                        Net assets,     expenses to       income to
                                         value, end      Total Return     end of period    average net      average net    Portfolio
Period or Year Ended                     of period          (a)          (in thousands)    assets (b)(c)   assets (b)(c)    turnover
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                     $22.09           57.66%         $161,842            1.10%            (0.35)%      114.51%
  Year ended 12/31/97                      14.53           12.67%           78,870            1.10%             0.39%       137.26%
  Period from 4/1/96 to 12/31/96           13.38            8.72%           29,555            1.09%             0.77%        85.22%
  Period from 5/15/95* to 3/31/96          13.13           35.78%            8,527            1.09%             0.27%       163.84%
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                      21.11           26.87%          240,385            1.14%             0.13%        81.46%
  Year ended 12/31/97                      17.48           19.12%          151,050            1.15%             0.33%        97.21%
  Period from 4/1/96 to 12/31/96           15.20           19.99%           48,638            1.14%             0.37%        52.02%
  Period from 5/15/95* to 3/31/96          13.75           41.51%           16,141            1.15%             0.39%       142.36%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alliance Growth Series
  Period from 3/2/98* to 12/31/98          13.28           32.80%            4,573            0.93%            (8.00)%      136.69%
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPM International & Emerging
Markets Series
  Period from 3/2/98* to 12/31/98           9.82           (1.24)%           4,997            1.13%             0.62%       231.88%
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series
  Period from 3/2/98* to 12/31/98          10.16            5.70%            6,133            0.85%             4.95%       269.16%
====================================================================================================================================


                                                     Ratio information assuming
                                                      no expense reimbursement
                                                      or fees paid indirectly
                                                  ------------------------------
                                                   expenses to        income to
                                                   average net       average net
Period or Year Ended                                assets (b)        assets (b)
================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                                  1.10%            (0.35)%
  Year ended 12/31/97                                  1.17%             0.32%
  Period from 4/1/96 to 12/31/96                       1.40%             0.46%
  Period from 5/15/95* to 3/31/96                      2.77%            (1.41)%
--------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                                  1.30%            (0.03)%
  Year ended 12/31/97                                  1.37%             0.11%
  Period from 4/1/96 to 12/31/96                       1.63%            (0.12)%
  Period from 5/15/95* to 3/31/96                      2.25%            (0.71)%
--------------------------------------------------------------------------------
JNL/Alliance Growth Series
  Period from 3/2/98* to 12/31/98                      2.13%            (1.28)%
--------------------------------------------------------------------------------
JNL/JPM International & Emerging
Markets Series
  Period from 3/2/98* to 12/31/98                      2.64%            (0.90)%
--------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series
  Period from 3/2/98* to 12/31/98                      1.57%             4.23%
================================================================================

                     See notes to the financial statements.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS (continued)


                                                             Income from operations                     Distributions
                                                          -----------------------------  -------------------------------------------
                                                                        Net realized &
                                                                       unrealized gains
                                             Net Asset        Net       on investments                    From net
                                               value,     investment      & foreign       From net     realized gains
                                             beginning      income         currency      investment    on investment    Return of
             Period or Year ended            of period      (loss)      related items      income       transactions     Capital
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                         $16.99        $(0.01)           $5.94        $(0.01)          $(0.$3)           -
  Year ended 12/31/97                          14.21          0.04             3.07         (0.02)           (0.31)           -
  Period from 4/1/96 to 12/31/96               12.50          0.04             2.12         (0.05)           (0.40)           -
  Period from 5/15/95* to 3/31/96              10.00          0.01             3.66          -               (1.17)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                          16.82          0.16             1.94         (0.16)           (0.52)           -
  Year ended 12/31/97                          14.50          0.13             3.03         (0.13)           (0.71)           -
  Period from 4/1/96 to 12/31/96               12.77          0.10             1.97         (0.15)           (0.19)           -
  Period from 5/15/95* to 3/31/96              10.00          0.23             2.86         (0.17)           (0.15)           -
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs/JNL Growth & Income Series
  Period from 3/2/98* to 12/31/98              10.00          0.07            (1.00)        (0.07)            -               -
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Small Cap Value Series
  Period from 3/2/98* to 12/31/98              10.00         (0.01)           (1.28)         -                -              (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value Series
  Period from 3/2/98* to 12/31/98              10.00          0.03            (0.79)        (0.03)            -               -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                           1.00          0.05             -            (0.05)            -               -
  Year ended 12/31/97                           1.00          0.05             -            (0.05)            -               -
  Period from 4/1/96 to 12/31/96                1.00          0.04             -            (0.04)            -               -
  Period from 5/15/95* to 3/31/96               1.00          0.04             -            (0.04)            -               -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced Series
  Period from 3/2/98* to 12/31/98              10.00          0.21             0.38         (0.21)            -               -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                          11.12          0.72            (0.45)        (0.72)            -               -
  Year ended 12/31/97                          10.63          0.54             0.59         (0.58)           (0.05)          (0.01)
  Period from 4/1/96 to 12/31/96               10.46          0.42             0.70         (0.69)           (0.26)           -
  Period from 5/15/95* to 3/31/96              10.00          0.81             0.24         (0.56)           (0.03)           -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                        Ratio and Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                         Ratio of net     Ratio of net
                                                                                           operating       investment
                                            Net asset                    Net assets,      expenses to      income to
                                           value, end    Total Return   end of period     average net      average net     Portfolio
             Period or Year ended           of period        (a)        (in thousands)   assets (b) (c)    assets (b) (c)   turnover
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                       $22.88         34.93%        $182,097            1.01%         (0.07)%           70.55%
  Year ended 12/31/97                        16.99         21.88%          83,612            1.05%          0.31%           194.81%
  Period from 4/1/96 to 12/31/96             14.21         17.28%          22,804            1.04%          0.94%           184.33%
  Period from 5/15/95* to 3/31/96            12.50         37.69%           2,518            0.95%          0.28%           255.03%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                        18.24         12.48%         195,936            1.01%          1.06%            77.80%
  Year ended 12/31/97                        16.82         21.82%         108,565            1.03%          1.43%           112.54%
  Period from 4/1/96 to 12/31/96             14.50         16.25%          17,761            0.85%          2.29%            13.71%
  Period from 5/15/95* to 3/31/96            12.77         31.14%           3,365            0.87%          2.33%            30.12%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs/JNL Growth & Income Series
  Period from 3/2/98* to 12/31/98             9.00         (9.31)%          4,311            1.08%          1.01%           129.99%
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Small Cap Value Series
  Period from 3/2/98* to 12/31/98             8.70        (12.92)%          4,804            1.20%         (0.04)%           40.15%
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value Series
  Period from 3/2/98* to 12/31/98             9.21         (7.64)%          4,731            1.13%          0.34%            70.72%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                         1.00          4.99%          56,349            0.74%          4.87%             -
  Year ended 12/31/97                         1.00          5.01%          41,808            0.75%          4.92%             -
  Period from 4/1/96 to 12/31/96              1.00          3.61%          23,752            0.75%          4.75%             -
  Period from 5/15/95* to 3/31/96             1.00          4.59%           6,816            0.75%          5.06%             -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced Series
  Period from 3/2/98* to 12/31/98            10.38          5.91%           3,297            0.95%          3.49%           128.41%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                        10.67          2.46%          48,167            1.00%          7.05%           261.87%
  Year ended 12/31/97                        11.12         10.66%          36,725            1.00%          6.83%           134.55%
  Period from 4/1/96 to 12/31/96             10.63         10.68%          12,483            0.99%          7.52%           109.85%
  Period from 5/15/95* to 3/31/96            10.46         10.74%           6,380            1.00%          9.01%           152.89%
====================================================================================================================================

                                                     Ratio information assuming
                                                     no expense reimbursement
                                                     or fees paid indirectly
                                                --------------------------------
                                                                   Ratio of net
                                                   Ratio of          investment
                                                 expenses to        income to
                                                  average net       average net
             Period or Year ended                 assets (b)         assets (b)
================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                               1.01%            (0.07)%
  Year ended 12/31/97                               1.05%             0.31%
  Period from 4/1/96 to 12/31/96                    1.27%             0.71%
  Period from 5/15/95* to 3/31/96                   5.38%            (4.15)%
--------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                               1.01%             1.06%
  Year ended 12/31/97                               1.09%             1.37%
  Period from 4/1/96 to 12/31/96                    1.53%             1.61%
  Period from 5/15/95* to 3/31/96                   2.28%             0.91%
--------------------------------------------------------------------------------
Goldman Sachs/JNL Growth & Income Series
  Period from 3/2/98* to 12/31/98                   2.16%            (0.08)%
--------------------------------------------------------------------------------
Lazard/JNL Small Cap Value Series
  Period from 3/2/98* to 12/31/98                   1.89%            (0.73)%
--------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value Series
  Period from 3/2/98* to 12/31/98                   1.85%            (0.38)%
--------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                               0.75%             4.86%
  Year ended 12/31/97                               0.76%             4.91%
  Period from 4/1/96 to 12/31/96                    0.85%             4.65%
  Period from 5/15/95* to 3/31/96                   1.30%             4.51%
--------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced Series
  Period from 3/2/98* to 12/31/98                   2.38%             2.06%
--------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                               1.01%             7.04%
  Year ended 12/31/97                               1.07%             6.76%
  Period from 4/1/96 to 12/31/96                    1.44%             7.07%
  Period from 5/15/95* to 3/31/96                   2.14%             7.87%
================================================================================

                     See notes to the financial statement.

                                JNL SERIES TRUST
                        FINANCIAL HIGHLIGHTS (continued)

                                                               Income from Operations                     Distributions
                                                             -----------------------------   ---------------------------------------
                                                                           Net realized &
                                                                          unrealized gains
                                                 Net Asset      Net        on investments                    From net
                                                  value,     investment      & foreign        From net    realized gains
                                                 beginning     income         currency       investment    on investment   Return of
Period or Year ended                             of period     (loss)      related items       income      transactions      Capital
====================================================================================================================================
Salomon Brothers/JNL High Yield Bond Series
  Period from 3/2/98* to 12/31/98                $10.00       $0.54          $(0.41)         $(0.54)         $ -                -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                             12.09        0.16            1.58           (0.19)          (0.02)            -
  Year ended 12/31/97                             12.08        0.09            0.23           (0.08)          (0.23)            -
  Period from 4/1/96 to 12/31/96                  11.25        0.06            0.90           (0.12)          (0.01)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.04            1.21            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                             17.37       (0.07)           3.80            -              (0.67)            -
  Year ended 12/31/97                             14.89       (0.03)           2.74            -              (0.23)            -
  Period from 4/1/96 to 12/31/96                  13.43       (0.05)           1.92           (0.05)          (0.36)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.06            3.90            -              (0.53)            -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                         Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                              Net asset                     Net assets,    expenses to       income to
                                             value, end    Total Return    end of period   average net      average net    Portfolio
Period or Year ended                          of period        (a)         (in thousands) assets (b)(c)    assets (b)(c)    turnover
====================================================================================================================================

Salomon Brothers/JNL High Yield Bond Series
  Period from 3/2/98* to 12/31/98             $9.59          1.32%             $7,388          0.95%            7.80%        37.45%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                         13.62         14.43%             70,927          1.23%            0.88%        16.39%
  Year ended 12/31/97                         12.09          2.65%             78,685          1.24%            0.74%        18.81%
  Period from 4/1/96 to 12/31/96              12.08          8.54%             48,204          1.25%            1.09%         5.93%
  Period from 5/15/95* to 3/31/96             11.25         12.50%             24,211          1.25%            0.78%        16.45%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                         20.43         21.49%            189,636          1.04%           (0.37)%       50.92%
  Year ended 12/31/97                         17.37         18.21%            127,052          1.06%           (0.26)%       41.43%
  Period from 4/1/96 to 12/31/96              14.89         13.91%             47,104          1.10%           (0.18)%       25.05%
  Period from 5/15/95* to 3/31/96             13.43         40.06%             10,545          1.10%            0.82%        66.04%
====================================================================================================================================

                                                   Ratio information assuming
                                                    no expense reimbursement
                                                    or fees paid indirectly
                                                  ------------------------------
                                                                   Ratio of net
                                                   Ratio of         investment
                                                  expenses to       income to
                                                  average net      average net
Period or Year ended                              assets (b)        assets (b)
================================================================================
Salomon Brothers/JNL High Yield Bond Series
  Period from 3/2/98* to 12/31/98                  1.39%            7.36%
--------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                              1.28%            0.83%
  Year ended 12/31/97                              1.32%            0.66%
  Period from 4/1/96 to 12/31/96                   1.29%            1.05%
  Period from 5/15/95* to 3/31/96                  2.14%           (0.11)%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                              1.04%           (0.37)%
  Year ended 12/31/97                              1.06%           (0.26)%
  Period from 4/1/96 to 12/31/96                   1.14%           (0.22)%
  Period from 5/15/95* to 3/31/96                  2.10%           (0.18)%
================================================================================

                     See notes to the financial statements.

                                JNL SERIES TRUST
                        FINANCIAL HIGHLIGHTS (continued)

                                                               Income from operations                    Distributions
                                                          ------------------------------   -----------------------------------------
                                                                         Net realized &
                                                                        unrealized gains
                                             Net Asset        Net        on investments                    From net
                                               value,     investment       & foreign       From net     realized gains
                                             beginning      income          currency      investment    on investment    Return of
Period or Year ended                         of period      (loss)       related items      income       transactions     Capital
====================================================================================================================================
JNL/S&P Conservative Growth Series II
  Period from 4/13/98* to 12/31/98             $10.00        $0.23           $(0.69)       $  -            $  -           $  -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series II
  Period from 4/13/98* to 12/31/98              10.00         0.17             0.05           -               -              -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98              10.00         0.10            (0.05)          -               -              -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98              10.00         0.07             0.73           -               -              -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series II
  Period from 4/13/98* to 12/31/98              10.00         0.08            (0.04)          -               -              -
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98              10.00         0.07             0.29           -               -              -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(b)  Annualized for the periods ended  December 31, 1998.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                        Ratios and Supplemental Data
                                                                         -----------------------------------------------------------
                                                                                            Ratio of net     Ratio of net
                                                                                             operating       investment
                                              Net asset                   Net assets,       expenses to       income to
                                             value, end   Total Return   end of period      average net      average net   Portfolio
Period or Year ended                          of period       (a)       (in thousands)    assets (b) (c)   assets (b) (c)  turnover
====================================================================================================================================
JNL/S&P Conservative Growth Series II
  Period from 4/13/98* to 12/31/98             $9.54         (4.60)%      $1,701               0.20%            2.29%      369.99%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series II
  Period from 4/13/98* to 12/31/98             10.22          2.20%        2,856               0.20%            4.09%      103.28%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98             10.05          0.50%          267               0.20%            2.19%      165.71%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98             10.80          8.00%          155               0.20%            0.91%      208.66%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series II
  Period from 4/13/98* to 12/31/98             10.04          0.40%          600               0.20%            1.82%      121.14%
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98             10.36          3.60%          224               0.20%            1.22%      157.21%
====================================================================================================================================

                                                 Ratio information assuming
                                                 no expense reimbursement
                                                   or fees paid indirectly
                                              ----------------------------------
                                                               Ratio of net
                                                 Ratio of       investment
                                               expenses to      income to
                                               average net     average net
Period or Year ended                           assets (b)       assets (b)
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series II
  Period from 4/13/98* to 12/31/98                 -               -
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series II
  Period from 4/13/98* to 12/31/98                 -               -
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98                 -               -
--------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98                 -               -
--------------------------------------------------------------------------------
JNL/S&P Equity Growth Series II
  Period from 4/13/98* to 12/31/98                 -               -
--------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series II
  Period from 4/13/98* to 12/31/98                 -               -
--------------------------------------------------------------------------------

                                   PROSPECTUS

                                   May 1, 1999

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's Statement of Information (SAI) dated May 1, 1999, which contains further information about the Trust and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
              (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's Annual and Semi-Annual Reports to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You can also obtain information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov) and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and copying charges by calling (800) SEC-0330.

                                        The Trust's SEC file number is: 811-8894

                               JNL(R) SERIES TRUST

                                   PROSPECTUS

                                   May 1, 1999

                               JNL(R) SERIES TRUST
                 5901 Executive Drive o Lansing, Michigan 48911

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts. The Trust currently offers shares in the following separate Series, each with its own investment objective.

JNL/Alger Growth Series
JNL/Eagle Core Equity Series
JNL/Eagle SmallCap Equity Series
JNL/Janus Aggressive Growth Series
JNL/Janus Capital Growth Series
JNL/Janus Global Equities Series
JNL/Putnam Growth Series
JNL/Putnam Value Equity Series
PPM America/JNL Balanced Series
PPM America/JNL High Yield Bond Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price /JNL International Equity Investment Series
T. Rowe Price /JNL Mid-Cap Growth Series

The Securities and Exchange Commission has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

"Standard & Poor's(R)",  "S&P(R)", "S&P 500(R)",  Standard & Poor's 500", "500",
"S&P MidCap 400 Index" and "Standard & Poor's 400 Index" are trademarks of The McGraw-Hill Companies, Inc.

The Trust's Statement of Additional Information (SAI) contains additional information about the Trust and the Series.

                                 ---------------

                                TABLE OF CONTENTS


About the Series of the Trust

Management of the Trust

Administrative Fee

Investment in Trust Shares

Share Redemption

Tax Status

Financial Highlights

                          ABOUT THE SERIES OF THE TRUST
JNL/Alger Growth Series

Investment Objective. The investment objective of the JNL/Alger Growth Series is long-term capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities -- common stock, preferred stock, and securities convertible into or exchangeable for common stock -- of large, U.S.-traded companies. To provide flexibility to take advantage of investment opportunities, the Series may hold a portion of its assets in money market investments and repurchase agreements.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

13.41%            26.20%            45.66%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -7.37% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Alger Growth Series                45.66%               25.06%
S&P 500 Index                          28.58%               28.48%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on October 16, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Alger Growth Series seeks to achieve its investment objective of long-term capital appreciation by investing primarily in equity securities of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Series considers a large company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

The Series may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Alger Growth Series is Fred Alger Management, Inc. (Alger Management), which is located at 1 World Trade Center, Suite 9333, New York, New York 10048. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964.

David D. Alger, President and Chief Investment Officer of Alger Management, is primarily responsible for the day-to-day management of the Series. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971, and as President since 1995. He serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ronald Tartaro also participates in the management of the Series. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Mr. Alger and Mr. Tartaro have had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Eagle Core Equity Series

Investment Objective. The investment objective of the JNL/Eagle Core Equity Series is long-term capital appreciation and, secondarily, current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

         o Under the growth equity strategy, the sub-adviser invests in securities which it believes have sufficient growth potential to offer above-average, long-term capital appreciation. The subadviser seeks securities of companies which:

                    -- have projected earnings growth and return on equity greater than 15%,

                    --   are dominant in their industries, and

                    -- have the ability to create and sustain a competitive advantage.

         o Under the value equity strategy, the sub-adviser invests in securities which it believes indicate above-average financial soundness and high intrinsic value relative to price. These securities or their respective issuers have at least one of the following characteristics when acquired for the Series:

                    -- price-to-earnings ratio or price-to-book value ratio of less than or approximately equal to 75% of the S&P 500,

                    -- yield that approximates at least half of the average yield to maturity of the Lehman Brothers Long Treasury Bond Index (or similar index),

                    --   per   share   going   concern   value   that,   in  the
                         sub-adviser's judgment, exceeds book value and market value, or

                    --   long-term debt equal to or below tangible net worth.

          o Under the equity income strategy, the sub-adviser invests in income-producing securities.

The sub-adviser divides the Series' assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

32.35%            16.54%

[Insert Chart]

1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -10.99% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Eagle Core Equity Series           16.54%               24.15%
S&P 500 Index                          28.58%               31.30%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on September 16, 1996.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. Under the growth equity strategy, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The subadviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive EPS growth. If a particular stock appreciates to over 5% of the total assets of the portfolio, the sub-adviser typically will reduce the position to less than 5%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

Under the value equity strategy, the sub-adviser screens a universe of over 2,500 companies. From this universe, the sub-adviser makes selections based on its projections of the company's growth in earnings and dividends, earnings momentum, and undervaluation based on a dividend discount model. The sub-adviser develops target prices and value ranges from this analysis and makes portfolio selection from among the top-rated securities. The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the four characteristics applicable to the security's selection. However, the Series may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Series' investment objective.

Under normal market conditions, the Series invests at least 65% of its assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Series emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Series may invest in non-investment-grade securities. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

The Series may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Series may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Eagle Core Equity Series is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Series. Mr. Ashi Parikh, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the growth equity strategy. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio. Mr. Lou Kirschbaum, Senior Vice President and Portfolio Manager and Mr. David Blount, Senior Vice President and Portfolio Manager, as co-managers, are responsible for the day-to-day management of both the value equity and the equity income strategies. They assumed responsibility for the value equity strategy in January 1999; they have been responsible for the equity income strategy since the inception of the Series. Mr. Kirschbaum has been with Eagle since 1986, and Mr. Blount joined Eagle in 1993.

JNL/Eagle SmallCap Equity Series

Investment Objective. The investment objective of the JNL/Eagle SmallCap Equity Series is long-term capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of domestic small capitalization companies, i.e., companies which, at the time of purchase, typically have a market capitalization under $1 billion. The subadviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The subadviser generally invests in companies which have accelerating earnings, reasonable valuations (typically with a price-to-earnings ratio of no more than 75% of the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Series' equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Series is likely to invest have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Series may not be appropriate for all investors.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

27.64%            1.18%

[Insert Chart]

1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 22.67% (4th quarter of 1998) and its lowest quarterly return was -23.92% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Eagle SmallCap Equity Series        1.18%               19.01%
Russell 2000 Index                     -2.55%               10.44%

The Russell 2000 Index is a broad-based, unmanaged index.

*  The Series began operations on September 16, 1996.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Eagle SmallCap Equity Series invests primarily in the equity securities of small capitalization U.S. companies. However, it may also invest in American Depositary Receipts of U.S. traded foreign issuers, U.S. Government securities, repurchase agreements and other short-term money market instruments.

For temporary, defensive purposes during actual or anticipated periods of general market decline, the Series may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Eagle SmallCap Equity Series is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

Bert L. Boksen, Senior Vice President and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Series. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Aggressive Growth Series

Investment Objective. The investment objective of the JNL/Janus Aggressive Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Series may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

18.95%            12.67%            57.66%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 29.79% (4th quarter of 1998) and its lowest quarterly return was -6.56% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Aggressive Growth Series     57.66%               30.36%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Aggressive Growth Series invests primarily in common stocks when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Aggressive Growth Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst. Mr. Lammert has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Capital Growth Series

Investment Objective. The investment objective of the JNL/Janus Capital Growth Series is long-term growth of capital in a manner consistent with the preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objective through a non-diversified portfolio consisting primarily of common stock of U.S. and foreign companies selected for their growth potential. The Series normally invests a majority of its equity assets in medium-sized companies. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

         o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

16.83%            15.01%            35.16%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 35.74% (4th quarter of 1998) and its lowest quarterly return was -15.05% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Capital Growth Series        35.16%               27.59%
S&P MidCap 400 Index                   19.09%               23.32%

The S&P 400 MidCap Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Capital Growth Series seeks to achieve its objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index and are determined at the time their securities are acquired by the Series. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged between approximately $142 million and $73 billion. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Capital Growth Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

James P. Goff, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the JNL/Janus Capital Growth Series. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst. Mr. Goff has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Global Equities Series

Investment Objective. The investment objective of the JNL/Janus Global Equities Series is long-term growth of capital in a manner consistent with the preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of foreign and domestic issuers. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Series can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Series normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

31.36%            19.12%            26.87%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 20.52% (4th quarter of 1998) and its lowest quarterly return was -16.93% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Global Equities Series       26.87%               29.59%
Morgan Stanley Capital
  International World Index            22.78%               16.53%

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Global Equities Series invests primarily in common stocks of foreign and domestic companies and, to a lesser degree, other types of securities, such as bonds and other debt securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Global Equities Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst. Ms. Hayes has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Putnam Growth Series

Investment Objective. The investment objective of the JNL/Putnam Growth Series is long-term capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Series may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Series may invest a portion of its assets in foreign securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

26.81%            21.88%            34.93%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -12.00% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Growth Series               34.93%               30.82%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by Phoenix Investment Counsel, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Growth Series invests primarily in the equity securities of domestic, large capitalization companies. However, the Series may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Series may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Series may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Growth Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

C. Beth Cotner has responsibility for the day-to-day management of the Series. Ms. Cotner, Senior Vice President, has been employed as a Senior Portfolio Manager by Putnam since September 1995. Prior to that, Ms. Cotner was Executive Vice President of Kemper Financial Services. Ms. Cotner has had responsibility for the day-to-day management of the Series since May 1, 1997.

JNL/Putnam Value Equity Series

Investment Objective. The investment objective of the JNL/Putnam Value Equity Series is capital growth, with income as a secondary objective.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Series considers a large-capitalization company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $2 billion or greater.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

24.33%            21.82%            12.48%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -11.03% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Value Equity Series         12.48%               22.46%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by PPM America, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Value Equity Series invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have distinctly above-average dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Series' exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Value Equity Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

Anthony I. Kreisel a Managing Director of Putnam, has responsibility for the day-to-day management of the Series. Mr. Kreisel has been an investment professional at Putnam since 1986. Mr. Kreisel has had responsibility for the day-to-day management of the Series since May 1, 1997.

PPM America/JNL Balanced Series

Investment Objective. The investment objective of the PPM America/JNL Balanced Series is reasonable income, long-term capital growth and preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of common stock and fixed-income securities of U.S. companies. The Series may invest in any type or class of security. The anticipated mix of the Series' holdings is approximately 45-75% of its assets in equities and 25-55% in fixed-income securities.

The Series emphasizes investment-grade, fixed-income securities. However, the Series may take a modest position in lower- or non-rated fixed-income securities, and if, in the sub-adviser's opinion, market conditions warrant, may increase its position in lower- or non-rated securities from time to time.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

10.81%            18.43%            10.06%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 9.77% (2nd quarter of 1997) and its lowest quarterly return was -5.54% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL Balanced Series        10.06%               15.10%
S&P 500 Index                          28.58%               28.63%
Lehman Brothers Bond Index              8.68%                7.93%

Each of the S&P 500 Index and the Lehman Brothers Bond Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by Phoenix Investment Counsel, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The PPM America/JNL Balanced Series invests primarily in common stocks and fixed-income securities but may also invest in securities convertible into common stocks, deferred debt obligations and zero coupon bonds.

The Series may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices.

For temporary, defensive purposes, the Series may invest up to all of its assets in cash equivalents, such as U.S. Government securities and high grade commercial paper. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL Balanced Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since May 1, 1997.

PPM America/JNL High Yield Bond Series

Investment Objective. The primary investment objective of the PPM America/JNL High Yield Bond Series is to provide a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

Principal Investment Strategies. The Series attempts to achieve its objective by investing substantially in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. These bonds, commonly known as "junk bonds," are those rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality.

In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Series may invest for this purpose up to 25% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Market risk. Because the Series invests in the securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Series invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Treating high current income as its primary investment objective means that the Series may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. In addition, the performance of the Series depends on the adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

12.90%            15.05%            3.84%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 5.71% (3rd quarter of 1997) and its lowest quarterly return was -4.56% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL High Yield Bond Series  3.84%               10.40%
Lehman Brothers High Yield Index        1.88%                9.52%

The Lehman Brothers High Yield Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The PPM America/JNL High Yield Bond Series invests the majority of its assets under normal market conditions in U.S. corporate bonds of below investment-grade quality and with maturities exceeding three years. However, the Series will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones.

In addition to investing in securities of foreign issuers, the Series may also hold a portion of its assets in foreign currencies and enter into forward currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Series may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Series may invest without limit in zero coupon bonds.

The Series may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. In doing so, the Series may not be pursuing its investment objectives.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL High Yield Bond Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

PPM America/JNL Money Market Series

Investment Objective. The investment objective of the PPM America/JNL Money Market Series is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Principal Investment Strategies. The Series invests in high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The sub-adviser manages the Series to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Series may invest more than 25% of its assets in the U.S. banking industry.

Principal Risks of Investing in the Series. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

4.87%             5.01%             4.99%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 1.30% (3rd quarter of 1995) and its lowest quarterly return was 1.17% (1st quarter of 1997).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL Money Market Series     4.99%                5.00%
Merrill Lynch Treasury Bill
  Index (3 month)                       5.23%               5.405%

The 7-day yield of the Series on December 31, 1998, was 4.78%.

The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.

*  The Series began operations on May 15, 1995.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series. The PPM America/JNL Money Market Series invests exclusively in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less:

          o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

          o Corporate obligations, including commercial paper, of domestic and foreign issuers;

          o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL Money Market Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

Salomon Brothers/JNL Global Bond Series

Investment   Objective.   The  primary  investment   objective  of  the  Salomon
Brothers/JNL Global Bond Series is to seek a high level of current income. As a secondary objective, the Series seeks capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of fixed income securities of U.S. and foreign issuers. The sub-adviser invests the Series' assets primarily by making strategic allocations among: U.S. investment grade bonds; high-yield bonds; non-U.S. investment grade bonds; and emerging markets debt securities. The sub-adviser makes these allocations based on its analysis of current economic and market conditions, and the relative risks and opportunities, applicable to those types of securities. The sub-adviser may invest a significant portion of the Series' assets in medium- or lower-quality securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o High-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

14.39%            10.66%            2.46%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 4.86% (2nd quarter of 1997) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

                            Average Annual Total Returns As of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

Salomon Brothers/JNL Global Bond
  Series                                2.46%                9.47%
Salomon Smith Barney Broad Investment
  Grade Index                           8.72%                8.56%

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Salomon Brothers/JNL Global Bond Series invests in a globally diverse portfolio of fixed-income investments. The sub-adviser has broad discretion to invest the Series' assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Series and makes such adjustments as it deems appropriate.

The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Series invests. The sub-adviser anticipates that, under current market conditions, the Series' portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Series may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL Global Bond Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

In connection with SBAM's service as sub-adviser to the Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by SBAM at no additional expense to the Trust.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Series. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Series since the inception of the Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Series. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Brothers Inc. and SBAM and Senior Portfolio Manager of SBAM, is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group (Prudential) where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby also managed high-yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential. Ms. Semmel is a Director and Portfolio Manager of SBAM and a Director of Salomon Brothers Inc. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Prior to joining SBAM, Ms. Semmel spent four years as a high-yield bond analyst at Morgan Stanley Asset Management. Ms. Semmel has assisted in the day-to-day management of the Series since inception of the Series.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Series. Prior to joining SBAM Limited in April 1994, Mr. Scott worked for four years at J.P. Morgan Investment Management Inc. (J.P. Morgan) where he was responsible for global and non-dollar portfolios for clients including departments of various governments, pension funds and insurance companies. Before joining J.P. Morgan, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products. Mr. Scott has had responsibility for currency transactions and investment in non-dollar denominated debt securities for the Series since inception of the Series.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Series. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager responsible for investment grade portfolios. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc.'s Fixed Income Sales Group and Product Support Divisions. Mr. Lavan has had responsibility for mortgage-backed securities and U.S. Government securities for the Series since the inception of the Series.

Salomon Brothers/JNL U.S. Government & Quality Bond Series

Investment Objective. The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Series is to obtain a high level of current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment grade bonds. The Series may invest in securities of any maturity or effective duration, so the composition and weighted average maturity of the portfolio will vary.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

2.58%             9.16%             9.40%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 5.86% (3rd quarter of 1998) and its lowest quarterly return was -2.13% (1st quarter of 1996).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

Salomon Brothers/JNL U.S.
  Government & Quality Bond Series      9.40%                7.71%
Salomon Brothers Treasury Index        10.00%                8.55%

The Salomon Brothers Treasury Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series. The Salomon Brothers/JNL U.S. Government & Quality Bond Series invests at least 65% of its assets in:

          (i)  U.S. Treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

          (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

          (vi) repurchase agreements collateralized by any of the foregoing.

Any guarantee of the securities in which the Series invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. Government agency may significantly fluctuate in value, and the Series may not receive the originally anticipated yield on the security. Shares of the Series are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Series, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL U.S. Government & Quality Bond Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

Roger Lavan is primarily responsible for the day-to-day management of the Series. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager responsible for investment grade portfolios. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc.'s Fixed Income Sales Group and Product Support Divisions. Mr. Lavan has had primary responsibility for the day-to-day management of the Series since June 1, 1998.

T. Rowe Price/JNL Established Growth Series

Investment Objective. The investment objective of the T. Rowe Price/JNL Established Growth Series is long-term growth of capital and increasing dividend income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of well-established growth companies. A growth company is one which (i) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general, and (ii) has indications of being able to continue this growth pattern in the future.

While the Series will invest principally in U.S. companies, a substantial portion of the Series' assets will be invested in foreign stocks.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

22.59%            29.47%            27.78%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -11.63% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL Established
  Growth Series                        27.78%               28.14%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL Established Growth Series invests most of its assets in common stocks of U.S. companies. However, the Series may invest in other securities, including convertible securities, warrants, preferred stocks and corporate and government debt obligations.

The  Series  may  use  derivative  instruments,  such  as  options  and  futures
contracts,   for  hedging  purposes  and  to  maintain  market  exposure.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the T. Rowe Price/JNL Established Growth Series is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.

Robert W. Smith is responsible for the day-to-day management of the Series. Mr. Smith is a Managing Director and Equity Portfolio Manager for T. Rowe. Mr. Smith is a Vice President of Price-Fleming and is also responsible for the North American component of other investment company and institutional client portfolios. Prior to joining T. Rowe in 1992, Mr. Smith was employed as an Investment Analyst for Massachusetts Financial Services. He earned a BS (finance and economics) from the University of Delaware and an MBA (finance) from the Darden Graduate School of Business Administration, University of Virginia. Mr. Smith has had responsibility for the day-to-day management of the Series since February 21, 1997.

T. Rowe Price/JNL International Equity Investment Series

Investment Objective. The investment objective of the T. Rowe Price/JNL International Equity Investment Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of common stocks of established, non-U.S. companies. The Series normally has at least three countries represented in its portfolio, including both developed and emerging markets.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

          o Emerging markets risk. The Series may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

13.91%            2.65%             14.43%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.55% (4th quarter of 1998) and its lowest quarterly return was -13.48% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL International
  Equity Investment Series             14.43%               10.43%
Morgan Stanley Europe and
  Australasia, Far East Equity Index   20.33%                8.13%

The Morgan Stanley Europe and Australasia, Far East Equity Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL International Equity Investment Series invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation and investment diversification. In addition to common stocks, the Series may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities.

In analyzing companies for investment, the sub-adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet with relatively low debt; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. Current dividend income is not a prerequisite in the selection of portfolio companies. However, the Series generally invests in companies that have a record of paying dividends, which the sub-adviser expects will increase in future years as earnings increase.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the T. Rowe Price/JNL International Equity Investment Series is Rowe Price-Fleming International, Inc. (Price-Fleming), located at 100 East Pratt Street,
Baltimore, Maryland 21202. Price-Fleming is one of America's largest international mutual fund asset managers.

There is an investment advisory group that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. The Series' advisory group is composed of the following members: Martin G. Wade, Vice Chairman and Chief Executive Officer of Price-Fleming, John R. Ford, Chief Investment Officer of Price-Fleming, James B.M. Seddon, Vice President of Price-Fleming, Mark C.J. Bickford-Smith, Vice President of Price-Fleming, and David J.L. Warren, President of Price-Fleming. The Series' advisory group has had day-to-day responsibility for managing the Series since the inception of the Series.

Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming Group Limited). John Ford joined Price-Fleming in 1982 and has 19 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. Mark Bickford-Smith joined Price-Fleming in 1995 and has 14 years experience with the Fleming Group in research and financial analysis. David Warren joined
Price-Fleming in 1983 and has 18 years of experience in equity research, fixed-income research and portfolio management.

T. Rowe Price/JNL Mid-Cap Growth Series

Investment Objective. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of medium-sized (mid-cap) U.S. companies which the sub-adviser believes have the potential for above-average earnings growth. A mid-cap company is one whose market capitalization, at the time of acquisition by the Series, falls within the capitalization range of companies in the S&P MidCap 400 Index.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

23.47%            18.21%            21.49%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.02% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL Mid-Cap Growth
  Series                               21.49%               25.62%
S&P MidCap 400 Index                   19.09%               23.32%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL Mid-Cap Growth Series seeks to achieve its objective of long-term growth of capital by investing primarily in common stocks of U.S. companies with medium-sized market capitalizations and the potential for above-average growth. The sub-adviser relies on its proprietary research to identify mid-cap companies with attractive growth prospects. The Series seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average, (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) the sub-adviser believes are undervalued in the marketplace.

The Series will not automatically sell or cease to purchase stock of a company it already owns just because the company's market cap grows or falls outside the range of companies in the S&P MidCap 400 Index.

The Series may also invest in securities other than U.S. common stocks, including foreign securities, convertible securities, and warrants. The Series may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The  Sub-Adviser  and  Portfolio  Management.  The  sub-adviser  to the T.  Rowe
Price/JNL Mid-Cap Growth Series is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.

The Series has an Investment Advisory Committee composed of the following members: Brian W. Berghuis, Chairman, James A.C. Kennedy, and John F. Wakeman. The Committee Chairman has day to day responsibility for managing the Series and works with the Committee in developing and executing the Series' investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985. The Investment Advisory Committee has had day-to-day responsibility for managing the Series since the inception of the Series.

More About The Investment Objectives and Risks of All Series

The investment objectives of the respective Series are not fundamental and may be changed by the Trustees without shareholder approval.

Year 2000 and Euro Issues: Apart from the particular risks described above for each Series, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and its other service providers are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900.

The Trust relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Trust's business, the smooth operation of the Trust depends on the ability of those computers to continue to function properly.

The Trust has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Trust that, at this time, it is either year 2000 compliant or that it has identified its systems which are not currently year 2000 compliant and that it intends to make such systems compliant before December 31, 1999. The Trust intends to continue to monitor the year 2000 status of its service providers.

Based on the information currently available, the Trust does not anticipate any material impact on the delivery of services to and by the Trust. However, since the Trust must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Trust.

Similarly, the companies and other issuers in which a Series invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Series.

Also, to the extent that a Series invests in foreign securities, the Series could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

                             MANAGEMENT OF THE TRUST

Investment Adviser

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. Jackson National Financial Services, Inc. served as investment adviser to the Trust from the inception of the Trust until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to JNFS.

Management Fee

As compensation for its services, JNFS receives a fee from the Trust computed separately for each Series, accrued daily and payable monthly. The fee which JNFS received from each Series for the fiscal year ended December 31, 1998, is set forth below as an annual percentage of the net assets of the Series. For a Series which was not in operation for all of 1998, its current management fee schedule is shown instead.

      SERIES                                                      SCHEDULE (where applicable)               FEES
      ------                                                      ---------------------------               ----

      JNL/Alger Growth Series...................................   .......................................  .975%

      JNL/Eagle Core Equity Series..............................   .......................................  .90%

      JNL/Eagle SmallCap Equity Series..........................   .......................................  .95%

      JNL/Janus Aggressive Growth Series........................   .......................................  .95%

      JNL/Janus Capital Growth Series...........................   .......................................  .95%

      JNL/Janus Global Equities Series..........................   .......................................  .99%

      JNL/Putnam Growth Series..................................   .......................................  .90%

      JNL/Putnam Value Equity Series............................   .......................................  .90%

      PPM America/JNL Balanced Series...........................   .......................................  .73%

      PPM America/JNL High Yield Bond Series....................   .......................................  .73%

      PPM America/JNL Money Market Series.......................   .......................................  .60%

      Salomon Brothers/JNL Global Bond Series...................   .......................................  .85%

      Salomon Brothers/JNL U.S. Government & Quality Bond Series   .......................................  .70%

      T. Rowe Price/JNL Established Growth Series...............   .......................................  .84%

      T. Rowe Price/JNL International Equity Investment Series..   ....................................... 1.08%

      T. Rowe Price/JNL Mid-Cap Growth Series...................   .......................................  .95%

Sub-Advisory Arrangements

JNFS selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFS monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNFS, the sub-adviser manages the investment and reinvestment of the assets of the assigned Series, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Series consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser implements such programs by purchases and sales of securities and regularly reports to JNFS and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNFS computed separately for the applicable Series, stated as an annual percentage of the net assets of such Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Series.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, effective January 1, 1999, each Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Prior to January 1, 1999, each Series paid all of its own operating expenses.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts). An insurance company purchases the shares of the Series at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Series are not available to the general public directly. Some of the Series are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Series may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Series are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Series may differ substantially.

The net asset value per share of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. A Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its shares. As a result, a Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Series' policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Series intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Series is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

Because the shareholders of each Series are Accounts, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Series. Distributions from the Series are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Series. The information does not reflect any charges imposed by an Account investing in shares of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for each of the periods shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report included in the Statement of Additional Information.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS

                                                               Income from Operations                    Distributions
                                                         --------------------------------  -----------------------------------------
                                                                       Net realized &
                                                                      unrealized gains
                                            Net Asset       Net        on investments                      From net
                                             value,      investment       & foreign         From net     realized gains
                                            beginning      income         currency         investment    on investment     Return of
Period or Year Ended                       of period      (loss)       related items        income        transactions      Capital
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                       $14.53       $(0.06)           $8.45            $(0.05)         $(0.78)        $  -
  Year ended 12/31/97                        13.38         0.04             1.65              -              (0.54)           -
  Period from 4/1/96 to 12/31/96             13.13         0.05             1.10             (0.05)          (0.71)          (0.14)
  Period from 5/15/95* to 3/31/96            10.00         0.01             3.53              -              (0.41)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                        16.50        (0.12)            5.92              -              (1.57)           -
  Year ended 12/31/97                        14.46        (0.06)            2.23             (0.02)          (0.04)          (0.07)
  Period from 4/1/96 to 12/31/96             13.86         0.06             0.70              -              (0.16)           -
  Period from 5/15/95* to 3/31/96            10.00         -                4.70              -              (0.84)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                        17.48         0.04             4.66             (0.07)           -               -
  Year ended 12/31/97                        15.20         0.07             2.84              -              (0.63)           -
  Period from 4/1/96 to 12/31/96             13.75         0.03             2.72             (0.08)          (0.90)          (0.32)
  Period from 5/15/95* to 3/31/96            10.00         0.10             4.02              -              (0.37)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                        13.56         -                6.20              -              (0.81)           -
  Year ended 12/31/97                        11.16        (0.01)            2.93              -              (0.52)           -
  Period from 4/1/96 to 12/31/96             10.38         -                0.78              -               -               -
  Period from 10/16/95* to 3/31/96           10.00         -                0.38              -               -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                        13.75         0.10             2.17             (0.09)          (0.02)           -
  Year ended 12/31/97                        10.62         0.08             3.35             (0.08)          (0.22)           -
  Period from 9/16/96* to 12/31/96           10.00         0.03             0.62             (0.03)           -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                        14.73        (0.06)            0.23              -              (0.08)           -
  Year ended 12/31/97                        11.54        (0.07)            3.26              -               -               -
  Period from 9/16/96* to 12/31/96           10.00        (0.01)            1.55              -               -               -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                       Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                             Ratio of        Ratio of
                                          Net asset                        Net assets,     expenses to       income to
                                         value, end      Total Return     end of period    average net      average net    Portfolio
Period or Year Ended                     of period          (a)          (in thousands)    assets (b)(c)   assets (b)(c)    turnover
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                     $22.09           57.66%         $161,842            1.10%            (0.35)%      114.51%
  Year ended 12/31/97                      14.53           12.67%           78,870            1.10%             0.39%       137.26%
  Period from 4/1/96 to 12/31/96           13.38            8.72%           29,555            1.09%             0.77%        85.22%
  Period from 5/15/95* to 3/31/96          13.13           35.78%            8,527            1.09%             0.27%       163.84%
------------------------------------------------------------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                      20.73           35.16%          111,037            1.09%            (0.68)%      128.95%
  Year ended 12/31/97                      16.50           15.01%           73,749            1.10%            (0.30)%      131.43%
  Period from 4/1/96 to 12/31/96           14.46            5.45%           36,946            1.09%             0.91%       115.88%
  Period from 5/15/95* to 3/31/96          13.86           47.94%            9,578            1.09%            (0.49)%      128.56%
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                      21.11           26.87%          240,385            1.14%             0.13%        81.46%
  Year ended 12/31/97                      17.48           19.12%          151,050            1.15%             0.33%        97.21%
  Period from 4/1/96 to 12/31/96           15.20           19.99%           48,638            1.14%             0.37%        52.02%
  Period from 5/15/95* to 3/31/96          13.75           41.51%           16,141            1.15%             0.39%       142.36%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                      18.95           45.66%          164,948            1.06%            (0.02)%      121.39%
  Year ended 12/31/97                      13.56           26.20%           85,877            1.10%            (0.07)%      125.44%
  Period from 4/1/96 to 12/31/96           11.16            7.51%           38,252            1.07%            (0.02)%       59.92%
  Period from 10/16/95* to 3/31/96         10.38            3.80%            8,649            1.03%            (0.17)%       50.85%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                      15.91           16.54%           37,169            1.05%             1.07%        67.04%
  Year ended 12/31/97                      13.75           32.35%           11,896            1.05%             1.00%        51.48%
  Period from 9/16/96* to 12/31/96         10.62            6.47%            1,954            1.05%             1.10%         1.36%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                      14.82            1.18%           34,953            1.10%            (0.42)%       51.90%
  Year ended 12/31/97                      14.73           27.64%           13,493            1.10%            (0.54)%       60.78%
  Period from 9/16/96* to 12/31/96         11.54           15.40%            1,944            1.10%            (0.26)%       28.01%
====================================================================================================================================


                                                     Ratio information assuming
                                                      no expense reimbursement
                                                      or fees paid indirectly
                                                  ------------------------------
                                                   expenses to        income to
                                                   average net       average net
Period or Year Ended                                assets (b)        assets (b)
================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                                  1.10%            (0.35)%
  Year ended 12/31/97                                  1.17%             0.32%
  Period from 4/1/96 to 12/31/96                       1.40%             0.46%
  Period from 5/15/95* to 3/31/96                      2.77%            (1.41)%
--------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                                  1.09%            (0.68)%
  Year ended 12/31/97                                  1.11%            (0.31)%
  Period from 4/1/96 to 12/31/96                       1.27%             0.73%
  Period from 5/15/95* to 3/31/96                      2.08%            (1.48)%
--------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                                  1.30%            (0.03)%
  Year ended 12/31/97                                  1.37%             0.11%
  Period from 4/1/96 to 12/31/96                       1.63%            (0.12)%
  Period from 5/15/95* to 3/31/96                      2.25%            (0.71)%
--------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                                  1.06%            (0.02)%
  Year ended 12/31/97                                  1.10%            (0.07)%
  Period from 4/1/96 to 12/31/96                       1.19%            (0.14)%
  Period from 10/16/95* to 3/31/96                     1.89%            (1.03)%
--------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                                  1.17%             0.95%
  Year ended 12/31/97                                  1.54%             0.51%
  Period from 9/16/96* to 12/31/96                     4.57%            (2.42)%
--------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                                  1.17%            (0.49)%
  Year ended 12/31/97                                  1.51%            (0.95)%
  Period from 9/16/96* to 12/31/96                     4.77%            (3.93)%
================================================================================

                     See notes to the financial statements.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS (continued)


                                                             Income from operations                     Distributions
                                                          -----------------------------  -------------------------------------------
                                                                        Net realized &
                                                                       unrealized gains
                                             Net Asset        Net       on investments                    From net
                                               value,     investment      & foreign       From net     realized gains
                                             beginning      income         currency      investment    on investment    Return of
             Period or Year ended            of period      (loss)      related items      income       transactions     Capital
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                         $16.99        $(0.01)           $5.94        $(0.01)          $(0.$3)           -
  Year ended 12/31/97                          14.21          0.04             3.07         (0.02)           (0.31)           -
  Period from 4/1/96 to 12/31/96               12.50          0.04             2.12         (0.05)           (0.40)           -
  Period from 5/15/95* to 3/31/96              10.00          0.01             3.66          -               (1.17)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                          16.82          0.16             1.94         (0.16)           (0.52)           -
  Year ended 12/31/97                          14.50          0.13             3.03         (0.13)           (0.71)           -
  Period from 4/1/96 to 12/31/96               12.77          0.10             1.97         (0.15)           (0.19)           -
  Period from 5/15/95* to 3/31/96              10.00          0.23             2.86         (0.17)           (0.15)           -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                          13.06          0.47             0.84         (0.47)           (0.42)           -
  Year ended 12/31/97                          11.92          0.36             1.83         (0.36)           (0.69)           -
  Period from 4/1/96 to 12/31/96               11.17          0.10             0.98         (0.15)           (0.18)           -
  Period from 5/15/95* to 3/31/96              10.00          0.25             1.40         (0.19)           (0.29)           -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                          11.48          0.91            (0.47)        (0.91)           (0.12)           -
  Year ended 12/31/97                          10.67          0.59             1.02         (0.59)           (0.21)           -
  Period from 4/1/96 to 12/31/96               10.23          0.51             0.64         (0.69)           (0.02)           -
  Period from 5/15/95* to 3/31/96              10.00          0.73             0.04         (0.54)            -               -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                           1.00          0.05             -            (0.05)            -               -
  Year ended 12/31/97                           1.00          0.05             -            (0.05)            -               -
  Period from 4/1/96 to 12/31/96                1.00          0.04             -            (0.04)            -               -
  Period from 5/15/95* to 3/31/96               1.00          0.04             -            (0.04)            -               -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                          11.12          0.72            (0.45)        (0.72)            -               -
  Year ended 12/31/97                          10.63          0.54             0.59         (0.58)           (0.05)          (0.01)
  Period from 4/1/96 to 12/31/96               10.46          0.42             0.70         (0.69)           (0.26)           -
  Period from 5/15/95* to 3/31/96              10.00          0.81             0.24         (0.56)           (0.03)           -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                        Ratio and Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                         Ratio of net     Ratio of net
                                                                                           operating       investment
                                            Net asset                    Net assets,      expenses to      income to
                                           value, end    Total Return   end of period     average net      average net     Portfolio
             Period or Year ended           of period        (a)        (in thousands)   assets (b) (c)    assets (b) (c)   turnover
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                       $22.88         34.93%        $182,097            1.01%         (0.07)%           70.55%
  Year ended 12/31/97                        16.99         21.88%          83,612            1.05%          0.31%           194.81%
  Period from 4/1/96 to 12/31/96             14.21         17.28%          22,804            1.04%          0.94%           184.33%
  Period from 5/15/95* to 3/31/96            12.50         37.69%           2,518            0.95%          0.28%           255.03%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                        18.24         12.48%         195,936            1.01%          1.06%            77.80%
  Year ended 12/31/97                        16.82         21.82%         108,565            1.03%          1.43%           112.54%
  Period from 4/1/96 to 12/31/96             14.50         16.25%          17,761            0.85%          2.29%            13.71%
  Period from 5/15/95* to 3/31/96            12.77         31.14%           3,365            0.87%          2.33%            30.12%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                        13.48         10.06%          95,974            0.85%          3.87%            33.74%
  Year ended 12/31/97                        13.06         18.43%          59,694            0.93%          3.72%           160.88%
  Period from 4/1/96 to 12/31/96             11.92          9.72%          24,419            1.04%          2.39%           158.15%
  Period from 5/15/95* to 3/31/96            11.17         16.60%           4,761            1.01%          2.99%           115.84%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                        10.89          3.84%         101,485            0.83%          8.62%           129.85%
  Year ended 12/31/97                        11.48         15.05%          62,712            0.90%          8.15%           189.25%
  Period from 4/1/96 to 12/31/96             10.67         11.24%          13,396            0.88%          8.64%           113.08%
  Period from 5/15/95* to 3/31/96            10.23          7.82%           6,156            0.88%          8.34%           186.21%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                         1.00          4.99%          56,349            0.74%          4.87%             -
  Year ended 12/31/97                         1.00          5.01%          41,808            0.75%          4.92%             -
  Period from 4/1/96 to 12/31/96              1.00          3.61%          23,752            0.75%          4.75%             -
  Period from 5/15/95* to 3/31/96             1.00          4.59%           6,816            0.75%          5.06%             -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                        10.67          2.46%          48,167            1.00%          7.05%           261.87%
  Year ended 12/31/97                        11.12         10.66%          36,725            1.00%          6.83%           134.55%
  Period from 4/1/96 to 12/31/96             10.63         10.68%          12,483            0.99%          7.52%           109.85%
  Period from 5/15/95* to 3/31/96            10.46         10.74%           6,380            1.00%          9.01%           152.89%
====================================================================================================================================

                                                     Ratio information assuming
                                                     no expense reimbursement
                                                     or fees paid indirectly
                                                --------------------------------
                                                                   Ratio of net
                                                   Ratio of          investment
                                                 expenses to        income to
                                                  average net       average net
             Period or Year ended                 assets (b)         assets (b)
================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                               1.01%            (0.07)%
  Year ended 12/31/97                               1.05%             0.31%
  Period from 4/1/96 to 12/31/96                    1.27%             0.71%
  Period from 5/15/95* to 3/31/96                   5.38%            (4.15)%
--------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                               1.01%             1.06%
  Year ended 12/31/97                               1.09%             1.37%
  Period from 4/1/96 to 12/31/96                    1.53%             1.61%
  Period from 5/15/95* to 3/31/96                   2.28%             0.91%
--------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                               0.85%             3.87%
  Year ended 12/31/97                               0.94%             3.71%
  Period from 4/1/96 to 12/31/96                    1.22%             2.21%
  Period from 5/15/95* to 3/31/96                   3.71%             0.29%
--------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                               0.83%             8.62%
  Year ended 12/31/97                               0.90%             8.15%
  Period from 4/1/96 to 12/31/96                    1.21%             8.31%
  Period from 5/15/95* to 3/31/96                   1.50%             7.72%
--------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                               0.75%             4.86%
  Year ended 12/31/97                               0.76%             4.91%
  Period from 4/1/96 to 12/31/96                    0.85%             4.65%
  Period from 5/15/95* to 3/31/96                   1.30%             4.51%
--------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                               1.01%             7.04%
  Year ended 12/31/97                               1.07%             6.76%
  Period from 4/1/96 to 12/31/96                    1.44%             7.07%
  Period from 5/15/95* to 3/31/96                   2.14%             7.87%
================================================================================

                     See notes to the financial statement.

                                JNL SERIES TRUST
                        FINANCIAL HIGHLIGHTS (continued)

                                                               Income from Operations                     Distributions
                                                             -----------------------------   ---------------------------------------
                                                                           Net realized &
                                                                          unrealized gains
                                                 Net Asset      Net        on investments                    From net
                                                  value,     investment      & foreign        From net    realized gains
                                                 beginning     income         currency       investment    on investment   Return of
Period or Year ended                             of period     (loss)      related items       income      transactions      Capital
====================================================================================================================================
Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                             10.69        0.41            0.60           (0.41)          (0.14)            -
  Year ended 12/31/97                             10.20        0.44            0.49           (0.42)          (0.02)            -
  Period from 4/1/96 to 12/31/96                  10.09        0.24            0.24           (0.34)          (0.03)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.45            0.02           (0.34)          (0.04)            -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                             15.62        0.05            4.29           (0.06)          (0.84)            -
  Year ended 12/31/97                             12.56        0.06            3.64           (0.03)          (0.61)            -
  Period from 4/1/96 to 12/31/96                  11.36        0.03            1.81           (0.04)          (0.09)          (0.51)
  Period from 5/15/95* to 3/31/96                 10.00        0.07            2.68           (0.06)          (1.33)            -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                             12.09        0.16            1.58           (0.19)          (0.02)            -
  Year ended 12/31/97                             12.08        0.09            0.23           (0.08)          (0.23)            -
  Period from 4/1/96 to 12/31/96                  11.25        0.06            0.90           (0.12)          (0.01)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.04            1.21            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                             17.37       (0.07)           3.80            -              (0.67)            -
  Year ended 12/31/97                             14.89       (0.03)           2.74            -              (0.23)            -
  Period from 4/1/96 to 12/31/96                  13.43       (0.05)           1.92           (0.05)          (0.36)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.06            3.90            -              (0.53)            -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                         Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                              Net asset                     Net assets,    expenses to       income to
                                             value, end    Total Return    end of period   average net      average net    Portfolio
Period or Year ended                          of period        (a)         (in thousands) assets (b)(c)    assets (b)(c)    turnover
====================================================================================================================================

Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                         11.15          9.40%             63,785          0.85%            5.33%       429.70%
  Year ended 12/31/97                         10.69          9.16%             25,389          0.85%            5.99%       378.59%
  Period from 4/1/96 to 12/31/96              10.20          4.82%              9,832          0.84%            5.72%       218.50%
  Period from 5/15/95* to 3/31/96             10.09          4.65%              3,007          0.84%            5.41%       253.37%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                         19.06         27.78%            216,599          0.95%            0.38%        54.93%
  Year ended 12/31/97                         15.62         29.47%            124,022          0.98%            0.43%        47.06%
  Period from 4/1/96 to 12/31/96              12.56         16.12%             32,291          1.00%            0.59%        36.41%
  Period from 5/15/95* to 3/31/96             11.36         28.23%              8,772          1.00%            0.75%       101.13%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                         13.62         14.43%             70,927          1.23%            0.88%        16.39%
  Year ended 12/31/97                         12.09          2.65%             78,685          1.24%            0.74%        18.81%
  Period from 4/1/96 to 12/31/96              12.08          8.54%             48,204          1.25%            1.09%         5.93%
  Period from 5/15/95* to 3/31/96             11.25         12.50%             24,211          1.25%            0.78%        16.45%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                         20.43         21.49%            189,636          1.04%           (0.37)%       50.92%
  Year ended 12/31/97                         17.37         18.21%            127,052          1.06%           (0.26)%       41.43%
  Period from 4/1/96 to 12/31/96              14.89         13.91%             47,104          1.10%           (0.18)%       25.05%
  Period from 5/15/95* to 3/31/96             13.43         40.06%             10,545          1.10%            0.82%        66.04%
====================================================================================================================================

                                                   Ratio information assuming
                                                    no expense reimbursement
                                                    or fees paid indirectly
                                                  ------------------------------
                                                                   Ratio of net
                                                   Ratio of         investment
                                                  expenses to       income to
                                                  average net      average net
Period or Year ended                              assets (b)        assets (b)
================================================================================
Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                              0.86%            5.32%
  Year ended 12/31/97                              0.96%            5.88%
  Period from 4/1/96 to 12/31/96                   1.37%            5.19%
  Period from 5/15/95* to 3/31/96                  2.53%            3.72%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                              0.95%            0.38%
  Year ended 12/31/97                              0.98%            0.43%
  Period from 4/1/96 to 12/31/96                   1.11%            0.48%
  Period from 5/15/95* to 3/31/96                  2.09%           (0.34)%
--------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                              1.28%            0.83%
  Year ended 12/31/97                              1.32%            0.66%
  Period from 4/1/96 to 12/31/96                   1.29%            1.05%
  Period from 5/15/95* to 3/31/96                  2.14%           (0.11)%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                              1.04%           (0.37)%
  Year ended 12/31/97                              1.06%           (0.26)%
  Period from 4/1/96 to 12/31/96                   1.14%           (0.22)%
  Period from 5/15/95* to 3/31/96                  2.10%           (0.18)%
===============================================================================

                     See notes to the financial statements.

                                   PROSPECTUS

                                   May 1, 1999

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's Statement of Information (SAI) dated May 1, 1999, which contains further information about the Trust and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
              (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's Annual and Semi-Annual Reports to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You can also obtain information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov) and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and copying charges by calling (800) SEC-0330.

                                        The Trust's SEC file number is: 811-8894

                               JNL(R) SERIES TRUST

                                   PROSPECTUS

                                   May 1, 1999

                               JNL(R) SERIES TRUST
                 5901 Executive Drive o Lansing, Michigan 48911

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts. The Trust currently offers shares in the following separate Series, each with its own investment objective.

JNL/Alger Growth Series
JNL/Eagle Core Equity Series
JNL/Eagle SmallCap Equity Series
JNL/Janus Aggressive Growth Series
JNL/Janus Capital Growth Series
JNL/Janus Global Equities Series
JNL/Putnam Growth Series
JNL/Putnam Value Equity Series
Lazard/JNL Mid Cap Value Series
Lazard/JNL Small Cap Value Series
PPM America/JNL Balanced Series
PPM America/JNL High Yield Bond Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price /JNL International Equity Investment Series
T. Rowe Price /JNL Mid-Cap Growth Series

The Securities and Exchange Commission has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

"Standard & Poor's(R)",  "S&P(R)", "S&P 500(R)",  Standard & Poor's 500", "500",
"S&P MidCap 400 Index" and "Standard & Poor's 400 Index" are trademarks of The McGraw-Hill Companies, Inc.

The Trust's Statement of Additional Information (SAI) contains additional information about the Trust and the Series.

                                 ---------------

                                TABLE OF CONTENTS


About the Series of the Trust

Management of the Trust

Administrative Fee

Investment in Trust Shares

Share Redemption

Tax Status

Financial Highlights

                          ABOUT THE SERIES OF THE TRUST

JNL/Alger Growth Series

Investment Objective. The investment objective of the JNL/Alger Growth Series is long-term capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities -- common stock, preferred stock, and securities convertible into or exchangeable for common stock -- of large, U.S.-traded companies. To provide flexibility to take advantage of investment opportunities, the Series may hold a portion of its assets in money market investments and repurchase agreements.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

13.41%            26.20%            45.66%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -7.37% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Alger Growth Series                45.66%               25.06%
S&P 500 Index                          28.58%               28.48%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on October 16, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Alger Growth Series seeks to achieve its investment objective of long-term capital appreciation by investing primarily in equity securities of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Series considers a large company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

The Series may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The Series may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Alger Growth Series is Fred Alger Management, Inc. (Alger Management), which is located at 1 World Trade Center, Suite 9333, New York, New York 10048. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964.

David D. Alger, President and Chief Investment Officer of Alger Management, is primarily responsible for the day-to-day management of the Series. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971, and as President since 1995. He serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ronald Tartaro also participates in the management of the Series. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Mr. Alger and Mr. Tartaro have had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Eagle Core Equity Series

Investment Objective. The investment objective of the JNL/Eagle Core Equity Series is long-term capital appreciation and, secondarily, current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

         o Under the growth equity strategy, the sub-adviser invests in securities which it believes have sufficient growth potential to offer above-average, long-term capital appreciation. The subadviser seeks securities of companies which:

                    -- have projected earnings growth and return on equity greater than 15%,

                    --   are dominant in their industries, and

                    -- have the ability to create and sustain a competitive advantage.

         o Under the value equity strategy, the sub-adviser invests in securities which it believes indicate above-average financial soundness and high intrinsic value relative to price. These securities or their respective issuers have at least one of the following characteristics when acquired for the Series:

                    -- price-to-earnings ratio or price-to-book value ratio of less than or approximately equal to 75% of the S&P 500,

                    -- yield that approximates at least half of the average yield to maturity of the Lehman Brothers Long Treasury Bond Index (or similar index),

                    --   per   share   going   concern   value   that,   in  the
                         sub-adviser's judgment, exceeds book value and market value, or

                    --   long-term debt equal to or below tangible net worth.

          o Under the equity income strategy, the sub-adviser invests in income-producing securities.

The sub-adviser divides the Series' assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

32.35%            16.54%

[Insert Chart]

1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -10.99% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Eagle Core Equity Series           16.54%               24.15%
S&P 500 Index                          28.58%               31.30%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on September 16, 1996.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. Under the growth equity strategy, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The subadviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive EPS growth. If a particular stock appreciates to over 5% of the total assets of the portfolio, the sub-adviser typically will reduce the position to less than 5%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

Under the value equity strategy, the sub-adviser screens a universe of over 2,500 companies. From this universe, the sub-adviser makes selections based on its projections of the company's growth in earnings and dividends, earnings momentum, and undervaluation based on a dividend discount model. The sub-adviser develops target prices and value ranges from this analysis and makes portfolio selection from among the top-rated securities. The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the four characteristics applicable to the security's selection. However, the Series may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Series' investment objective.

Under normal market conditions, the Series invests at least 65% of its assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. Although the Series emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Series may invest in non-investment-grade securities. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

The Series may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Series may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Eagle Core Equity Series is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Series. Mr. Ashi Parikh, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the growth equity strategy. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio. Mr. Lou Kirschbaum, Senior Vice President and Portfolio Manager and Mr. David Blount, Senior Vice President and Portfolio Manager, as co-managers, are responsible for the day-to-day management of both the value equity and the equity income strategies. They assumed responsibility for the value equity strategy in January 1999; they have been responsible for the equity income strategy since the inception of the Series. Mr. Kirschbaum has been with Eagle since 1986, and Mr. Blount joined Eagle in 1993.

JNL/Eagle SmallCap Equity Series

Investment Objective. The investment objective of the JNL/Eagle SmallCap Equity Series is long-term capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of domestic small capitalization companies, i.e., companies which, at the time of purchase, typically have a market capitalization under $1 billion. The subadviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long term earnings growth rate or asset value. The subadviser generally invests in companies which have accelerating earnings, reasonable valuations (typically with a price-to-earnings ratio of no more than 75% of the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Series' equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks and warrants.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Series is likely to invest have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Series may not be appropriate for all investors.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

27.64%            1.18%

[Insert Chart]

1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 22.67% (4th quarter of 1998) and its lowest quarterly return was -23.92% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Eagle SmallCap Equity Series        1.18%               19.01%
Russell 2000 Index                     -2.55%               10.44%

The Russell 2000 Index is a broad-based, unmanaged index.

*  The Series began operations on September 16, 1996.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Eagle SmallCap Equity Series invests primarily in the equity securities of small capitalization U.S. companies. However, it may also invest in American Depositary Receipts of U.S. traded foreign issuers, U.S. Government securities, repurchase agreements and other short-term money market instruments.

For temporary, defensive purposes during actual or anticipated periods of general market decline, the Series may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Eagle SmallCap Equity Series is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

Bert L. Boksen, Senior Vice President and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Series. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Aggressive Growth Series

Investment Objective. The investment objective of the JNL/Janus Aggressive Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies selected for their growth potential. The Series may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

18.95%            12.67%            57.66%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 29.79% (4th quarter of 1998) and its lowest quarterly return was -6.56% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Aggressive Growth Series     57.66%               30.36%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Aggressive Growth Series invests primarily in common stocks when the sub-adviser believes that the relevant market environment favors profitable investing in those securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Aggressive Growth Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Warren B. Lammert, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst. Mr. Lammert has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Capital Growth Series

Investment Objective. The investment objective of the JNL/Janus Capital Growth Series is long-term growth of capital in a manner consistent with the preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objective through a non-diversified portfolio consisting primarily of common stock of U.S. and foreign companies selected for their growth potential. The Series normally invests a majority of its equity assets in medium-sized companies. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

         o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

16.83%            15.01%            35.16%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 35.74% (4th quarter of 1998) and its lowest quarterly return was -15.05% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Capital Growth Series        35.16%               27.59%
S&P MidCap 400 Index                   19.09%               23.32%

The S&P 400 MidCap Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Capital Growth Series seeks to achieve its objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index and are determined at the time their securities are acquired by the Series. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged between approximately $142 million and $73 billion. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Capital Growth Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

James P. Goff, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the JNL/Janus Capital Growth Series. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst. Mr. Goff has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Janus Global Equities Series

Investment Objective. The investment objective of the JNL/Janus Global Equities Series is long-term growth of capital in a manner consistent with the preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of foreign and domestic issuers. The Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Series can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Series normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

31.36%            19.12%            26.87%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 20.52% (4th quarter of 1998) and its lowest quarterly return was -16.93% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Janus Global Equities Series       26.87%               29.59%
Morgan Stanley Capital
  International World Index            22.78%               16.53%

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Janus Global Equities Series invests primarily in common stocks of foreign and domestic companies and, to a lesser degree, other types of securities, such as bonds and other debt securities. The sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. When the sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series may hedge its investments to a greater degree and/or increase its position in cash or similar investments. Doing so may reduce the potential for appreciation in the Series' portfolio.

The Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

The Series may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

The Series may invest in high-yield, high-risk fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default, and may fluctuate more in value than higher-rated securities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Janus Global Equities Series is Janus Capital Corporation (Janus Capital), with principal offices at 100 Fillmore Street, Denver, Colorado 80206. Janus Capital provides investment advisory services to mutual funds and other institutional accounts.

Helen Young Hayes, Portfolio Manager of Janus Capital, is responsible for the day-to-day management of the Series. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst. Ms. Hayes has had responsibility for the day-to-day management of the Series since the inception of the Series.

JNL/Putnam Growth Series

Investment Objective. The investment objective of the JNL/Putnam Growth Series is long-term capital growth.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Series may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Series may invest a portion of its assets in foreign securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

              For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

26.81%            21.88%            34.93%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -12.00% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Growth Series               34.93%               30.82%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by Phoenix Investment Counsel, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Growth Series invests primarily in the equity securities of domestic, large capitalization companies. However, the Series may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long term.

The Series may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets.

For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Series may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Growth Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

C. Beth Cotner has responsibility for the day-to-day management of the Series. Ms. Cotner, Senior Vice President, has been employed as a Senior Portfolio Manager by Putnam since September 1995. Prior to that, Ms. Cotner was Executive Vice President of Kemper Financial Services. Ms. Cotner has had responsibility for the day-to-day management of the Series since May 1, 1997.

JNL/Putnam Value Equity Series

Investment Objective. The investment objective of the JNL/Putnam Value Equity Series is capital growth, with income as a secondary objective.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Series considers a large-capitalization company to be one that, at the time its securities are acquired by the Series, has a market capitalization of $2 billion or greater.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because the Series invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

         o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

24.33%            21.82%            12.48%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.64% (4th quarter of 1998) and its lowest quarterly return was -11.03% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

JNL/Putnam Value Equity Series         12.48%               22.46%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by PPM America, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The JNL/Putnam Value Equity Series invests primarily in equity securities of domestic, large-capitalization companies. The sub-adviser typically selects companies whose stocks have distinctly above-average dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Series' exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/Putnam Value Equity Series is Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937.

Anthony I. Kreisel a Managing Director of Putnam, has responsibility for the day-to-day management of the Series. Mr. Kreisel has been an investment professional at Putnam since 1986. Mr. Kreisel has had responsibility for the day-to-day management of the Series since May 1, 1997.

Lazard/JNL Mid Cap Value Series

Investment Objective. The investment objective of the Lazard/JNL Mid Cap Value Series is capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued based on their return on equity. The Russell Mid Cap Index is composed of selected common stocks of medium-size U.S. companies. The Series' equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Lazard/JNL Mid Cap Value Series invests primarily in the equity securities of undervalued medium-size U.S. companies. To the extent its assets are not invested in such securities, the Series may invest in the equity securities of larger capitalization companies or investment grade fixed-income securities. In searching for undervalued medium capitalization stocks,  the  sub-adviser  uses a  stock-selection  process  based  primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell
Midcap Index. The sub-adviser may sell a security for any of the following reasons:

          o its price rises to a level where it no longer reflects value (target valuation);

          o    the underlying investment assumptions are no longer valid;

          o    company management changes their direction; or

          o external events occur (e.g., changes in regulation, taxes and competitive position).

The Series may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary, defensive purposes, the Series may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Lazard/JNL Mid Cap Value Series is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Herbert W. Gullquist and Eileen Alexanderson share primary responsibility for the day-to-day management of the Series. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Ms. Alexanderson has been with Lazard since 1979. She has been a Managing Director of Lazard Freres since January 1997; prior thereto, Ms. Alexanderson was a Senior Vice President of Lazard. Ms. Alexanderson is responsible for U.S./global equity management and overseeing the day-to-day operations of the U.S. Small Cap and U.S. Mid Cap equity investment teams. Mr. Gullquist and Ms. Alexanderson have shared responsibility for the day-to-day management of the Series since the inception of the Series.

Lazard/JNL Small Cap Value Series

Investment Objective. The investment objective of the Lazard/JNL Small Cap Value Series is capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the sub-adviser believes are undervalued based on their return on equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Series' equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Series is likely to invest have limited product lines, markets or financial resources and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Series may not be appropriate for all investors.

          o Non-diversification. The Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that more than 5%, but not more than 25%, of its total assets may be invested in securities of any one issuer. Thus, the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Series' total return and share price.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1998.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Lazard/JNL Small Cap Value Series invests in equity securities of small U.S. companies that, in the sub-adviser's opinion, have one or more of the following characteristics: (i) are undervalued relative to their earnings, cash flow, or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within 2 years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price-to-earnings or price-to-cash-flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The  sub-adviser  does  not   automatically   sell  a  security  if  its  market
capitalization grows or falls outside the range of companies in the Russell 2000 Index. The sub-adviser may sell a security for any of the following reasons:

          o its price rises to a level where it no longer reflects value (target valuation);

          o    the underlying investment assumptions are no longer valid;

          o    company management changes their direction; or

          o external events occur (e.g., changes in regulation, taxes and competitive position).

The Series may invest in equity securities of larger U.S. companies or investment grade fixed-income securities.

The Series may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary, defensive purposes, the Series may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Lazard/JNL Small Cap Value Series is Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Herbert W. Gullquist and Eileen Alexanderson share primary responsibility for the day-to-day management of the Series. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Ms. Alexanderson has been with Lazard since 1979. She has been a Managing Director of Lazard Freres since January 1997; prior thereto, Ms. Alexanderson was a Senior Vice President of Lazard. Ms. Alexanderson is responsible for U.S./global equity management and overseeing the day-to-day operations of the U.S. Small Cap and U.S. Mid Cap equity investment teams. Mr. Gullquist and Ms. Alexanderson have shared responsibility for the day-to-day management of the Series since the inception of the Series.

PPM America/JNL Balanced Series

Investment Objective. The investment objective of the PPM America/JNL Balanced Series is reasonable income, long-term capital growth and preservation of capital.

Principal Investment Strategies. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of common stock and fixed-income securities of U.S. companies. The Series may invest in any type or class of security. The anticipated mix of the Series' holdings is approximately 45-75% of its assets in equities and 25-55% in fixed-income securities.

The Series emphasizes investment-grade, fixed-income securities. However, the Series may take a modest position in lower- or non-rated fixed-income securities, and if, in the sub-adviser's opinion, market conditions warrant, may increase its position in lower- or non-rated securities from time to time.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

10.81%            18.43%            10.06%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 9.77% (2nd quarter of 1997) and its lowest quarterly return was -5.54% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL Balanced Series        10.06%               15.10%
S&P 500 Index                          28.58%               28.63%
Lehman Brothers Bond Index              8.68%                7.93%

Each of the S&P 500 Index and the Lehman Brothers Bond Index is a broad-based, unmanaged index.

* The Series began operations on May 15, 1995. Prior to May 1, 1997, the Series was managed by Phoenix Investment Counsel, Inc.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The PPM America/JNL Balanced Series invests primarily in common stocks and fixed-income securities but may also invest in securities convertible into common stocks, deferred debt obligations and zero coupon bonds.

The Series may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices.

For temporary, defensive purposes, the Series may invest up to all of its assets in cash equivalents, such as U.S. Government securities and high grade commercial paper. Taking a defensive position may reduce the potential for appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL Balanced Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since May 1, 1997.

PPM America/JNL High Yield Bond Series

Investment Objective. The primary investment objective of the PPM America/JNL High Yield Bond Series is to provide a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

Principal Investment Strategies. The Series attempts to achieve its objective by investing substantially in a diversified portfolio of long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed-income securities of U.S. and foreign issuers, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. These bonds, commonly known as "junk bonds," are those rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the sub-adviser to be of comparable quality.

In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that the sub-adviser expects will increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Series may invest for this purpose up to 25% of its assets in equity securities, such as common stocks or securities convertible into or exchangeable for common stock.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Market risk. Because the Series invests in the securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Series invests in the equity securities of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Treating high current income as its primary investment objective means that the Series may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. In addition, the performance of the Series depends on the adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

12.90%            15.05%            3.84%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 5.71% (3rd quarter of 1997) and its lowest quarterly return was -4.56% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL High Yield Bond Series  3.84%               10.40%
Lehman Brothers High Yield Index        1.88%                9.52%

The Lehman Brothers High Yield Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The PPM America/JNL High Yield Bond Series invests the majority of its assets under normal market conditions in U.S. corporate bonds of below investment-grade quality and with maturities exceeding three years. However, the Series will not invest more than 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of comparable quality). Lower-rated securities generally involve a higher risk of default than higher-rated ones.

In addition to investing in securities of foreign issuers, the Series may also hold a portion of its assets in foreign currencies and enter into forward currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Series may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Series may invest without limit in zero coupon bonds.

The Series may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. In doing so, the Series may not be pursuing its investment objectives.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL High Yield Bond Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

PPM America/JNL Money Market Series

Investment Objective. The investment objective of the PPM America/JNL Money Market Series is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Principal Investment Strategies. The Series invests in high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The sub-adviser manages the Series to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Series may invest more than 25% of its assets in the U.S. banking industry.

Principal Risks of Investing in the Series. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

4.87%             5.01%             4.99%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 1.30% (3rd quarter of 1995) and its lowest quarterly return was 1.17% (1st quarter of 1997).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

PPM America/JNL Money Market Series     4.99%                5.00%
Merrill Lynch Treasury Bill
  Index (3 month)                       5.23%               5.405%

The 7-day yield of the Series on December 31, 1998, was 4.78%.

The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.

*  The Series began operations on May 15, 1995.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series. The PPM America/JNL Money Market Series invests exclusively in the following types of high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less:

          o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

          o Corporate obligations, including commercial paper, of domestic and foreign issuers;

          o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the PPM America/JNL Money Market Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

Salomon Brothers/JNL Global Bond Series

Investment   Objective.   The  primary  investment   objective  of  the  Salomon
Brothers/JNL Global Bond Series is to seek a high level of current income. As a secondary objective, the Series seeks capital appreciation.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of fixed income securities of U.S. and foreign issuers. The sub-adviser invests the Series' assets primarily by making strategic allocations among: U.S. investment grade bonds; high-yield bonds; non-U.S. investment grade bonds; and emerging markets debt securities. The sub-adviser makes these allocations based on its analysis of current economic and market conditions, and the relative risks and opportunities, applicable to those types of securities. The sub-adviser may invest a significant portion of the Series' assets in medium- or lower-quality securities.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities. To the extent that the Series invests in bonds issued by a foreign government, the Series may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o High-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

14.39%            10.66%            2.46%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 4.86% (2nd quarter of 1997) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

                            Average Annual Total Returns As of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

Salomon Brothers/JNL Global Bond
  Series                                2.46%                9.47%
Salomon Smith Barney Broad Investment
  Grade Index                           8.72%                8.56%

The Salomon Smith Barney Broad Investment Grade Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The Salomon Brothers/JNL Global Bond Series invests in a globally diverse portfolio of fixed-income investments. The sub-adviser has broad discretion to invest the Series' assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities, emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. Government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Series and makes such adjustments as it deems appropriate.

The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Series invests. The sub-adviser anticipates that, under current market conditions, the Series' portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The sub-adviser may invest in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Series may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Series' portfolio.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL Global Bond Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

In connection with SBAM's service as sub-adviser to the Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by SBAM at no additional expense to the Trust.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Series. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Series since the inception of the Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Series. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Brothers Inc. and SBAM and Senior Portfolio Manager of SBAM, is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group (Prudential) where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby also managed high-yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential. Ms. Semmel is a Director and Portfolio Manager of SBAM and a Director of Salomon Brothers Inc. Ms. Semmel joined SBAM in May of 1993, where she manages high-yield portfolios. Prior to joining SBAM, Ms. Semmel spent four years as a high-yield bond analyst at Morgan Stanley Asset Management. Ms. Semmel has assisted in the day-to-day management of the Series since inception of the Series.

David J. Scott, a Managing Director and Senior Portfolio Manager of SBAM, is primarily responsible for currency transactions and investments in non-dollar denominated debt securities for the Series. Prior to joining SBAM Limited in April 1994, Mr. Scott worked for four years at J.P. Morgan Investment Management Inc. (J.P. Morgan) where he was responsible for global and non-dollar portfolios for clients including departments of various governments, pension funds and insurance companies. Before joining J.P. Morgan, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products. Mr. Scott has had responsibility for currency transactions and investment in non-dollar denominated debt securities for the Series since inception of the Series.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. Government securities portions of the Series. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager responsible for investment grade portfolios. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc.'s Fixed Income Sales Group and Product Support Divisions. Mr. Lavan has had responsibility for mortgage-backed securities and U.S. Government securities for the Series since the inception of the Series.

Salomon Brothers/JNL U.S. Government & Quality Bond Series

Investment Objective. The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Series is to obtain a high level of current income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment grade bonds. The Series may invest in securities of any maturity or effective duration, so the composition and weighted average maturity of the portfolio will vary.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in fixed-income securities of U.S. and foreign issuers, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

          o Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

2.58%             9.16%             9.40%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 5.86% (3rd quarter of 1998) and its lowest quarterly return was -2.13% (1st quarter of 1996).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

Salomon Brothers/JNL U.S.
  Government & Quality Bond Series      9.40%                7.71%
Salomon Brothers Treasury Index        10.00%                8.55%

The Salomon Brothers Treasury Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series. The Salomon Brothers/JNL U.S. Government & Quality Bond Series invests at least 65% of its assets in:

          (i)  U.S. Treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

          (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. Government; and

          (vi) repurchase agreements collateralized by any of the foregoing.

Any guarantee of the securities in which the Series invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. Government agency may significantly fluctuate in value, and the Series may not receive the originally anticipated yield on the security. Shares of the Series are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Series, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the Salomon Brothers/JNL U.S. Government & Quality Bond Series is Salomon Brothers Asset Management Inc (SBAM). SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

Roger Lavan is primarily responsible for the day-to-day management of the Series. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager responsible for investment grade portfolios. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc.'s Fixed Income Sales Group and Product Support Divisions. Mr. Lavan has had primary responsibility for the day-to-day management of the Series since June 1, 1998.

T. Rowe Price/JNL Established Growth Series

Investment Objective. The investment objective of the T. Rowe Price/JNL Established Growth Series is long-term growth of capital and increasing dividend income.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of well-established growth companies. A growth company is one which (i) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general, and (ii) has indications of being able to continue this growth pattern in the future.

While the Series will invest principally in U.S. companies, a substantial portion of the Series' assets will be invested in foreign stocks.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

22.59%            29.47%            27.78%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -11.63% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL Established
  Growth Series                        27.78%               28.14%
S&P 500 Index                          28.58%               28.63%

The S&P 500 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL Established Growth Series invests most of its assets in common stocks of U.S. companies. However, the Series may invest in other securities, including convertible securities, warrants, preferred stocks and corporate and government debt obligations.

The  Series  may  use  derivative  instruments,  such  as  options  and  futures
contracts,   for  hedging  purposes  and  to  maintain  market  exposure.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the T. Rowe Price/JNL Established Growth Series is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.

Robert W. Smith is responsible for the day-to-day management of the Series. Mr. Smith is a Managing Director and Equity Portfolio Manager for T. Rowe. Mr. Smith is a Vice President of Price-Fleming and is also responsible for the North American component of other investment company and institutional client portfolios. Prior to joining T. Rowe in 1992, Mr. Smith was employed as an Investment Analyst for Massachusetts Financial Services. He earned a BS (finance and economics) from the University of Delaware and an MBA (finance) from the Darden Graduate School of Business Administration, University of Virginia. Mr. Smith has had responsibility for the day-to-day management of the Series since February 21, 1997.

T. Rowe Price/JNL International Equity Investment Series

Investment Objective. The investment objective of the T. Rowe Price/JNL International Equity Investment Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective through a diversified portfolio consisting primarily of common stocks of established, non-U.S. companies. The Series normally has at least three countries represented in its portfolio, including both developed and emerging markets.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Series' performance to fluctuate more than if it held only U.S. securities.

          o Emerging markets risk. The Series may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

          o Currency risk. The value of the Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

13.91%            2.65%             14.43%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 16.55% (4th quarter of 1998) and its lowest quarterly return was -13.48% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL International
  Equity Investment Series             14.43%               10.43%
Morgan Stanley Europe and
  Australasia, Far East Equity Index   20.33%                8.13%

The Morgan Stanley Europe and Australasia, Far East Equity Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL International Equity Investment Series invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation and investment diversification. In addition to common stocks, the Series may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities.

In analyzing companies for investment, the sub-adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet with relatively low debt; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. Current dividend income is not a prerequisite in the selection of portfolio companies. However, the Series generally invests in companies that have a record of paying dividends, which the sub-adviser expects will increase in future years as earnings increase.

The Series may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The sub-adviser to the T. Rowe Price/JNL International Equity Investment Series is Rowe Price-Fleming International, Inc. (Price-Fleming), located at 100 East Pratt Street,
Baltimore, Maryland 21202. Price-Fleming is one of America's largest international mutual fund asset managers.

There is an investment advisory group that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. The Series' advisory group is composed of the following members: Martin G. Wade, Vice Chairman and Chief Executive Officer of Price-Fleming, John R. Ford, Chief Investment Officer of Price-Fleming, James B.M. Seddon, Vice President of Price-Fleming, Mark C.J. Bickford-Smith, Vice President of Price-Fleming, and David J.L. Warren, President of Price-Fleming. The Series' advisory group has had day-to-day responsibility for managing the Series since the inception of the Series.

Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming Group Limited). John Ford joined Price-Fleming in 1982 and has 19 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 12 years of experience in investment management. Mark Bickford-Smith joined Price-Fleming in 1995 and has 14 years experience with the Fleming Group in research and financial analysis. David Warren joined
Price-Fleming in 1983 and has 18 years of experience in equity research, fixed-income research and portfolio management.

T. Rowe Price/JNL Mid-Cap Growth Series

Investment Objective. The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Series is long-term growth of capital.

Principal Investment Strategies. The Series seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of medium-sized (mid-cap) U.S. companies which the sub-adviser believes have the potential for above-average earnings growth. A mid-cap company is one whose market capitalization, at the time of acquisition by the Series, falls within the capitalization range of companies in the S&P MidCap 400 Index.

Principal Risks of Investing in the Series. An investment in the Series is not guaranteed. As with any mutual fund, the value of the Series' shares will change and you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Series invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

Performance. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31
--------------------------------------

23.47%            18.21%            21.49%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -18.02% (3rd quarter of 1998).

                            Average Annual Total Returns as of December 31, 1998
                            ----------------------------------------------------
                                       1 year       Life of Series*

T. Rowe Price/JNL Mid-Cap Growth
  Series                               21.49%               25.62%
S&P MidCap 400 Index                   19.09%               23.32%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

*  The Series began operations on May 15, 1995.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Series. The T. Rowe Price/JNL Mid-Cap Growth Series seeks to achieve its objective of long-term growth of capital by investing primarily in common stocks of U.S. companies with medium-sized market capitalizations and the potential for above-average growth. The sub-adviser relies on its proprietary research to identify mid-cap companies with attractive growth prospects. The Series seeks to invest primarily in companies that: (i) offer proven products or services; (ii) have a historical record of earnings growth that is above average, (iii) demonstrate the potential to sustain earnings growth; (iv) operate in industries experiencing increasing demand; and/or (v) the sub-adviser believes are undervalued in the marketplace.

The Series will not automatically sell or cease to purchase stock of a company it already owns just because the company's market cap grows or falls outside the range of companies in the S&P MidCap 400 Index.

The Series may also invest in securities other than U.S. common stocks, including foreign securities, convertible securities, and warrants. The Series may use derivative instruments, such as options and futures contracts, for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The  Sub-Adviser  and  Portfolio  Management.  The  sub-adviser  to the T.  Rowe
Price/JNL Mid-Cap Growth Series is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts.

The Series has an Investment Advisory Committee composed of the following members: Brian W. Berghuis, Chairman, James A.C. Kennedy, and John F. Wakeman. The Committee Chairman has day to day responsibility for managing the Series and works with the Committee in developing and executing the Series' investment program. Mr. Berghuis, a Managing Director of T. Rowe, has been managing investments since joining T. Rowe in 1985. The Investment Advisory Committee has had day-to-day responsibility for managing the Series since the inception of the Series.

More About The Investment Objectives and Risks of All Series

The investment objectives of the respective Series are not fundamental and may be changed by the Trustees without shareholder approval.

Year 2000 and Euro Issues: Apart from the particular risks described above for each Series, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and its other service providers are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900.

The Trust relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Trust's business, the smooth operation of the Trust depends on the ability of those computers to continue to function properly.

The Trust has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Trust that, at this time, it is either year 2000 compliant or that it has identified its systems which are not currently year 2000 compliant and that it intends to make such systems compliant before December 31, 1999. The Trust intends to continue to monitor the year 2000 status of its service providers.

Based on the information currently available, the Trust does not anticipate any material impact on the delivery of services to and by the Trust. However, since the Trust must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Trust.

Similarly, the companies and other issuers in which a Series invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Series.

Also, to the extent that a Series invests in foreign securities, the Series could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

                             MANAGEMENT OF THE TRUST

Investment Adviser

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. Jackson National Financial Services, Inc. served as investment adviser to the Trust from the inception of the Trust until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to JNFS.

Management Fee

As compensation for its services, JNFS receives a fee from the Trust computed separately for each Series, accrued daily and payable monthly. The fee which JNFS received from each Series for the fiscal year ended December 31, 1998, is set forth below as an annual percentage of the net assets of the Series. For a Series which was not in operation for all of 1998, its current management fee schedule is shown instead.

    SERIES                                                        SCHEDULE (where applicable)             FEES
    ------                                                        ---------------------------             ----

    JNL/Alger Growth Series...................................    .....................................  .975%

    JNL/Eagle Core Equity Series..............................    .....................................  .90%

    JNL/Eagle SmallCap Equity Series..........................    .....................................  .95%

    JNL/Janus Aggressive Growth Series........................    .....................................  .95%

    JNL/Janus Capital Growth Series...........................    .....................................  .95%

    JNL/Janus Global Equities Series..........................    .....................................  .99%

    JNL/Putnam Growth Series..................................    .....................................  .90%

    JNL/Putnam Value Equity Series............................    .....................................  .90%

    Lazard/JNL Mid Cap Value Series...........................    $0 to $150 million...................  .975%
                                                                  $150 million to $300 million.........  .925%
                                                                  Over $300 million....................  .90%

    Lazard/JNL Small Cap Value Series.........................    $0 to $50 million....................  1.05%
                                                                  $50 million to $150 million..........  1.00%
                                                                  $150 million to $300 million.........  .975%
                                                                  Over $300 million....................  .925%

    PPM America/JNL Balanced Series...........................    .....................................  .73%

    PPM America/JNL High Yield Bond Series....................    .....................................  .73%

    PPM America/JNL Money Market Series.......................    .....................................  .60%

    Salomon Brothers/JNL Global Bond Series...................    .....................................  .85%

    Salomon Brothers/JNL U.S. Government & Quality Bond Series    .....................................  .70%

    T. Rowe Price/JNL Established Growth Series...............    .....................................  .84%

    T. Rowe Price/JNL International Equity Investment Series..    .....................................  1.08%

    T. Rowe Price/JNL Mid-Cap Growth Series...................    .....................................  .95%


Sub-Advisory Arrangements

JNFS selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFS monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with JNFS, the sub-adviser manages the investment and reinvestment of the assets of the assigned Series, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Series consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser implements such programs by purchases and sales of securities and regularly reports to JNFS and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from JNFS computed separately for the applicable Series, stated as an annual percentage of the net assets of such Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Series.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, effective January 1, 1999, each Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Prior to January 1, 1999, each Series paid all of its own operating expenses.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts). An insurance company purchases the shares of the Series at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Series are not available to the general public directly. Some of the Series are managed by sub-advisers who manage publicly traded mutual funds having similar names and investment objectives. While some of the Series may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Series are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Series may differ substantially.

The net asset value per share of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. A Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its shares. As a result, a Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Series' policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Series intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Series is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

Because the shareholders of each Series are Accounts, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Series. Distributions from the Series are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Series. The information does not reflect any charges imposed by an Account investing in shares of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for each of the periods shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report included in the Statement of Additional Information.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS

                                                               Income from Operations                    Distributions
                                                         --------------------------------  -----------------------------------------
                                                                       Net realized &
                                                                      unrealized gains
                                            Net Asset       Net        on investments                      From net
                                             value,      investment       & foreign         From net     realized gains
                                            beginning      income         currency         investment    on investment     Return of
Period or Year Ended                       of period      (loss)       related items        income        transactions      Capital
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                       $14.53       $(0.06)           $8.45            $(0.05)         $(0.78)        $  -
  Year ended 12/31/97                        13.38         0.04             1.65              -              (0.54)           -
  Period from 4/1/96 to 12/31/96             13.13         0.05             1.10             (0.05)          (0.71)          (0.14)
  Period from 5/15/95* to 3/31/96            10.00         0.01             3.53              -              (0.41)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                        16.50        (0.12)            5.92              -              (1.57)           -
  Year ended 12/31/97                        14.46        (0.06)            2.23             (0.02)          (0.04)          (0.07)
  Period from 4/1/96 to 12/31/96             13.86         0.06             0.70              -              (0.16)           -
  Period from 5/15/95* to 3/31/96            10.00         -                4.70              -              (0.84)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                        17.48         0.04             4.66             (0.07)           -               -
  Year ended 12/31/97                        15.20         0.07             2.84              -              (0.63)           -
  Period from 4/1/96 to 12/31/96             13.75         0.03             2.72             (0.08)          (0.90)          (0.32)
  Period from 5/15/95* to 3/31/96            10.00         0.10             4.02              -              (0.37)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                        13.56         -                6.20              -              (0.81)           -
  Year ended 12/31/97                        11.16        (0.01)            2.93              -              (0.52)           -
  Period from 4/1/96 to 12/31/96             10.38         -                0.78              -               -               -
  Period from 10/16/95* to 3/31/96           10.00         -                0.38              -               -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                        13.75         0.10             2.17             (0.09)          (0.02)           -
  Year ended 12/31/97                        10.62         0.08             3.35             (0.08)          (0.22)           -
  Period from 9/16/96* to 12/31/96           10.00         0.03             0.62             (0.03)           -               -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                        14.73        (0.06)            0.23              -              (0.08)           -
  Year ended 12/31/97                        11.54        (0.07)            3.26              -               -               -
  Period from 9/16/96* to 12/31/96           10.00        (0.01)            1.55              -               -               -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                       Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                                                                             Ratio of        Ratio of
                                          Net asset                        Net assets,     expenses to       income to
                                         value, end      Total Return     end of period    average net      average net    Portfolio
Period or Year Ended                     of period          (a)          (in thousands)    assets (b)(c)   assets (b)(c)    turnover
====================================================================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                     $22.09           57.66%         $161,842            1.10%            (0.35)%      114.51%
  Year ended 12/31/97                      14.53           12.67%           78,870            1.10%             0.39%       137.26%
  Period from 4/1/96 to 12/31/96           13.38            8.72%           29,555            1.09%             0.77%        85.22%
  Period from 5/15/95* to 3/31/96          13.13           35.78%            8,527            1.09%             0.27%       163.84%
------------------------------------------------------------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                      20.73           35.16%          111,037            1.09%            (0.68)%      128.95%
  Year ended 12/31/97                      16.50           15.01%           73,749            1.10%            (0.30)%      131.43%
  Period from 4/1/96 to 12/31/96           14.46            5.45%           36,946            1.09%             0.91%       115.88%
  Period from 5/15/95* to 3/31/96          13.86           47.94%            9,578            1.09%            (0.49)%      128.56%
------------------------------------------------------------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                      21.11           26.87%          240,385            1.14%             0.13%        81.46%
  Year ended 12/31/97                      17.48           19.12%          151,050            1.15%             0.33%        97.21%
  Period from 4/1/96 to 12/31/96           15.20           19.99%           48,638            1.14%             0.37%        52.02%
  Period from 5/15/95* to 3/31/96          13.75           41.51%           16,141            1.15%             0.39%       142.36%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                      18.95           45.66%          164,948            1.06%            (0.02)%      121.39%
  Year ended 12/31/97                      13.56           26.20%           85,877            1.10%            (0.07)%      125.44%
  Period from 4/1/96 to 12/31/96           11.16            7.51%           38,252            1.07%            (0.02)%       59.92%
  Period from 10/16/95* to 3/31/96         10.38            3.80%            8,649            1.03%            (0.17)%       50.85%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                      15.91           16.54%           37,169            1.05%             1.07%        67.04%
  Year ended 12/31/97                      13.75           32.35%           11,896            1.05%             1.00%        51.48%
  Period from 9/16/96* to 12/31/96         10.62            6.47%            1,954            1.05%             1.10%         1.36%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                      14.82            1.18%           34,953            1.10%            (0.42)%       51.90%
  Year ended 12/31/97                      14.73           27.64%           13,493            1.10%            (0.54)%       60.78%
  Period from 9/16/96* to 12/31/96         11.54           15.40%            1,944            1.10%            (0.26)%       28.01%
====================================================================================================================================


                                                     Ratio information assuming
                                                      no expense reimbursement
                                                      or fees paid indirectly
                                                  ------------------------------
                                                   expenses to        income to
                                                   average net       average net
Period or Year Ended                                assets (b)        assets (b)
================================================================================
JNL Aggressive Growth Series
  Year ended 12/31/98                                  1.10%            (0.35)%
  Year ended 12/31/97                                  1.17%             0.32%
  Period from 4/1/96 to 12/31/96                       1.40%             0.46%
  Period from 5/15/95* to 3/31/96                      2.77%            (1.41)%
--------------------------------------------------------------------------------
JNL Capital Growth Series
  Year ended 12/31/98                                  1.09%            (0.68)%
  Year ended 12/31/97                                  1.11%            (0.31)%
  Period from 4/1/96 to 12/31/96                       1.27%             0.73%
  Period from 5/15/95* to 3/31/96                      2.08%            (1.48)%
--------------------------------------------------------------------------------
JNL Global Equities Series
  Year ended 12/31/98                                  1.30%            (0.03)%
  Year ended 12/31/97                                  1.37%             0.11%
  Period from 4/1/96 to 12/31/96                       1.63%            (0.12)%
  Period from 5/15/95* to 3/31/96                      2.25%            (0.71)%
--------------------------------------------------------------------------------
JNL/Alger Growth Series
  Year ended 12/31/98                                  1.06%            (0.02)%
  Year ended 12/31/97                                  1.10%            (0.07)%
  Period from 4/1/96 to 12/31/96                       1.19%            (0.14)%
  Period from 10/16/95* to 3/31/96                     1.89%            (1.03)%
--------------------------------------------------------------------------------
JNL/Eagle Core Equity Series
  Year ended 12/31/98                                  1.17%             0.95%
  Year ended 12/31/97                                  1.54%             0.51%
  Period from 9/16/96* to 12/31/96                     4.57%            (2.42)%
--------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series
  Year ended 12/31/98                                  1.17%            (0.49)%
  Year ended 12/31/97                                  1.51%            (0.95)%
  Period from 9/16/96* to 12/31/96                     4.77%            (3.93)%
================================================================================

                     See notes to the financial statements.

                                JNL SERIES TRUST
                              FINANCIAL HIGHLIGHTS (continued)


                                                             Income from operations                     Distributions
                                                          -----------------------------  -------------------------------------------
                                                                        Net realized &
                                                                       unrealized gains
                                             Net Asset        Net       on investments                    From net
                                               value,     investment      & foreign       From net     realized gains
                                             beginning      income         currency      investment    on investment    Return of
             Period or Year ended            of period      (loss)      related items      income       transactions     Capital
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                         $16.99        $(0.01)           $5.94        $(0.01)          $(0.$3)           -
  Year ended 12/31/97                          14.21          0.04             3.07         (0.02)           (0.31)           -
  Period from 4/1/96 to 12/31/96               12.50          0.04             2.12         (0.05)           (0.40)           -
  Period from 5/15/95* to 3/31/96              10.00          0.01             3.66          -               (1.17)           -
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                          16.82          0.16             1.94         (0.16)           (0.52)           -
  Year ended 12/31/97                          14.50          0.13             3.03         (0.13)           (0.71)           -
  Period from 4/1/96 to 12/31/96               12.77          0.10             1.97         (0.15)           (0.19)           -
  Period from 5/15/95* to 3/31/96              10.00          0.23             2.86         (0.17)           (0.15)           -
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Small Cap Value Series
  Period from 3/2/98* to 12/31/98              10.00         (0.01)           (1.28)         -                -              (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value Series
  Period from 3/2/98* to 12/31/98              10.00          0.03            (0.79)        (0.03)            -               -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                          13.06          0.47             0.84         (0.47)           (0.42)           -
  Year ended 12/31/97                          11.92          0.36             1.83         (0.36)           (0.69)           -
  Period from 4/1/96 to 12/31/96               11.17          0.10             0.98         (0.15)           (0.18)           -
  Period from 5/15/95* to 3/31/96              10.00          0.25             1.40         (0.19)           (0.29)           -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                          11.48          0.91            (0.47)        (0.91)           (0.12)           -
  Year ended 12/31/97                          10.67          0.59             1.02         (0.59)           (0.21)           -
  Period from 4/1/96 to 12/31/96               10.23          0.51             0.64         (0.69)           (0.02)           -
  Period from 5/15/95* to 3/31/96              10.00          0.73             0.04         (0.54)            -               -
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                           1.00          0.05             -            (0.05)            -               -
  Year ended 12/31/97                           1.00          0.05             -            (0.05)            -               -
  Period from 4/1/96 to 12/31/96                1.00          0.04             -            (0.04)            -               -
  Period from 5/15/95* to 3/31/96               1.00          0.04             -            (0.04)            -               -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                          11.12          0.72            (0.45)        (0.72)            -               -
  Year ended 12/31/97                          10.63          0.54             0.59         (0.58)           (0.05)          (0.01)
  Period from 4/1/96 to 12/31/96               10.46          0.42             0.70         (0.69)           (0.26)           -
  Period from 5/15/95* to 3/31/96              10.00          0.81             0.24         (0.56)           (0.03)           -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                        Ratio and Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                         Ratio of net     Ratio of net
                                                                                           operating       investment
                                            Net asset                    Net assets,      expenses to      income to
                                           value, end    Total Return   end of period     average net      average net     Portfolio
             Period or Year ended           of period        (a)        (in thousands)   assets (b) (c)    assets (b) (c)   turnover
====================================================================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                       $22.88         34.93%        $182,097            1.01%         (0.07)%           70.55%
  Year ended 12/31/97                        16.99         21.88%          83,612            1.05%          0.31%           194.81%
  Period from 4/1/96 to 12/31/96             14.21         17.28%          22,804            1.04%          0.94%           184.33%
  Period from 5/15/95* to 3/31/96            12.50         37.69%           2,518            0.95%          0.28%           255.03%
------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                        18.24         12.48%         195,936            1.01%          1.06%            77.80%
  Year ended 12/31/97                        16.82         21.82%         108,565            1.03%          1.43%           112.54%
  Period from 4/1/96 to 12/31/96             14.50         16.25%          17,761            0.85%          2.29%            13.71%
  Period from 5/15/95* to 3/31/96            12.77         31.14%           3,365            0.87%          2.33%            30.12%
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Small Cap Value Series
  Period from 3/2/98* to 12/31/98             8.70        (12.92)%          4,804            1.20%         (0.04)%           40.15%
------------------------------------------------------------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value Series
  Period from 3/2/98* to 12/31/98             9.21         (7.64)%          4,731            1.13%          0.34%            70.72%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                        13.48         10.06%          95,974            0.85%          3.87%            33.74%
  Year ended 12/31/97                        13.06         18.43%          59,694            0.93%          3.72%           160.88%
  Period from 4/1/96 to 12/31/96             11.92          9.72%          24,419            1.04%          2.39%           158.15%
  Period from 5/15/95* to 3/31/96            11.17         16.60%           4,761            1.01%          2.99%           115.84%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                        10.89          3.84%         101,485            0.83%          8.62%           129.85%
  Year ended 12/31/97                        11.48         15.05%          62,712            0.90%          8.15%           189.25%
  Period from 4/1/96 to 12/31/96             10.67         11.24%          13,396            0.88%          8.64%           113.08%
  Period from 5/15/95* to 3/31/96            10.23          7.82%           6,156            0.88%          8.34%           186.21%
------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                         1.00          4.99%          56,349            0.74%          4.87%             -
  Year ended 12/31/97                         1.00          5.01%          41,808            0.75%          4.92%             -
  Period from 4/1/96 to 12/31/96              1.00          3.61%          23,752            0.75%          4.75%             -
  Period from 5/15/95* to 3/31/96             1.00          4.59%           6,816            0.75%          5.06%             -
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                        10.67          2.46%          48,167            1.00%          7.05%           261.87%
  Year ended 12/31/97                        11.12         10.66%          36,725            1.00%          6.83%           134.55%
  Period from 4/1/96 to 12/31/96             10.63         10.68%          12,483            0.99%          7.52%           109.85%
  Period from 5/15/95* to 3/31/96            10.46         10.74%           6,380            1.00%          9.01%           152.89%
====================================================================================================================================

                                                     Ratio information assuming
                                                     no expense reimbursement
                                                     or fees paid indirectly
                                                --------------------------------
                                                                   Ratio of net
                                                   Ratio of          investment
                                                 expenses to        income to
                                                  average net       average net
             Period or Year ended                 assets (b)         assets (b)
================================================================================
JNL/Putnam Growth Series
  Year ended 12/31/98                               1.01%            (0.07)%
  Year ended 12/31/97                               1.05%             0.31%
  Period from 4/1/96 to 12/31/96                    1.27%             0.71%
  Period from 5/15/95* to 3/31/96                   5.38%            (4.15)%
--------------------------------------------------------------------------------
JNL/Putnam Value Equity Series
  Year ended 12/31/98                               1.01%             1.06%
  Year ended 12/31/97                               1.09%             1.37%
  Period from 4/1/96 to 12/31/96                    1.53%             1.61%
  Period from 5/15/95* to 3/31/96                   2.28%             0.91%
--------------------------------------------------------------------------------
Lazard/JNL Small Cap Value Series
  Period from 3/2/98* to 12/31/98                   1.89%            (0.73)%
--------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value Series
  Period from 3/2/98* to 12/31/98                   1.85%            (0.38)%
--------------------------------------------------------------------------------
PPM America/JNL Balanced Series
  Year ended 12/31/98                               0.85%             3.87%
  Year ended 12/31/97                               0.94%             3.71%
  Period from 4/1/96 to 12/31/96                    1.22%             2.21%
  Period from 5/15/95* to 3/31/96                   3.71%             0.29%
--------------------------------------------------------------------------------
PPM America/JNL High Yield Bond Series
  Year ended 12/31/98                               0.83%             8.62%
  Year ended 12/31/97                               0.90%             8.15%
  Period from 4/1/96 to 12/31/96                    1.21%             8.31%
  Period from 5/15/95* to 3/31/96                   1.50%             7.72%
--------------------------------------------------------------------------------
PPM America/JNL Money Market Series
  Year ended 12/31/98                               0.75%             4.86%
  Year ended 12/31/97                               0.76%             4.91%
  Period from 4/1/96 to 12/31/96                    0.85%             4.65%
  Period from 5/15/95* to 3/31/96                   1.30%             4.51%
--------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series
  Year ended 12/31/98                               1.01%             7.04%
  Year ended 12/31/97                               1.07%             6.76%
  Period from 4/1/96 to 12/31/96                    1.44%             7.07%
  Period from 5/15/95* to 3/31/96                   2.14%             7.87%
================================================================================

                     See notes to the financial statement.

                                JNL SERIES TRUST
                        FINANCIAL HIGHLIGHTS (continued)

                                                               Income from Operations                     Distributions
                                                             -----------------------------   ---------------------------------------
                                                                           Net realized &
                                                                          unrealized gains
                                                 Net Asset      Net        on investments                    From net
                                                  value,     investment      & foreign        From net    realized gains
                                                 beginning     income         currency       investment    on investment   Return of
Period or Year ended                             of period     (loss)      related items       income      transactions      Capital
====================================================================================================================================
Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                             10.69        0.41            0.60           (0.41)          (0.14)            -
  Year ended 12/31/97                             10.20        0.44            0.49           (0.42)          (0.02)            -
  Period from 4/1/96 to 12/31/96                  10.09        0.24            0.24           (0.34)          (0.03)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.45            0.02           (0.34)          (0.04)            -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                             15.62        0.05            4.29           (0.06)          (0.84)            -
  Year ended 12/31/97                             12.56        0.06            3.64           (0.03)          (0.61)            -
  Period from 4/1/96 to 12/31/96                  11.36        0.03            1.81           (0.04)          (0.09)          (0.51)
  Period from 5/15/95* to 3/31/96                 10.00        0.07            2.68           (0.06)          (1.33)            -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                             12.09        0.16            1.58           (0.19)          (0.02)            -
  Year ended 12/31/97                             12.08        0.09            0.23           (0.08)          (0.23)            -
  Period from 4/1/96 to 12/31/96                  11.25        0.06            0.90           (0.12)          (0.01)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.04            1.21            -               -                -
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                             17.37       (0.07)           3.80            -              (0.67)            -
  Year ended 12/31/97                             14.89       (0.03)           2.74            -              (0.23)            -
  Period from 4/1/96 to 12/31/96                  13.43       (0.05)           1.92           (0.05)          (0.36)            -
  Period from 5/15/95* to 3/31/96                 10.00        0.06            3.90            -              (0.53)            -
====================================================================================================================================

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                                                                                         Ratios and Supplemental Data
                                                                          ----------------------------------------------------------
                                              Net asset                     Net assets,    expenses to       income to
                                             value, end    Total Return    end of period   average net      average net    Portfolio
Period or Year ended                          of period        (a)         (in thousands) assets (b)(c)    assets (b)(c)    turnover
====================================================================================================================================

Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                         11.15          9.40%             63,785          0.85%            5.33%       429.70%
  Year ended 12/31/97                         10.69          9.16%             25,389          0.85%            5.99%       378.59%
  Period from 4/1/96 to 12/31/96              10.20          4.82%              9,832          0.84%            5.72%       218.50%
  Period from 5/15/95* to 3/31/96             10.09          4.65%              3,007          0.84%            5.41%       253.37%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                         19.06         27.78%            216,599          0.95%            0.38%        54.93%
  Year ended 12/31/97                         15.62         29.47%            124,022          0.98%            0.43%        47.06%
  Period from 4/1/96 to 12/31/96              12.56         16.12%             32,291          1.00%            0.59%        36.41%
  Period from 5/15/95* to 3/31/96             11.36         28.23%              8,772          1.00%            0.75%       101.13%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                         13.62         14.43%             70,927          1.23%            0.88%        16.39%
  Year ended 12/31/97                         12.09          2.65%             78,685          1.24%            0.74%        18.81%
  Period from 4/1/96 to 12/31/96              12.08          8.54%             48,204          1.25%            1.09%         5.93%
  Period from 5/15/95* to 3/31/96             11.25         12.50%             24,211          1.25%            0.78%        16.45%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                         20.43         21.49%            189,636          1.04%           (0.37)%       50.92%
  Year ended 12/31/97                         17.37         18.21%            127,052          1.06%           (0.26)%       41.43%
  Period from 4/1/96 to 12/31/96              14.89         13.91%             47,104          1.10%           (0.18)%       25.05%
  Period from 5/15/95* to 3/31/96             13.43         40.06%             10,545          1.10%            0.82%        66.04%
====================================================================================================================================

                                                   Ratio information assuming
                                                    no expense reimbursement
                                                    or fees paid indirectly
                                                  ------------------------------
                                                                   Ratio of net
                                                   Ratio of         investment
                                                  expenses to       income to
                                                  average net      average net
Period or Year ended                              assets (b)        assets (b)
================================================================================
Salomon Brothers/JNL U.S. Government &
Quality Bond Series
  Year ended 12/31/98                              0.86%            5.32%
  Year ended 12/31/97                              0.96%            5.88%
  Period from 4/1/96 to 12/31/96                   1.37%            5.19%
  Period from 5/15/95* to 3/31/96                  2.53%            3.72%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series
  Year ended 12/31/98                              0.95%            0.38%
  Year ended 12/31/97                              0.98%            0.43%
  Period from 4/1/96 to 12/31/96                   1.11%            0.48%
  Period from 5/15/95* to 3/31/96                  2.09%           (0.34)%
--------------------------------------------------------------------------------
T. Rowe Price/JNL International Equity
Investment Series
  Year ended 12/31/98                              1.28%            0.83%
  Year ended 12/31/97                              1.32%            0.66%
  Period from 4/1/96 to 12/31/96                   1.29%            1.05%
  Period from 5/15/95* to 3/31/96                  2.14%           (0.11)%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Series
  Year ended 12/31/98                              1.04%           (0.37)%
  Year ended 12/31/97                              1.06%           (0.26)%
  Period from 4/1/96 to 12/31/96                   1.14%           (0.22)%
  Period from 5/15/95* to 3/31/96                  2.10%           (0.18)%
===============================================================================

                     See notes to the financial statements.

                                   PROSPECTUS

                                   May 1, 1999

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's Statement of Information (SAI) dated May 1, 1999, which contains further information about the Trust and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
              (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's Annual and Semi-Annual Reports to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You can also obtain information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov) and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and copying charges by calling (800) SEC-0330.

                                        The Trust's SEC file number is: 811-8894

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

                                JNL SERIES TRUST



================================================================================
         This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust
Prospectus dated May 1, 1999. Not all Series described in this SAI may be available for investment. The Prospectus may be obtained by calling (800)
766-4683, or writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002.
================================================================================




                                TABLE OF CONTENTS

         General Information and History                                       2
         Common Types of Investments and Management Practices                  2
         Additional Risk Considerations                                       14
         Investment Restrictions Applicable to all Series                     18
         Trustees and Officers of the Trust                                   25
         Performance                                                          28
         Investment Adviser and Other Services                                33
         Purchases, Redemptions and Pricing of Shares                         46
         Additional Information                                               48
         Tax Status                                                           49
         Financial Statements                                                 51
         Appendix A - Ratings of Investments                                 A-1

                         GENERAL INFORMATION AND HISTORY
                         -------------------------------

         The JNL Series Trust (Trust) is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust dated June 1, 1994. The Trust offers shares in separate Series, each with its own investment objective.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES
              ----------------------------------------------------

         This section describes some of the types of securities a Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described in the Prospectus and in this SAI.

Asset-Backed Securities. A Series may invest in asset-backed securities, which include mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Series. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Series may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Series' ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Bank Obligations. A Series may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Borrowing and Lending. A Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Series may mortgage or pledge securities in amounts up to 15% of its net assets.

Cash Position. A Series may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. For temporary, defensive purposes, a Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Mortgage Obligations (CMOs). A Series may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which the Series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial Paper. A Series may invest in commercial paper.  Commercial paper are
short-term  promissory  notes  issued  by  corporations   primarily  to  finance
short-term credit needs. Certain notes may have floating or variable rates.

Common and Preferred Stocks. A Series may invest in common and/or preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Convertible Securities and Warrants. A Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane or an earthquake. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Series investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Series will recover its principal plus interest. Catastrophe bonds may also expose the Series to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional intepretation, and adverse tax consequences.

Diversification. Certain of the Series are diversified companies, as such term is defined under the Investment Company Act of 1940, as amended (1940 Act). A Series that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by:

         o        cash and cash items (including receivables),
         o        Government securities,
         o        securities of other investment companies, and
         o other securities limited in respect to any one issuer to not more than 5% of the value of the Series' total assets and to not more than 10% of the outstanding voting securities of such issuer.

         These percentage limitations are measured at the time that a Series acquires a security, and a Series will not lose its diversification status if the Series' holdings exceed these percentages because of post-acquisition changes in security prices.

Equity Swaps. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Series the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Series will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Series on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Series on the notional amount.

         The Series will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Series receiving or paying, as the case my be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that is contractually obligated to make. If the other party to an equity swap defaults, the Series' risk of loss consists of the net amount of payments that such Series is contractually entitled to receive, if any. The net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Series' custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Series will not treat them as being subject to the Series' borrowing restrictions.

Fixed-Income Securities. A Series may invest in fixed-income securities of companies which meet the investment criteria for the Series. The price of fixed-income securities fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Foreign Currency Transactions. A Series will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash), basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Series will generally not enter into a forward contract with a term of greater than one year.

         There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various countries where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Foreign Securities. A Series may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a Series' diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Futures and Options. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Series may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

         Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Series' income.

         The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accordance with regulations adopted by the Commodity Futures Trading Commission (CFTC), a Series will employ such techniques only for
(1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

         Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

High-Yield Bonds. A Series may invest its assets in fixed-income securities offering high current income that are in the lower-rated categories of recognized rating agencies or, if not rated, considered to be of comparable quality. These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rated categories. High-yield bonds are commonly referred to as "junk bonds."

         High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Hybrid Instruments. A Series may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Illiquid Securities. A Series may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees;
over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

Inflation-Indexed Bonds. A Series may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

         If  the  periodic   adjustment  rate  measuring  inflation  falls,  the
principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Series may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contract, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment Companies. A Series may invest in investment companies to the extent permitted under the 1940 Act. As a shareholder in an investment company, the Series would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

         A Series may invest cash balances into investment companies managed by a common investment adviser or its affiliates. A Series' investments in any such fund will not be subject to any additional fees, including management and administrative fees.

Mortgage-Backed Securities. A Series may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Series are passed through to the Series. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Series. This principal is returned to the Series at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage Dollar Rolls. A Series may enter into mortgage dollar rolls in which a Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Series foregoes principal and interest paid on the mortgage-backed securities. A Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. A Series may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Series enters into a mortgage "dollar roll", it will establish an account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Series' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

Participations and Assignments. A Series may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (Lenders). A Series may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (Assignments). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. A Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Series will acquire Participations only if the Lender interpositioned between a Series and the borrower is determined by the sub-adviser to be creditworthy. When a Series purchases Assignments from Lenders, a Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         A Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, a Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. A Series currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investment in illiquid securities. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

Passive Foreign Investment Companies. A Series may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of is assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such investment companies.

Portfolio Turnover. To a limited extent, a Series may engage in short-term transactions if such transactions further its investment objective. A Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

Real Estate Investment Trusts (REITs). The REITs in which a Series may invest include equity REITs, which own real estate properties, and mortgage REITs, which make construction, development and long-term mortgage loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified.

Repurchase Agreements and Reverse Repurchase Agreements. A Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

         The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Series, together with other registered investment companies having management agreements with a common investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

         When a Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

Short Sales. A Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner.

Short-Term Corporate Debt Securities. A Series may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Standard & Poor's Depository Receipts (SPDRs). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Series as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

Stripped Mortgage-Backed Securities. A Series may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities, which may be issued by agencies or instrumentalities of the U.S. Government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or interest-only securities), while the other class will receive all of the principal (POs, or principal-only securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (Code), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Series.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Supranational  Agency  Securities.  A Series may invest in securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

U.S. Government Securities. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities. These include securities issued by the Federal National Mortgage Association
(Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as these issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. Government Obligations. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

Warrants. A Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities and Forward Commitment Contracts. A Series may purchase securities on a when-issued or delayed delivery basis (When-Issueds) and may purchase securities on a forward commitment basis (Forwards). Any or all of the Series' investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Series to the issuer and no interest accrues to the Series. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Series makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Series will maintain cash and/or liquid assets with its custodian bank at least equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Series (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero Coupon and Pay-in-Kind Bonds. Unless otherwise stated herein, a Series may invest up to 10% of its assets in zero coupon bonds or strips. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. A Series may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

         Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                         ADDITIONAL RISK CONSIDERATIONS
                         ------------------------------

Emerging Markets. The considerations noted below under "Foreign Securities" may be intensified in the case of investment in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Series' investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Foreign  Securities.  Investments  in  foreign  securities,  including  those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Series. Securities of some foreign issuers in many cases are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Series may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Series will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Series which invest primarily in foreign securities are particularly susceptible to such risks. American Depositary Receipts do not involve the same direct currency and liquidity risks as foreign securities.

         The share price of a Series that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Series' foreign investments may cause changes in a Series' share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Series invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Series, depending on the extent of the Series' foreign investments.

         A Series may employ certain strategies in order to manage exchange rate risks. For example, a Series may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Series may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Series' assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Series could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Series may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Series may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Series anticipates purchasing securities denominated in or exposed to a particular currency, the Series may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

         These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.

Futures, Options and Other Derivative Instruments. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Series to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, that Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include:
(i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

High-Yield/High-Risk Bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

         The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

         A Series may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The sub-adviser will analyze the credit- worthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. (See Appendix A for a description of bond rating categories).

High-Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Series investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities.") The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Securities Lending. Lending securities enables a Series to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Series' portfolio securities must maintain acceptable collateral with that Series' custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines. A Series may reinvest an cash collateral in money market investments or other short-term liquid investments. A Series will retain authority to terminate any of its loans at any time. A Series may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Series will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Series will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Series' interest.

                INVESTMENT RESTRICTIONS APPLICABLE TO ALL SERIES
                ------------------------------------------------

Fundamental Policies. Each Series is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Series if a matter affects just that Series), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Series) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

         (1)  Each  Series,  except  the  JNL  Capital  Growth  Series,  JNL/S&P
Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series II, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series, JNL/S&P Aggressive Growth Series, Lazard/JNL Small Cap Value Series and Lazard/JNL Mid Cap Value Series, shall be a "diversified company," as such term is defined under the 1940 Act.

         (2) No Series may invest more than 25% of the value of their respective assets in any particular industry (other than U.S. Government securities), except the PPM America/JNL Money Market Series.

         (3) No Series may invest directly in real estate or interests in real estate; however, the Series may own debt or equity securities issued by companies engaged in those businesses.

         (4) No Series may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Series from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         (5) No Series may lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) No Series may act as an underwriter of securities issued by others, except to the extent that a Series may be deemed an underwriter in connection with the disposition of portfolio securities of such Series.

         (7) No Series may invest more than 15% of a Series' net assets (10% in the case of the PPM America/JNL Money Market Series and the JNL/Alger Growth
Series) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or Commercial Paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accordance with guidelines established by the Board of Trustees.

         (8) The Series will not issue senior securities except that they may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Series' total assets by reason of a decline in net assets, the Series will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts.

Operating Policies. The Trustees have adopted additional investment restrictions for the Series. These restrictions are operating policies of the Series and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

  For each Series, to the extent applicable:

         (a) The Series intend to comply with the CFTC regulations limiting a Series' investments in futures and options for non-hedging purposes.

  For the JNL/Alger Growth Series:

         (a) At least 85% of the Series' net assets, under normal market conditions, will be invested in equity securities and at least 65% of its total assets will be invested in the equity securities of companies that, at the time their securities are purchased by the Series, have a market capitalization of $1 billion or more.

         (b) The Series may hold up to 15% of its net assets in money market instruments and repurchase agreements.

  For the JNL/Alliance Growth Series:

         (a) The Series may invest up to 25% of its total assets in foreign securities.

  For the JNL/Eagle Core Equity Series:

         (a) At least 65% of the Series' total assets, under normal market conditions, will be invested in U.S. common stocks.

         (b)      The   Series   may   invest  up  to  35%  of  its   assets  in
                  non-investment grade securities.

         (c) The Series may invest up to 25% of its total assets in foreign securities.

  For the JNL/Eagle SmallCap Equity Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in the equity securities of companies that, at the time their securities are purchased by the Series, have a market capitalization under $1 billion.

         (b) The Series may invest up to 5% of its assets in non-investment grade securities.

  For the JNL/J.P. Morgan Enhanced S&P 500 Index Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in stocks.

  For the JNL/J.P. Morgan International & Emerging Markets Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers.

         (b) The Series may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company.

For each of the JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series and JNL/Janus Global Equities Series:

         (a) The Series may not invest more than 35% of its net assets in high-yield/high-risk bonds.

         (b) The Series may not invest more than 25% of its assets in mortgage- and asset-backed securities.

         (c) The Series may not invest more than 10% of its assets in zero coupon bonds.

  For the JNL/PIMCO Total Return Bond Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in fixed-income securities.

         (b)      The   Series   may   invest  up  to  10%  of  its   assets  in
                  non-investment grade fixed-income securities rated at least B by Moody's or S&P.

         (c) The Series may invest up to 20% of its assets in securities denominated in foreign currencies.

         (d) The Series may invest up to 10% of its assets in securities of issuers based in emerging markets.

         (e)      The Series  may not  invest  more than 5% of its net assets in
                  any   combination  of  inverse   floater,   interest-only   or
                  principal-only securities.

         (f) The Series may not enter into a swap agreement with a party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series' assets.

  For the JNL/Putnam Growth Series:

         (a) The Series may invest up to 20% of its net assets in foreign securities.

  For the JNL/Putnam Value Equity Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities.

         (b) The Series may invest up to 25% of its total assets in the common stocks of foreign issuers.

  For the JNL/SSGA International Index Series:

         (a) The Series may hold up to 25% of its value in MSCI E.A.FE. futures contracts.

  For the JNL/SSGA Russell 2000 Index Series:

         (a) The eries may hold up to 5% of its value in Russell 2000 Index futures contracts.

  For the JNL/SSGA S&P 500 Index Series:

         (a) The Series may hold up to 25% of its value in S&P 500 Index futures contracts.

  For the Goldman Sachs/JNL Growth & Income Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities that the sub-adviser considers to have favorable prospects for capital appreciation or dividend-paying ability.

         (b) The Series may invest up to 35% of its total assets in fixed-income securities that, in the opinion of the sub-adviser, offer the potential to further the Series' investment objectives.

         (c) The Series may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries and securities quoted in foreign currencies.

         (d) The Series may invest up to 10% of its total assets in non-investment grade securities.

  For the Lazard/JNL Mid Cap Value Series:

         (a) At least 80% of its total assets will generally be invested in the equity securities of undervalued medium size companies.

         (b) The Series may invest up to 15% of its total assets in foreign securities.

  For the Lazard/JNL Small Cap Value Series:

         (a) At least 80% of its total assets will generally be invested in the equity securities of small U.S. companies in the range of the Russell 2000 Index.

         (b) The Series does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

  For the PPM America/JNL Balanced Series:

         (a) At least 25% of its assets will be invested, under normal market conditions, in fixed-income senior securities.

         (b) The Series may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody's Investors Services, Inc. (Moody's) or CC by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P).

  For the PPM America/JNL High Yield Bond Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in bonds rated Ba or below by Moody's or BB or below by S&P, or if unrated, of comparable quality.

         (b) The Series may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P.

         (c) The series may invest up to 25% of its assets in foreign securities.

  For the PPM America/JNL Money Market Series:

         (a) The Series may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. Government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accordance with Rule 2a-7 under the 1940 Act.

         (b) The Series may invest more than 25% of its total assets in the domestic banking industry. This 25% limitation does not apply to U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

  For the Salomon Brothers/JNL Balanced Series:

         (a) The Series currently expects that at least 40% of its total assets will be invested, under normal market conditions, in equity securities.

         (b) The Series may invest up to 20% of its net assets in nonconvertible fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, are determined to be of comparable quality.

         (c) The Series may invest up to 20% of its total assets in foreignsecurities.

         (d) The Series may not invest more than 10% of its assets in repurchase agreements maturing in more than 7 days.

  For the Salomon Brothers/JNL Global Bond Series:

         (a) The Series does not currently intend to invest more than 75% of its assets in medium- or lower-rated securities.

         (b) The Series may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Series' objectives.

         (c) To maintain liquidity, the Series may invest up to 20% of its assets in high-quality, short-term money market instruments.

         (d) The Series may not make loans of its portfolio securities with a value in excess of 25% of its total assets.

  For the Salomon Brothers/JNL High Yield Bond Series:

         (a)      At least 80% of its total assets will be invested, under norma
                  market  conditions,   in  non-investment   grade  fixed-income
                  securities.

         (b) The Series may invest up to 10% of its total assets in the securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country.

         (c)      The Series may invest up to 10% of its total  assets in either
                  (i) equipment lease certificates, equipment trust certificates and conditional sales contracts or (ii) limited partnership interests.

         (d)      The Series may invest up to 10% of its total  assets in common
                  stock,  convertible  securities,   warrants  or  other  equity
                  securities when consistent with its objective.

         (e) To maintain liquidity, the Series may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities.

  For the Salomon Brothers/JNL U.S. Government & Quality Bond Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. Government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by (i)the credit alone of the U.S. Government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. Government.

         (b) The Series may invest up to 35% of its assets in U.S. dollar-denominated securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or if unrated, determined to be of comparable quality.

         (c) The Series may not invest more than 10% of its total assets in obligations of foreign issuers.

         (d) The Series may not make loans of its portfolio securities with a value in excess of 25% of its total assets.

  For the T. Rowe Price/JNL Established Growth Series:

         (a) The Series may invest up to 30% of its total assets (excluding reserves) in foreign securities.

  For the T. Rowe Price/JNL Mid-Cap Growth Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in mid-cap (as defined in the Prospectus) common stocks with above-average growth potential.

         (b) The Series may invest up to 25% of its total assets (excluding reserves) in foreign securities.

Insurance Law Restrictions. In connection with the Trust's agreement to sell shares to the separate accounts, Jackson National Financial Services, LLC (JNFS) and the insurance companies may enter into agreements, required by certain state insurance departments, under which JNFS may agree to use its best efforts to assure and to permit insurance companies to monitor that each Series of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Series failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.


                       TRUSTEES AND OFFICERS OF THE TRUST
                       ----------------------------------

         The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The trustees set broad policies for each Series and choose the Trust's officers. The following is a list of the trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years.


For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Trustees is also a Trustee or Manager of each of the other funds in the Fund Complex and each of the Trust's officers is also an officer of one or more of the funds in the Fund Complex.

ANDREW B. HOPPING* (Age 40), 5901 Executive Drive, Lansing, Michigan 48911 Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
President and Chief Executive Officer of the Trust and each of the other funds in the Fund Complex
JNL Series  Trust,  Vice  President (8/96 to 8/97)
JNL Series Trust, Treasurer (8/96 to 8/97)
JNL Series Trust, Chief Financial Officer (8/96 to 8/97)
Jackson National Financial Services, LLC, President (3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
  (3/98 to present)
Jackson National Life Insurance Company, Executive Vice President
  (7/98 to present)
Jackson National Life Insurance Company, Chief Financial Officer
  (12/97 to present)
Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) National Planning Corporation, Vice President (5/98 to 7/98)
National Planning Corporation, Director (6/97 to present)
Jackson National Financial Services, Inc., Chief Executive Officer
  (7/97 to 5/98)
Jackson National Financial Services, Inc., President (7/97 to 5/98)
Countrywide Credit, Executive Vice President (3/92 to 6/94)

JOSEPH FRAUENHEIM (Age 64), 1405 Cambridge, Lansing, MI  48911
Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Consultant (1991 to present)

ROBERT A. FRITTS* (Age 50) 5901 Executive Drive, Lansing, Michigan 48911
Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Vice President, Treasurer and Chief Financial Officer of the Trust and each of the other funds in the Fund Complex
JNL Series Trust, Assistant Treasurer (2/96 to 8/97)
JNL Series Trust, Assistant Secretary (12/94 to 2/96)
JNL, Vice President and Controller

THOMAS J. MEYER (Age 51) 5901 Executive Drive, Lansing, Michigan 48911
Vice President, Secretary and Counsel of the Trust and each of the other funds in the Fund Complex
Jackson National Life Insurance Company, Senior Vice President (7/98 to present) Jackson National Life Insurance Company, Secretary (9/94 to present)
Jackson National Life Insurance Company, General Counsel (3/85 to present) Jackson National Life Insurance Company, Vice President (3/85 to 7/98)

RICHARD MCLELLAN (Age 56), 1191 Carriageway North, East Lansing, MI 48823 Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Dykema Gossett PLLC, Attorney

PETER MCPHERSON (Age 57), 1 Abbott Road, East Lansing, MI  48824
Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Michigan State University, President (10/93 to present)

MARK D. NERUD (Age 32) 225 West Wacker Drive, Suite 1200, Chicago, IL 60606 Vice President and Assistant Treasurer of the Trust and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Chief Financial Officer
(3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
  (3/98 to present)
National Planning Corporation, Vice President (5/98 to present)
Jackson National Financial Services, Inc., Director (1/98 to 5/98)
Jackson National Financial Services, Inc., Chief Operating Officer
  (6/97 to 5/98)
Jackson National Financial Services, Inc., Treasurer (6/97 to 5/98)
Jackson National Life Insurance Company, Assistant Vice President - Mutual Fund
  Operations (4/97 to present)
Jackson National Life Insurance Company, Assistant Controller (10/96 to 4/97) Jackson National Life Insurance Company, Senior Manager - Mutual Fund Operations
  (4/96 to 10/96)
Voyageur Asset Management Company, Manager - Mutual Fund Accounting
  (5/93 to 4/96)

AMY D. EISENBEIS (Age 34) 5901 Executive Drive, Lansing, Michigan 48911
Vice President and Assistant Secretary of the Trust and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Vice President (3/98 to present) Jackson National Financial Services, LLC, Secretary (3/98 to present)
National Planning Corporation, Vice President (1/98 to 7/98) National Planning
  Corporation, Secretary (1/98 to 7/98)
National Planning Corporation, Chief Legal Officer (1/98 to 7/98)
Jackson National Life Insurance Company, Assistant Vice President \
  (4/99 to present)
Jackson National Life Insurance Company, Associate General Counsel
  (7/95 to present)
Waddell & Reed, Inc., Staff Attorney (1/94 to 7/95)

-----------
*Trustees who are interested persons as defined in the Investment Company Act of 1940.

         As of April 26, 1999, the officers and trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Trust. To the extent required by applicable law, Jackson National Life Insurance Company will solicit voting instructions from owners of variable insurance or variable annuity contracts. All shares of each Series of the Trust will be voted by Jackson National Life Insurance Company in accordance with voting instructions received from such variable contract owners. Jackson National Life Insurance Company will vote all of the shares which it is entitled to vote in the same proportion as the voting instructions given by variable contract owners, on the issues presented, including shares which are attributable to Jackson National Life Insurance Company's interest in the Trust.

         The trustees who are "interested persons" and officers as designated above receive no compensation from the Trust. Disinterested Trustees will be paid $4,000 for each meeting of the Board of Trustees/Managers that they attend. The fees to the disinterested Trustees are divided among the funds in the Fund Complex based on their relative size.

For the year ended December 31, 1998, the disinterested Trustees received the following fees from the Trust for service as Trustee:

                                                       Pension or Retirement
                          Aggregate Compensation     Benefits Accrued As Part of
Trustee                          from Trust               Trust Expenses
-------                          ----------               --------------

Joseph Frauenheim                 $20,000                        $0
Richard McLellan                  $20,000                         0
Peter McPherson                   $20,000                         0

                                   PERFORMANCE
                                   -----------

         A Series' historical performance may be shown in the form of total return and yield. These performance measures are described below. Performance advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Trust. Such charges, described in the prospectus for the Contract, will have the effect of reducing a Series' performance.

         Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Series. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period (seven-day period for the PPM America/JNL Money Market Series) expressed as a percentage of the net asset value.

         A Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for a Series for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

         The standardized average annual total return for each Series (except the PPM America/JNL Money Market Series) for the periods indicated was as follows:


                                                                            One-Year Period       Commencement of
                                                                           Ended December 31,      Operations to
                                                                                  1998           December 31, 1998
                                                                                  ----           -----------------

JNL/Alger Growth Series**                                                        45.66%                25.06%
JNL/Alliance Growth Series****                                                    N/A                  32.80%
JNL/Eagle Core Equity Series***                                                  16.54%                24.15%
JNL/Eagle SmallCap Equity Series***                                              1.18%                 19.01%
JNL/J.P. Morgan International & Emerging Markets Series****                       N/A                  -1.24%
JNL/Janus Aggressive Growth Series*                                              57.66%                30.36%
JNL/Janus Capital Growth Series*                                                 35.16%                27.59%
JNL/Janus Global Equities Series*                                                26.87%                29.59%
JNL/PIMCO Total Return Bond Series****                                            N/A                  5.70%
JNL/Putnam Growth Series*                                                        34.93%                30.82%
JNL/Putnam Value Equity Series*                                                  12.48%                22.46%
JNL/S&P Conservative Growth Series I*****                                         N/A                  4.70%
JNL/S&P Moderate Growth Series I*****                                             N/A                  6.30%
JNL/S&P Aggressive Growth Series I*****                                           N/A                  8.80%
JNL/S&P Very Aggressive Growth Series I*****                                      N/A                  11.90%
JNL/S&P Equity Growth Series I*****                                               N/A                  6.40%
JNL/S&P Equity Aggressive Growth Series I*****                                    N/A                  7.50%
JNL/S&P Conservative Growth Series II*****                                        N/A                  -4.60%
JNL/S&P Moderate Growth Series II*****                                            N/A                  2.20%
JNL/S&P Aggressive Growth Series II*****                                          N/A                  0.50%
JNL/S&P Very Aggressive Growth Series II*****                                     N/A                  8.00%
JNL/S&P Equity Growth Series II*****                                              N/A                  0.40%
JNL/S&P Equity Aggressive Growth Series II*****                                   N/A                  3.60%
Goldman Sachs/JNL Growth & Income Series****                                      N/A                  -9.31%
Lazard/JNL Mid Cap Value Series****                                               N/A                  -7.64%
Lazard/JNL Small Cap Value Series****                                             N/A                 -12.92%
PPM America/JNL Balanced Series*                                                 10.06%                15.10%
PPM America/JNL High-Yield Bond Series*                                          3.84%                 10.40%
Salomon Brothers/JNL Balanced Series****                                          N/A                  5.91%
Salomon Brothers/JNL Global Bond Series*                                         2.46%                 9.47%
Salomon Brothers/JNL High-Yield Bond Series****                                   N/A                  1.32%
Salomon Brothers/JNL U.S. Government & Quality Bond Series*                       9.40%                 7.71%
T. Rowe Price/JNL Established Growth Series*                                     27.78%                28.14%
T. Rowe Price/JNL International Equity Investment Series*                        14.43%                10.43%
T. Rowe Price/JNL Mid-Cap Growth Series*                                         21.49%                25.62%

         *  Commenced operations on May 15, 1995.
         **  Commenced operations on October 16, 1995.
         ***  Commenced operations on September 16, 1996.
         **** Commenced operations on March 2, 1998. Performance figures are not annualized.
         ***** The JNL/S&P Conservative Growth Series I commenced operations on April 9, 1998; the JNL/S&P Moderate Growth Series I commenced operations on April 8, 1998; the JNL/S&P Aggressive Growth Series I commenced operations on April 8, 1998; the JNL/S&P Very Aggressive Growth Series I commenced operations on April 1, 1998; the JNL/S&P Equity Growth Series I commenced operations on April 13, 1998; the JNL/S&P Equity Aggressive Growth Series I commenced operations on April 15, 1998; the JNL/S&P Conservative Growth Series II commenced operations on April 13, 1998; the JNL/S&P Moderate Growth Series II commenced operations on April 13, 1998; the JNL/S&P Aggressive Growth Series II commenced operations on April 13, 1998; the JNL/S&P Very Aggressive Growth Series II commenced operations on April 13, 1998; the JNL/S&P Equity Growth Series II commenced operations on April 13, 1998; and the JNL/S&P Equity Aggressive Growth Series II commenced operations on April 13, 1998. Performance figures are not annualized.

         The JNL/J.P. Morgan Enhanced S&P 500 Index Series, the JNL/S&P Conservative Growth Series, the JNL/S&P Moderate Growth Series, the JNL/S&P Aggressive Growth Series, the JNL/SSGA Enhanced Intermediate Bond Index Series, the JNL/SSGA International Index Series, the JNL/SSGA Russell 2000 Index Series, the JNL/SSGA S&P 500 Index Series, and the JNL/SSGA S&P MidCap Index Series were not in operation in 1998. Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel Inc., the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.

         The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

         Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the Series' shares on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of a Series include general market conditions, operating expenses and investment management.

         The yield for a Series other than the PPM America/JNL Money Market Series is computed in accordance with a standardized method prescribed by the rules of the SEC. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment. Under this method, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                                     a-b   6
                  YIELD   =       2[(---+1)  -1]
                                     cd


Where:
         a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the offering price (net asset value) per share on the last day of the period.

         The yield for the 30-day period ended December 31, 1998, for each of the referenced Series was as follows:

JNL/PIMCO Total Return Bond Series                                      4.75%
PPM America/JNL Balanced Series                                         2.43%
PPM America/JNL High-Yield Bond Series                                  9.27%
Salomon Brothers/JNL Balanced Series                                    2.07%
Salomon Brothers/JNL Global Bond Series                                 7.51%
Salomon Brothers/JNL High-Yield Bond Series                             8.60%
Salomon Brothers/JNL U.S. Government & Quality Bond Series              5.25%

         In computing the foregoing yield, the Series follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Series use to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

         The PPM America/JNL Money Market Series' yield is also computed in accordance with a standardized method prescribed by rules of the SEC. This Series' yield is a measure of the net dividend and interest income earned over a specific seven-day period expressed as a percentage of the offering price of the Series. the yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a 52-week period. Under this method, the current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share; which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period (base period return). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The PPM America/JNL Money Market Series' yield for the seven-day period ended December 31, 1998, was 4.78%.

         The PPM America/JNL Money Market Series' effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1)365/7 - 1. The PPM America/JNL Money Market Series' effective yield for the seven-day period ended December 31, 1998, was 4.90%.

         A Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' shares are sold at net asset value. Returns and net asset value will fluctuate, except that the PPM America/JNL Money Market Series seeks to maintain a $1.00 net asset value per share. Factors affecting a Series' performance include general market conditions, operating expenses and investment management. Shares of a Series are redeemable at the then current net asset value, which may be more or less than original cost.

         The performance of the Series may be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by Lipper Analytical Services, Inc. (Lipper), CDA Investment Technologies, Inc. (CDA) or Donoghue's Money Fund Report. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. A Series' performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to the Consumer Price Index, the Standard & Poor's 500 Index, the Standard & Poor's MidCap 400 Index, the Morgan Stanley Capital International All Country World Free (ex-U.S.) Index, the Morgan Stanley Capital International World Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers High-Yield Index, the Merrill Lynch Treasury Bill Index (3 month), the Salomon Smith Barney Broad Investment Grade Bond Index, the Salomon Smith Barney High Yield Market Index, the Salomon Brothers Treasury Index, the Russell 2000 Index, the Russell Midcap Index, the Morgan Stanley Europe and Australasia, Far East Equity Index, the S&P Micropal Asset Allocation USA Income Funds Sector Index, or the S&P Micropal Asset Allocation USA Balanced Funds Sector Index,. No adjustments are made for taxes payable on dividends. Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA indices are weighted performance averages of other mutual funds with similar investment objectives.

         From time to time, a Series also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI).

         The net asset values and returns of the Series will fluctuate. Shares of a Series are redeemable by an investor at the then current net asset value, which may be more or less than original cost.

         A Series may periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

                      INVESTMENT ADVISER AND OTHER SERVICES
                      -------------------------------------

         JNFS, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Trust. As investment adviser, JNFSLLC provides the Trust with professional investment supervision and management and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. JNFS is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential Corporation plc, a life insurance company in the United Kingdom.

         JNFS acts as investment adviser to the Trust pursuant to an Amended Investment Advisory and Management Agreement. Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of JNFS, acted as investment adviser to the Trust. Jackson National Financial Services, Inc. transferred the Amended Investment Advisory and Management Agreement, all related investment management duties and its related professional staff to JNFS on July 1, 1998, with the approval of the Board of Trustees of the Trust.

         The Amended Investment Advisory and Management Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Series or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Amended Investment Advisory and Management Agreement provides that JNFS shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays JNFS a fee as described in the Prospectus. The fees paid by the Trust to Jackson National Financial Services, Inc. pursuant to the Amended Investment Advisory and Management Agreement from the commencement of operations to March 31, 1996 were $701,004, from April 1, 1996 to December 31, 1996 were $1,884,328, for the fiscal year ended December 31, 1997 were $7,264,087, and for the period from January 1, 1998 to June 30, 1998 were $6,458,387. The fees paid by the Trust to JNFS pursuant to the Amended Investment Advisory and Management Agreement from July 1, 1998 to December 31, 1998 were $7,786,576.

         In addition to providing the services described above, JNFS selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFS monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

         Alliance Capital Management L.P. (Alliance), with principal offices at 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to the JNL/Alliance Growth Series. Alliance's clients are primarily major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems.

         Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the JNL/Eagle Core Equity Series and the JNL/Eagle SmallCap Equity Series. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

         Fred Alger Management, Inc. (Alger Management), which is located at 1 World Trade Center, Suite 9333, New York, New York 10048, serves as sub-adviser to the JNL/Alger Growth Series. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger are majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

         Goldman Sachs Asset Management (GSAM), One New York Plaza, New York, New York 10004, serves as sub-adviser to the Goldman Sachs/JNL Growth & Income Series. GSAM is a separate operating division of Goldman, Sachs & Co., which registered as an investment adviser in 1981. GSAM provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money markets.

         J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as sub-adviser to the JNL/J.P. Morgan Enhanced S&P 500 Index Series and the JNL/J.P. Morgan International & Emerging Markets Series. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company that also owns Morgan Guaranty Trust Company, J.P. Morgan Securities Inc. and J.P. Morgan Futures Inc. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment advisor to individual and institutional customers.

         Janus Capital Corporation (Janus Capital), a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the JNL/Janus Aggressive Growth Series, the JNL/Janus Capital Growth Series and the JNL/Janus Global Equities Series. Kansas City Southern Industries, Inc. (KCSI) owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

         Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the Lazard/JNL Mid Cap Value Series and the Lazard/JNL Small Cap Value Series. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Its clients are both individuals and institutions.

         Pacific Investment Management Company (PIMCO), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to the JNL/PIMCO Total Return Bond Series. PIMCO is an investment counseling firm founded in 1971. PIMCO is a subsidiary of PIMCO Advisors L.P. (PIMCO Advisors). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. (PAH). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is the sole general partner of PAH.

         PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the PPM America/JNL Balanced Series, the PPM America/JNL High Yield Bond Series and the PPM America/JNL Money Market Series. PPM, an affiliate of JNFSLLC, is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., (PPM Ltd.) an investment management company engaged in global money management, which is in turn wholly owned by Prudential Corporation plc.

         Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Putnam Growth Series and the JNL/Putnam Value Equity Series. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

         Salomon Brothers Asset Management Inc (SBAM) serves as sub-adviser to the Salomon Brothers/JNL Balanced Series, the Salomon Brothers/JNL Global Bond Series, the Salomon Brothers/JNL High Yield Bond Series and the Salomon Brothers/JNL U.S. Government & Quality Bond Series. SBAM is an indirect wholly owned subsidiary of Citigroup Inc. SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-advisor to various investment companies.

         In connection with SBAM's service as sub-adviser to the Salomon Brothers/JNL Global Bond Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by SBAM at no additional expense to the Trust. Like SBAM, SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

         Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004, serves as sub-adviser to the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series II, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series and JNL/S&P Aggressive Growth Series. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. and is affiliated with S&P. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

         State  Street  Global  Advisors  (SSGA),  located at One  International
Place, Boston, Massachusetts 02110, serves as sub-adviser to the JNL/SSGA Enhanced Intermediate Bond Index Series, the JNL/SSGA International Index
Series,  the  JNL/SSGA  Russell  2000 Index  Series,  the JNL/SSGA S&P 500 Index
Series and the JNL/SSGA S&P MidCap Index Series. Since 1978, SSGA has been providing comprehensive investment management services across all major asset classes to both institutional and individual investors. SSGA is the investment management division of State Street Bank and Trust Company, a Massachusetts bank founded in 1792.

         T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL Established Growth Series and the T. Rowe Price/JNL Mid-Cap Growth Series. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr.

         Rowe Price-Fleming International, Inc. (Price-Fleming), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL International Equity Investment Series. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of America's largest international mutual fund asset managers with offices in Baltimore, London, Tokyo, Hong Kong and Singapore.

         T. Rowe provides certain administrative support to Price-Fleming for a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts, and .035% of the market value of all assets in passive fixed-income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. FIM and JFIH also provide research and administration support for fixed income accounts for which each receive a fee of .075% of the market value of all assets in active fixed-income accounts and .0175% of such market value in passive fixed-income accounts under Price-Fleming's management. FIM is a wholly owned subsidiary of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.

         As compensation for their services, the sub-advisers receive fees from JNFS computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of such Series. The fees are calculated based on the average net assets of each Series. The following is a schedule of the management fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Series as described elsewhere in this SAI and the Prospectus:

                            SERIES                                         ASSETS                           FEES
                            ------                                         ------                           ----

  JNL/Alger Growth Series..............................        $0 to $300 million......................      .55%
                                                               $300 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Alliance Growth Series...........................        $0 to $250 million......................      .35%
                                                               Over $250 million.......................      .25%

  JNL/Eagle Core Equity Series.........................        $0 to $50 million.......................      .45%
                                                               $50 million to $300 million.............      .40%
                                                               Over $300 million.......................      .30%

  JNL/Eagle SmallCap Equity Series.....................        $0 to $150 million......................      .50%
                                                               $150 million to $500 million............      .45%
                                                               Over $500 million.......................      .40%

  JNL/J.P. Morgan Enhanced S&P 500 Index Series........        $0 to $25 million.......................      .35%
                                                               Over $25 million........................      .30%

  JNL/J.P. Morgan International & Emerging Markets
  Series...............................................        $0 to $50 million.......................      .55%
                                                               $50 million to $200 million.............      .50%
                                                               $200 million to $350 million............      .45%
                                                               Over $350 million.......................      .40%

  JNL/Janus Aggressive Growth Series...................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Janus Capital Growth Series......................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Janus Global Equities Series.....................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/PIMCO Total Return Bond Series...................        all assets..............................      .25%

  JNL/Putnam Growth Series.............................        $0 to $150 million......................      .50%
                                                               $150 million to $300 million............      .45%
                                                               Over $300 million.......................      .35%

  JNL/Putnam Value Equity Series.......................        $0 to $150 million......................      .50%
                                                               $150 million to $300 million............      .45%
                                                               Over $300 million.......................      .35%

  JNL/S&P Conservative Growth Series I.................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Moderate Growth Series I.....................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Aggressive Growth Series I...................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Very Aggressive Growth Series I..............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Growth Series I.......................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Aggressive Growth Series I............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Conservative Growth Series II................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Moderate Growth Series II....................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Aggressive Growth Series II..................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Very Aggressive Growth Series II.............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Growth Series II......................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Aggressive Growth Series II...........        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Conservative Growth Index Series.............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Moderate Growth Index Series.................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Aggressive Growth Index Series...............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/SSGA Enhanced Intermediate Bond Index Series.....        all assets..............................      .20%

  JNL/SSGA International Index Series..................        all assets..............................      .15%

  JNL/SSGA Russell 2000 Index Series...................        all assets..............................      .05%

  JNL/SSGA S&P 500 Index Series........................        all assets..............................      .05%

  JNL/SSGA S&P MidCap Index Series.....................        all assets..............................      .05%

  Goldman Sachs/JNL Growth & Income Series.............        $0 to $50 million.......................      .50%
                                                               $50 million to $200 million.............      .45%
                                                               $200 million to $350 million............      .40%
                                                               Over $350 million.......................      .35%

  Lazard/JNL Mid Cap Value Series......................        $0 to $50 million.......................      .55%
                                                               $50 million to $150 million.............      .525%
                                                               $150 million to $300 million............      .475%
                                                               Over $300 million.......................      .45%

  Lazard/JNL Small Cap Value Series....................        $0 to $50 million.......................      .625%
                                                               $50 million to $150 million.............      .575%
                                                               $150 million to $300 million............      .525%
                                                               Over $300 million.......................      .475%

  PPM America/JNL Balanced Series......................        $0 to $50 million.......................      .25%
                                                               $50 million to $150 million.............      .20%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .125%

  PPM America/JNL High Yield Bond Series...............        $0 to $50 million.......................      .25%
                                                               $50 million to $150 million.............      .20%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .125%

  PPM America/JNL Money Market Series..................        $0 to $50 million.......................      .20%
                                                               $50 million to $150 million.............      .15%
                                                               $150 million to $300 million............      .125%
                                                               $300 million to $500 million............      .10%
                                                               Over $500 million.......................      .075%

  Salomon Brothers/JNL Balanced Series.................        $0 to $50 million.......................      .35%
                                                               $50 million to $100 million.............      .30%
                                                               Over $100 million.......................      .25%

  Salomon Brothers/JNL Global Bond Series..............        $0 to $50 million.......................      .375%
                                                               $50 million to $150 million.............      .35%
                                                               $150 million to $500 million............      .30%
                                                               Over $500 million.......................      .25%

  Salomon Brothers/JNL High Yield Bond Series..........        $0 to $50 million.......................      .35%
                                                               $50 million to $100 million.............      .30%
                                                               Over $100 million.......................      .25%

  Salomon Brothers/JNL U.S. Government & Quality
  Bond Series..........................................        $0 to $150 million......................      .225%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .10%

  T. Rowe Price/JNL Established Growth Series..........        $0 to $20 million.......................      .45%
                                                               $20 million to $50 million..............      .40%
                                                               Over $50 million........................      .40%*

  T. Rowe Price/JNL International Equity Investment
  Series...............................................        $0 to $20 million.......................      .75%
                                                               $20 million to $50 million..............      .60%
                                                               $50 million to $200 million.............      .50%
                                                               Over $200 million.......................      .50%*

  T. Rowe Price/JNL Mid-Cap Growth Series..............        $0 to $20 million.......................      .60%
                                                               $20 million to $50 million..............      .50%
                                                               Over $50 million........................      .50%*

* When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Series.

         The sub-advisory fees payable by JNFS to a sub-adviser may be reduced as agreed to by the parties from time to time. With respect to the Salomon Brothers/JNL Global Bond Series and in connection with the advisory consulting agreement between Salomon Brothers and SBAM Limited, Salomon Brothers will pay SBAM Limited, as full compensation for all services provided under the advisory consulting agreement, a portion of its investment management fee. The amount payable to SBAM Limited will be equal to the fee payable under Salomon Brothers' sub-advisory agreement multiplied by the portion of the assets of the Series that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Series.

         Subject to the supervision of JNFS and the Trustees pursuant to investment sub-advisory agreements entered into between JNFS and each of the sub-advisers, respectively, the sub-advisers invest and reinvest the Series' assets consistent with the Series' respective investment objectives and policies. The investment sub-advisory agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Series and by the shareholders of the affected Series or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFS and the Series. Additional Series may be subject to a different agreement. The sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Series to comply with the provisions of
Section 817(h) of the Code, applicable to each Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts).

         The JNL/J.P. Morgan Enhanced S&P 500 Index Series, JNL/SSGA S&P 500 Index Series, and JNL/SSGA S&P MidCap Index Series are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Series or any member of public regarding the advisability of investing in securities generally or in the Series particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Series. S&P has no obligation to take the needs of the Licensee or the owners of the Series into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Series or the timing of the issuance or sale of the Series or in the determination or calculation of the equation by which the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Series.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Administrative Fee. Effective January 1, 1999, each Series, except the JNL/SSGA International Index Series and each of the JNL/S&P Series, pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/SSGA International Index Series pays an Administrative Fee of .20%. The JNL/S&P Series do not pay an Administrative Fee. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFSLLC, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Prior to January 1, 1999, each Series paid all of its own operating expenses. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

Custodian and Transfer Agent. The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

         State Street Bank and Trust Company (State Street), 105 Rosemont Road, Westwood, Massachusetts 02090, acts as custodian for the JNL/Alger Growth Series, JNL/Alliance Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/J.P. Morgan Enhanced S&P 500 Index Series, JNL/J.P. Morgan International & Emerging Markets Series, JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, JNL/SSGA Enhanced Intermediate Bond Index Series, JNL/SSGA International Index Series, JNL/SSGA Russell 2000 Index Series, JNL/SSGA S&P 500 Index Series, JNL/SSGA S&P MidCap Index Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, and T. Rowe Price/JNL Mid-Cap Growth Series. Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for the JNL/J.P. Morgan Enhanced S&P 500 Index Series, JNL/SSGA Enhanced Intermediate Bond Index Series, JNL/SSGA International Index Series, JNL/SSGA Russell 2000 Index Series, JNL/SSGA S&P 500 Index Series, and JNL/SSGA S&P MidCap Index Series. The Trust acts as custodian for the JNL/S&P
Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series II, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series, and JNL/S&P Aggressive Growth Series.

         JNFS is the transfer agent and dividend-paying agent for each Series of the Trust.

Independent Accountants. The Series' independent accountants, PricewaterhouseCoopers LLP, 203 North La Salle Street, Chicago, Illinois 60601, audit and report on the Series' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Series.

Series Transactions and Brokerage. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Series to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

Transactions for a Series may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Series will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

Each Series may participate, if and when practicable, in bidding for the purchase of securities for the Series' portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Series will engage in this practice, however, only when the sub-adviser, in its sole discretion, believes such practice to be otherwise in the Series' interest.

         The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. JNFS and the sub-advisers always attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker/dealers who have furnished statistical, research, and other information or services to JNFS or the sub-advisers. In placing orders with such broker/dealers, JNFS and the sub-advisers will, where possible, take into account the comparative usefulness of such information. Such information is useful to JNFS and the sub-advisers even though its dollar value may be indeterminable and its receipt or availability generally does not reduce JNFS' or the sub-advisers' normal research activities or expenses.

         JNFS and the sub-advisers are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Series with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. JNFS and the sub-advisers may use this research information in managing the Trust's assets, as well as the assets of other clients.

         Any portfolio transaction for a Series may be executed through brokers that are affiliated with the Trust, JNFS and/or sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions.
All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

         Trust portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of Contracts. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker/dealer's selection, nor is the selection of any broker/dealer based on the volume of shares sold.

         There may be occasions when portfolio transactions for the Trust are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNFS or the sub-advisers. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Trust, they are effected only when JNFS and the sub-advisers believe that to do so is in the interest of the Trust. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

                   During the periods indicated, the Series paid the following amounts in brokerage commissions:

                                                                                                     April 1, 1996
                                                                   Fiscal year      Fiscal year            to        Commencement of
                                                                 ended December   ended December      December 31,    Operations to
                                                                     31 ,1998        31, 1997             1996*      March 31, 1996
                                                                     --------        --------             -----      --------------
JNL/Alger Growth Series*** .................................          $300,075          $183,075          $ 22,155          $  9,414
JNL/Alliance Growth Series***** ............................             7,467                 0                 0                 0
JNL/Eagle Core Equity Series**** ...........................            70,878            17,298             1,785               N/A
JNL/Eagle SmallCap Equity Series**** .......................            59,117            33,313             4,389               N/A
JNL/J.P. Morgan International Emerging
   Markets Series***** .....................................            34,462                 0                 0                 0
JNL/Janus Aggressive Growth Series** .......................           194,347           162,153            16,981            19,654
JNL/Janus Capital Growth Series** ..........................           209,026           147,014            34,515            16,905
JNL/Janus Global Equities Series** .........................           487,399           453,347            47,800            72,359
JNL/PIMCO Total Return Bond Series***** ....................               275                 0                 0                 0
JNL/Putnam Growth Series** .................................           169,997           181,765            33,185             8,008
JNL/Putnam Value Equity Series** ...........................           249,514           139,522             3,587             2,888
Goldman Sachs/JNL Growth & Income
   Series***** .............................................            12,650                 0                 0                 0
Lazard/JNL Mid Cap Value Series***** .......................            11,510                 0                 0                 0
Lazard/JNL Small Cap Value Series***** .....................             8,479                 0                 0                 0
PPM America/JNL Balanced Series** ..........................            27,513            43,630            17,054             5,077
PPM America/JNL High Yield Bond Series** ...................             4,823                 0               500                 0
PPM America/JNL Money Market Series** ......................                 0                 0                 0                 0
Salomon Brothers/JNL Balanced Series***** ..................             2,066                 0                 0                 0
Salomon Brothers/JNL Global Bond Series** ..................                32                 0                 0             1,399
Salomon Brothers/JNL High-Yield Bond
   Series***** .............................................                 0                 0                 0                 0
Salomon Brothers/JNL U.S. Government and
   Quality Bond Series** ...................................                 0                 0                 0                 0
T. Rowe Price/JNL Established Growth
   Series** ................................................           239,877           114,988             5,706            20,293
T. Rowe Price/JNL International Equity
   Investment Series** .....................................            87,777           142,628            17,105            63,341
T. Rowe Price/JNL Mid-Cap Growth Series** ..................           195,160           164,887            19,868            25,663


*The JNL Series Trust changed its fiscal year end from March 31 to December 31. **Commenced operations on May 15, 1995.
***Commenced operations on October 16, 1995.
****Commenced operations on September 16, 1996.
*****Commenced operations on March 2, 1998.

         During the periods indicated, the Trust paid the following amounts in brokerage commissions to affiliated broker/dealers:

------------------------------- ---------------------------- ---------------------------- ----------------------------
    Name of Broker/Dealer        Period Ended December 31,    Period Ended December 31,    Period Ended December 31,
                                           1998                         1997                         1996
------------------------------- ---------------------------- ---------------------------- ----------------------------
Fred Alger & Co., Inc.                 $  297,614.70                 $  181,990.33                 $  22,028.26
------------------------------- ---------------------------- ---------------------------- ----------------------------
Goldman Sachs                                 821.76                          0.00                         0.00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Phoenix Investments                             0.00                          0.00                     1,225.00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Raymond  James  &  Associates,              4,700.00                      4,306.92                        90.00
Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert Fleming                              9,558.28                     34,696.52                     5,844.00
------------------------------- ---------------------------- ---------------------------- ----------------------------
Salomon Brothers Inc.                         178.00                          0.00                         0.00
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Each of the broker/dealers listed above is affiliated with the Trust through a sub-adviser.

         The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker/dealers during the period ended December 31, 1998 is as follows:

------------------------------------------------------------ ---------------------------------------------------------
                       Broker/Dealer                                   Percentage of Aggregate Commissions
------------------------------------------------------------ ---------------------------------------------------------
Fred Alger & Co., Inc.                                                             12.54%
------------------------------------------------------------ ---------------------------------------------------------
Goldman Sachs                                                                       0.03%
------------------------------------------------------------ ---------------------------------------------------------
Raymond James & Associates, Inc.                                                    0.20%
------------------------------------------------------------ ---------------------------------------------------------
Robert Fleming                                                                      0.40%
------------------------------------------------------------ ---------------------------------------------------------
Salomon Brothers Inc.                                                               0.00%
------------------------------------------------------------ ---------------------------------------------------------


         As of December 31, 1998, the following Series owned securities of one of the Trust's regular broker/dealers:

                                                                                                            Amount of
                                                                                                           Securities
                         Series                                          Broker/Dealer                        Owned
                         ------                                          -------------                        -----

JNL/Alger Growth Series                                    Household International Inc.                    $3,269,062
JNL/Alger Growth Series                                    Morgan Stanley Dean Witter & Co.                 3,301,500
JNL/Alger Growth Series                                    State Street Corp.                                 744,319
JNL/Alliance Growth Series                                 Morgan Stanley Dean Witter & Co.                    49,700
JNL/Eagle Core Equity Series                               Chase Manhattan Corp.                              408,375
JNL/Janus Aggressive Growth Series                         Household International Inc.                       486,991
JNL/Janus Capital Growth Series                            Charles Schwab & Co. Inc.                        2,044,382
JNL/Putnam Growth Series                                   Merrill Lunch & Co. Inc.                           794,325
JNL/Putnam Value Equity Series                             Chase Manhattan Corp.                            2,167,110
JNL/Putnam Value Equity Series                             J.P. Morgan & Co. Inc.                           2,227,850
JNL/Putnam Value Equity Series                             Lehman Brothers                                  1,964,306
JNL/Putnam Value Equity Series                             Merrill Lynch & Co. Inc.                         1,609,009
JNL/PIMCO Total Return Bond Series                         Goldman Sachs & Co.                                122,828
Goldman Sachs/JNL Growth & Income Series                   Chase Manhattan Corp.                               61,256
Goldman Sachs/JNL Growth & Income Series                   CIT Group Inc.                                      47,719
Lazard/JNL Mid Cap Value Series                            CIT Group Inc.                                      69,987
PPM America/JNL Balanced Series                            Chase Manhattan Corp.                            1,089,000
Salomon Brothers/JNL Global Bond Series                    Merrill Lynch & Co. Inc.                            80,282
T. Rowe Price/JNL Established Growth Series                HSBC Holdings Plc                                  529,906
T. Rowe Price/JNL International Equity Investment Series   HSBC Holdings Plc                                   99,644
T. Rowe Price/JNL Mid-Cap Growth Series                    CIT Group Inc.                                   2,354,125

Code of Ethics. To mitigate the possibility that a Series will be adversely affected by personal trading of employees, the Trust, JNFS and the sub-advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES
                  --------------------------------------------

         An insurance company may purchase shares of the Series at their respective net asset values, using premiums received with respect to Contracts issued by the company's separate accounts. These separate accounts are funded by shares of the Trust.

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         As stated in the Prospectus, the net asset value (NAV) of a Series' shares is determined once each day on which the New York Stock Exchange (NYSE) is open (Business Day) at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Series' shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         The per share NAV of a Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. A Series may determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Series' NAV is not calculated. A Series calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

         For the PPM America/JNL Money Market Series, securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. The net income of the PPM America/JNL Money Market Series is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Series, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Series on the last business day of each month at the rate of one share (and fraction thereof) of the Series for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the PPM America/JNL Money Market Series (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Series, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

         Because the net income of the PPM America/JNL Money Market Series is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Series divided by the number of shares outstanding) remains at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Series, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Series in its account. Pursuant to its objective of maintaining a fixed one dollar share price, the Series will not purchase securities with a remaining maturity of more than 397 days and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

         The Trust may suspend the right of redemption for any Series only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.


                             ADDITIONAL INFORMATION
                             ----------------------

Description of Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Series and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Series represents an equal proportionate interest in that Series with each other share. The Trust reserves the right to create and issue any number of Series of shares. In that case, the shares of each Series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of a Series, shareholders are entitled to share pro rata in the net assets of such Series available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Series, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

         In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Trust.

         Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         o        designate Series of the Trust; or

         o        change the name of the Trust; or

         o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable.

Shareholder Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX STATUS
                                   ----------

         The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code. Each Series intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income or excise tax. In addition, each Series intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. If any Series failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Series' earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of
Section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

         All income dividends and capital gain distributions, if any, on Series shares are reinvested automatically in additional shares of the Series at the NAV determined on the first Business Day following the record date, unless otherwise requested by a shareholder.

         Each Series is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

                                JNL SERIES TRUST

                              Financial Statements

JNL Series Trust
JNL Aggressive Growth Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$   117,104,607
                                          ================

Investments in securities, at value ......$   160,460,520
Foreign currency ..........................       133,119
Receivables:
   Dividends and interest .................        17,381
   Forward foreign currency
      exchange contracts ..................        27,164
   Foreign taxes recoverable ..............            52
   Fund shares sold .......................       792,324
   Investment securities sold .............     4,198,351
Collateral for securities loaned ..........    36,285,845
                                          ----------------
Total assets ..............................   201,914,756
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............       117,088
   Forward foreign currency
      exchange contracts ..................         7,413
   Fund shares redeemed ...................        12,886
   Investment securities purchased              3,617,497
 ........
Return of collateral for securities
loaned ....................................    36,285,845
Other liabilities .........................        32,382
                                          ----------------
Total liabilities .........................    40,073,111
                                          ================
Net assets ...............................$   161,841,645
                                          ================

Net assets consist of:
Paid-in capital ..........................$   107,861,160
Undistributed net investment loss .........      (271,789)
Accumulated net realized gain on
investments
   and foreign currency related items .....    10,875,653
Net unrealized appreciation on:
   Investments ............................    43,355,913
   Foreign currency related items .........        20,708
                                          ================
Net assets ...............................$   161,841,645
                                          ================

Total shares outstanding (no par
    value), unlimited shares
    authorized authorized.................      7,327,619
                                          ================

Net asset value, offering and
    redemption price per share............$         22.09
                                          ================


Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends ..............................$      393,034
   Interest ...............................       444,447
   Foreign tax withholding ................       (11,858)
                                           ---------------
Total investment income ...................       825,623
                                           ---------------

Expenses
   Investment advisory fees ...............     1,046,049
   Custodian fees .........................        76,905
   Portfolio accounting fees ..............        24,645
   Professional fees ......................        32,056
   Other ..................................        31,512
                                           ---------------
Total operating expenses ..................     1,211,167
Less:
   Reimbursement from Adviser .............             -
                                           ---------------
Net expenses ..............................     1,211,167
                                           ---------------
Net investment loss .......................      (385,544)
                                           ---------------

Realized and unrealized gains (losses)
Net realized gain (loss) on:
   Investments ............................    16,357,152
   Foreign currency related items .........      (201,346)
Net change in unrealized appreciation
   (depreciation) on:
   Investments ............................    37,522,949
   Foreign currency related items .........        30,130
                                           ---------------
Net realized and unrealized gains .........    53,708,885
                                           ---------------

Net increase in net assets
   from operations ........................$   53,323,341
                                           ===============

                       See notes to the financial statements.

JNL Series Trust
JNL Aggressive Growth Series

Statements of Changes in Net Assets


                                                                                            Year ended December 31,
                                                                                        ----------------------------------
                                                                                             1998              1997
                                                                                        ----------------  ----------------

Operations:
  Net investment income (loss) .....................................................        $ (385,544)      $    224,729
  Net realized gain (loss) on:
     Investments ...................................................................         16,357,152         3,158,027
    Foreign currency related items .................................................           (201,346)          149,464
  Net change in unrealized appreciation (depreciation) on:
     Investments ...................................................................         37,522,949         3,997,177
    Foreign currency related items .................................................             30,130            (5,389)
                                                                                           -------------  ----------------
Net increase in net assets from operations .........................................         53,323,341         7,524,008
                                                                                           -------------  ----------------

Distributions to shareholders:
  From net investment income .......................................................           (333,868)                -
  From net realized gains on investment transactions................................         (5,486,108)       (2,833,974)
                                                                                           -------------  ----------------
Total distributions to shareholders ................................................         (5,819,976)       (2,833,974)
                                                                                           -------------  ----------------

Share transactions:
  Proceeds from the sale of shares .................................................         78,834,529        54,409,351
  Reinvestment of distributions ....................................................          5,819,976         2,776,615
  Cost of shares redeemed ..........................................................        (49,186,569)      (12,560,301)
                                                                                           -------------  ----------------
Net increase in net assets from share transactions .................................         35,467,936        44,625,665
                                                                                           -------------  ----------------

Net increase in net assets .........................................................         82,971,301        49,315,699

Net assets beginning of period .....................................................         78,870,344        29,554,645
                                                                                           -------------  ----------------

Net assets end of period ...........................................................       $161,841,645        78,870,344
                                                                                           =============  ================

Undistributed net investment income (loss)..........................................       $   (271,789)   $      381,611
                                                                                           =============  ================

                       See notes to the financial statements.

JNL Series Trust
JNL Aggressive Growth Series

Financial Highlights

                                                                                                         Period from     Period from
                                                                                                          April 1,         May 15,
                                                                           Year ended December 31,         1996 to        1995* to
                                                                        ------------------------------  December 31,      March 31,
                                                                            1998            1997            1996            1996
                                                                        --------------  --------------  --------------  -----------

Selected Per Share Data

Net asset value, beginning of period .................................  $    14.53       $   13.38       $   13.13       $   10.00
                                                                        --------------  --------------  --------------  -----------
Income from operations:
  Net investment income (loss) .......................................       (0.06)           0.04            0.05            0.01
  Net realized and unrealized gains on investments and
    foreign currency related items ...................................        8.45            1.65            1.10            3.53
                                                                        --------------  --------------  --------------  -----------
Total income from operations .........................................        8.39            1.69            1.15            3.54
                                                                        --------------  --------------  --------------  -----------

Less distributions:
  From net investment income .........................................       (0.05)              -           (0.05)              -
  From net realized gains on investment transactions .................       (0.78)          (0.54)          (0.71)          (0.41)
  Return of capital ..................................................           -               -           (0.14)              -
                                                                        --------------  --------------  --------------  -----------
Total distributions ..................................................       (0.83)          (0.54)          (0.90)          (0.41)
                                                                        --------------  --------------  --------------  -----------
Net increase .........................................................        7.56            1.15            0.25            3.13
                                                                        --------------  --------------  --------------  -----------

Net asset value, end of period .......................................  $    22.09        $  14.53       $   13.38       $   13.13
                                                                        ==============  ==============  ==============  ===========

Total Return (a) .....................................................       57.66%          12.67%           8.72%          35.78%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ...........................  $  161,842       $  78,870      $   29,555      $    8,527
  Ratio of net operating expenses to average net assets (b) (c) ......        1.10%           1.10%           1.09%           1.09%
  Ratio of net investment income (loss) to average net assets (b) (c)        (0.35)%          0.39%           0.77%           0.27%
  Portfolio turnover .................................................      114.51%         137.26%          85.22%         163.84%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) ..........        1.10%           1.17%           1.40%           2.77%
  Ratio of net investment income (loss) to average net assets (b) ....       (0.35)%          0.32%           0.46%          (1.41)%

------------------------------------------------------------------------------------------------------------------------------------

*      Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.

(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.

(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                       See notes to the financial statements.

                          JNL AGGRESSIVE GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                  Market
                                       Shares      Value
                                       ------      -----
Common Stocks - 87.26%

Finland  - 0.52%
Food & Beverage - 0.52%
   Raisio Group Plc. ...............     76,098  $  835,750

Italy - 0.71%
Telecommunications - 0.71%
   Telecom Italia SpA. .............    133,311   1,136,826

Norway - 0.11%
Oil & Gas - 0.11%
   Ocean Rig ASA. (a) ..............    653,139     178,789

United States  - 85.92%
Advertising - 2.15%
   Lamar Advertising Co. (a) (c) ...     38,586   1,437,329
   Outdoor Systems Inc. (a) ........     46,634   1,399,020
   Penton Media Inc. ...............     30,390     615,398
                                                 ------------
                                                  3,451,747

Aerospace & Defense - 0.51%
   Orbital Sciences Corp. (a) (c) ..     18,525     819,731

Airlines - 0.75%
   Southwest Airlines (c) ..........     53,405   1,198,275

Apparel  - 0.87%
   Nike Inc. .......................     34,415   1,395,958

Auto Manufacturers - 0.87%
   DaimlerChrysler AG (a) (c) ......     14,623   1,404,721

Auto Parts & Equipment - 0.46%
   Federal-Mogul Corp. (c) .........     12,475     742,263

Banks -3.90%
   Bank of New York Co. Inc. (c) ...    116,370   4,683,893
     Firstar Corp (c) ..............     16,913   1,577,137
                                                 ------------
                                                  6,261,030
Biotechnology - 1.93%
   Centocor Inc. (a) (c) ...........     19,315     871,589
   Monsanto Co. ....................     46,855   2,225,613
                                                 ------------
                                                  3,097,202

Computers - 6.47%
   Cisco Systems Inc. (a) ..........     77,100   7,155,844
   EMC Corp. (c) ...................      8,070     685,950
   Sapient Corp. (a) (c) ...........     40,920   2,291,520
   Technology Solutions Co. (a) ....     23,850     255,642
                                                 ------------
                                                 10,388,956

Distribution & Wholesale - 0.05%
   CDW Computer Centers Inc. (a)
   (c) .............................        910      87,303

Diversified Financial Services -
0.70%
   FINOVA Group Inc. (c) ...........      5,265     283,981
   Household International Inc. ....     12,290     486,991


                                                  Market
                                       Shares      Value
                                       ------      -----
Common Stocks (continued)

United States (continued)
Diversified Financial Services
(continued)
   Newcourt Credit Group Inc. (c) ..     10,160  $  354,965
                                                 ------------
                                                  1,125,937

Electronics - 3.19%
   Maxim Integrated Products Inc.
   (a) (c) .........................     30,565   1,335,308
   Pittway Corp ....................     63,020   2,083,599
   Vitesse Semiconductor Corp. (a) .     37,160   1,695,425
                                                 ------------
                                                  5,114,332

Health Care - 3.13%
     Aterial Vascular Engineering
Inc. (a) ...........................     26,725   1,403,063
   Medtronic Inc. (c) ..............      2,845     211,241
     MiniMed Inc. (a) (c) ..........      4,870     510,132
   Sofamor Danek Group Inc. (a) ....     23,795   2,897,041
                                                 ------------
                                                  5,021,477

Holding Companies - Diversified -
3.58%
   TCI Ventures Group (a) (c) ......    243,515   5,737,822

Insurance - 0.21%
   UNUM Corp. ......................      5,775     337,116

Manufacturing - 2.68%
   Tyco International Ltd. (c) .....     56,907   4,292,922

Media - 21.71%
   Cablevision Systems Corp. (a)         28,475   1,429,089
   (c) .............................
   Chancellor Media Corp. (a) (c) ..     32,550   1,558,331
   Comcast Corp. (c) ...............    127,655   7,491,753
   Cox Communications Inc. (a) (c) .     30,630   2,117,299
   Liberty Media Group (a) .........     33,835   1,558,525
   MediaOne Group Inc. (a) .........     87,555   4,115,085
   Tele-Communications Inc. (a) (c)     100,168   5,540,543
   Time Warner Inc. ................    135,944   8,437,025
   United International Holdings
   Inc.(a) .........................     60,090   1,156,733
   USA Networks Inc. (a) ...........     43,325   1,435,140
                                                 ------------
                                                 34,839,523

Oil & Gas Producers - 0.33%
   Schlumberger Ltd. ...............     11,315     527,571

Pharmaceuticals - 8.23%
   ALZA Corp. (a) (c) ..............     46,140   2,410,815
   Eli Lilly & Co. .................     29,530   2,624,479
   Pfizer Inc. .....................     35,700   4,478,119
   Pharmacia & Upjohn Inc. .........     26,350   1,492,069
   Warner-Lambert Co. ..............     29,185   2,194,347
                                                 ------------
                                                 13,199,829

Retail - 5.29%
   Amazon.com Inc. (a) (c) .........     17,670   5,676,488
   Costco Cos. Inc. (c) ............     18,225   1,315,617
   Dollar Tree Stores Inc.(a) (c) ..      2,580     112,713
   Staples Inc. (a) ................     31,750   1,387,078
                                                 ------------
                                                  8,491,896

                                                  Market
                                       Shares      Value
                                       ------      -----
Common Stocks (continued)

United States (continued)
Software - 11.88%
   America Online Inc. (c) .........     35,481  $5,135,875
   At Home Corp. (a) (c) ...........     22,210   1,649,093
   DoubleClick Inc. (a) (c) ........     27,300   1,243,856
   IMS Health Inc. .................     41,850   3,157,059
   Inktomi Corp. (a) (c) ...........      1,445     186,946
   Intuit Inc. (a) (c) .............     22,185   1,608,413
   Microsoft Corp. (a) .............     37,525   5,204,248
   Wind River Systems Inc. (a) (c) .     18,585     873,495
                                                 ------------
                                                 19,058,985

Telecommunications - 7.03%
   General Instrument Corp. (a) ....     17,920     608,160
   Global Crossing Ltd. (a) ........      3,255     146,882
   MCI WorldCom Inc. (a) ...........     11,180     792,383
   Nokia Corp. - ADR (c) ...........     77,815   9,371,844
   Qwest Communications
   International
      Inc. (a) (c) .................      7,190     359,500
                                                 ------------
                                                 11,278,769
                                                 ------------

    Total United States ............             137,873,365
                                                 ------------

     Total Common Stocks
       (cost $96,696,287) ..........             140,024,730
                                                 ------------

                                     Principal
                                       Amount
                                     ------------
Corporate Bonds - 0.55%

Retail - 0.55%
   Amazon.com Inc., 10.00%,
       08/01/2008 .................. $ 1,375,000    886,875
                                                 ------------

     Total Corporate Bonds
       (cost $859,405) .............                886,875
                                                 ------------

                                     Principal     Market
                                       Amount       Value
                                       ------       -----
Short Term Investments - 12.19%

Diversified Financial Services -
5.98%
   CIT Group Inc., 5.30%,
      01/04/1999 ..../............... $7,000,000  $6,996,908
   Household Finance Corp., 5.25%,
      01/04/1999 ...................  2,600,000   2,598,861
                                                -------------
                                                  9,595,769

U.S. Government Agencies -  6.16%
   Federal National Mortgage
      Association,
      Discount Note, 4.93%,
      04/01/1999 ..................  10,000,000   9,876,750

Money Market Fund - 0.05%
   SSgA Money Market Fund, 4.85%
      (b) .........................      76,396      76,396
                                                -------------

     Total Short Term Investments
        (cost $19,548,915) .........             19,548,915
                                                -------------

Total Investments - 100%
   (cost $117,104,607) .............           $160,460,520
                                                =============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.

                       See notes to the financial statements.

JNL Series Trust
JNL Capital Growth Series

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$    81,212,008
                                          ================

Investments in securities, at value ......$   109,365,603
Foreign currency ..........................       132,496
Receivables:
   Dividends and interest .................        14,033
   Forward foreign currency
      exchange contracts ..................        35,245
   Foreign taxes recoverable...............         2,141
   Fund shares sold........................        17,952
   Investment securities sold..............     3,475,970
Collateral for securities loaned ..........    23,902,478
                                          ----------------
Total assets...............................   136,945,918
                                          ----------------

Liabilities
Payables:
   Investment advisory fees................        79,849
   Forward foreign currency
      exchange contracts ..................        31,399
   Fund shares redeemed....................        30,811
   Investment securities purchased.........     1,832,604
Return of collateral for securities
loaned ....................................    23,902,478
Other liabilities..........................        32,258
                                          ----------------
Total liabilities..........................    25,909,399
                                          ================
Net assets................................$   111,036,519
                                          ================

Net assets consist of:
Paid-in capital...........................$    78,591,609
Undistributed net investment loss..........      (154,077)
Accumulated net realized gain on
investments
   and foreign currency related items .....     4,442,347
Net unrealized appreciation on:
   Investments ............................    28,153,595
   Foreign currency related items .........         3,045
                                          ----------------
Net assets ...............................$   111,036,519
                                          ================

Total shares outstanding (no par
   value),unlimited shares
   authorized..............................     5,355,548
                                          ================

Net asset value, offering and
   redemption  price per
   share...................................          20.73
                                          ================


Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends ..............................$      224,603
   Interest ...............................       107,304
   Security lending .......................        27,649
   Foreign tax withholding ................       (10,731)
                                           ---------------
Total investment income ...................       348,825
                                           ---------------

Expenses
   Investment advisory fees ...............       810,666
   Custodian fees .........................        43,213
   Portfolio accounting fees ..............        24,645
   Professional fees ......................        23,140
   Other ..................................        24,390
                                           ---------------
Total operating expenses ..................       926,054
Less:
   Reimbursement from Adviser .............             -
                                           ---------------
Net expenses ..............................       926,054
                                           ---------------
Net investment loss .......................      (577,229)
                                           ---------------

Realized and unrealized gains (losses)
Net realized gain (loss) on:
   Investments ............................    13,077,232
   Foreign currency related items .........      (275,392)
Net change in unrealized appreciation on:
   Investments ............................    15,365,434
   Foreign currency related items .........        20,059
                                           ---------------
Net realized and unrealized gains .........    28,187,333
                                           ---------------

Net increase in net assets
   from operations ........................$   27,610,104
                                           ===============

                       See notes to the financial statements.

JNL Series Trust
JNL Capital Growth Series

Statements of Changes in Net Assets



                                                                                             Year ended December 31,
                                                                                         ----------------------------------
                                                                                              1998              1997
                                                                                         ----------------  ----------------

Operations:
  Net investment loss .................................................................  $     (577,229)    $    (173,959)
  Net realized gain (loss) on:
    Investments .......................................................................       13,077,232           250,781
    Foreign currency related items ....................................................         (275,392)         (105,156)
  Net change in unrealized appreciation on:
    Investments .......................................................................       15,365,434        10,161,826
     Foreign currency related items ...................................................           20,059            55,218
                                                                                         ----------------  ----------------
Net increase in net assets from operations ............................................       27,610,104        10,188,710
                                                                                         ----------------  ----------------

Distributions to shareholders:
  From net investment income ..........................................................                -           (82,884)
  From net realized gains on investment transactions ..................................       (7,823,970)         (157,215)
  Return of capital ...................................................................                -          (331,198)
                                                                                         ----------------  ----------------
Total distributions to shareholders ...................................................       (7,823,970)         (571,297)
                                                                                         ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ....................................................       37,270,227        40,823,421
  Reinvestment of distributions .......................................................        7,823,970           557,860
  Cost of shares redeemed .............................................................      (27,592,611)      (14,196,046)
                                                                                         ----------------  ----------------
Net increase in net assets from share transactions ....................................       17,501,586        27,185,235
                                                                                         ----------------  ----------------

Net increase in net assets ............................................................       37,287,720        36,802,648

Net assets beginning of period ........................................................       73,748,799        36,946,151
                                                                                         ----------------  ----------------

Net assets end of period ..............................................................  $   111,036,519   $    73,748,799
                                                                                         ================  ================

Undistributed net investment loss .....................................................  $      (154,077)  $       (17,785)
                                                                                         ================  ================



                       See notes to the financial statements.

JNL Series Trust
JNL Capital Growth Series

Financial Highlights


                                                                                                         Period from     Period from
                                                                                                          April 1,         May 15,
                                                                           Year ended December 31,         1996 to        1995* to
                                                                        ------------------------------  December 31,      March 31,
                                                                            1998            1997            1996            1996
                                                                        --------------  --------------  --------------  ------------
Selected Per Share Data

Net asset value, beginning of period .................................  $    16.50      $    14.46      $    13.86      $    10.00
                                                                        --------------  --------------  --------------  ------------
Income from operations:
  Net investment income (loss) .......................................       (0.12)          (0.06)           0.06               -
  Net realized and unrealized gains on investments and
    foreign currency related items ...................................        5.92            2.23            0.70            4.70
                                                                        --------------  --------------  --------------  ------------
Total income from operations .........................................        5.80            2.17            0.76            4.70
                                                                        --------------  --------------  --------------  ------------

Less distributions:
  From net investment income .........................................           -           (0.02)              -               -
  From net realized gains on investment transactions .................       (1.57)          (0.04)          (0.16)          (0.84)
  Return of capital ..................................................           -           (0.07)              -               -
                                                                        --------------  --------------  --------------  ------------
Total distributions ..................................................       (1.57)          (0.13)          (0.16)          (0.84)
                                                                        --------------  --------------  --------------  ------------
Net increase .........................................................        4.23            2.04            0.60            3.86
                                                                        --------------  --------------  --------------  ------------

Net asset value, end of period........................................  $    20.73      $    16.50      $    14.46      $    13.86
                                                                        ==============  ==============  ==============  ============

Total Return (a)......................................................       35.16%          15.01%           5.45%          47.94%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)............................  $  111,037      $   73,749      $   36,946      $    9,578
  Ratio of net operating expenses to average net assets (b) (c).......        1.09%           1.10%           1.09%           1.09%
  Ratio of net investment income (loss) to average net assets (b) (c).       (0.68)%         (0.30)%          0.91%          (0.49)%
  Portfolio turnover..................................................      128.95%         131.43%         115.88%         128.56%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
   Ratio of net operating expenses to average net assets (b)..........        1.09%           1.11%           1.27%           2.08%
   Ratio of net investment income (loss) to average net assets (b)....       (0.68)%         (0.31)%          0.73%          (1.48)%

------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                            JNL CAPITAL GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 96.42%

United Kingdom - 6.61%
Commercial Services - 1.02%
   Capita Group Plc ................   121,827  $1,121,318

Retail - 5.59%
   J.D. Wetherspoon Plc (a) ........   599,719   1,783,514
   PizzaExpress Plc ................   324,868   4,328,695
                                                 ----------
                                                 6,112,209
                                                 ----------

    Total United Kingdom ...........             7,233,527

United States - 89.81%
Advertising - 3.49%
   HA-LO Industries Inc. (a) (c) ...    50,895   1,914,924
   Outdoor Systems Inc. (a) ........    63,475   1,904,250
                                                 ----------
                                                 3,819,174

Aerospace & Defense - 1.03%
   Orbital Sciences Corp. (a) (c) ..    25,565   1,131,251

Airlines - 1.79%
   Ryanair Holdings Plc - ADR (a)
   (c) .............................    51,721   1,952,468

Banks - 3.61%
   Firstar Corp. (c) ...............    30,640   2,857,180
   U.S. Trust Corp. ................    14,395   1,094,020
                                                 ----------
                                                 3,951,200

Commercial Services - 18.29%
   Apollo Group Inc. (a) (c) .......   361,482  12,245,203
   ITT Educational Services Inc. ...    83,080   2,824,720
   Paychex Inc. ....................    83,312   4,285,361
   Robert Half International Inc. ..    14,325     640,148
                                                 ----------
                                                19,995,432

Computers - 6.56%
   Cisco Systems Inc. (a) (c) ......    24,235   2,249,311
   Equant NV (a) (c) ...............     9,814     665,512
   Veritas Software Corp. (a) (c) ..    71,100   4,261,556
                                                 ----------
                                                 7,176,379

Diversified Financial Services -
3.90%
   Charles Schwab Corp. (c) ........    36,385   2,044,382
   HealthCare Financial Partners
   Inc. (a) (c).....................    55,690   2,220,639
                                                 ----------
                                                 4,265,021

Electronics - 8.15%
   Uniphase Corp. (a) (c) ..........    17,535   1,216,491
   Vitesse Semiconductor Corp. (a) .   168,685   7,696,253
                                                 ----------
                                                 8,912,744

Entertainment - 0.92%
   Premier Parks Inc. (c) ..........    33,155   1,002,939

                                                  Market
                                      Shares       Value
                                      ------       -----
Common Stocks (continued)

United States (continued)
Health Care - 1.20%
   Sofamor Danek Group Inc. (a) ....    10,780  $1,312,465

Home Furnishings - 0.45%
   Gemstar Group Ltd. (a) ..........     8,655     495,499

Media - 15.62%
   Adelphia Communications Inc. (a)     27,690   1,266,818
   Chancellor Media Corp. (a) (c) ..    44,010   2,106,979
   Clear Channel Communications
   Inc. ............................    47,600   2,594,200
   Heftel Broadcasting Corp. (a) ...    90,570   4,460,572
   Jacor Communications Inc. (a)
   (c) .............................    68,170   4,388,444
   TCA Cable TV Inc. ...............    32,795   1,170,372
   Univision Communications Inc.
   (a) .............................    30,255   1,094,853
                                                 ----------
                                                17,082,238

Pharmaceuticals - 9.95%
   MedImmune Inc. (a) (c) ..........    33,829   3,363,871
   Omnicare Inc. (c) ...............    96,675   3,359,456
   Sepracor Inc. (a) (c) ...........    35,975   3,170,297
   Watson Pharmaceutical Inc. (a)
   (c) .............................    15,720     988,395
                                                 ----------
                                                10,882,019

Retail - 3.80%
   Amazon.com Inc. (a) (c) .........     6,435   2,067,244
   CVS Corp. .......................    37,925   2,085,875
                                                 ----------
                                                 4,153,119

Software - 3.66%
   America Online Inc. (c) .........    13,050   1,888,987
   Broadcast.com Inc. (a) (c) ......     7,375     564,188
   Exodus Communications Inc. (a) ..     9,805     629,971
   Infospace.com Inc. (a) (c) ......    13,115     500,009
   Lycos Inc. (a) (c) ..............     7,565     420,330
                                                 ----------
                                                 4,003,485

Telecommunications - 7.39%
   American Tower Corp. ............     7,100     209,894
   Crown Castle International Corp.
   (a) .............................    71,800   1,687,300
   Global Crossing Ltd. (a) ........     5,375     242,547
   Level 3 Communications Inc. (a)
   (c) .............................    30,140   1,299,788
   Metronet Communications Corp.
   (a) .............................     2,635      88,272
   Nextlink Communications Inc. (a)         55       1,561
   Qwest Communications
   International
      Inc. (a) (c) .................    44,915   2,245,750
   RSL Communications Ltd. (a) (c) .    36,035   1,063,032
   Winstar Communications Inc. (a)
   (c) .............................    31,970   1,246,830
                                                 ----------
                                                 8,084,974
                                                 ----------

    Total United States ............            98,220,407
                                                 ----------

     Total Common Stocks
       (cost $77,300,339) ..........           105,453,934
                                                 ----------


                                    Principal     Market
                                      Amount       Value
                                      ------       -----
Short Term Investments - 3.58%

Diversified Financial Services -
3.56%
   CIT Group Inc., 5.30%,
   01/04/1999 ......................$3,900,000  $3,898,277

Money Market Fund - 0.02%
   SSgA Money Market Fund, 4.85%
   (b) .............................    13,392      13,392
                                                 ----------

     Total Short Term Investments
       (cost $3,911,669) ...........             3,911,669
                                                 ----------


Total Investments -- 100%
   (cost $81,212,008) ..............          $109,365,603
                                               ============
--------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.


                       See notes to the financial statements.

JNL Series Trust
JNL Global Equities Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$    176,454,446
                                          ================

Investments in securities, at value ......$    239,302,664
Foreign currency ..........................      2,359,387
Receivables:
  Dividends and interest ..................         32,947
  Forward foreign currency
    exchange contracts ....................        234,505
  Foreign taxes recoverable ...............        130,516
  Fund shares sold ........................         98,093
  Investment securities sold ..............        186,545
   Reimbursement from Adviser .............         97,982
Collateral for securities loaned ..........     23,820,421
                                          ----------------
Total assets ..............................    266,263,060
                                          ----------------

Liabilities
Payables:
  Investment advisory fees ................        189,878
  Forward foreign currency
     exchange contracts ...................      1,063,333
  Fund shares redeemed ....................        152,545
  Investment securities purchased .........        561,436
Return of collateral for securities
loaned ....................................     23,820,421
Other liabilities .........................         89,959
                                          ----------------
Total liabilities .........................     25,877,572
                                          ================
Net assets ...............................$    240,385,488
                                          ================

Net assets consist of:
Paid-in capital ..........................$    179,835,657
Undistributed net investment income .......        434,865
Accumulated net realized loss on
investments
   and foreign currency related items
   on investments..........................     (1,909,005)
Net unrealized appreciation (depreciation) on:
  Investments..............................     62,848,218
  Foreign currency related items...........       (824,247)
                                          ================
Net assets ...............................$    240,385,488
                                          ================

Total shares outstanding (no par
value),
   unlimited shares authorized ............     10,870,018
                                          ================

Net asset value, offering and
redemption
  price per share ........................$          22.11
                                          ================



Statement of Operations
For the Year Ended December 31, 1998

Investment income
  Dividends ...............................$     2,030,179
  Interest ................................        721,100
  Foreign tax withholding .................       (243,317)
                                           ---------------
Total investment income ...................      2,507,962
                                           ---------------

Expenses
  Investment advisory fees ................      1,955,416
  Custodian fees ..........................        454,253
  Portfolio accounting fees ...............         42,255
  Professional fees .......................         54,730
  Other ...................................         60,729
                                           ---------------
Total operating expenses ..................      2,567,383
Less:
   Reimbursement from Adviser .............       (315,056)
                                           ---------------
Net expenses...............................      2,252,327
                                           ---------------
Net investment income .....................        255,635
                                           ---------------

Realized and unrealized gains (losses)
Net realized gain (loss) on:
  Investments .............................        630,606
  Foreign currency related items ..........     (2,531,119)
Net change in unrealized appreciation
  (depreciation) on:
  Investments .............................     45,926,872
  Foreign currency related items. .........       (758,325)
                                           ---------------
Net realized and unrealized gains .........     43,268,034
                                           ---------------

Net increase in net assets
  from operations .........................$    43,523,669
                                           ===============

                     See notes to the financial statements.

JNL Series Trust
JNL Global Equities Series

Statements of Changes in Net Assets


                                                                                                 Year ended December 31,
                                                                                             ----------------------------------
                                                                                                  1998              1997
                                                                                             ----------------  ----------------
Operations:
  Net investment income ...................................................................  $       255,635   $       350,018
  Net realized gain (loss) on:
    Investments ...........................................................................          630,606         2,328,631
    Foreign currency related items ........................................................       (2,531,119)        1,151,326
  Net change in unrealized appreciation (depreciation) on:
    Investments ...........................................................................       45,926,872        10,283,961
    Foreign currency related items ........................................................         (758,325)         (207,133)
                                                                                             ----------------  ----------------
Net increase in net assets from operations ................................................       43,523,669        13,906,803
                                                                                             ----------------  ----------------

Distributions to shareholders:
  From net investment income ..............................................................         (715,943)                -
  From net realized gains on investment transactions ......................................                -        (5,237,204)
                                                                                             ----------------  ----------------
Total distributions to shareholders .......................................................         (715,943)       (5,237,204)
                                                                                             ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ........................................................       83,519,461       109,725,346
  Reinvestment of distributions ...........................................................          715,943         5,176,815
  Cost of shares redeemed .................................................................      (37,707,917)      (21,159,959)
                                                                                             ----------------  ----------------
Net increase in net assets from share transactions ........................................       46,527,487        93,742,202
                                                                                             ----------------  ----------------

Net increase in net assets ................................................................       89,335,213       102,411,801

Net assets beginning of period ............................................................      151,050,275        48,638,474
                                                                                             ----------------  ----------------

Net assets end of period ..................................................................  $   240,385,488   $   151,050,275
                                                                                             ================  ================

Undistributed net investment income .......................................................  $       434,865   $       633,816
                                                                                             ================  ================

                     See notes to the financial statements.

JNL Series Trust
JNL Global Equities Series

Financial Highlights



                                                                                                       Period from    Period from
                                                                                                         April 1,       May 15,
                                                                         Year ended December 31,         1996 to        1995* to
                                                                      -------------------------------  December 31,    March 31,
                                                                           1998            1997            1996            1996
                                                                      ------------------------------- --------------- ------------
Selected Per Share Data

Net asset value, beginning of period.................................    $   17.48      $   15.20     $     13.75     $     10.00
                                                                      ----------------- ------------- --------------- ------------
Income from operations:
  Net investment income .............................................         0.04           0.07            0.03            0.10
  Net realized and unrealized gains on investments and
     foreign currency related items .................................         4.66           2.84            2.72            4.02
                                                                      ----------------- ------------- --------------- ------------
Total income from operations ........................................         4.70           2.91            2.75            4.12
                                                                      ----------------- ------------- --------------- ------------

Less distributions:
  From net investment income ........................................        (0.07)             -           (0.08)              -
  From net realized gains on investment transactions ................            -          (0.63)          (0.90)          (0.37)
  Return of capital .................................................            -              -           (0.32)              -
                                                                      ----------------- ------------- --------------- ------------
Total distributions .................................................        (0.07)         (0.63)          (1.30)          (0.37)
                                                                      ----------------- ------------- --------------- ------------
Net increase ........................................................         4.63           2.28            1.45            3.75
                                                                      ----------------- ------------- --------------- ------------

Net asset value, end of period ......................................   $    22.11      $   17.48     $     15.20     $     13.75
                                                                      ================= ============= =============== ============

Total Return (a) ....................................................        26.87%         19.12%          19.99%          41.51%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ..........................   $   240,385        151,050          48,638          16,141
  Ratio of net operating expenses to average net assets (b) (c) .....          1.14%          1.15%           1.14%           1.15%
  Ratio of net investment income to average net assets (b) (c) ......          0.13%          0.33%           0.37%           0.39%
  Portfolio turnover ................................................         81.46%         97.21%          52.02%         142.36%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) .........          1.30%          1.37%           1.63%           2.25%
  Ratio of net investment income (loss) to average net assets (b)....         (0.03)%         0.11%          (0.12)%         (0.71)%
------------------------------------------------------------------------------------------------------------------------------------

*      Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                           JNL GLOBAL EQUITIES SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks - 88.29%

Austria - 0.14%
Banks - 0.14%
   Bank Austria AG .................     6,593   $ 335,259

Denmark - 0.21%
Banks - 0.18%
   Kapital Holding .................     1,730      85,626
   Unidanmark A/S ..................     3,854     348,200
                                                 -----------
                                                   433,826

Transportation - 0.03%
   SAS Danmark A/S (c) .............     5,282      59,756
                                                 -----------

    Total Denmark ..................               493,582

Finland - 3.19%
Food - 0.17%
   Raisio Group Plc ................    36,582     401,763

Insurance - 0.33%
   Sampo Insurance Co. Ltd. ........    20,615     782,311

Software - 0.60%
   Tieto Corp. (c) .................    32,123   1,430,069

Telecommunications - 2.09%
   Nokia Oyj "A" ...................    41,308   5,022,742
                                                 -----------

    Total Finland ..................             7,636,885

France - 8.37%
Auto Manufacturers - 0.72%
   Renault SA ......................    38,623   1,733,925

Auto Parts & Equipment - 0.76%
   Valeo SA ........................    23,081   1,818,078

Commercial Services - 1.63%
   Vivendi (c) .....................    15,059   3,905,482

Computers - 2.11%
   Atos SA (a) .....................     5,491   1,312,105
   Cap Gemini SA (c) ...............    20,284   3,254,292
   Equant NV .......................     6,777     471,396
                                                 -----------
                                                 5,037,793

Engineering & Construction - 0.69%
   Suez Lyonnaise des Eaux .........     8,054   1,653,728

Food - 0.83%
   Group Danone ....................     6,906   1,976,319

Holding Companies - Diversified -
0.33%
   Lagardere S.C.A. ................    18,703     794,484

Pharmaceuticals - 1.27%
   Rhone-Poulene SA ................    38,175   1,963,715


                                                    Market
                                      Shares        Value
                                      ------        -----
Common Stocks (continued)

France (continued)
Pharmaceuticals (continued)
   Sanofi SA .......................     6,595  $1,085,208
                                                 -----------
                                                 3,048,923

Telecommunications - 0.03%
   Alcatel Alsthom SA ..............       561      68,632
                                                 -----------

    Total France ...................             20,037,364

Germany - 4.84%
Auto Manufacturers - 0.55%
   DaimlerChrysler AG (a) ..........    13,273   1,310,097

Banks - 0.77%
   Bayerische Vereinsbank AG .......     2,366     185,265
   Deutsche Pfandbrief &
   Hypothekenban
      AG ...........................    18,866   1,652,728
                                                 -----------
                                                 1,837,993

Chemicals - 0.39%
   Hoechst AG ......................    22,689     940,724

Insurance - 0.07%
   Ergo Versicherungs Gruppe AG (c)      1,070     176,557

Machinery - 2.76%
   Mannesmann AG ...................    57,542   6,594,577

Manufacturing - 0.13%
    VEBA AG ........................     5,154     308,325

Pharmaceuticals - 0.17%
    Merck KgaA .....................     9,215     414,692
                                                 -----------

    Total Germany ..................             11,582,965

Greece - 0.06%
Telecommunications - 0.06%
   Panafon Hellenic Telecom SA .....     5,731     153,575

Hong Kong - 0.40%
Telecommunications - 0.40%
   China Telecom Ltd. (a) ..........   548,000     951,340

Italy - 3.84%
Banks - 1.33%
   Banca Commerciale Italiana ......   184,005   1,268,655
   Banca di Roma (a) (c) ...........   804,681   1,362,670
   Credito Italiano SpA ............    94,601     560,414
                                                 -----------
                                                 3,191,739

Telecommunications - 2.51%
   Telecom Italia Mobile SpA (a) ...   197,255   1,455,448
   Telecom Italia SpA ..............   532,386   4,539,988
                                                 -----------
                                                 5,995,436
                                                 -----------
    Total Italy ....................             9,187,175

                           JNL GLOBAL EQUITIES SERIES

                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks (continued)

Japan - 6.94%
Auto Manufacturing - 0.34%
   Honda Motor Co. Ltd. ............    25,000   $ 820,433

Auto Parts and Equipment - 0.04%
   Bridgestone Corp. ...............     4,000      90,756

Beverages - 0.67%
   Kirin Brewery Co. Ltd. ..........   126,000   1,604,954

Computers - 0.40%
   Fujitsu Ltd. (c) ................    71,100     946,533

Cosmetics & Personal Care - 0.35%
   Kao Corp. .......................    37,000     834,586

Home Furnishings - 0.77%
   Sony Corp. ......................    25,300   1,841,831

Pharmaceuticals - 1.37%
   Takeda Chemical Industries ......    85,000   3,270,677

Retail - 0.41%
   Ito-Yokado Co. Ltd. .............    14,000     978,328

Semiconductors - 0.08%
   Rohm Co. Ltd. ...................     2,000     182,043

Telecommunications - 2.51%
   Nippon Telegraph & Telephone
   Corp. ...........................         7      53,994
   NTT Data Corp. (c) ..............       275   1,364,662
   NTT Mobile Communications
   Network Inc. ....................       112   4,606,811
                                                ------------
                                                 6,025,467
                                                ------------

    Total Japan ....................            16,595,608

Netherlands - 5.09%
Chemicals - 0.29%
   Akzo Nobel ......................    15,458      703,497

Computers - 0.97%
   Getronics NV ....................    46,958    2,324,530

Electronics - 0.69%
   Philips Electronics NV ..........    19,269    1,292,327
   Simac Techniek NV ...............    14,410      364,334
                                                 ------------
                                                  1,656,661

Food - 0.55%
   Koniklijke Ahold NV .............    35,621    1,315,855

Household Products - 0.44%
   Unilever NV .....................    12,209    1,043,032



                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks (continued)

Netherlands (continued)
Insurance - 0.27%
   Aegon NV ........................     5,210   $ 639,498

Media - 1.88%
   Wolters Kluwer NV ...............    21,027   4,497,072
                                                ------------

    Total Netherlands ..............            12,180,145

Norway - 0.09%
Airlines - 0.04%
   SAS Norge ASA "B" ...............    11,734      98,832

Banks - 0.05%
   Den Norske Bank ASA .............    36,015     124,656
                                                ------------

    Total Norway ...................               223,488

Portugal - 0.24%
Building Materials - 0.14%
   Cimentos de Portugal SA .........    10,385     331,653

Telecommunications - 0.10%
   Portugal Telecom SA .............     5,494     252,012
                                                ------------

    Total Portugal .................               583,665

Spain - 1.98%
Banks - 0.74%
   Banco Bibao Vizcaya .............    26,672     417,571
   Banco Central Hispanoamericano
   (c) .............................    53,883     638,846
   Corporacion Bancaria de Espana
   SA ..............................    27,840     719,899
                                                 -----------
                                                 1,776,316

Retail - 0.79%
   Tele Pizza SA (a) ...............   200,238   1,902,063

Telecommunications - 0.45%
   Telefonica SA ...................    24,023   1,066,600
                                                ------------

    Total Spain ....................             4,744,979

Sweden - 4.03%
Airlines - 0.08%
   SAS Sverige AB ..................    21,491     197,061

Auto Manufacturers - 0.10%
   Volvo AB ........................    10,916     249,899

Banks - 0.26%
   Skandinaviska Enskilda Banken ...    59,297     624,002

Commercial Services - 1.13%
   Securities AB ...................   173,800   2,695,303

Computers - 0.20%
   WM-Data AB ......................    11,219     477,769

                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks (continued)

Sweden (continued)
Health Care - 0.02%
   Ortivus AB "B" (a) ..............     5,678   $  41,232

Home Furnishings - 0.94%
   Electrolux AB "B" ...............   131,473   2,257,346

Metals & Mining - 1.04%
   Assa Abloy AB ...................    64,623   2,465,677

Pharmaceuticals - 0.25%
   Astra AB "A" ....................    22,025     448,643
   Pharmacia & Upjohn Inc. .........     2,886     161,264
                                                ------------
                                                   609,907

Telecommunications - 0.01%
   Telefonaktiebolaget LM Ericsson .       891      21,165
                                                ------------

    Total Sweden ...................             9,639,361

Switzerland - 5.41%
Banks - 0.60%
   Julius Baer Holding AG (c) ......        95     315,698
   UBS AG (a) ......................     3,656   1,123,122
                                                ------------
                                                 1,438,820

Commercial Services - 0.18%
   Adecco SA .......................       941     429,502

Insurance - 1.11%
   Baloise Holdings Ltd. ...........       804     834,025
   Schweizeriche
   Lebensversicherungs und
      Rentenanstalt ................       408     302,948
   Zurich Allied AG ................     2,037   1,508,065
                                                ------------
                                                 2,645,038

Leisure Time - 0.18%
   Kuoni Reisen AG .................       111     440,380

Pharmaceuticals - 1.90%
   Novartis ........................     1,138   2,236,733
   Roche Holding AG ................       189   2,305,918
                                                ------------
                                                 4,542,651

Telecommunications - 1.44%
   Swisscom AG (a) .................     8,229   3,444,475
                                                ------------

    Total Switzerland ..............            12,940,866

United Kingdom - 10.31%
Advertising - 0.01%
   WPP Group Plc ...................     3,255      19,739

Banks - 0.98%
   Lloyds TSB Group Plc ............   157,862   2,247,678

Beverages - 0.23%
   Diageo Plc (a) ..................    50,335     558,209


                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks  (continued)

United Kingdom (continued)
Commercial Services - 3.08%
   Capita Group Plc ................    24,844   $ 228,669
   Hays Plc ........................   283,963   2,500,422
   Rentokil Initial Plc ............   617,293   4,666,362
                                                ------------
                                                 7,395,453

Computers - 1.64%
   Logica Plc ......................   315,291   2,739,611
   Misys Plc .......................   103,494     759,999
   SEMA Group Plc ..................    43,985     433,346
                                                ------------
                                                 3,932,956

Diversified Financial Services -
0.21%
   Amvescap Plc ....................    65,618     506,934

Electronics - 0.01%
   Electrocomponents Plc ...........     5,269      34,753

Food - 0.79%
   Compass Group Plc ...............   166,226   1,897,280

Holding Companies Diversified -
0.24%
   Tomkins Plc .....................   122,660     582,834

Manufacturing - 0.73%
   Siebe Plc .......................   305,183   1,199,132
   Williams Plc ....................    96,062     549,017
                                                ------------
                                                 1,748,149

Pharmaceuticals - 0.70%
   Glaxo Wellcome Plc ..............    35,300   1,215,179
   SmithKline Beecham Plc ..........    32,489     450,274
                                                ------------
                                                 1,665,453

Software - 0.02%
   JBA Holdings Plc ................    18,513      58,439

Telecommunications - 1.67%
   Colt Telecom Group Plc (a) ......    41,967     634,490
   Energis Plc (a) .................   117,767   2,621,827
   Orange Plc (a) ..................     7,340      84,144
   Vodafone Group Plc ..............    41,333     671,601
                                                ------------
                                                 4,012,062
                                                ------------

    Total United Kingdom ...........            24,659,939

United States - 33.15%
Agriculture - 0.06%
   Delta & Pine Land Co. (c) .......     3,620     133,940

Auto Manufacturers - 0.46%
   DaimlerChrysler AG ..............    11,422   1,097,222

Beverages - 0.09%
   Coca-Cola Femsa SA-ADR (c) ......    16,125     213,656


                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks (continued)

United States (continued)
Biotechnology - 0.38%
   Monsanto Co. ....................    19,155   $ 909,863

Chemicals - 0.01%
   Solutia Inc. ....................       925      20,697

Computers - 5.81%
   Cisco Systems Inc. (a) ..........   119,700  11,109,656
   Dell Computer Corp. (a) .........     6,910     505,726
   EMC Corp. .......................     2,520     214,200
   Equant NV (a) (c)................    13,336     904,348
   International Business Machines       1,150     212,463
   Corp. ...........................
   Sun Microsystems Inc. (a) .......    11,310     968,419
                                                ------------
                                                13,914,812

Cosmetics & Personal Care - 1.15%
   Estee Lauder Cos. Inc. (c) ......    32,265   2,758,658

Electronics - 0.59%
   Philips Electronics NV - NYS ....    20,709   1,401,740

Investment Company - 0.06%
   Romania Investment Fund .........       204     148,127

Leisure Time - 0.15%
   Carnival Corp. ..................     7,395     354,960

Manufacturing - 3.20%
   Tyco International Ltd. .........   101,414   7,650,419

Media - 7.22%
   Clear Channel Communications
   Inc. ............................    27,015   1,472,318
   Comcast Corp. ...................    55,650   3,265,959
   Fox Entertainment Group Inc.
   (a) .............................     7,180     180,846
   Grupo Televisa SA-GDR (c) .......    26,415     652,120
   MediaOne Group Inc. (a) .........    12,800     601,600
   Tele-Communications Inc. (a) (c).    98,965   5,474,002
   Time Warner Inc. ................    90,940   5,643,964
                                                ------------
                                                17,290,809

Pharmaceuticals - 4.82%
   America Home Products Corp. .....    12,805     721,082
   Elan Corp. Plc - ADR (a) (c) ....    23,240   1,616,633
   Pfizer Inc. .....................    13,020   1,633,196
   Pharmacia & Upjohn Inc. .........    55,080   3,118,905
   SmithKline Beecham Plc - ADR ....    15,600   1,084,200
   Warner-Lambert Co. ..............    44,749   3,364,565
                                                ------------
                                                11,538,581

Software - 3.68%
   America Online Inc. (c) .........     1,130     163,569
   Intuit Inc. (a) (c) .............    18,710   1,356,475
   Microsoft Corp. (a) .............    52,605   7,295,656
                                                ------------
                                                 8,815,700



                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks (continued)

United States (continued)
Telecommunications - 5.47%
   AirTouch Communications Inc. (a).    25,860  $1,865,153
   Alcatel Alsthom SA - ADR (c).....    10,790     263,681
   MCI WorldCom Inc. (a) ...........    51,560   3,699,430
   Nokia Corp. - ADR ...............    36,995   4,455,585
   Qwest Communications
   International
      Inc. (a) .....................     1,695      84,750
   Telecom Argentina SA - ADR (c)...     3,255      89,513
   Telecomunicacoes Braileriras SA-
      ADR (c) ......................    15,500   1,126,656
   Telefonaktiebolaget LM Ericsson      19,552     468,026
   - ADR
   Telefonica de Argentina SA -
   ADR (c)..........................    13,840     386,655
   Telefonica SA-ADR (c)............     4,743     642,084
                                                ------------
                                                13,081,533
                                                ------------

    Total United States ............            79,330,717
                                                ------------

     Total Common Stocks
       (cost $148,602,320) .........           211,276,913
                                                ------------

Preferred Stocks - 1.55%

Brazil - 0.00%
Oil & Gas Producers - 0.00%
   Petroleo Brasileiro SA ..........       500          57

Germany - 1.55%
Auto Manufacturers - 0.54%
   Porsche AG ......................       569   1,297,371

Insurance - 0.56%
   Marschollek Laut und Partner AG .     2,336   1,331,572

Software - 0.45%
   SAP AG (a) ......................     2,278   1,086,923
                                                ------------

    Total Germany ..................             3,715,866
                                                ------------

     Total Preferred Stocks
       (cost $3,545,321) ...........             3,715,923
                                                ------------

Warrants - 0.00%

Germany - 0.00%
Insurance - 0.00%
   Muenchener Rueckversicher .......        65       3,023
                                                ------------

     Total Warrants (cost $0) ......                 3,023
                                                ------------

                                    Principal
                                      Amount
                                      ------
Short Term Investments - 10.16%

Diversified Financial Services -
5.97%
   CIT Group Inc., 5.30%,
   01/04/1999 ......................$10,000,000  9,995,583
   Household Finance Corp., 5.25%,
       01/04/1999 .................. 4,300,000   4,298,119
                                                ------------
                                                14,293,702


                                    Principal       Market
                                      Amount         Value
                                      ------         -----
Short Term Investments (continued)

U.S. Government Agencies - 4.15%
   Federal National Mortgage
   Association
      Discount Note, 5.04%,
   02/19/1999 ......................$10,000,000 $9,931,400

Money Market Fund - 0.04%
   SSgA Money Market Fund, 4.85%,
   (b) .............................    81,703      81,703
                                                ------------

     Total Short Term Investments
       (cost $24,306,805) ..........            24,306,805
                                                ------------


Total Investments - 100%
    (cost $176,454,446) ............          $239,302,664
                                              ==============
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield change daily to reflect current market conditions. Rate is the quoted yield as December 31, 1998.
(c)  All or a portion of this security has been loaned.


                     See notes to the financial statements.

JNL Series Trust
JNL/Alliance Growth Series

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$     3,824,281
                                          ================

Investments in securities, at value ......$     4,643,035
Dividends and interest receivable .........         1,809
                                          ----------------
Total assets ..............................     4,644,844
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............         2,732
   Fund shares redeemed ...................            80
   Investment securities purchased ........        56,901
Other liabilities .........................        11,926
                                          ----------------
Total liabilities .........................        71,639
                                          ================
Net assets ...............................$     4,573,205
                                          ================

Net assets consist of:
Paid-in capital ..........................$     3,787,736
Undistributed net investment income .......             -
Accumulated net realized loss
   on investments .........................       (33,285)
Net unrealized appreciation on
investments ...............................       818,754
                                          ================
Net assets................................$     4,573,205
                                          ================

Total shares outstanding (no par
value),
   unlimited shares authorized ............       344,467
                                          ================

Net asset value, offering and
redemption redemption
   price per share .......................$         13.28
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends ..............................$       18,417
   Interest ...............................         2,504
   Foreign tax withholding ................          (193)
                                           ---------------
Total investment income ...................        20,728
                                           ---------------

Expenses
   Investment advisory fees ...............        19,016
   Custodian fees .........................        13,955
   Portfolio accounting fees ..............        13,984
   Professional fees ......................         4,363
   Other ..................................           807
                                           ---------------
Total operating expenses ..................        52,125
Less:
   Reimbursement from Adviser .............       (29,429)
                                           ---------------
Net expenses ..............................        22,696
                                           ---------------
Net investment loss .......................        (1,968)
                                           ---------------

Realized and unrealized gains (losses)
Net realized loss on investments ..........       (31,317)
Net change in unrealized appreciation on
   investments ............................       818,754
                                           ---------------
Net realized and unrealized gains .........       787,437
                                           ---------------

Net increase in net assets
   from operations ........................$      785,469
                                           ===============

----------------------------------------------------------
* For period beginning March 2, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/Alliance Growth Series

Statement of Changes in Net Assets



                                               Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------

Operations:
  Net investment loss .......................  $   (1,968)
  Net realized loss on investments ..........     (31,317)
  Net change in unrealized appreciation on
     investments ............................     818,754
                                             ----------------
Net increase in net assets from
operations .................................      785,469
                                             ----------------

Distributions to shareholders:
  From net investment income................            -
  From net realized gains on investment
     transactions ..........................            -
                                             ----------------
Total distributions to shareholders ........            -
                                             ----------------

Share transactions:
  Proceeds from the sale of shares .........    5,288,197
  Reinvestment of distributions ............            -
  Cost of shares redeemed ..................   (1,500,461)
                                             ----------------
Net increase in net assets from
   share transactions ......................    3,787,736
                                             ----------------

Net increase in net assets .................    4,573,205

Net assets beginning of period .............            -
                                             ----------------

Net assets end of period ...................   $4,573,205
                                             ================

Undistributed net investment income ........   $        -
                                             ================


Financial Highlights

                                               Period from
                                                 March 2,
                                                 1998* to
                                               December 31,
                                                   1998
                                             -----------------
Selected Per Share Data

Net asset value, beginning of period .......       $10.00
                                             -----------------
Income from operations:
  Net investment loss ......................        (0.01)
  Net realized and unrealized gains on
     investments ...........................         3.29
                                             -----------------
Total income from operations ...............         3.28
                                             -----------------

Less distributions:
  From net investment income ...............            -
  From net realized gains on
     investment transactions ...............            -
                                             -----------------
Total distributions ........................            -
                                             -----------------
Net increase ...............................         3.28
                                             -----------------

Net asset value, end of period .............       $13.28
                                             =================

Total Return (a) ...........................        32.80%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) ...............................       $4,573
  Ratio of net operating expenses to
  average
     net assets (b) (c) ....................        0.925%
  Ratio of net investment loss to average
     net assets (b) (c) ....................        (0.08)%
  Portfolio turnover .......................       136.69%


Ratio information assuming no
   expense reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ...................         2.13%
  Ratio of net investment loss to average
     net assets (b) ........................        (1.28)%

--------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Advisor's expense reimbursement.


                     See notes to the financial statements.

                           JNL/ALLIANCE GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks -- 98.56%

Aerospace & Defense -- 1.52%
   United Technologies Corp. .......       650   $  70,687

Airlines -- 2.14%
   Delta Air Lines Inc. ............       400      20,800
   Northwest Airlines Corp.(a) .....     1,200      30,675
   UAL Corp.(a) ....................       800      47,750
                                                 ---------
                                                    99,225

Banks -- 3.10%
   BankAmerica Corp. ...............     1,150      69,144
   Fifth Third Bancorp .............       300      21,394
   U.S. Bancorp ....................     1,500      53,250
                                                 ---------
                                                   143,788

Computers -- 14.49%
   Cisco Systems Inc.(a) ...........     2,300     213,469
   Dell Computer Corp.(a) ..........     3,600     263,475
   EMC Corp. .......................     1,800     153,000
   Sun Microsystems Inc.(a) ........       500      42,812
                                                 ---------
                                                   672,756

Cosmetics & Personal Care -- 0.80%
   Colgate-Palmolive Co. ...........       400      37,150

Diversified Financial Services --
8.84%
   Associates First Capital Corp. ..     2,300      97,462
   Citigroup Inc. ..................       325      16,087
   Federal Home Loan Mortgage Corp.      1,100      70,881
   Federal National Mortgage
   Association......................       700      51,800
   MBNA Corp. ......................     5,000     124,688
   Morgan Stanley Dean Witter & Co.        700      49,700
                                                 ---------
                                                   410,618

Electronics -- 0.78%
   AMP Inc. ........................       700      36,444

Food -- 1.04%
   Kroger Co. ......................       800      48,400

Insurance -- 1.86%
   American International Group
   Inc. ............................       200      19,325
   Progressive Corp. ...............       300      50,813
   SunAmerica Inc. .................       200      16,225
                                                 ---------
                                                    86,363

Manufacturing -- 5.70%
   General Electric Co. ............       300      30,619
   Tyco International Ltd. .........     3,100     233,856
                                                 ---------
                                                   264,475

Media -- 2.09%
   Liberty Media Group (a) .........     1,750      80,609
   TCI Group (a) ...................       300      16,594
                                                 ---------
                                                    97,203

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Pharmaceuticals -- 12.94%
   Bristol-Myers Squibb Co. ........     1,300   $ 173,956
   Merck & Co. Inc. ................       300      44,306
   Pfizer Inc. .....................     1,500     188,156
   Schering-Plough Corp. ...........     2,700     149,175
   Warner-Lambert Co. ..............       600      45,113
                                                 ---------
                                                   600,706

Retail -- 14.75%
   Dayton Hudson Corp. .............     2,250     122,063
   Home Depot Inc. .................     4,330     264,942
   Kohl's Corp. (a) ................     1,200      73,725
   Lowe's Cos. Inc. ................       900      46,069
   Rite Aid Corp. ..................       800      39,650
   Wal-Mart Stores Inc. ............     1,700     138,444
                                                 ---------
                                                   684,893

Savings & Loans -- 1.65%
   Washington Mutual Inc. ..........     2,000      76,375

Semiconductors -- 3.06%
   Intel Corp. .....................     1,200     142,275

Software -- 5.93%
   America Online Inc. .............       100      14,475
   HBO & Co. .......................     2,900      83,194
   IMS Health Inc. .................       700      52,806
   Microsoft Corp.(a) ..............       900     124,819
                                                 ---------
                                                   275,294

Telecommunications -- 15.91%
   AirTouch Communications Inc. (a)      3,300     238,012
   Lucent Technologies Inc. ........       900      99,000
   MCI WorldCom Inc.(a) ............     1,400     100,450
   Nokia Corp. - ADR ...............     2,500     301,094
                                                 ---------
                                                   738,556

Tobacco -- 1.96%
   Philip Morris Cos. Inc. .........     1,700      90,950
                                                 ---------

     Total Common Stocks
      (cost $3,757,404) ............             4,576,158
                                                 ---------

Short Term Investments -- 1.44%

Money Market Fund -- 1.44%
   SSgA Money Market Fund, 4.85%
   (b) .............................    66,877      66,877
                                                 ---------

     Total Short Term Investments
       (cost $66,877) ..............                66,877
                                                 ---------

Total Investments -- 100%
   (cost $3,824,281) ...............            $4,643,035
                                                ==========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.

                     See notes to the financial statements.

JNL Series Trust
JNL/Alger Growth Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$    120,666,132
                                          ================

Investments in securities, at value ......$    163,350,327
Receivables:
   Dividends and interest .................         38,799
   Fund shares sold .......................        101,750
   Investment securities sold .............      5,027,630
Collateral for securities loaned ..........     16,453,167
                                          ----------------
Total assets ..............................    184,971,673
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        126,846
   Fund shares redeemed ...................         72,912
   Investment securities purchased ........      3,342,573
Return of collateral for securities
loaned ....................................    16,453,167
Other liabilities .........................         27,876
                                          ----------------
Total liabilities .........................     20,023,374
                                          ----------------
Net assets ...............................$    164,948,299
                                          ================

Net assets consist of:
Paid-in capital ..........................$    112,256,917
Undistributed net investment income .......             -
Accumulated net realized gain
   on investments .........................     10,007,187
Net unrealized appreciation on
investments ...............................    42,684,195
                                          ================
Net assets ...............................$    164,948,299
                                          ================

Total shares outstanding (no par
value),
   unlimited shares authorized ............      8,705,934
                                          ================

Net asset value, offering and
redemption
   price per share .......................$          18.95
                                          ================


Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends ..............................$       689,434
   Interest ...............................        549,412
   Foreign tax withholding ................         (3,015)
                                           ---------------
Total investment income ...................      1,235,831
                                           ---------------

Expenses
   Investment advisory fees ...............      1,159,596
   Custodian fees .........................         22,192
   Portfolio accounting fees ..............         24,591
   Professional fees ......................         31,456
   Other ..................................         25,816
                                           ---------------
Total operating expenses ..................      1,263,651
Less:
   Reimbursement from Adviser .............              -
                                           ---------------
Net expenses ..............................      1,263,651
                                           ---------------
Net investment loss .......................        (27,820)
                                           ---------------

Realized and unrealized gains
Net realized gain on investments...........     15,637,621
Net change in unrealized appreciation
   on investments .........................     30,926,299
                                           ---------------
Net realized and unrealized gains .........     46,563,920
                                           ---------------

Net increase in net assets
   from operations ........................$    46,536,100
                                           ===============

                     See notes to the financial statements.

JNL Series Trust
JNL/Alger Growth Series

Statements of Changes in Net Assets


                                                                                                Year ended December 31,
                                                                                            ----------------------------------
                                                                                                 1998              1997
                                                                                            ----------------  ----------------

Operations:
  Net investment loss ....................................................................  $       (27,820)  $       (44,675)
  Net realized gain on investments .......................................................       15,637,621         5,005,844
  Net change in unrealized appreciation on investments ...................................       30,926,299         8,093,212
                                                                                            ----------------  ----------------
Net increase in net assets from operations ...............................................       46,536,100        13,054,381
                                                                                            ----------------  ----------------

Distributions to shareholders:
  From net investment income .............................................................                -                 -
  From net realized gains on investment transactions .....................................       (6,697,670)       (3,165,534)
                                                                                            ----------------  ----------------

Total distributions to shareholders ......................................................       (6,697,670)       (3,165,534)
                                                                                            ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares .......................................................       71,371,106        45,948,085
  Reinvestment of distributions ..........................................................                          3,096,106
                                                                                                  6,697,670
  Cost of shares redeemed ................................................................      (38,835,754)      (11,308,282)
                                                                                            ----------------  ----------------
Net increase in net assets from share transactions .......................................       39,233,022        37,735,909
                                                                                            ----------------  ----------------

Net increase in net assets ...............................................................       79,071,452        47,624,756

Net assets beginning of period ...........................................................       85,876,847        38,252,091
                                                                                            ----------------  ----------------

Net assets end of period .................................................................  $   164,948,299   $    85,876,847
                                                                                            ================  ================

Undistributed net investment income ......................................................  $             -   $             -
                                                                                            ================  ================

                     See notes to the financial statements.

JNL Series Trust
JNL/Alger Growth Series

Financial Highlights


                                                                                                        Period from     Period from
                                                                                                         April 1,       October 16,
                                                                          Year ended December 31,         1996 to        1995* to
                                                                       ------------------------------  December 31,      March 31,
                                                                           1998            1997             1996            1996
                                                                       --------------  --------------  --------------  ------------
Selected Per Share Data

Net asset value, beginning of period ................................  $     13.56     $   11.16       $   10.38       $   10.00
                                                                       --------------  --------------  --------------  ------------
Income from operations:
  Net investment loss ...............................................           -           (0.01)              -               -
  Net realized and unrealized gains on investments ..................          6.20          2.93            0.78            0.38
                                                                       --------------  --------------  --------------  ------------
Total income from operations ........................................          6.20          2.92            0.78            0.38
                                                                       --------------  --------------  --------------  ------------

Less distributions:
  From net investment income ........................................           -               -               -               -
  From net realized gains on investment transactions ................         (0.81)        (0.52)              -               -
                                                                       --------------  --------------  --------------  ------------
Total distributions .................................................         (0.81)        (0.52)              -               -
                                                                       --------------  --------------  --------------  ------------
Net increase ........................................................          5.39          2.40            0.78            0.38
                                                                       --------------  --------------  --------------  ------------

Net asset value, end of period ......................................  $      18.95    $    13.56      $    11.16      $    10.38
                                                                       ==============  ==============  ==============  ============

Total Return (a) ....................................................         45.66%        26.20%           7.51%           3.80%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ..........................  $    164,948       85,877           38,252            8,649
  Ratio of net operating expenses to average net assets (b) (c) .....          1.06%        1.10%            1.07%            1.03%

  Ratio of net investment loss to average net assets (b) (c) ........         (0.02)%       (0.07)%         (0.02)%          (0.17)%
  Portfolio turnover ................................................        121.39%       125.44%          59.92%           50.85%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) .........          1.06%         1.10%           1.19%           1.89%
  Ratio of net investment loss to average net assets (b) ............         (0.02)%       (0.07)%         (0.14)%         (1.03)%

------------------------------------------------------------------------------------------------------------------------------------

*      Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                             JNL/ALGER GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 88.45%

Airlines - 0.73%
   US Airways Group Inc. (a) .......    23,000  $1,196,000

Banks - 4.00%
   Bank of New York Co. Inc. .......    20,500     825,125
   BankAmerica Corp.................    39,000   2,344,875

   First Union Corp. ...............    27,100   1,648,019
   Firstar Corp. ...................    10,488     978,006
   State Street Corp. ..............    10,700     744,319
                                                ----------
                                                 6,540,344

Biotechnology - 0.53%
   Biogen Inc. (a) .................    10,400     863,200

Commercial Services - 1.03%
   McKesson HBOC Inc. (c) ..........    21,200   1,676,125

Computers - 10.99%
   Ascend Communications Inc. (a)
   (c) .............................    39,800   2,616,850
   Cisco Systems Inc. (a) ..........    24,875   2,308,711
   Compaq Computer Corp. ...........    39,600   1,660,725
   Dell Computer Corp. (a) .........    47,600   3,483,725
   EMC Corp. .......................    36,000   3,060,000
   International Business Machines
   Corp. ...........................    26,100   4,821,975
                                                ----------
                                                17,951,986

Diversified Financial Services -
8.39%
   Citigroup Inc. ..................    82,500   4,083,750
   Federal Home Loan Mortgage Corp.     47,400   3,054,338
   Household International Inc. ....    82,500   3,269,062
   Morgan Stanley Dean Witter & Co.     46,500   3,301,500
                                                ----------
                                                13,708,650

Environmental Control - 3.15%
   Waste Management Inc. ...........   110,500   5,152,062

Food - 4.45%
   Kroger Co. ......................    66,900   4,047,450
   Safeway Inc. (a) ................    53,000   3,229,687
                                                ----------
                                                 7,277,137

Health Care - 1.95%
   Medtronic Inc. ..................    42,800   3,177,900

Insurance - 2.71%
   American International Group
   Inc. ............................    37,350   3,608,944
   SunAmerica Inc. .................    10,100     819,362
                                                ----------
                                                 4,428,306

Leisure Time - 1.18%
   Carnival Corp. ..................    40,000   1,920,000

Manufacturing - 3.80%
   Corning Inc. ....................    18,600     837,000
   Tyco International Ltd. .........    71,140   5,366,624
                                                ----------
                                                 6,203,624


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Media - 2.56%
   Comcast Corp. ...................    56,800  $3,333,450
   Cox Communications Inc. (a) (c) .    12,200     843,325
                                                ----------
                                                 4,176,775

Pharmaceuticals - 15.09%
   Bristol-Myers Squibb Co. ........    11,800   1,578,987
   Cardinal Health Inc. (c) ........    36,150   2,742,881
   Elan Corp. Plc - ADR (a) (c) ....     9,500     660,844
   Eli Lilly & Co. .................    31,900   2,835,113
   Merck & Co. Inc. ................    25,500   3,766,031
   Pfizer Inc. .....................    36,500   4,578,469
   Schering-Plough Corp. ...........    39,000   2,154,750
   SmithKline Beecham Plc - ADR ....    31,800   2,210,100
   Warner-Lambert Co. ..............    54,900   4,127,794
                                                ----------
                                                24,654,969

Retail - 10.82%
   Costco Cos. Inc. ................    24,000   1,732,500
   CVS Corp. .......................    42,400   2,332,000
   Fred Meyer Inc. (a) .............    13,200     795,300
   Home Depot Inc. (c) .............    88,500   5,415,094
   Office Depot Inc. (a) ...........    21,400     790,463
   Staples Inc. (a) ................    59,800   2,612,512
   Wal-Mart Stores Inc. ............    49,000   3,990,438
                                                ----------
                                                17,668,307

Semiconductors - 3.75%
   Intel Corp. .....................    38,600   4,576,513
   Texas Instruments Inc. ..........    18,200   1,557,237
                                                ----------
                                                 6,133,750

Softwares - 7.50%
   America Online Inc. (c) .........    26,800   3,879,300
   Compuware Corp. (a) .............    22,400   1,750,000
   IMS Health Inc. (c) .............    26,000   1,961,375
   Microsoft Corp. (a) .............    33,600   4,659,900
                                                ----------
                                                12,250,575

Telecommunications - 4.16%
   MCI WorldCom Inc. (a) ...........    66,400   4,764,200
   Telefonaktiebolaget LM Ericsson -
      ADR ..........................    85,200   2,039,475
                                                ----------
                                                 6,803,675

Transportation - 1.66%
   Kansas City Southern Industries
   Inc. ............................    55,000   2,705,312
                                                ----------

     Total Common Stocks
       (cost $101,804,502) .........           144,488,697
                                               -----------

                     See notes to the financial statements.

                             JNL/ALGER GROWTH SERIES

                                       Principal    Market
                                        Amount       Value
                                        ------       -----
Short Term Investments - 11.55%

Banks - 2.26%
   Bayerische Vereinsbank AG,
   5.80%, 01/05/1999 ...............$1,200,000  $1,199,227
   Halifax Plc, 5.70%, 01/06/1999 .. 2,500,000   2,498,021
                                                ----------
                                                 3,697,248

Commercial Services - 1.53%
   Hertz Corp., 5.70%, 01/07/1999 .. 2,500,000   2,497,625

Diversified Financial Services -
3.43%
   Montauk Fund Corp., 5.70%,
      01/06/1999 ................... 1,600,000   1,598,733
   Twin Towers Inc., 4.95%,          2,000,000   1,996,700
   01/13/1999 ......................
   Wood Street Funding Corp.,
   5.05%,                            2,000,000   1,998,317
      01/07/1999 ...................
                                                ----------
                                                 5,593,750

Holding Companies - Diversified -
1.22%
   Republic Industries Funding
   Corp.,
      5.75%, 01/11/1999 ............ 2,000,000   1,996,805

                                    Principal       Market
                                      Amount         Value
                                      ------         -----
Short Term Investments (continued)

Money Market Fund - 0.36%
   SSgA Money Market Fund, 4.85%
   (b) .............................$  581,843  $  581,843

Oil & Gas Producers - 1.53%
   New Jersey Natural Gas Co.,
   5.67%,
      01/05/1999 ................... 2,500,000   2,498,425

Telecommunications - 1.22%
   Ameritech Corp., 5.63%,
   01/14/1999 ...................... 2,000,000   1,995,934
                                                ----------

     Total Short Term Investments
       (cost $18,861,630) ..........            18,861,630
                                                ----------

Total Investments  -- 100%
   (cost $120,666,132) .............          $163,350,327
                                              ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.

                     See notes to the financial statements.

JNL Series Trust
JNL/Eagle Core Equity Series

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$     31,321,868
                                          ================

Investments in securities, at value ......$     37,300,025
Receivables:
   Dividends and interest .................        52,647
   Fund shares sold .......................        77,874
   Investment securities sold .............        14,400
Collateral for securities loaned ..........     8,060,604
                                          ----------------
Total assets ..............................    45,505,550
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        26,900
   Fund shares redeemed ...................        68,270
   Investment securities purchased ........       153,522
Call options written, at value
   (Premiums received $10,456) ............         7,013
Return of collateral for securities
loaned ....................................     8,060,604
Other liabilities .........................        20,559
                                          ----------------
Total liabilities .........................     8,336,868
                                          ================
Net assets ...............................$     37,168,682
                                          ================

Net assets consist of:
Paid-in capital ..........................$     32,050,642
Undistributed net investment income .......        20,858
Accumulated net realized loss
   on investments .........................      (884,418)
Net unrealized appreciation on:
   Investments ............................     5,978,157
   Foreign currency related items .........             -
   Options written ........................         3,443
                                          ----------------
Net assets ...............................$     37,168,682
                                          ================

Total shares outstanding (no par
   value), unlimited shares authorized ...       2,336,646
                                          ================

Net asset value, offering and
   redemption price per share.............$          15.91
                                          ================

Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends ..............................$       384,552
   Interest ...............................         97,319
   Foreign tax withholding ................         (4,270)
                                           ---------------
Total investment income ...................        477,601
                                           ---------------

Expenses
   Investment advisory fees ...............        202,790
   Custodian fees .........................         22,403
   Portfolio accounting fees ..............         24,568
   Professional fees ......................          8,642
   Other ..................................          5,876
                                           ---------------
Total operating expenses ..................        264,279
Less:
   Reimbursement from Adviser .............        (27,691)
                                           ---------------
Net expenses ..............................        236,588
                                           ---------------
Net investment income .....................        241,013
                                           ---------------

Realized and unrealized gains (losses) Net realized loss on:
   Investments ............................       (870,107)
   Options written ........................         (7,111)
Net change in unrealized appreciation
(depreciation) on:
   Investments ............................      4,476,032
   Foreign currency related items .........             (2)
   Options written ........................          2,986
                                           ---------------
Net realized and unrealized gains .........      3,601,798
                                           ---------------

Net increase in net assets
   from operations ........................$     3,842,811
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
JNL/Eagle Core Equity Series

Statements of Changes in Net Assets


                                                                                            Year ended December 31,
                                                                                        ----------------------------------
                                                                                             1998              1997
                                                                                        ----------------  ----------------

Operations:
  Net investment income ..............................................................  $       241,013     $      67,995
  Net realized gain (loss) on:
     Investments .....................................................................         (870,107)          233,207
     Options written .................................................................           (7,111)                -
  Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................................        4,476,032         1,423,310
     Foreign currency related items ..................................................               (2)                2
     Options written .................................................................            2,986                 -
                                                                                        ----------------  ----------------
Net increase in net assets from operations ...........................................        3,842,811         1,724,514
                                                                                        ----------------  ----------------

Distributions to shareholders:
  From net investment income .........................................................         (220,267)          (67,862)
  From net realized gains on investment transactions .................................          (43,918)         (190,309)
                                                                                        ----------------  ----------------
Total distributions to shareholders ..................................................         (264,185)         (258,171)
                                                                                        ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ...................................................       28,178,113         8,561,855
  Reinvestment of distributions ......................................................          264,185           227,752
  Cost of shares redeemed ............................................................       (6,748,710)         (313,679)
                                                                                        ----------------  ----------------
Net increase in net assets from share transactions ...................................       21,693,588         8,475,928
                                                                                        ----------------  ----------------

Net increase in net assets ...........................................................       25,272,214         9,942,271

Net assets beginning of period .......................................................       11,896,468         1,954,197
                                                                                        ----------------  ----------------

Net assets end of period .............................................................  $    37,168,682    $   11,896,468
                                                                                        ================  ================

Undistributed net investment income ..................................................  $        20,858    $          133
                                                                                        ================  ================

                     See notes to the financial statements.

JNL Series Trust
JNL/Eagle Core Equity Series

Financial Highlights



                                                                                                         Period from
                                                                                                        September 16,
                                                                            Year ended December 31,        1996* to
                                                                         ------------------------------- December 31,
                                                                              1998           1997            1996
                                                                         ----------------------------------------------
Selected Per Share Data

Net asset value, beginning of period ...............................       $   13.75           10.62          10.00
                                                                         ----------------------------------------------
Income from operations:
  Net investment income ............................................            0.10            0.08           0.03
  Net realized and unrealized gains on investments and
     foreign currency related items ................................            2.17            3.35           0.62
                                                                         ----------------------------------------------
Total income from operations .......................................            2.27            3.43           0.65
                                                                         ----------------------------------------------

Less distributions:
  From net investment income .......................................           (0.09)          (0.08)         (0.03)

  From net realized gains on investment transactions ...............           (0.02)          (0.22)             -
                                                                         ----------------------------------------------
Total distributions ................................................           (0.11)          (0.30)         (0.03)
                                                                         ----------------------------------------------
Net increase .......................................................            2.16            3.13           0.62
                                                                         ----------------------------------------------

Net asset value, end of period .....................................      $    15.91           13.75          10.62
                                                                         ==============================================

Total Return (a) ...................................................           16.54%          32.35%          6.47%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) .........................      $   37,169          11,896          1,954
  Ratio of net operating expenses to average net assets (b) (c) ....            1.05%           1.05%          1.05%
  Ratio of net investment income to average net assets (b) (c) .....            1.07%           1.00%          1.10%
  Portfolio turnover ...............................................           67.04%          51.48%          1.36%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
   Ratio of net operating expenses to average net assets (b) .......            1.17%           1.54%          4.57%
   Ratio of net investment income (loss) to average net assets (b) .            0.95%           0.51%         (2.42)%

----------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1996.
(b)  Annualized for the period ended December 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                          JNL/EAGLE CORE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 91.45%

Advertising - 1.99%
   Omnicom Group Inc (c) (d) .......    12,800   $ 742,400

Aerospace & Defense - 1.54%
   Raytheon Co. "B" ................    10,800     575,100

Apparel - 0.20%
   Nike Inc. .......................     1,800      73,012

Banks - 2.98%
   BankAmerica Corp. ...............       800      48,100
   Chase Manhattan Corp. ...........     6,000     408,375
   First Union Corp. ...............     7,500     456,094
   Mellon Bank Corp. ...............     2,900     199,375
                                               -----------
                                                 1,111,944

Chemicals - 0.39%
   Morton International Inc. .......     6,000     147,000

Commercial Services - 1.38%
   Paychex Inc. ....................    10,000     514,375

Computers - 6.87%
   Cisco Systems Inc. (a) ..........     8,000     742,500
   Dell Computer Corp. (a) .........     6,000     439,125
   Electronic Data Systems Corp. ...    10,000     502,500
   EMC Corp. (c) ...................     6,000     510,000
   International Business Machines
   Corp. ...........................     2,000     369,500
                                               -----------
                                                 2,563,625

Distribution & Wholesale - 0.39%
   Unisource Worldwide Inc. ........    20,000     145,000

Diversified Financial Services -
8.13%
   American Express Co. ............     4,000     409,000
   Citigroup Inc. ..................     8,049     398,425
   Federal Home Loan Mortgage Corp.
   (c) .............................    15,500     998,781
   Federal National Mortgage
      Association (c) (d) ..........     8,800     651,200
   SLM Holding Corp. (c) ...........    12,000     576,000
                                               -----------
                                                 3,033,406

Electric - 1.21%
   FPL Group Inc. ..................     2,700     166,388
   PacifiCorp ......................     4,500      94,781
   Sierra Pacific Resources ........     5,000     190,000
                                               -----------
                                                   451,169

Electronics - 1.24%
   Philips Electronics NV (c) ......     6,800     460,275

Environmental Control - 1.63%
   Waste Management Inc. (c) .......    13,000     606,125

Food - 2.72%
   ConAgra Inc. (c) ................     6,500     204,750
   H. J. Heinz Co. (d) .............     3,300     186,863
   Safeway Inc. (a) ................     7,500     457,031

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Food (continued)
   SYSCO Corp. .....................     6,000   $ 164,625
                                               -----------

                                                 1,013,269

Forest Products & Paper - 0.81%
   International Paper Co. .........     3,300     147,881
   Schweitzer-Mauduit International
   Inc. ............................    10,000     154,375
                                               -----------
                                                   302,256

Health Care - 4.45%
   Bausch & Lomb Inc. ..............      1,800    108,000
   Columbia/HCA Healthcare Corp.
   (c) .............................     18,000    445,500
   Guidant Corp. (c) ...............      5,000    551,250
   HEALTHSOUTH Corp. (a) (c) .......    22,500     347,344
   Humana Inc. (a) (c) .............    11,700     208,406
                                               -----------
                                                 1,660,500

Household Products - 2.05%
   Clorox Co. (c)...................     3,000     350,437
   Fortune Brands Inc. .............     9,000     284,625
   Libbey Inc. .....................     4,500     130,219
                                               -----------
                                                   765,281

Insurance - 3.95%
   Aetna Inc. ......................     7,300     573,962
   American International Group
   Inc. ............................     5,000     483,125
   SAFECO Corp. (c) ................     5,000     214,688
   TIG Holdings Inc. ...............    13,000     202,313
                                               -----------
                                                 1,474,088

Iron & Steel - 1.19%
   Allegheny Teledyne Inc. .........    17,500     357,656
   British Steel Plc ADR (c) .......     6,000      87,750
                                               -----------
                                                   445,406

Leisure Time - 0.40%
   Mattel Inc. (c) .................     6,500     148,281

Lodging - 0.12%
   Starwood Hotels & Resorts (a)
   (c) .............................    2 ,000      45,375

Manufacturing - 3.37%
   General Electric Co. ............     6,700     683,819
   Harsco Corp. ....................     3,600     109,575
   Illinois Tool Works Inc. (c) ....     8,000     464,000
                                               -----------
                                                 1,257,394

Oil & Gas Producers - 7.78%
   Amoco Corp. .....................       500      30,187
   Ashland Inc. ....................     6,500     314,437
   Baker Hughes Inc. ...............     6,500     114,969
   BP Amoco Plc ADR (c) ............     4,100     367,463
   Exxon Corp. .....................     3,500     255,937
   Input/Output Inc. (a) ...........    20,000     146,250
   MCN Energy Group Inc. (c) .......    17,500     333,594
   Mobil Corp. .....................     2,200     191,675
   Royal Dutch Petroleum Co. - NYS
   (c) .............................     5,500     263,313

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Oil & Gas Producers (continued)
   Sonat Inc. (c) ..................    12,200   $ 330,163
   UGI Corp. .......................     7,400     175,750
   WICOR Inc. ......................     8,000     174,500
   Williams Cos. Inc. (c) ..........     6,500     202,719
                                               -----------
                                                 2,900,957

Pharmaceuticals - 9.16%
   Abbott Laboratories .............     3,700     181,300
   American Home Products Corp. ....     3,600     202,725
   Bristol-Myers Squibb Co. ........     5,300     709,206
   Cardinal Health Inc. (c) ........     4,500     341,437
   Merck & Co. Inc .................     1,400     206,762
   Pfizer Inc. .....................     4,000     501,750
   Pharmacia & Upjohn Inc. (d) .....     4,600     260,475
   Schering-Plough Corp. ...........     8,000     442,000
   Warner-Lambert Co. ..............     7,600     571,425
                                               -----------
                                                 3,417,080

Real Estate - 1.91%
   Centertrust Retail Properties
   Inc. (c) ........................     5,900      72,275
   Health Care Property Investors
   Inc. ............................     2,500      76,875
   Highwoods Properties Inc. .......     1,600      41,200
   Mack-Cali Realty Corp. ..........     2,000      61,750
   PS Business Parks Inc. (c) ......     3,300      78,788
   Rouse Co. .......................     3,000      82,500
   Security Capital Group Inc. (a) .     8,500     115,281
   Spieker Properties Inc. .........     2,000      69,250
   Sun Communities Inc. ............     2,400      83,550
   Tower Realty Trust Inc. .........     1,500      30,188
                                               -----------
                                                   711,657

Retail - 10.16%
   Federated Department Stores Inc.
   (a) (c) .........................     7,000     304,937
   Gap Inc. ........................    15,000     843,750
   Home Depot Inc. (c) .............    10,000     611,875
   Intimate Brands Inc. (c) ........     7,200     215,100
   Kohl's Corp. (a) (c).............     8,000     491,500
   Toys "R" Us Inc. (a) (c) ........    30,000     506,250
   Wal-Mart Stores Inc. (c) ........     5,000     407,188
   Walgreen Co. ....................     7,000     409,938
                                               -----------
                                                 3,790,538

Software - 1.49%
   Microsoft Corp. (a) .............     4,000     554,750

Telecommunications - 7.95%
   ALLTEL Corp. ....................     3,300     197,381
   BellSouth Corp. .................    10,200     508,725
   GTE Corp. .......................     2,900     188,500
   Lucent Technologies Inc. ........     5,000     550,000
   MCI WorldCom Inc. (a) (c) .......    10,000     717,500
   Nokia Corp. - ADR (c) ...........     4,000     481,750
   SBC Communications Inc. .........     6,000     321,750
                                               -----------
                                                 2,965,606



                                                    Market
                                      Shares         Value
                                      ------         -----
Common Stocks (continued)

Tobacco - 5.40%
   Dimon Inc. (c)...................    65,000   $ 483,437
   Philip Morris Cos. Inc. .........    11,700     625,950
   RJR Nabisco Holdings Corp. ......    17,000     504,688
   UST Inc. ........................    11,500     401,063
                                               -----------
                                                 2,015,138

Water - 0.59%
   American Water Works Co. Inc.
   (c) .............................     6,500     219,375
                                               -----------

     Total Common Stocks
       (cost $28,149,893) ..........            34,110,382
                                               -----------

Preferred Stocks - 3.50%

Banks - 0.23%
   Jefferson Pilot "NB" Aces .......       800      83,600

Diversified Financial Services -
1.49%
   Coltec Capital Trust (144a) .....     1,200      51,750
   Kmart Financing I ...............     3,500     202,781
   MCN Energy Group Inc. (c) .......     2,700      94,331
   Wendy's Financing I (c) .........     4,000     208,000
                                               -----------
                                                   556,862

Electronics - 0.40%
   Houston Industries Inc. .........     1,400     148,925

Holding Companies - Diversified -
0.46%
   Ralston Purina Group ............     3,300     172,425

Media - 0.45%
   MediaOne Group ..................     2,500     166,250

Software - 0.47%
   Microsoft Corp. (c) .............     1,800     175,950
                                               -----------

     Total Preferred Stocks
       (cost $1,271,922) ...........             1,304,012
                                               -----------

                                    Principal
                                      Amount
                                      ------
Corporate Bonds - 0.48%

Auto Parts & Equipment - 0.27%
   Magna International Inc., 4.875%,
      02/15/2005 ................... $ 100,000     102,250

Commercial Services - 0.21%
   Interim Services Inc., 4.50%,
      06/01/2005 ...................    90,000      78,862
                                               -----------

     Total Corporate Bonds
       (cost $195,534) .............               181,112
                                               -----------

                          JNL/EAGLE CORE EQUITY SERIES

                                       Principal    Market
                                        Amount       Value
                                        ------       -----
Short Term Investments - 4.57%

Money Market Funds - 4.57%
   SSgA Money Market Fund, 4.85% (b)  $852,260   $ 852,260
   SSgA Government Money Market
   Fund, 4.68% (b) .... .............  852,259     852,259
                                               -----------

     Total Short Term Investments
       (cost $1,704,519) ...........             1,704,519
                                               -----------

Total Investments - 100%
   (cost $31,321,868) ..............           $37,300,025
                                               ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.

(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.

(c)  All or a portion of this security has been loaned.

(d) All or a portion of this security has been pledged to cover call options written.






                        SCHEDULE OF CALL OPTIONS WRITTEN
                                December 31, 1998

Contracts
(100 Shares                                                               Market
per Contract)                                                              Value
-------------                                                              -----

   4            Federal National Mortgage Association
                     Expiration January 1999, Exercise Price $75.....  $   (500)

   10           H.J. Heinz Co.
                     Expiration January 1999, Exercise Price $60 .....     (313)

   10           Omnicom Group Inc.
                     Expiration January 1999, Exercise Price $55 .....   (3,500)

   12           Pharmacia & Upjohn Inc.
                      Expiration January 1999, Exercise Price $55 ....   (2,700)

                                                                        $(7,013)
                                                                        ========

                     See notes to the financial statements.

JNL Series Trust
JNL/Eagle SmallCap Equity Series

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost        $     33,830,290
                                          ================

Investments in securities, at value       $     35,618,497
Receivables:
   Dividends and interest .................        23,180
   Fund shares sold .......................        37,682
Collateral for securities loaned ..........     7,289,685
                                          ----------------
Total assets ..............................    42,969,044
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        26,247
   Fund shares redeemed ...................        25,086
   Investment securities purchased ........       653,652
Return of collateral for securities
loaned ....................................     7,289,685
Other liabilities .........................        21,874
                                          ----------------
Total liabilities .........................     8,016,544
                                          ================
Net assets ...............................$     34,952,500
                                          ================

Net assets consist of:
Paid-in capital ..........................$     33,236,361
Undistributed net investment income .......             -
Accumulated net realized loss on
investments................................        (72,068)
Net unrealized appreciation on
investments ...............................      1,788,207
                                          ================
Net assets ...............................$     34,952,500
                                          ================

Total shares outstanding (no par
   value), unlimited shares authorized ...       2,358,526
                                          ================

Net asset value, offering and
   redemption price per share.............           14.82
                                          ================

Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends ..............................$        63,072
   Interest ...............................         92,882
                                           ---------------
Total investment income ...................        155,954
                                           ---------------

Expenses
   Investment advisory fees ...............        219,120
   Custodian fees .........................         12,032
   Portfolio accounting fees ..............         24,568
   Professional fees ......................          7,957
   Other ..................................          6,003
                                           ---------------
Total operating expenses ..................        269,680
Less:
   Reimbursement from Adviser .............        (15,962)
                                           ---------------
Net expenses ..............................        253,718
                                           ---------------
Net investment loss .......................        (97,764)
                                           ---------------

Realized and unrealized gains (losses)
Net realized loss on investments ..........        (66,256)
Net change in unrealized appreciation on
   investments ............................        352,762
                                           ---------------
Net realized and unrealized gains .........        286,506
                                           ---------------

Net increase in net assets resulting
   from operations ........................$       188,742
                                           ===============

                     See notes to the financial statements.

JNL Series Trust
JNL/Eagle SmallCap Equity Series

Statements of Changes in Net Assets


                                                                                               Year ended December 31,
                                                                                           ----------------------------------
                                                                                                1998              1997
                                                                                           ----------------  ----------------

Operations:
  Net investment loss ...................................................................  $       (97,764)   $      (40,539)
  Net realized gain (loss) on:
     Investments ........................................................................          (66,256)          247,335
     Foreign currency related items .....................................................                -                (2)
     Net change in unrealized appreciation on investments ...............................          352,762         1,221,736
                                                                                           ----------------  ----------------
Net increase in net assets from operation ...............................................          188,742         1,428,530
                                                                                           ----------------  ----------------

Distributions to shareholders:
  From net investment income ............................................................                -                 -
  From net realized gains on investment transactions ....................................         (197,460)                -
                                                                                           ----------------  ----------------
Total distributions to shareholders .....................................................         (197,460)                -
                                                                                           ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ......................................................       31,145,398        12,054,510
  Reinvestment of distributions .........................................................          197,460                 -
  Cost of shares redeemed ...............................................................       (9,875,019)       (1,933,750)
                                                                                           ----------------  ----------------
Net increase in net assets from share transactions ......................................       21,467,839        10,120,760
                                                                                           ----------------  ----------------

Net increase in net assets ..............................................................       21,459,121        11,549,290

Net assets beginning of period ..........................................................       13,493,379         1,944,089
                                                                                           ----------------  ----------------

Net assets end of period ................................................................  $    34,952,500    $   13,493,379
                                                                                           ================  ================

Undistributed net investment income .....................................................  $             -    $          390
                                                                                           ================  ================

                    See notes to the financials statements.

JNL Series Trust
JNL/Eagle SmallCap Equity Series

Financial Highlights



                                                                                                                Period from
                                                                                                               September 16,
                                                                                  Year ended December 31,        1996* to
                                                                                 ----------------------------  December 31,
                                                                                    1998           1997            1996
                                                                                 ------------- --------------  --------------
Selected Per Share Data

Net asset value, beginning of period ............................................$   14.73      $   11.54       $   10.00
                                                                                 ------------- --------------  --------------
Income from operations:
  Net investment loss ...........................................................    (0.06)         (0.07)          (0.01)
  Net realized and unrealized gains on investments and
    foreign currency related items ..............................................     0.23           3.26            1.55
                                                                                 ------------- --------------  --------------
Total income from operations ....................................................     0.17           3.19            1.54
                                                                                 ------------- --------------  --------------

Less distributions:
  From net investment income ....................................................        -              -               -
  From net realized gains on investment transactions ............................    (0.08)             -               -
                                                                                 ------------- --------------  --------------
Total distributions .............................................................    (0.08)             -               -
                                                                                 ------------- --------------  --------------
Net increase ....................................................................     0.09           3.19            1.54
                                                                                 ------------- --------------  --------------

Net asset value, end of period ..................................................$   14.82      $   14.73       $   11.54
                                                                                 ============= ==============  ==============

Total Return (a) ................................................................     1.18%         27.64%          15.40%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ......................................$  34,953      $  13,493       $   1,944
  Ratio of net operating expenses to average net assets (b) (c) .................     1.10%          1.10%           1.10%
  Ratio of net investment loss to average net assets (b) (c) ....................    (0.42)%        (0.54)%         (0.26)%
  Portfolio turnover ............................................................    51.90%         60.78%          28.01%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) .....................     1.17%          1.51%           4.77%
  Ratio of net investment loss to average net assets (b) ........................    (0.49)%        (0.95)%         (3.93)%

-----------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1996.
(b)  Annualized for the period ended December 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                        JNL/EAGLE SMALLCAP EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 95.13%

Apparel - 1.08%
   R.G. Barry Corp. ................    35,000   $385,000

Commercial Services - 23.24%
   ABR Information Services Inc.
   (a) .............................    72,500   1,422,812
   Boron, LePore & Associates Inc.
   (a) .............................    30,000   1,035,000
   CDI Corp. (a) ...................    25,000     504,688
   DeVry Inc. (a) ..................    18,200     557,375
   Interim Services Inc. (a) .......    35,000     818,125
   MPW Industrial Services Group
   Inc. (a) ........................    65,000     731,250
   RCM Technologies Inc. (a) .......    32,500     861,250
   Steiner Leisure Ltd. (a) ........    40,000   1,280,000
   Strayer Education Inc. ..........    14,750     519,937
   Wackenhut Corp. .................    25,000     548,437
                                               -----------
                                                 8,278,874

Computers - 3.43%
   Sykes Enterprises Inc. (a) (c) ..    40,000   1,220,000

Distribution & Wholesale - 5.05%
   CDW Computer Centers Inc. (a)
   (c) .............................     8,000     767,500
   Brightpoint Inc. (a) (c) ........    75,000   1,031,250
                                               -----------
                                                 1,798,750

Diversified Financial Services -
4.27%
   Dain Rauscher Corp. (c) .........    30,250     892,375
   Southwest Securities Group Inc. .    31,250
                                                  628,906
                                               -----------
                                                 1,521,281

Electrical Components &
  Equipment - 2.75%
   Artesyn Technologies Inc. (a)
   (c) .............................    70,000     980,000

Electronics - 5.37%
   Ampex Corp. (a) .................   200,000     225,000
   Coherent Inc. (a) (c) ...........    30,000     373,125
   Gentex Corp. (a) ................    12,000     240,000
   OYO Geospace Corp. (a) (c) ......    23,000     198,375
   Sawtek Inc. (a) (c) .............    50,000     875,000
                                               -----------
                                                 1,911,500

Entertainment - 1.14%
   International Speedway Corp. ....    10,000     405,000

Environmental Control - 3.42%
   IMCO Recycling Inc. .............    40,000     617,500
   Superior Services Inc. (a) ......    30,000     601,875
                                               -----------
                                                 1,219,375

Health Care - 2.68%
   Healthcare Recoveries Inc. (a) ..    40,000     680,000
   Horizon Health Corp. (a) ........    35,000     275,625
                                               -----------
                                                   955,625

Home Builders - 1.91%
   Lennar Corp. (c) ................    27,000     681,750


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Lodging - 2.11%
   Cavanaughs Hospitality Corp. (a)
   (c)..............................    60,000   $ 645,000
   Lodgian Inc. (c) ................    22,000     107,250
                                               -----------
                                                   752,250

Media - 3.92%
   Mail-Well Inc. (a) (c) ..........    61,000     697,688
   World Color Press Inc. (a) (c) ..    23,000     700,062
                                               -----------
                                                 1,397,750

Office Furnishings - 2.22%
   CompX International Inc. (a) ....    30,000     791,250

Oil & Gas Producers - 0.65%
   Marine Drilling Cos. Inc. (a) ...    30,100     231,394

Pharmaceuticals - 2.53%
   PharMerica Inc. (a) .............   150,000     900,000

Real Estate - 3.63%
   LNR Property Corp. ..............    50,000     996,875
   Meristar Hospitality Corp. (c) ..    16,000     297,000
                                               -----------
                                                 1,293,875

Retail - 15.40%
   Action Performance Cos. Inc. (a)
   (c) .............................    26,500     937,437
   Cash America International Inc. .    38,100     578,644
   Claire's Stores Inc. ............    30,000     615,000
   Genesco Inc. (a) (c) ............    45,000     255,937
   Hughes Supply Inc. ..............    25,000     731,250
   Micro Warehouse Inc. (a) ........    50,000   1,690,625
   Musicland Stores (a) ............    30,000     448,125
   Sunglass Hut International Inc.
   (a) .............................    32,500     227,500
                                               -----------
                                                 5,484,518

Savings & Loans - 1.63%
   Commercial Federal Corp. ........    25,000     579,688

Software - 7.97%
   Cerner Corp. (a) (c) ............    45,000   1,203,750
   INSpire Insurance Solutions Inc.
   (a) .............................    30,000     551,250
   Medical Manager Corp. (a) (c) ...    34,500   1,082,438
                                               -----------
                                                 2,837,438

Textiles - 0.73%
   Interface Inc. (c) ..............    28,000     259,875
                                               -----------

     Total Common Stocks
       (cost $32,096,986) ..........            33,885,193
                                               -----------

                                    Principal
                                      Amount
                                      ------
Short Term Investments - 4.87%

Money Market Funds - 4.87%
    SSgA Money Market Fund, 4.85%
    (b) ............................  $866,652     866,652

                     See notes to the financial statements.

                                      Principal     Market
                                        Amount       Value
                                        ------       -----
Short Term Investments (continued)

Money Market Funds (continued)
   SSgA Government Money Market
   Fund, 4.68% (b) ..................  $866,652    866,652
                                               -----------

     Total Short Term Investments
       (cost $1,733,304) ...........             1,733,304
                                               -----------

Total Investments - 100%
   (cost $33,830,290) ..............           $35,618,497
                                               ===========
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.


                     See notes to the financial statements.

JNL Series Trust
JNL/JPM International & Emerging Markets Series

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   4,806,091
                                          ================

Investments in securities, at value ....... $   4,893,546
Foreign currency ..........................        74,727
Receivables:
   Dividends and interest .................         5,828
   Forward foreign currency
      exchange contracts ..................        31,415
   Foreign taxes recoverable ..............         6,655
Reimbursement from Adviser ................        10,481
                                          ----------------
Total assets ..............................     5,022,652
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............         4,006
   Forward foreign currency
      exchange contracts ..................         5,820
   Fund shares redeemed ...................             2
   Investment securities purchased ........         1,307
Other liabilities .........................        14,512
                                          ----------------
Total liabilities .........................        25,647
                                          ================
Net assets ................................ $   4,997,005
                                          ================

Net assets consist of:
Paid-in capital ........................... $   5,083,237
Undistributed net investment loss .........        (2,832)
Accumulated net realized loss on
investments
   and foreign currency related items .....      (196,318)
Net unrealized appreciation on:
   Investments ............................        87,455
   Foreign currency related items .........        25,463
                                          ================
Net assets ................................ $   4,997,005
                                          ================

Total shares outstanding (no par
   value), unlimited shares authorized.....       508,660
                                          ================

Net asset value, offering and
redemption price per share................. $        9.82
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $      85,145
   Interest ...............................         6,641
   Foreign tax withholding ................        (8,381)
                                           ---------------
Total investment income ...................        83,405
                                           ---------------

Expenses
   Investment advisory fees ...............        39,810
   Custodian fees .........................        37,824
   Portfolio accounting fees ..............        24,320
   Professional fees ......................         4,413
   Other ..................................         1,593
                                           ---------------
Total operating expenses ..................       107,960
Less:
   Reimbursement from Adviser .............       (62,025)
                                           ---------------
Net expenses ..............................        45,935
                                           ---------------
Net investment income .....................        37,470
                                           ---------------

Realized and unrealized gains (losses)
Net realized loss on:
   Investments ............................      (196,318)
   Foreign currency related items .........       (12,078)
Net change in unrealized appreciation on:
   Investments ............................        87,455
   Foreign currency related items .........        25,463
                                           ---------------
Net realized and unrealized losses ........       (95,478)
                                           ---------------

Net decrease in net assets
   from operations ........................$      (58,008)
                                           ===============

----------------------------------------------------------
*    For period beginning March 2, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/JPM International & Emerging Markets Series


Statement of Changes in Net Assets

                                                   Period from
                                                    March 2,
                                                    1998* to
                                                  December 31,
                                                      1998
                                                 ----------------

Operations:
  Net investment income ......................         $37,470
  Net realized loss on:
    Investments ..............................        (196,318)
    Foreign currency related items ...........         (12,078)
  Net change in unrealized appreciation on:
    Investments ..............................          87,455
    Foreign currency related items ...........          25,463
                                                       -------
Net decrease in net assets from
operations ...................................         (58,008)
                                                       -------

Distributions to shareholders:
  From net investment income .................         (28,224)
  From net realized gains on
     investment transactions .................               -
                                                       -------
Total distributions to shareholders ..........         (28,224)
                                                       -------

Share transactions:
  Proceeds from the sale of shares ...........       5,079,227
  Reinvestment of distributions ..............          28,224
  Cost of shares redeemed ....................         (24,214)
                                                       -------
Net increase in net assets from share
   transactions ..............................       5,083,237
                                                       -------

Net increase in net assets ...................       4,997,005

Net assets at beginning of period ............               -
                                                       -------

Net assets end of period .....................     $ 4,997,005
                                                       =======

Undistributed net investment loss ............         $(2,832)

                                                       =======

Financial Highlights

                                                   Period from
                                                    March 2,
                                                    1998* to
                                                  December 31,
                                                      1998
                                                 -------------
Selected Per Share Data

Net asset value, beginning of period .......            $10.00
                                                  ------------
Income from operations:
  Net investment income ....................              0.08
  Net realized and unrealized losses on
     investments and foreign currency
     related items .........................             (0.20)
                                                  ------------
Total loss from operations .................             (0.12)
                                                  ------------

Less distributions:
  From net investment income ...............             (0.06)
  From net realized gains on investment
     transactions ..........................                 -
                                                  ------------
Total distributions ........................             (0.06)
                                                  ------------
Net decrease ...............................             (0.18)
                                                  ------------

Net asset value, end of period .............             $9.82
                                                  ============

Total Return (a) ...........................             (1.24)%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) ...............................            $4,997
  Ratio of net operating expenses to
  average
     net assets (b) (c) ....................             1.125%
  Ratio of net investment income to
  average
     net assets (b) (c) ....................              0.62%
  Portfolio turnover .......................            231.88%


Ratio information assuming no expense
   reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ...................              2.64%
  Ratio of net investment loss to average
     net assets (b) ........................             (0.90)%


--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Adviser's expense reimbursement.


                     See notes to the financial statements.

                 JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                        Market
                                            Shares       Value
                                            ------       -----
Common Stocks -- 92.02%

Australia -- 3.59%
Banks -- 1.13%
   Westpac Banking Corp. Ltd. ......     8,300     $55,540

Insurance -- 1.01%
   QBE Insurance Group Ltd. ........    12,000      49,635

Media -- 1.45%
   News Corp. Ltd.(a) ..............    10,700      70,682
                                                 ---------

    Total Australia ................               175,857

Austria -- 0.73%
Banks -- 0.73%
   Bank Austria AG .................       700      35,596

Belgium -- 0.56%
Oil & Gas Producers -- 0.56%
   PetroFina SA (a) ................        60      27,335

Canada -- 1.54%
Banks -- 1.54%
   Royal Bank of Canada ............     1,500      75,123

Denmark -- 2.30%
Food -- 1.00%
   Danisco A/S .....................       900      48,788

Telecommunications -- 1.30%
   GN Store Nord A/S ...............     1,800      63,636
                                                 ---------

    Total Denmark ..................               112,424

Finland -- 1.05%
Iron & Steel -- 1.05%
   Rautaruukki OYJ .................     8,000      51,618

France -- 15.51%
Banks -- 1.32%
   Societe Generale ................       400      64,747

Building Materials -- 0.38%
   Compagnie de Saint Gobain .......       131      18,487

Chemicals -- 0.89%
   Rhodia SA (a) ...................     2,853      43,374

Commercial Services -- 3.52%
   Vivendi .........................       665     172,465

Cosmetics & Personal Care -- 0.90%
   Christian Dior SA ...............       400      44,214

Diversified Financial Services --
1.55%
   Paribas .........................       873      75,839

Food -- 1.08%
   Carrefour Supermarche ...........        70      52,822

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

France (continued)
Holding Companies - Diversified-
0.52%
   Lagardere S.C.A .................       600   $  25,487

Media -- 0.56%
   Canal Plus ......................       100      27,276

Oil & Gas Producers -- 2.37%
   Elf Aquitaine SA ................       505      58,349
   Total SA ........................       572      57,906
                                                 ---------
                                                   116,255

Pharmaceuticals -- 1.18%
   Sanofi SA .......................       350      57,593

Semiconductors -- 1.24%
   ST Microelectronics NV (a) ......       770      60,597
                                                 ---------

    Total France ...................               759,156

Germany -- 7.92%
Chemicals -- 1.09%
   BASF AG .........................     1,400      53,426

Electric -- 1.68%
   RWE AG ..........................     1,500      82,128

Insurance -- 1.85%
   Muenchener Rueckversicheungs -
      Gesellschaft AG ..............       187      90,549

Manufacturing -- 1.47%
   VEBA AG .........................     1,200      71,787

Pharmaceuticals -- 1.83%
   Merck KgaA ......................       600      27,001
   Schering AG .....................       500      62,778
                                                 ---------
                                                    89,779
                                                 ---------

    Total Germany ..................               387,669

Hong Kong -- 1.62%
Banks -- 1.17%
   Dao Heng Bank Group Ltd. ........    18,500      57,189

Telecommunications -- 0.45%
   Smartone Telecom ................     8,000      22,200
                                                 ---------

       Total Hong Kong .............                79,389

Italy -- 1.60%
Insurance --  0.17%
    Bayerische Vita SpA (a) ........     1,300       8,295

Telecommunications -- 1.43%
   Telecom Italia SpA ..............    11,110      69,881
                                                 ---------

         Total Italy ...............                78,176


                     See notes to the financial statements.

                 JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES

                                                      Market
                                        Shares         Value
                                        ------         -----
Common Stocks (continued)

Japan -- 11.35%
Banks -- 0.89%
   Mitsui Trust & Banking Co. Ltd. .....  18,000   $  20,540
   Sanwa Bank Ltd. .....................   3,000      23,113
                                                   ---------
                                                      43,653

Building Materials -- 1.48%
   Taiheiyo Cement Corp. ...............  13,000      32,543
   Tostem Corp. ........................   2,000      39,628
                                                   ---------
                                                      72,171

Chemicals -- 0.65%
   Mitsubishi Chemical Corp. ...........  15,000      31,579

Computers -- 1.09%
   Fujitsu Ltd. ........................   4,000      53,251

Diversified & Wholesale -- 1.29%
   Mitsubishi Corp. ....................  11,000      63,246

Electronics -- 0.70%
   Fanuc Ltd. ..........................   1,000      34,233

Home Furnishings -- 0.89%
   Sony Corp. ..........................     600      43,680

Machinery -- 0.59%
   Tadano Ltd. .........................  10,000      28,925

Pharmaceuticals -- 2.10%
   Takeda Chemical Industries ..........   1,000      38,479
   Yamanouchi Pharmaceutical Co.
   Ltd. ................................   2,000      64,396
                                                   ---------
                                                     102,875

Telecommunications -- 1.67%
   DDI Corp. ...........................      22      81,734
                                                 -----------

    Total Japan ........................             555,347

Netherlands -- 3.91%
Electronics -- 1.65%
   Philips Electronics NV ..............   1,205      80,817

Food - 1.11%
     Laurus NV .........................   2,160      54,497

Media -- 0.44%
   Wolters Kluwer NV ...................     100      21,387

Retail -- 0.64%
   Vendex NV ...........................   1,300      31,554

Transportation -- 0.07%
   TNT Post Groep NV ...................     100       3,220
                                                   ---------

    Total Netherlands ..................             191,475


                                                     Market
                                          Shares      Value
                                          ------      -----
Common Stocks (continued)

New Zealand -- 0.30%
Forest Products & Paper -- 0.30%
   Fletcher Challenge Paper (a) ........  21,800    $14,569

Norway -- 0.64%
Banks -- 0.64%
   Sparebanken Nord ....................   1,620     31,554

Philippines -- 0.32%
Electric -- 0.32%
   First Philippine Holdings Corp. .....  28,800     15,548

Portugal -- 0.70%
Banks -- 0.70%
   Banco Pinto & Sotto Mayor ...........   1,812     34,370

South Africa -- 1.74%
Banks -- 0.29%
   ABSA Group Ltd. .....................   3,000     14,235

Holding Companies - Diversified -
0.63%
   Anglo American Corp. of South
   Africa Ltd...........................     300      8,444
   South African Breweries Ltd. ........   1,325     22,315
                                                  ---------
                                                     30,759

Metals & Mining -- 0.82%
   Anglogold Ltd. ......................   1,036     40,312
                                                  ---------

    Total South Africa .................             85,306

Spain -- 3.79%
Electric -- 2.06%
   Iberdrola SA ........................   5,400    100,880

Engineering & Construction -- 1.20%
   Actividades de Construccion
   Servicios SA.........................   1,500     59,105

Iron & Steel -- 0.53%
   Acerinox SA .........................   1,100     25,580
                                                  ---------

    Total Spain ........................           185,565

Sweden -- 4.01%
Auto Parts & Equipment  -- 2.20%
   Autoliv Inc. - ADR ..................   3,000    107,449

Engineering and Construction -- 0.63%
   ABB AB (a) ..........................   2,900     30,875

Forest Products & Paper -- 1.18%
    Stora Enso "R" .....................   4,338     37,912
    Stora Enso "A"......................   2,338     20,144
                                                  ---------
                                                     58,056
                                                  ---------

    Total Sweden .......................            196,380


                     See notes to the financial statements.

                 JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES

                                                     Market
                                         Shares       Value
                                         ------       -----
Common Stocks (continued)

Switzerland -- 12.03%
Banks -- 1.76%
     UBS AG (a) ........................     280  $  86,016

Food -- 2.00%
   Nestle SA ...........................      45     97,947

Insurance -- 4.21%
   Schweizerische Rueckversicherungs-
      Gesellschaft .....................      45    117,307
   Zurich Allied AG ....................     120     88,840
                                                   --------
                                                    206,147

Pharmaceuticals -- 1.75%
   Roche Holding AG ....................       7     85,404

Telecommunications - 2.31%
    Swisscom AG (a) ....................     270    113,016
                                                   --------

    Total Switzerland ..................            588,530

Turkey - 0.14%
Banks - 0.14%
     Yapi Kredi Bankasi ................ 577,964      6,686

United Kingdom -- 13.61%
Auto Parts & Equipment -- 0.72%
   LucasVarity Plc .....................  10,500     35,064

Banks -- 1.98%
   Lloyds TSB Group Plc ................   6,800     96,820

Commercial Services -- 0.36%
   Hays Plc ............................   2,000     17,611

Electric - 0.53%
    National Power .....................   3,000     25,868

Food -- 1.68%
   PIC International ...................   9,678     12,220
   Tate & Lyle Plc .....................  13,000     69,978
                                                   --------
                                                     82,198

Household Products -- 1.45%
   Unilever Plc ........................   6,300     70,861

Insurance -- 1.90%
   Allied Zurich Plc ...................   3,500     52,596
   Royal & Sun Alliance Insurance
      Group Plc ........................   5,000     40,704
                                                   --------
                                                     93,300

Oil & Gas Producers -- 1.18%
   Shell Transport & Trading Co. Plc ...   9,400     57,784

Pharmaceuticals -- 2.28%
   SmithKline Beecham Plc ..............   4,600     63,753

                                                     Market
                                         Shares       Value
                                         ------       -----
Common Stocks (continued)

United Kingdom (continued)
Pharmaceuticals (continued)
   Zeneca Group Plc ....................   1,100   $ 47,918
                                                   --------
                                                    111,671

Telecommunications -- 0.90%
   Cable and Wireless Plc (a) ..........   3,600     44,021

Tobacco -- 0.63%
   British American Tobacco Plc ........   3,500     30,819
                                                   --------

    Total United Kingdom ...............            666,017

United States -- 3.06%
Media -- 1.02%
   Central European Media
   Enterprises Ltd. ....................     100        656
   Grupo Televisa SA - GDR .............   2,000     49,375
                                                   --------
                                                     50,031
Oil & Gas Producers -- 0.86%
   Surgutneftegaz ......................   5,200     16,771
   YPF SA - ADR ........................     900     25,144
                                                   --------
                                                     41,915
Telecommunications - 0.87%
     Tele Norte Leste Participacoes-
ADR(a) .................................   3,394     42,213

Transportation -- 0.31%
   Stolt-Nielsen SA - ADR ..............   1,500     15,375
                                                   --------

    Total United States ................            149,534
                                                   --------

     Total Common Stocks
       (cost $4,410,493) ...............          4,503,224
                                                   --------

Preferred Stocks -- 1.21%

Germany -- 1.21%
Auto Manufacturers -- 0.38%
   Volkswagen AG .......................     370     18,427

Manufacturing -- 0.83%
   GEA AG ..............................   1,700     40,802
                                                   --------

    Total Germany ......................             59,229
                                                   --------

     Total Preferred Stocks
       (cost $71,727) ..................             59,229
                                                   --------

                                      Principal
                                        Amount
                                        ------
Corporate Bonds -- 0.89%

United Kingdom -- 0.89%
Food -- 0.89%
   Compass Group Plc, 5.75%,
   10/05/2007
         GBP............................  15,000     43,685
                                                   --------
     Total Corporate Bonds
       (cost $36,463) ..................             43,685
                                                   --------

                     See notes to the financial statements.

                 JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES

                                        Principal    Market
                                         Amount       Value
                                         ------       -----
Short Term Investments -- 5.88%

Money Market Fund -- 0.01%
   SSgA Money Market Fund, 4.85% (b) ... $   408 $      408

Repurchase Agreement -- 5.87%
   Repurchase agreement with State
   Street Bank, 2.00% (Collateralized by
   $275,000 U.S. Treasury Note, 5.875%,
   due 02/15/2004, market value
   $295,969) acquired on 12/31/1998,
   due 01/04/1999....................... 287,000    287,000
                                                  ---------

     Total Short Term Investments
       (cost $287,408) .................           287,408
                                                  ---------

Total Investments -- 100%
   (cost $4,806,091) ...................         $4,893,546
                                                  =========






--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.


                     See notes to the financial statements.

JNL Series Trust
JNL/PIMCO Total Return Bond Series

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .....  $    6,082,505
                                          ==============

Investments in securities, at value ....  $    6,106,864
Interest receivable ....................          44,539
                                          --------------
Total assets ...........................       6,151,403
                                          --------------

Liabilities
Payables:
   Investment advisory fees ............           3,468
   Fund shares redeemed ................             118
Variation margin .......................             250
Other liabilities ......................          14,942
                                          --------------
Total liabilities ......................          18,778
                                          ==============
Net assets .............................  $    6,132,625
                                          ==============

Net assets consist of:
Paid-in capital ........................  $    6,121,855
Undistributed net investment income ....               -
Accumulated net realized loss
   on investments and future contracts .          (1,151)
Net unrealized appreciation
(depreciation) on:
   Investments .........................          24,359
   Futures contracts ...................         (12,438)
                                          ==============
Net assets .............................  $    6,132,625
                                          ==============

Total shares outstanding (no par
value),
   unlimited shares authorized
 ............authorized..................         603,395
                                          ==============

Net asset value, offering and
redemption
   price per share......................  $        10.16
                                          ==============



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Interest ............................  $      211,843
                                          --------------

Expenses
   Investment advisory fees ............          25,652
   Custodian fees ......................          11,437
   Portfolio accounting fees ...........          13,984
   Professional fees ...................           4,463
   Other ...............................           1,797
                                          --------------
Total operating expenses ...............          57,333
Less:
   Reimbursement from Adviser ..........         (26,184)
                                          --------------
Net expenses ...........................          31,149
                                          --------------
Net investment income ..................         180,694
                                          --------------

Realized and unrealized gains (losses)
Net realized gain on:
   Investments .........................          35,855
   Futures contracts ...................          18,225
Net change in unrealized appreciation
(depreciation) on:
   Investments .........................          24,359
   Futures contracts ...................         (12,438)
                                          --------------
Net realized and unrealized gains ......          66,001
                                          --------------

Net increase in net assets
   from operations .....................  $      246,695
                                          ==============

--------------------------------------------------------------------------------
*    For period beginning March 2, 1998 (commencement of operations).

                     See notes to the financial statements.

JNL Series Trust
JNL/PIMCO Total Return Bond Series


Statement of Changes in Net Assets

                                           Period from
                                             March 2,
                                             1998* to
                                           December 31,
                                               1998
                                         ----------------
Operations:
  Net investment income ...............   $   180,694
  Net realized gain on:
    Investments .......................        35,855
    Futures contracts .................        18,225
  Net change in unrealized appreciation
  (depreciation) on:
     Investments ......................        24,359
    Futures contracts .................       (12,438)
                                          -----------
Net increase in net assets from
operations ............................       246,695
                                          -----------

Distributions to shareholders:
  From net investment income ..........      (182,399)
  From net realized gains on investment
     transactions .....................       (55,231)
                                          -----------
Total distributions to shareholders ...      (237,630)
                                          -----------

Share transactions:
  Proceeds from the sale of shares ....     7,323,899
  Reinvestment of distributions .......       237,630
  Cost of shares redeemed .............    (1,437,969)
                                          -----------
Net increase in net assets from share
   transactions .......................     6,123,560
                                          -----------

Net increase in net assets ............     6,132,625

Net assets beginning of period ........          --
                                          -----------

Net assets end of period ..............   $ 6,132,625
                                          ===========

Undistributed net investment income ...   $      --
                                          ===========



Financial Highlights

                                               Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------
Selected Per Share Data

Net asset value, beginning of period ..   $      10.00
                                             ---------
Income from operations:
  Net investment income ...............           0.31
  Net realized and unrealized gains on
     investments and futures contracts            0.26
                                             ---------
Total income from operations ..........           0.57
                                             ---------

Less distributions:
  From net investment income ..........          (0.31)
  From net realized gains on investment
     transactions .....................          (0.10)
                                             ---------
Total distributions ...................          (0.41)
                                             ---------
Net increase ..........................           0.16
                                             ---------

Net asset value, end of period ........   $      10.16
                                             =========

Total Return (a) ......................           5.70%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) ..........................   $      6,133
  Ratio of net operating expenses to
  average  net assets (b) (c) .........           0.85%
  Ratio of net investment income to
  average net assets (b) (c) ..........           4.95%
  Portfolio turnover ..................         269.16%


Ratio information assuming no expense
   reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ..............           1.57%
  Ratio of net investment income to
  average net assets (b) ..............           4.23%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Adviser's expense reimbursement.

                     See notes to the financial statements.

                       JNL/PIMCO TOTAL RETURN BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                       Principal    Market
                                        Amount       Value
Asset Backed Securities - 3.28%

Diversified Financial Services -
3.28%
   Ford Credit Auto Owner Trust,
   5.73%,
     11/15/2000 .................... $ 200,000   $ 200,437
                                                 -----------

    Total Asset Backed Securities
     (cost $199,995) ...............               200,437
                                                 -----------

Corporate Bonds - 29.77%

Banks - 6.88%
   Nationsbank Corp., 6.20%,           200,000     203,620
   08/15/2003 ......................
   First Chicago, 8.25%, 06/15/2002    200,000     216,416
                                                 -----------
                                                   420,036

Chemicals - 3.57%
   Dow Chemical Co., 8.04%,
   07/02/2005 ......................   200,000     217,856

Diversified Financial Services -
5.46%
   Goldman Sachs Group LP, (144a)
     7.80%, 07/15/2002 .............   115,000     122,828
   Sears Roebuck Acceptance Corp.,
     7.03%, 06/04/2003 .............   200,000     210,426
                                                 -----------
                                                   333,254

Electric - 2.15%
   Niagara Mohawk Power Corp.,
   9.50%,
     06/01/2000 ....................   125,000     131,114

Insurance - 6.88%
   Allstate Corp., 6.75%,
   06/15/2003 ......................   200,000     209,460
   Safeco Corp., 7.02%, 09/18/2002 .   200,000     210,620
                                                 -----------
                                                   420,080

Sovereign - 3.18%
   Republic of Argentina, 8.573%,
     08/15/1999 ARS.................   200,000     194,480

Tobacco - 1.65%
   Philip Morris Cos. Inc., 6.15%,
     03/15/2000 ....................   100,000     100,830
                                                 -----------

     Total Corporate Bonds
       (cost $1,801,362) ...........             1,817,650
                                                 -----------

U.S. Government Securities - 31.73%

U.S. Government Agencies - 19.70%
   Federal Home Loan Mortgage Corp.,
     7.00%, 05/15/2023 ............. 1,181,228   1,203,159




                                       Principal    Market
                                        Amount       Value
                                        ------       -----
U.S. Government Securities
(continued)

U.S. Treasury Bonds - 12.03%
     10.75%, 08/15/2005 ............$  200,000  $  266,750
     8.00%, 11/15/2021 .............   350,000     467,961
                                                 -----------
                                                   734,711
                                                 -----------

     Total U.S. Government
     Securities
       (cost $1,930,241) ...........             1,937,870
                                                 -----------

Short Term Investments - 35.22%

Commercial Paper - 17.91%
   Ford Motor Credit Co., 5.51%,
      01/22/1999 ...................   200,000     199,357
   General Electric Capital Corp.,
   5.51%,
      01/25/1999 ...................   200,000     199,265
   General Motors Acceptance Corp.,
      5.51%, 01/25/1999 ............   200,000     199,265
   National Rural Utilities
   Cooperative Finance Corp., 4.88%,
   03/23/1999 ......................   300,000     296,706
   Procter & Gamble Co., 5.25%,
      02/05/1999 ...................   200,000     198,979
                                                 -----------
                                                 1,093,572

Money Market Fund - 0.00%
   SSgA Money Market Fund, 4.85%
   (a) .............................       464         464

Repurchase Agreement - 2.11%
   Repurchase agreement with State
   Street
      Bank, 2.00% (Collateralized by
      $125,000 U.S. Treasury Note,
      5.875%, due 02/15/2004, market
      value $134,531), acquired on
      12/31/1998, due 01/04/1999 ...   129,000     129,000

U.S. Government Agencies - 14.71%
   Federal Home Loan Bank Discount
     Note, 5.12%, 01/20/1999 .......   200,000     199,460
   Federal Home Loan Mortgage Corp.
     Discount Note, 5.08%,
   01/15/1999 ......................   700,000     698,617
                                                 -----------
                                                   898,077

U.S. Treasury Bills - 0.49%
   3.96%, 03/04/1999 (b)............    20,000      19,864
   4.09%, 03/04/1999 (b)............    10,000       9,930
                                                 -----------

                                                    29,794
                                                 -----------

     Total Short Term Investments
      (cost $2,150,907) ............             2,150,907
                                                 -----------

Total Investments - 100%
   (cost $6,082,505) ...............            $6,106,864

                             Number of  Expiration     Market       Unrealized
     Issuer                  Contracts     Date         Value      Depreciation
     ------                  ---------     ----         -----      ------------
     U.S. Treasury Notes        8        March 1999    $ 953,250  $     (12,438)


                     See notes to the financial statements.

JNL Series Trust
JNL/Putnam Growth Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$   131,729,578
                                          ================

Investments in securities, at value ......$   181,785,947
Receivables:
   Dividends and interest .................        87,988
   Fund shares sold .......................       136,823
   Investment securities sold .............       505,010
Collateral for securities loaned ..........    13,376,071
                                          ----------------
Total assets ..............................   195,891,839
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............       128,357
   Fund shares redeemed ...................        44,312
   Investment securities purchased ........       213,889
Return of collateral for securities
loaned ....................................    13,376,071
Other liabilities .........................        31,741
                                          ----------------
Total liabilities .........................    13,794,370
                                          ----------------
Net assets ...............................$   182,097,469
                                          ================

Net assets consist of:
Paid-in capital ..........................$   131,849,723
Undistributed net investment income .......             -
Accumulated net realized gain on
investments................................       191,377
Net unrealized appreciation on
investments ...............................    50,056,369
                                          ================
Net assets ...............................$   182,097,469
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized.......      7,959,785
                                          ================

Net asset value, offering and
redemption price per share................$         22.88
                                          ================

Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends ..............................$      924,924
   Interest ...............................       268,739
   Foreign tax withholding ................          (316)
                                           ---------------
Total investment income  ..................     1,193,347
                                           ---------------

Expenses
   Investment advisory fees ...............     1,144,908
   Custodian fees .........................        40,488
   Portfolio accounting fees ..............        24,901
   Professional fees ......................        37,770
   Other ..................................        31,570
                                           ---------------
Total operating expenses ..................     1,279,637
Less:
   Reimbursement from Adviser .............             -
                                           ---------------
Net expenses ..............................     1,279,637
                                           ---------------
Net investment loss .......................       (86,290)
                                           ---------------

Realized and unrealized gains
Net realized gain on investments ..........       227,951
Net change in unrealized appreciation
   on investments .........................    39,483,153
                                           ---------------
Net realized and unrealized gains .........    39,711,104
                                           ---------------

Net increase in net assets
   from operations ........................$   39,624,814
                                           ===============

                     See notes to the financial statements.

JNL Series Trust
JNL/Putnam Growth Series

Statements of Changes in Net Assets


                                                                                             Year ended December 31,
                                                                                         ----------------------------------
                                                                                              1998              1997
                                                                                         ----------------  ----------------

Operations:
  Net investment income (loss) ........................................................  $      (86,290)   $      169,636
  Net realized gain (loss) on:
    Investments .......................................................................          227,951         1,060,161
    Foreign currency related items ....................................................                -                (4)
  Net change in unrealized appreciation on investments ................................       39,483,153        10,282,868
                                                                                         ----------------  ----------------
Net increase in net assets from operations ............................................       39,624,814        11,512,661
                                                                                         ----------------  ----------------

Distributions to shareholders:
  From net investment income ..........................................................          (85,266)          (84,366)
  From net realized gains on investment transactions ..................................         (263,115)       (1,494,204)
                                                                                         ----------------  ----------------
Total distributions to shareholders ...................................................         (348,381)       (1,578,570)
                                                                                         ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ....................................................       87,352,638        73,766,092
  Reinvestment of distributions .......................................................          348,381         1,560,371
  Cost of shares redeemed .............................................................      (28,492,435)      (24,451,617)
                                                                                         ----------------  ----------------
Net increase in net assets from share transactions ....................................       59,208,584        50,874,846
                                                                                         ----------------  ----------------

Net increase in net assets ............................................................       98,485,017        60,808,937

Net assets beginning of period ........................................................       83,612,452        22,803,515
                                                                                         ----------------  ----------------

Net assets end of period ..............................................................  $   182,097,469   $    83,612,452
                                                                                         ================  ================

Undistributed net investment income ...................................................  $             -   $        85,266
                                                                                         ================  ================

                     See notes to the financial statements.

JNL Series Trust
JNL/Putnam Growth Series

Financial Highlights



                                                                                                         Period from     Period from
                                                                                                           April 1,        May 15,
                                                                           Year ended December 31,         1996 to         1995* to
                                                                        -------------------------------  December 31,     March 31,
                                                                             1998            1997            1996            1996
                                                                        --------------- --------------- --------------- ------------
Selected Per Share Data

Net asset value, beginning of period .................................     $  16.99       $   14.21       $   12.50       $  10.00
                                                                        --------------- --------------- --------------- -----------
Income from operations:
  Net investment income (loss) .......................................                         0.04            0.04           0.01
                                                                              (0.01)
  Net realized and unrealized gains on investments ...................         5.94            3.07            2.12           3.66
                                                                        --------------- --------------- --------------- ------------
Total income from operations .........................................         5.93            3.11            2.16           3.67
                                                                        --------------- --------------- --------------- ------------

Less distributions:
  From net investment income .........................................        (0.01)          (0.02)          (0.05)             -
  From net realized gains on investment transactions .................        (0.03)          (0.31)          (0.40)         (1.17)
                                                                        --------------- --------------- --------------- ------------
Total distributions ..................................................        (0.04)          (0.33)          (0.45)         (1.17)
                                                                        --------------- --------------- --------------- ------------
Net increase .........................................................         5.89            2.78            1.71           2.50
                                                                        --------------- --------------- --------------- ------------

Net asset value, end of period .......................................    $   22.88       $   16.99       $   14.21       $  12.50
                                                                        =============== =============== =============== ============

Total Return (a) .....................................................        34.93%          21.88%          17.28%         37.69%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ...........................    $ 182,097       $  83,612       $  22,804       $  2,518
  Ratio of net operating expenses to average net assets (b) (c) ......         1.01%           1.05%           1.04%          0.95%
  Ratio of net expenses to average net assets (c) ....................            -            1.13%              -              -
  Ratio of net investment income (loss) to average net assets (b) (c)         (0.07)%           0.31%           0.94%          0.28%
  Portfolio turnover .................................................        70.55%         194.81%         184.33%        255.03%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
   Ratio of net operating expenses to average net assets (b) .........         1.01%           1.05%           1.27%          5.38%
   Ratio of net investment income (loss) to average net assets (b) ...        (0.07)%          0.31%           0.71%         (4.15)%

------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                     See notes to the financial statements.

                            JNL/PUTNAM GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 95.47%

Advertising - 1.34%
   Interpublic Group of Companies
   Inc. ............................    30,500  $2,432,375

Aerospace & Defense - 0.93%
   United Technologies Corp. .......    15,600   1,696,500

Banks - 4.59%
   Comerica Inc. ...................    24,900   1,697,869
   Fifth Third Bancorp (c) .........    18,550   1,322,847
   Firstar Corp. (c) ...............    24,112   2,248,444
   Wells Fargo Co. .................    76,800   3,067,200
                                                 ---------
                                                 8,336,360

Biotechnology - 0.47%
   Centocor Inc. (a) (c) ...........    18,900     852,862

Building Materials - 0.49%
   Masco Corp. .....................    30,700     882,625

Commercial Services - 0.47%
   Quintiles Transnational Corp.
   (a) (c) .........................    16,100     859,338

Computers - 8.58%
   Ascend Communications Inc. (a)
   (c) .............................    24,200   1,591,150
   Cisco Systems Inc. (a) ..........    19,900   1,846,969
   Computer Sciences Corp. .........    23,200   1,494,950
   Dell Computer Corp. (a) .........    20,500   1,500,344
   EMC Corp. .......................    34,000   2,890,000
   International Business Machines
   Corp. ...........................    24,000   4,434,000
   Sun Microsystems Inc. (a) .......    13,400   1,147,375
   3Com Corp. (a) ..................    15,400     690,113
                                                 ---------
                                                15,594,901

Cosmetics & Personal Care - 1.95%
   Colgate-Palmolive Co. ...........    21,300   1,978,237
   Estee Lauder Cos. Inc. (c) ......    18,400   1,573,200
                                                 ---------
                                                 3,551,437

Diversified Financial Services -
5.91%
   American Express Co. ............    10,800   1,104,300
   Associates First Capital Corp. ..    20,000     847,500
   Federal Home Loan Mortgage Corp.     62,600   4,033,788
   MBNA Corp. ......................   107,850   2,689,509
   Merrill Lynch & Co. Inc. ........    11,900     794,325
   Providian Financial Corp. .......    17,055   1,279,125
                                                 ---------
                                                10,748,547

Electric - 0.86%
   PECO Energy Co. .................    37,600   1,565,100

Environmental Control - 1.00%
   Waste Management Inc. (c) .......    39,100   1,823,037

Food - 3.35%
   Kroger Co. ......................    13,300     804,650
   Quaker Oats Co...................    16,500     981,750
   Safeway Inc. (a) ................    52,200   3,180,937

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Food (continued)
   Sara Lee Corp....................    40,000  $1,127,500
                                                 ---------
                                                 6,094,837

Household Products - 0.58%
   Clorox Co. ......................     9,000   1,051,313

Insurance - 3.06%
   American General Corp. ..........    16,800   1,310,400
   American International Group
   Inc. ............................    27,000   2,608,875
   SunAmerica Inc. .................    20,200   1,638,725
                                                 ---------
                                                 5,558,000

Leisure Time - 1.30%
   Carnival Corp. ..................    49,200   2,361,600

Manufacturing - 5.68%
   General Electric Co. ............    44,100   4,500,956
   Tyco International Ltd. .........    77,100   5,816,231
                                                 ---------
                                                10,317,187

Media - 6.36%
   TCI Group (a) ...................    44,900   2,483,531
   TCI Ventures Group (a) ..........    73,600   1,734,200
   Time Warner Inc. ................    76,200   4,729,163
   Viacom Inc. "B" (a) .............    35,400   2,619,600
                                                 ---------
                                                11,566,494

Office & Business Equipment - 0.81%
   Pitney Bowes Inc. ...............    22,300   1,473,194

Oil & Gas Producers - 1.73%
   Exxon Corp. .....................    43,000   3,144,375

Pharmaceuticals - 11.59%
   Bristol-Myers Squibb Co. ........    27,700   3,706,606
   Cardinal Health Inc. ............    19,650   1,490,944
   Eli Lilly & Co. .................    34,000   3,021,750
   McKesson Corp. (c) ..............     9,300     735,281
   Pfizer Inc. .....................    28,000   3,512,250
   Schering-Plough Corp. ...........    79,400   4,386,850
   Warner-Lambert Co. ..............    56,000   4,210,500
                                                 ---------
                                                21,064,181

Retail - 13.28%
   Costco Cos. Inc. (c) ............    44,400   3,205,125
   CVS Corp. .......................    84,200   4,631,000
   Gap Inc. ........................    16,650     936,563
   Home Depot Inc. .................    54,700   3,346,956
   TJX Cos. Inc. ...................    81,200   2,354,800
   Tricon Global Restaurants Inc.
   (a) .............................    21,500   1,077,688
   Wal-Mart Stores Inc. ............    69,500   5,659,906
   Walgreen Co. ....................    50,000   2,928,125
                                                 ---------
                                                24,140,163

Savings & Loans - 0.13%
   Charter One Financial Inc. ......     8,700     241,425


                     See notes to the financial statements.

                            JNL/PUTNAM GROWTH SERIES

                                                    Market
                                      Shares         Value
Common Stocks (continued)

Semiconductors - 2.56%
   Intel Corp. .....................    32,000  $3,794,000
   Micron Technology Inc. (c) ......    17,000     859,562
                                                 ---------
                                                 4,653,562

Software - 7.79%
   America Online Inc. (c) .........     6,700     969,825
   BMC Software Inc. (a) ...........    39,770   1,772,251
   Compuware Corp. (a) .............    20,500   1,601,562
   HBO & Co. .......................    77,300   2,217,544
   IMS Health Inc. (c) .............    18,600   1,403,137
   Microsoft Corp. (a) .............    44,700   6,199,331
                                                 ---------
                                                14,163,650

Telecommunications - 9.83%
   AirTouch Communications Inc. (a)     17,600   1,269,400
   General Instrument Corp. (a) ....    21,600     733,050
   Lucent Technologies Inc. ........    49,500   5,445,000
   MCI WorldCom Inc. (a) ...........    62,700   4,498,725
   SBC Communications Inc. .........    54,600   2,927,925
   Sprint Corp. ....................    35,600   2,994,850
                                                 ---------
                                                17,868,950

Tobacco - 0.83%
   Philip Morris Cos. Inc. .........    28,200   1,508,700
                                                 ---------

     Total Common Stocks
       (cost $123,494,344) .........           173,550,713
                                               -----------


                                       Principal    Market
                                        Amount       Value
                                        ------       -----
Short Term Investments - 4.53%

Commercial Paper - 1.65%
   Windmill Funding Corp.,
      5.28%, 01/13/1999 ...........  $3,000,000 $2,994,720

Money Market Fund - 0.00%
   SSgA Money Market Fund, 4.85%
   (b) ............................        514         514

Repurchase Agreement - 2.88%
   Repurchase agreement with Swiss
   Bank, 4.75% (Collateralized by
   $4,294,000 U.S. Treasury Bond,
   7.50%, due 11/15/2016, market
   value $5,373,535) acquired on
   12/31/1998, due 1/04/1999 ...... 5,240,000    5,240,000
                                              ------------

     Total Short Term Investments
       (cost $8,235,234)...........              8,235,234
                                              ------------

Total Investments - 100%
   (cost $131,729,578) .............          $181,785,947
                                              ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.


                     See notes to the financial statements.

JNL Series Trust
JNL/Putnam Value Equity Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost .......$    181,738,357
                                          ================

Investments in securities, at value ......$    195,623,579
Receivables:
   Dividends and interest .................       363,892
   Foreign taxes recoverable ..............         6,480
   Fund shares sold .......................        99,050
   Investment securities sold .............        68,522
Collateral for securities loaned ..........    12,080,761
                                          ----------------
Total assets ..............................   208,242,284
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............       144,632
   Fund shares redeemed ...................        43,904
Return of collateral for securities            12,080,761
loaned ....................................
Other liabilities .........................        37,230
                                          ----------------
Total liabilities .........................    12,306,527
                                          ================
Net assets ................................ $  195,935,757
                                          ================

Net assets consist of:
Paid-in capital ........................... $  179,704,230
Undistributed net investment income .......              -
Accumulated net realized gain on
   investments and foreign currency
   related items ..........................     2,346,305
Net unrealized appreciation on
investments ...............................    13,885,222
                                          ================
Net assets ................................ $  195,935,757
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized........     10,742,197
                                          ================

Net asset value, offering and
redemption price per share................. $        18.24
                                          ================



Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends .............................. $    2,955,262
   Interest ...............................        301,147
   Foreign tax withholding ................        (12,134)
                                           ---------------
Total investment income ...................      3,244,275
                                           ---------------

Expenses
   Investment advisory fees ...............      1,403,297
   Custodian fees .........................         60,589
   Portfolio accounting fees ..............         24,561
   Professional fees ......................         45,575
   Other ..................................         43,497
                                           ---------------
Total operating expenses ..................      1,577,519
Less:
   Reimbursement from Adviser .............              -
                                           ---------------
Net expenses ..............................      1,577,519
                                           ---------------
Net investment income .....................      1,666,756
                                           ---------------

Realized and unrealized gains
Net realized gain on:
   Investments ............................      7,450,950
   Foreign currency related items .........              7
Net change in unrealized appreciation
   on investments .........................      8,167,931
                                           ---------------
Net realized and unrealized gains .........     15,618,888
                                           ---------------

Net increase in net assets
   from operations ........................ $   17,285,644
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
JNL/Putnam Value Equity Series

Statements of Changes in Net Assets




                                                                                                  Year ended December 31,
                                                                                              ----------------------------------
                                                                                                   1998              1997
                                                                                              ----------------  ----------------

Operations:
  Net investment income ....................................................................  $     1,666,756    $      795,372
  Net realized gain (loss) on:
     Investments ...........................................................................        7,450,950         4,469,530
    Foreign currency related items .........................................................                7                (3)
  Net change in unrealized appreciation on investments .....................................        8,167,931         3,766,196
                                                                                              ----------------  ----------------
Net increase in net assets from operations .................................................       17,285,644         9,031,095
                                                                                              ----------------  ----------------

Distributions to shareholders:
  From net investment income ...............................................................       (1,674,663)         (792,740)
  From net realized gains on investment transactions .......................................       (5,357,383)       (4,348,955)
                                                                                              ----------------  ----------------
Total distributions to shareholders ........................................................       (7,032,046)       (5,141,695)
                                                                                              ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares .........................................................       99,834,026        87,596,492
  Reinvestment of distributions ............................................................        7,032,046         5,112,708
  Cost of shares redeemed ..................................................................      (29,748,935)       (5,794,256)
                                                                                              ----------------  ----------------
Net increase in net assets from share transactions .........................................       77,117,137        86,914,944
                                                                                              ----------------  ----------------

Net increase in net assets .................................................................       87,370,735        90,804,344

Net assets beginning of period .............................................................      108,565,022        17,760,678
                                                                                              ----------------  ----------------

Net assets end of period ...................................................................  $   195,935,757   $   108,565,022
                                                                                              ================  ================

Undistributed net investment income ........................................................  $           -     $         7,901
                                                                                              ================  ================



                     See notes to the financial statements.

JNL Series Trust
JNL/Putnam Value Equity Series

Financial Highlights



                                                                                                         Period from     Period from
                                                                                                           April 1,        May 15,
                                                                           Year ended December 31,         1996 to         1995* to
                                                                        -------------------------------  December 31,     March 31,
                                                                             1998            1997            1996            1996
                                                                        --------------- --------------- --------------- ------------
Selected Per Share Data

Net asset value, beginning of period .................................    $   16.82       $   14.50       $   12.77       $   10.00
                                                                        --------------- --------------- --------------- ------------
Income from operations:
  Net investment income ..............................................         0.16            0.13            0.10            0.23
  Net realized and unrealized gains on investments and
    foreign currency related items ...................................         1.94            3.03            1.97            2.86
                                                                        --------------- --------------- --------------- ------------
Total income from operations .........................................         2.10            3.16            2.07            3.09
                                                                        --------------- --------------- --------------- ------------

Less distributions:
  From net investment income .........................................        (0.16)          (0.13)          (0.15)          (0.17)
  From net realized gains on investment transactions .................        (0.52)          (0.71)          (0.19)          (0.15)
                                                                        --------------- --------------- --------------- ------------
Total distributions ..................................................        (0.68)          (0.84)          (0.34)          (0.32)
                                                                        --------------- --------------- --------------- ------------
Net increase .........................................................         1.42            2.32            1.73            2.77
                                                                        --------------- --------------- --------------- ------------

Net asset value, end of period .......................................    $   18.24       $   16.82       $   14.50       $   12.77
                                                                        =============== =============== =============== ============

Total Return (a) .....................................................        12.48%          21.82%          16.25%          31.14%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ...........................    $ 195,936       $ 108,565       $  17,761      $    3,365
  Ratio of net operating expenses to average net assets (b) (c) ......         1.01%           1.03%           0.85%           0.87%
  Ratio of net investment income to average net assets (b) (c) .......         1.06%           1.43%           2.29%           2.33%
  Portfolio turnover .................................................        77.80%         112.54%          13.71%          30.12%


Ratio information assuming no expense reimbursement or
  fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) ..........         1.01%           1.09%           1.53%           2.28%
  Ratio of net investment income to average net assets (b) ...........         1.06%           1.37%           1.61%           0.91%

------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks -96.84%

Aerospace & Defense - 0.77%
   Raytheon Co. "A" (c) ............    22,115  $1,143,069
   Raytheon Co. "B" ................     6,900     367,425
                                                 ---------
                                                 1,510,494

Airlines - 0.78%
   Southwest Airlines (c) ..........    68,042   1,526,692

Auto Manufacturers - 2.28%
   Ford Motor Co. ..................    39,060   2,292,334
   General Motors Corp. ............    30,280   2,166,913
                                                 ---------
                                                 4,459,247

Auto Parts & Equipment - 0.76%
   Dana Corp. ......................    10,665     435,932
   Goodyear Tire & Rubber Co. ......    20,700   1,044,056
                                                 ---------
                                                 1,479,988

Banks - 11.67%
   BankAmerica Corp. ...............    65,206   3,920,511
   BankBoston Corp. ................    48,335   1,882,044
   Bank One Corp. ..................    52,193   2,665,105
   Chase Manhattan Corp. ...........    31,840   2,167,110
   First Union Corp. ...............    21,205   1,289,529
   Fleet Financial Group Inc. ......    33,630   1,502,841
   J.P. Morgan & Co. Inc. ..........    21,205   2,227,850
   Mercantile Bancorporation Inc. ..    24,945   1,150,588
   National City Corp. .............    21,250   1,540,625
   PNC Bank Corp. ..................    29,526   1,598,095
   Summit Bancorp ..................    13,975     610,533
   Wells Fargo Co. .................    56,900   2,272,444
                                                 ---------
                                                22,827,275

Beverages - 1.96%
   Anheuser-Busch Cos. Inc. ........    31,260   2,051,437
   Whitman Corp. ...................    70,440   1,787,415
                                                 ---------
                                                 3,838,852

Chemicals - 1.98%
   E.I. du Pont de Nemours & Co. ...    43,200   2,292,300
   Eastman Chemical Co. ............    22,350   1,000,163
   Witco Corp. .....................    36,970     589,209
                                                 ---------
                                                 3,881,672

Computers - 3.63%
   Compaq Computer Corp. ...........    63,170   2,649,192
   International Business Machines
   Corp. ...........................    20,595   3,804,926
   NCR Corp. (a) ...................     1,600      66,800
   Sun Microsystems Inc. (a) .......     6,655     569,834
                                                 ---------
                                                 7,090,752

Cosmetics & Personal Care - 1.03%
   Colgate-Palmolive Co. ...........    13,280   1,233,380
   Kimberly-Clark Corp. ............    14,315     780,168
                                                 ---------
                                                 2,013,548


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Diversified Financial Services -
5.63%
   American Express Co. ............    11,700  $1,196,325
   Citigroup Inc. ..................    79,075   3,914,212
   Federal National Mortgage
   Association .....................    31,350   2,319,900
   Lehman Brothers Holdings Inc. ...    44,580   1,964,306
   Merrill Lynch & Co. Inc. ........    24,105   1,609,009
                                                 ---------
                                                11,003,752

Electric  - 4.86%
   Consolidated Edison Inc. ........    34,190   1,807,796
   Dominion Resources Inc. .........    32,170   1,503,947
   Duke Energy Corp. ...............    25,060   1,605,406
   Edison International ............    48,600   1,354,725
   Entergy Corp. ...................    54,615   1,699,892
   Texas Utilities Co. .............    33,045   1,542,788
                                                 ---------
                                                 9,514,554

Electrical Equipment - 0.78%
   Emerson Electric Co. ............    25,210   1,525,205

Environmental Control - 0.62%
   Waste Management Inc. ...........    26,090   1,216,446

Food - 3.11%
   General Mills Inc. (c) ..........    18,265   1,420,104
   H.J. Heinz Co. ..................    25,845   1,463,473
   Nabisco Holdings Corp. ..........    12,600     522,900
   Quaker Oats Co. .................    23,170   1,378,615
   Sara Lee Corp. ..................    45,720   1,288,733
                                                 ---------
                                                 6,073,825

Forest Products & Paper - 0.78%
   Boise Cascade Corp. .............    49,285   1,527,835

Health Care - 2.18%
   Baxter International Inc. .......    38,460   2,473,459
   Johnson & Johnson Co. ...........    21,315   1,787,796
                                                 ---------
                                                 4,261,255

Household Products  - 0.90%
   Clorox Co. (c) ..................    15,140   1,768,541

Insurance - 5.06%
   Aetna Inc. ......................    14,260   1,121,192
   Allstate Corp. (c) ..............    38,580   1,490,152
   American General Corp. ..........    33,775   2,634,450
   Aon Corp. .......................    23,360   1,293,560
   CIGNA Corp. .....................    32,015   2,475,160
   Equitable Cos. Inc. .............    15,300     885,488
                                                 ---------
                                                 9,900,002

Leisure Time - 0.87%
   Hasbro Inc. (c) .................    47,165   1,703,836

Machinery - 1.01%
   Deere & Co. (c) .................    41,395   1,371,209
   Rockwell International Corp. ....    12,530     608,488
                                                 ---------
                                                 1,979,697

                     See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Manufacturing  - 3.34%
   Eastman Kodak Co. ...............    22,695  $1,634,040
   General Electric Co. ............    30,855   3,149,138
   Minnesota Mining & Manufacturing
   Co...............................    24,460   1,739,718
                                                 ---------
                                                 6,522,896

Media - 2.34%
   McGraw-Hill  Cos. Inc. ..........    10,825   1,102,797
   MediaOne Group Inc. (a) .........    39,680   1,864,960
   Times Mirror Co. (c) ............    28,880   1,617,280
                                                 ---------
                                                 4,585,037

Office & Business Equipment  - 2.42%
   Pitney Bowes Inc. ...............     9,545     630,567
   Xerox Corp. .....................    34,830   4,109,940
                                                 ---------
                                                 4,740,507

Oil & Gas Producers - 9.72%
   Atlantic Richfield Co. ..........    37,595   2,453,074
   BP Amoco Plc ADR (c) ............    19,457   1,743,834
   Chevron Corp. ...................    29,165   2,418,872
   Conoco Inc. (a) (c) .............    41,300     862,137
   Enron Corp. .....................     9,085     518,413
   Exxon Corp. .....................    40,360   2,951,325
   Halliburton Co. .................    35,945   1,064,871
   Kerr-McGee Corp. (c) ............    34,340   1,313,505
   Mobil Corp. .....................    23,100   2,012,588
   Sonat Inc. ......................    48,100   1,301,706
   Texaco Inc. .....................    25,880   1,368,405
   Tosco Corp. .....................    38,740   1,002,398
                                                 ---------
                                                19,011,128

Packaging & Containers - 0.96%
   Owens-Illinois Inc. (a) .........    61,265   1,876,241

Pharmaceuticals - 7.57%
   American Home Products Corp. ....    56,145   3,161,665
   Bristol-Myers Squibb Co. ........    24,100   3,224,881
   Merck & Co. Inc. ................    26,600   3,928,488
   Pharmacia & Upjohn Inc. .........    79,220   4,485,833
                                                 ---------
                                                14,800,867

Retail - 3.79%
   Federated Department Stores Inc.
   (a) (c) .........................    23,600   1,028,075
   J.C. Penney Co. .................    24,535   1,150,078
   Kmart Corp. (a) (c) .............    92,445   1,415,564
   McDonald's Corp. ................    19,095   1,463,154
   Sears, Roebuck & Co. ............    34,860   1,481,550
   Toys "R" Us Inc. (a) (c) ........    51,570     870,244
                                                 ---------
                                                 7,408,665

Savings & Loans - 0.75%
   Washington Mutual Inc. ..........    37,785   1,471,253

                                                    Market
                                       Shares        Value
                                       ------        -----
Common Stocks (continued)

Semiconductors - 4.20%
   Intel Corp. .....................    22,685    $2,689,590
   Motorola Inc. ...................    36,840     2,249,543
   Texas Instruments Inc. ..........    38,255     3,273,193
                                                 -----------
                                                   8,212,326

Telecommunications - 8.51%
   ALLTEL Corp. ....................    24,435     1,461,518
   Ameritech Corp. .................    17,505     1,109,379
   AT&T Corp. ......................    49,425     3,719,231
   GTE Corp. .......................    39,925     2,595,125
   SBC Communications Inc. .........    56,100     3,008,363
   Sprint Corp. ....................    22,505     1,893,233
   US West Inc. ....................    44,357     2,866,571
                                                 -----------
                                                  16,653,420

Tobacco - 1.86%
   Philip Morris Cos. Inc. .........    68,100     3,643,350

Transportation - 0.72%
   Burlington Northern Santa Fe
   Corp. ...........................    41,744     1,408,860
                                                 -----------

     Total Common Stocks
       (cost $175,552,796) .........             189,438,018
                                                 -----------

                                    Principal
                                      Amount
                                      ------
Short Term Investments - 3.16%

Commercial Paper - 1.53%
   Windmill Funding Corp.,
      5.28%, 1/13/1999 .............$3,000,000     2,994,720


Money Market Fund -  0.00%
   SSgA Money Market Fund, 4.85%
   (b) .............................       841           841

Repurchase Agreement - 1.63%
   Repurchase agreement with Swiss
   Bank, 4.75% (Collateralized by
   $2,225,000 U.S. Treasury Bond,
   12.75%, due 11/15/2010, market
   value $3,269,252) acquired on
   12/31/1998, due 1/04/1999 ....... 3,190,000     3,190,000
                                                 -----------

     Short Term Investments
       (cost $6,185,561) ...........               6,185,561
                                                 -----------

Total Investments  -- 100%
   (cost $181,738,357) .............            $195,623,579
                                                 ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.

                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Conservative Growth Series I

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   9,725,534
                                          ================

Investments in securities, at value ....... $   10,027,519
Receivable:
   Fund shares sold .......................        13,878
Total assets ..............................    10,041,397

Liabilities
Payables:
   Investment securities purchased ........        13,494
   Investment advisory fees ...............         1,514
   Fund shares redeemed ...................           384
Total liabilities .........................        15,392
Net assets ................................ $  10,026,005
                                          ================

Net assets consist of:
Paid-in capital ........................... $   9,373,693
Undistributed net investment income .......       366,802
Accumulated net realized loss
   on investments .........................       (16,475)
Net unrealized appreciation on
  investments .............................       301,985
Net assets ................................ $  10,026,005
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized........       957,851
                                          ================

Net asset value, offering and
redemption price per share................. $       10.47
                                          ================

Undistributed net investment income ....... $     366,802
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $     365,669
   Interest................................         6,319
                                           ---------------
Total investment income ...................       371,988
                                           ---------------

Expenses
   Investment advisory fees ...............         5,186
                                           ---------------
Total operating expenses ..................         5,186
                                           ---------------
Net investment income .....................       366,802
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........       (16,475)
Net change in unrealized appreciation
   on investments .........................       301,985
                                           ---------------
Net realized and unrealized gain ..........       285,510
                                           ---------------

Net increase in net assets from
operations ................................$      652,312
                                           ===============

----------------------------------------------------------
* For period beginning April 9, 1998 (commencement of operations).


See notes to the financial statements.

JNL Series Trust
JNL/S&P Conservative Growth Series I

Statement of Changes in Net Assets

                                              Period from
                                                April 9,
                                                1998* to
                                              December 31,
                                                  1998
                                              ------------

Operations:
  Net investment income .....................     $366,802
  Net realized loss on investments ..........      (16,475)
  Net change in unrealized appreciation
     on investments .........................      301,985
                                                ----------
  Net increase in net assets from
  operations.................................      652,312
                                                ----------

Distributions to shareholders:
  From net investment income ................            -
  From net realized gain on
     investment transactions ................            -
                                                ----------
  Total distributions to shareholders .......            -
                                                ----------

Share transactions:
  Proceeds from the sale of shares ..........   10,018,487
  Reinvestment of distributions .............            -
  Cost of shares redeemed ...................     (644,794)
                                                ----------
Net increase in net assets from share
   transactions .............................    9,373,693
                                                ----------

Net increase in net assets ..................   10,026,005

Net assets beginning of period ..............            -
                                                ----------

Net assets end of period ....................  $10,026,005
                                                ==========

Undistributed net investment income .........  $   366,802
                                                ==========




Financial Highlights

                                              Period from
                                                April 9,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------
Selected Per Share Data

Net asset value, beginning of period .....   $       10.00
                                                ----------
Income from operations:
  Net investment income (c) ..............            0.38
  Net realized and unrealized gain
     on investments (c) ..................            0.09
                                                ----------
  Total income from operations ...........            0.47
                                                ----------

Less distributions:
  From net investment income .............              --
  From net realized gain on
     investment transactions .............              --
                                                ----------
  Total distributions ....................              --
                                                ----------
  Net increase ...........................            0.47
                                                ----------

Net asset value, end of period ...........   $       10.47
                                                ==========

Total Return (a) .........................            4.70%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)          10,026
  Ratio of net operating expenses to
  averagenet assets (b) ...................           0.20%
  Ratio of net investment income to
  average net assets (b) ..................          14.15%
  Portfolio turnover ......................          36.08%


--------------------------------------------------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.

                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Moderate Growth Series I



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $  11,824,958
                                          ================

Investments in securities, at value ....... $  12,613,637
Receivable:
   Fund shares sold .......................        18,882
Total assets ..............................    12,632,519

Liabilities
Payables:
   Investment securities purchased ........        18,399
   Investment advisory fees ...............         1,901
   Fund shares redeemed ...................           483
Total liabilities .........................        20,783
Net assets ................................ $  12,611,736
                                          ================

Net assets consist of:
Paid-in capital ...........................    11,531,641
Undistributed net investment income .......       428,464
Accumulated net realized loss
   on investments .........................      (137,048)
Net unrealized appreciation on
investments ...............................       788,679
Net assets ................................ $  12,611,736
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......     1,186,353
                                          ================

Net asset value, offering and
redemption price per share................. $       10.63
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $     434,699
   Interest................................             -
                                           ---------------
Total investment income ...................       434,699
                                           ---------------

Expenses
   Investment advisory fees ...............         6,235
                                           ---------------
Total operating expenses ..................         6,235
                                           ---------------
Net investment income .....................       428,464
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........      (137,048)
Net change in unrealized appreciation
   on investments .........................       788,679
                                           ---------------
Net realized and unrealized gain ..........       651,631
                                           ---------------

Net increase in net assets from
operations................................. $   1,080,095
                                           ===============

----------------------------------------------------------
* For period beginning April 8, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Moderate Growth Series I

Statement of Changes in Net Assets

                                              Period from
                                                April 8,
                                                1998* to
                                              December 31,
                                                  1998

Operations:
  Net investment income .....................    $428,464
  Net realized loss on investments ..........     137,048)
  Net change in unrealized appreciation
     on investments .........................     788,679
                                              -----------
  Net increase in net assets from
  operations.................................   1,080,095
                                              -----------

Distributions to shareholders:
  From net investment income ................           -
  From net realized gain
     on investment transactions .............           -
                                              -----------
  Total distributions to shareholders .......           -
                                              -----------

Share transactions:
  Proceeds from the sale of shares ..........  13,290,877
  Reinvestment of distributions .............           -
  Cost of shares redeemed ...................  (1,759,236)
                                              -----------
Net increase in net assets from
   share transactions .......................  11,531,641
                                              -----------

Net increase in net assets ..................  12,611,736

Net assets beginning of period ..............           -
                                              -----------

Net assets end of period .................... $12,611,736
                                              ===========

Undistributed net investment income .........    $428,464
                                              -----------


Financial Highlights

                                              Period from
                                                April 8,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------
Selected Per Share Data

Net asset value, beginning of period ........ $     10.00
                                             ----------------
Income from operations:
  Net investment income (c) .................        0.36
  Net realized and unrealized gain
     on investments (c) .....................        0.27
                                             ----------------
  Total income from operations ..............        0.63
                                             ----------------

Less distributions:
  From net investment income ................           -
  From net realized gain
     on investment transactions .............           -
                                             ----------------
  Total distributions........................           -
                                             ----------------
  Net increase ..............................        0.63
                                             ----------------

Net asset value, end of period .............. $     10.63
                                             ================

Total Return (a) ............................        6.30%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)... $    12,612
  Ratio of net operating expenses to
  average net assets (b) ....................        0.20%
  Ratio of net investment income to
  average net assets (b) ....................       13.74%
  Portfolio turnover ........................       57.96%



--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Aggressive Growth Series I


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   4,022,415
                                          ================

Investments in securities, at value ....... $   4,425,708
Receivable:
   Fund shares sold .......................         2,650
Total assets ..............................     4,428,358

Liabilities
Payables:
   Investment securities purchased ........         2,480
   Investment advisory fees ...............           687
   Fund shares redeemed ...................           170
Total liabilities .........................         3,337
Net assets ................................ $   4,425,021
                                          ================

Net assets consist of:
Paid-in capital ...........................     4,033,239
Undistributed net investment income .......       108,846
Accumulated net realized loss
   on investments .........................      (120,357)
Net unrealized appreciation on
investments ...............................       403,293
Net assets ................................ $   4,425,021
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized........       406,701
                                          ================

Net asset value, offering and
redemption price per share................. $       10.88
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $     111,813
   Interest................................             -
                                           ---------------
Total investment income ...................       111,813
                                           ---------------

Expenses
   Investment advisory fees ...............         2,967
                                           ---------------
Total operating expenses ..................         2,967
                                           ---------------
Net investment income .....................       108,846
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........      (120,357)
Net change in unrealized appreciation
   on investments .........................       403,293
                                           ---------------
Net realized and unrealized gain ..........       282,936
                                           ---------------

Net increase in net assets from
operations................................. $     391,782
                                           ===============

----------------------------------------------------------
*    For period beginning April 8, 1998 (commencement of operations).

                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Aggressive Growth Series I

Statement of Changes in Net Assets

                                              Period from
                                                April 8,
                                                1998* to
                                              December 31,
                                                  1998
                                              ------------

Operations:
  Net investment income .....................    $108,846
  Net realized loss on investments ..........     120,357)
  Net change in unrealized appreciation on
     investments ............................     403,293
                                                ---------
  Net increase in net assets from
  operations ................................     391,782
                                                ---------

Distributions to shareholders:
  From net investment income ................           -
  From net realized gain
     on investment transactions .............           -
                                                ---------
  Total distributions to shareholders .......           -
                                                ---------

Share transactions:
  Proceeds from the sale of shares ..........   6,129,056
  Reinvestment of distributions .............           -
  Cost of shares redeemed ...................  (2,095,817)
                                                ---------
Net increase in net assets from
   share transactions .......................   4,033,239
                                                ---------

Net increase in net assets ..................   4,425,021

Net assets beginning of period ..............           -
                                                ---------

Net assets end of period .................... $ 4,425,021
                                                =========

Undistributed net investment income ......... $   108,846
                                                =========


Financial Highlights

                                              Period from
                                                April 8,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------
Selected Per Share Data

Net asset value, beginning of period ........      $10.00
                                                ---------
Income from operations:
  Net investment income (c) ................        0.27
  Net realized and unrealized gain
     on investments (c) .....................        0.61
                                                ---------
  Total income from operations .............        0.88
                                                ---------

Less distributions:
  From net investment income ................           -
  From net realized gain
     on investment transactions .............           -
                                                ---------
  Total distributions .......................           -
                                                ---------
  Net increase ..............................        0.88
                                                ---------

Net asset value, end of period .............. $     10.88
                                                =========

Total Return (a) ............................        8.80%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) .. $     4,425
  Ratio of net operating expenses to
  average net assets (b) ....................        0.20%
  Ratio of net investment income to
  average net assets (b) ....................        7.34%
  Portfolio turnover ........................      126.18%



--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Very Aggressive Growth Series I


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   2,211,104
                                          ================

Investments in securities, at value ....... $   2,441,748
Receivable:
   Fund shares sold .......................        13,510
Total assets ..............................     2,455,258

Liabilities
Payables:
   Investment securities purchased ........        13,417
   Investment advisory fees ...............           417
   Fund shares redeemed ...................            93
Total liabilities .........................        13,927
Net assets ................................ $   2,441,331
                                          ================

Net assets consist of:
Paid-in capital ........................... $   2,143,842
Undistributed net investment income .......        51,762
Accumulated net realized gain
   on investments .........................        15,083
Net unrealized appreciation on
  investments .............................       230,644
Net assets ................................ $   2,441,331
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......       218,190
                                          ================

Net asset value, offering and
redemption price per share................. $       11.19
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $      53,569
   Interest................................             -
                                           ---------------
Total investment income ...................        53,569
                                           ---------------

Expenses
   Investment advisory fees ...............         1,807
                                           ---------------
Total operating expenses ..................         1,807
                                           ---------------
Net investment income .....................        51,762
                                           ---------------

Realized and unrealized gain
Net realized gain on investments ..........        15,083
Net change in unrealized appreciation
   on investments .........................       230,644
                                           ---------------
Net realized and unrealized gain ..........       245,727
                                           ---------------

Net increase in net assets from
operations ................................ $     297,489
                                           ===============

----------------------------------------------------------
*    For period beginning April 1, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Very Aggressive Growth Series I

Statement of Changes in Net Assets

                                              Period from
                                                April 1,
                                                1998* to
                                              December 31,
                                                  1998
                                              ------------

Operations:
  Net investment income ..................... $    51,762
  Net realized gain on investments ..........      15,083
  Net change in unrealized appreciation
     on investments .........................     230,644
                                               ----------
  Net increase in net assets from
  operations ................................     297,489
                                               ----------

Distributions to shareholders:
  From net investment income.................           -
  From net realized gain on
     investment transactions ................           -
                                               ----------
  Total distributions to shareholders .......           -
                                               ----------

Share transactions:
  Proceeds from the sale of shares ..........   3,155,187
  Reinvestment of distributions .............           -
  Cost of shares redeemed ...................  (1,011,345)
                                               ----------
Net increase in net assets from
   share transactions .......................   2,143,842
                                               ----------

Net increase in net assets ..................   2,441,331

Net assets beginning of period ..............           -
                                               ----------

Net assets end of period .................... $ 2,441,331
                                               ==========

Undistributed net investment income ......... $    51,762
                                               ==========


Financial Highlights

                                              Period from
                                                April 1,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period......... $     10.00
                                             ------------
Income from operations:
  Net investment income (c) .................        0.24
  Net realized and unrealized gains
     on investments (c) .....................        0.95
                                             ------------
  Total income from operations...............        1.19
                                             ------------

Less distributions:
  From net investment income ................           -
  From net realized gain on
     investment transactions ................           -
                                             ------------
  Total distributions........................           -
                                             ------------
  Net increase ..............................        1.19
                                             ------------

Net asset value, end of period .............. $     11.19

Total Return (a) ............................       11.90%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) .. $     2,441
  Ratio of net operating expenses to
  average net assets (b) ....................        0.20%
  Ratio of net investment income to
  average net assets (b) ....................        5.73%
  Portfolio turnover ........................      121.03%


--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Growth Series I


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   4,557,366
                                          ================

Investments in securities, at value ....... $   5,035,338
Receivable:
   Fund shares sold .......................        58,883
Total assets ..............................     5,094,221

Liabilities
Payables:
   Investment securities purchased ........        58,692
   Investment advisory fees ...............           757
   Fund shares redeemed ...................           191
Total liabilities .........................        59,640
Net assets ................................ $   5,034,581
                                          ================

Net assets consist of:
Paid-in capital ........................... $   4,516,990
Undistributed net investment income .......        98,327
Accumulated net realized loss
   on investments .........................       (58,708)
Net unrealized appreciation on
  investments .............................       477,972
Net assets ................................ $   5,034,581
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized........       473,365
                                          ================

Net asset value, offering and
redemption price per share................. $       10.64
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $     101,165
   Interest................................             -
                                           ---------------
Total investment income ...................       101,165
                                           ---------------

Expenses
   Investment advisory fees ...............         2,838
                                           ---------------
Total operating expenses ..................         2,838
                                           ---------------
Net investment income .....................        98,327
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........       (58,708)
Net change in unrealized appreciation
   on investments .........................       477,972
                                           ---------------
Net realized and unrealized gain ..........       419,264
                                           ---------------

Net increase in net assets from
operations ................................ $     517,591
                                           ===============

----------------------------------------------------------
*    For period beginning April 13, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Growth Series I

Statement of Changes in Net Assets

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998

Operations:
  Net investment income ..................... $    98,327
  Net realized loss on investments ..........     (58,708)
  Net change in unrealized appreciation
     on investments .........................     477,972
                                               ----------
  Net increase in net assets from
  operations ................................     517,591
                                               ----------

Distributions to shareholders:
  From net investment income.................           -
  From net realized gain on
     investment transactions ................           -
                                               ----------
  Total distributions to shareholders .......           -
                                               ----------

Share transactions:
  Proceeds from the sale of shares ..........   4,945,786
  Reinvestment of distributions .............           -
  Cost of shares redeemed ...................    (428,796)
                                               ----------
Net increase in net assets from
   share transactions .......................   4,516,990
                                               ----------

Net increase in net assets ..................   5,034,581

Net assets beginning of period ..............           -
                                               ----------

Net assets end of period .................... $ 5,034,581
                                               ==========

Undistributed net investment income ......... $    98,327
                                               ==========


Financial Highlights

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period......... $     10.00
                                             ------------
Income from operations:
  Net investment income (c) .................        0.21
  Net realized and unrealized gains
     on investments (c) .....................        0.43
                                             ------------
  Total income from operations ..............        0.64
                                             ------------

Less distributions:
  From net investment income ................           -
  From net realized gain on
     investment transactions ................           -
                                             ------------
  Total distributions .......................           -
                                             ------------
  Net increase ..............................        0.64
                                             ------------

Net asset value, end of period .............. $     10.64
                                             ============

Total Return (a) ............................        6.40%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) ................................ $     5,035
  Ratio of net operating expenses to
  average net assets (b) ....................        0.20%
  Ratio of net investment income to
  average net assets (b) ....................        6.93%
  Portfolio turnover ........................       72.69%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Aggressive Growth Series I


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   2,913,308
                                          ================

Investments in securities, at value ....... $   3,238,322
Receivable:
   Fund shares sold .......................        25,773
Total assets ..............................     3,264,095

Liabilities
Payables:
   Investment securities purchased ........        25,615
   Investment advisory fees ...............           490
   Fund shares redeemed ...................           158
Total liabilities .........................        26,263
Net assets ................................ $   3,237,832
                                          ================

Net assets consist of:
Paid-in capital ........................... $   2,887,701
Undistributed net investment income .......        64,180
Accumulated net realized loss on
investments ...............................       (39,063)
Net unrealized appreciation on
  investments .............................       325,014
Net assets ................................ $   3,237,832
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized........       301,109
                                          ================

Net asset value, offering and
redemption price per share................. $       10.75
                                          ================



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends ..............................$       66,013
   Interest................................             -
                                           ---------------
Total investment income ...................        66,013
                                           ---------------

Expenses
   Investment advisory fees ...............         1,833
                                           ---------------
Total operating expenses ..................         1,833
                                           ---------------
Net investment income .....................        64,180
                                           ---------------

Realized and unrealized gains (loss)
Net realized loss on investments ..........       (39,063)
Net change in unrealized appreciation
   on investments .........................       325,014
                                           ---------------
Net realized and unrealized gain ..........       285,951
                                           ---------------

Net increase in net assets from
operations ................................ $     350,131
                                           ===============

----------------------------------------------------------
*    For period beginning April 15, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Aggressive Growth Series I

Statement of Changes in Net Assets

                                              Period from
                                               April 15,
                                                1998* to
                                              December 31,
                                                  1998
                                              ------------

Operations:
  Net investment income ..................... $    64,180
  Net realized loss on investments ..........     (39,063)
  Net change in unrealized appreciation
     on investments .........................     325,014
                                               ----------
  Net increase in net assets from
  operations ................................     350,131
                                               ----------

Distributions to shareholders:
  From net investment income.................           -
  From net realized gain on
     investment transactions ................           -
                                               ----------
  Total distributions to shareholders .......           -
                                               ----------

Share transactions:
  Proceeds from the sale of shares ..........   3,188,502
  Reinvestment of distributions .............           -
  Cost of shares redeemed ...................    (300,801)
                                               ----------
Net increase in net assets from
   share transactions ........................  2,887,701
                                               ----------

Net increase in net assets ...................  3,237,832

Net assets beginning of period ...............          -
                                               ----------

Net assets end of period .................... $ 3,237,832
                                               ==========
Undistributed net investment income ......... $    64,180
                                               ==========


Financial Highlights

                                              Period from
                                               April 15,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period......... $     10.00
                                             ------------
Income from operations:
  Net investment income (c) .................        0.21
  Net realized and unrealized gain
     on investments (c) .....................        0.54
                                             ------------
  Total income from operations ..............        0.75
                                             ------------

Less distributions:
  From net investment income ................           -
  From net realized gain on
     investment transactions ................           -
                                             ------------
  Total distributions .......................           -
                                             ------------
  Net increase ..............................        0.75
                                             ------------

Net asset value, end of period ..............      $10.75
                                             ============

Total Return (a) ............................        7.50%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ..      $3,238
  Ratio of net operating expenses to
  average net assets (b) ....................        0.20%
  Ratio of net investment income to
  average net assets (b) ....................        7.01%
  Portfolio turnover ........................       67.88%

--------------------------------------------------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Conservative Growth Series II


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   1,636,407
                                          ================

Investments in securities, at value ....... $   1,701,340
Receivable:
   Investment securities sold .............            70
Total assets ..............................     1,701,410

Liabilities
Payables:
   Investment advisory fees ...............           263
   Fund shares redeemed ...................            70
Total liabilities .........................           333
Net assets ................................ $   1,701,077
                                          ================

Net assets consist of:
Paid-in capital ........................... $   2,289,200
Undistributed net investment income .......        40,676
Accumulated net realized loss on
investments................................      (693,732)
Net unrealized appreciation on
  investments .............................        64,933
Net assets ................................ $   1,701,077
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized........       178,376
                                          ================

Net asset value, offering and
redemption price per share................. $        9.54
                                          ================



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $      44,228
   Interest................................             -
                                           ---------------
Total investment income ...................        44,228
                                           ---------------

Expenses
   Investment advisory fees ...............         3,552
                                           ---------------
Total operating expenses ..................         3,552
                                           ---------------
Net investment income .....................        40,676
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........      (693,732)
Net change in unrealized appreciation
   on investments .........................        64,933
                                           ---------------
Net realized and unrealized loss ..........      (628,799)
                                           ---------------

Net decrease in net assets from
operations ................................ $    (588,123)
                                           ===============

----------------------------------------------------------
*    For period beginning April 13, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Conservative Growth Series II

Statement of Changes in Net Assets

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                              ------------

Operations:
  Net investment income ..................... $    40,676
  Net realized loss on investments ..........    (693,732)
  Net change in unrealized appreciation
     on investments .........................      64,933

  Net decrease in net assets from
  operations ................................    (588,123)

Distributions to shareholders:
  From net investment income ................           -
  From net realized gain on
     investment transactions ................           -
                                              -----------
  Total distributions to shareholders .......           -
                                              -----------

Share transactions:
  Proceeds from the sale of shares ..........   9,898,825
  Reinvestment of distributions .............           -
  Cost of shares redeemed ...................  (7,609,625)
                                              -----------
Net increase in net assets from
   share transactions .......................   2,289,200
                                              -----------

Net increase in net assets ..................   1,701,077

Net assets beginning of period ..............           -
                                              -----------

Net assets end of period .................... $ 1,701,077
                                              ==========

Undistributed net investment income ......... $    40,676
                                              -----------




Financial Highlights

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period......... $     10.00
                                             ------------
Income from operations:
  Net investment income (c) .................        0.23
  Net realized and unrealized loss
     on investments (c) .....................       (0.69
                                             ------------
  Total loss from operations ................       (0.46
                                             ------------

Less distributions:
  From net investment income ................           -
  From net realized gain on
     investment transactions ................           -
                                             ------------
  Total distributions .......................           -
                                             ------------
  Net decrease ..............................       (0.46)
                                             ------------

Net asset value, end of period .............. $      9.54
                                             ============

Total Return (a) ............................       (4.60)%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) .. $     1,701
  Ratio of net operating expenses to
  average net assets (b) ....................        0.20%
  Ratio of net investment income to
  average net assets (b) ....................        2.29%
  Portfolio turnover ........................      369.99%


--------------------------------------------------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Moderate Growth Series II

Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   2,694,835
                                          ================

Investments in securities, at value ....... $   2,856,054
Receivable:
   Investment securities sold .............           117
Total assets ..............................     2,856,171

Liabilities
Payables:
   Investment advisory fees ...............           411
   Fund shares redeemed ...................           117
Total liabilities .........................           528
Net assets ................................ $   2,855,643
                                          ================

Net assets consist of:
Paid-in capital ........................... $   2,661,394
Undistributed net investment income .......        47,089
Accumulated net realized loss
   on investments .........................       (14,059)
Net unrealized appreciation on
investments ...............................       161,219
Net assets................................. $   2,855,643
                                          ================

Total shares outstanding (no par
value),unlimited shares authorized ........       279,342
                                          ================

Net asset value, offering and
redemption price per share................. $       10.22
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $      49,393
   Interest ...............................             -
                                           ---------------
Total investment income ...................        49,393
                                           ---------------

Expenses
   Investment advisory fees ...............         2,304
                                           ---------------
Total operating expenses ..................         2,304
                                           ---------------
Net investment income .....................        47,089
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........       (14,059)
Net change in unrealized appreciation
   on investments .........................       161,219
                                           ---------------
Net realized and unrealized gain ..........       147,160
                                           ---------------

Net increase in net assets from
operations ................................ $     194,249
                                           ===============

----------------------------------------------------------
*    For period beginning April 13, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Moderate Growth Series II

Statement of Changes in Net Assets

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                          ----------------
                                                  1998

Operations:
  Net investment income ...............   $         47,089
  Net realized loss on investments ....            (14,059)
  Net change in unrealized appreciation
     on investments ...................            161,219
                                          ----------------
  Net increase in net assets from
  operations ..........................            194,249
                                          ----------------

Distributions to shareholders:
  From net investment income ..........                  -
  From net realized gains on
     investment transactions ..........                  -
                                          ----------------
  Total distributions to shareholders .                  -
                                          ----------------

Share transactions:
  Proceeds from the sale of shares ....          4,026,686
  Reinvestment of distributions .......                  -
  Cost of shares redeemed .............         (1,365,292)
                                          ----------------
Net increase in net assets from
   share transactions .................          2,661,394
                                          ----------------

Net increase in net assets ............          2,855,643

Net assets beginning of period ........                  -
                                          ----------------

Net assets end of period ..............   $      2,855,643
                                          ================

Undistributed net investment income ...   $         47,089
                                          ================



Financial Highlights

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                             -------------
Selected Per Share Data

Net asset value, beginning of period.......   $      10.00
                                             -------------
Income from operations:
  Net investment income (c) ...............           0.17
  Net realized and unrealized gain on
     investments (c) ......................           0.05
                                             -------------
  Total income from operations.............           0.22
                                             -------------

Less distributions:
  From net investment income...............              -
  From net realized gain on
     investment transactions ..............              -
                                             -------------
  Total distributions .....................              -
                                             -------------
  Net increase ............................           0.22
                                             -------------

Net asset value, end of period ............   $      10.22
                                             =============

Total Return (a) ..........................           2.20%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)    $      2,856
  Ratio of net operating expenses to
  average net assets (b) ..................           0.20%
  Ratio of net investment income to
  average net assets (b) ..................           4.09%
  Portfolio turnover ......................         103.28%


--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Aggressive Growth Series II


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $     255,710
                                          ================

Investments in securities, at value ....... $     266,887
Receivable:
   Investment securities sold .............            11
Total assets ..............................       266,898

Liabilities
Payables:
   Investment advisory fees ...............            33
   Fund shares redeemed ...................            11
Total liabilities .........................            44
Net assets ................................ $     266,854
                                          ================

Net assets consist of:
Paid-in capital ........................... $     258,495
Undistributed net investment income .......         2,744
Accumulated net realized loss on
investments ...............................        (5,562)
Net unrealized appreciation on
  investments .............................        11,177
Net assets ................................ $     266,854
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......        26,565
                                          ================

Net asset value, offering and
redemption price per share ................ $       10.05
                                          ================



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $       2,994
   Interest ...............................             -
                                           ---------------
Total investment income ...................         2,994
                                           ---------------

Expenses
   Investment advisory fees ...............           250
                                           ---------------
Total operating expenses ..................           250
                                           ---------------
Net investment income .....................         2,744
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........        (5,562)
Net change in unrealized appreciation
   on investments .........................        11,177
                                           ---------------
Net realized and unrealized gain ..........         5,615
                                           ---------------

Net increase in net assets from
operations ................................ $       8,359
                                           ===============

----------------------------------------------------------
*    For period beginning April 13, 1998 (commencement of operations).


                     See notes to the financial statements

JNL Series Trust
JNL/S&P Aggressive Growth Series II

Statement of Changes in Net Assets

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                            -------------

Operations:
  Net investment income ...............     $       2,744
  Net realized loss on investments ....             5,562
  Net change in unrealized appreciation
     on investments ...................            11,177
                                            -------------
  Net increase in net assets from
  operations ..........................             8,359
                                            -------------
Distributions to shareholders:
  From net investment income ..........                --
  From net realized gain on
     investment transactions ..........                --
                                            -------------
  Total distributions to shareholders .                --
                                            -------------

Share transactions:
  Proceeds from the sale of shares ....           520,291
  Reinvestment of distributions .......                --
  Cost of shares redeemed .............          (261,796)
                                            -------------
Net increase in net assets from
   share transactions .................           258,495
                                            -------------

Net increase in net assets ............           266,854

Net assets beginning of period ........                --
                                            -------------

Net assets end of period ..............     $     266,854
                                            =============

Undistributed net investment income ...     $       2,744
                                            =============



Financial Highlights

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period......... $     10.00
                                             ------------
Income from operations:
  Net investment income (c) .................        0.10
  Net realized and unrealized loss
     on investments (c) .....................       (0.05
                                             ------------
  Total income from operations ..............        0.05
                                             ------------

Less distributions:
  From net investment income ................           -
  From net realized gain on
     investment transactions ................           -
                                             ------------
  Total distributions .......................           -
                                             ------------
  Net increase ..............................        0.05
                                             ------------

Net asset value, end of period .............. $     10.05
                                             ============

Total Return (a) ............................        0.50%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) .. $       267
  Ratio of net operating expenses to
  average net assets (b) ....................        0.20%
  Ratio of net investment income to
  average net assets (b) ....................        2.19%
  Portfolio turnover ........................      165.71%


--------------------------------------------------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Very Aggressive Growth Series II


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $     133,617
                                          ================

Investments in securities, at value ....... $     154,707
Receivable:
   Investment securities sold .............             6
Total assets ..............................       154,713

Liabilities
Payables:
   Investment advisory fees ...............            25
   Fund shares redeemed ...................             6
Total liabilities .........................            31
Net assets ................................ $     154,682
                                          ================

Net assets consist of:
Paid-in capital ........................... $     132,016
Undistributed net investment income .......           963
Accumulated net realized gain
   on investments .........................           613
Net unrealized appreciation on
investments ...............................        21,090
Net assets ................................ $     154,682
                                          ================

Total shares outstanding (no par
value),unlimited shares authorized ........        14,321
                                          ================

Net asset value, offering and
redemption price per share................. $       10.80
                                          ================



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $       1,174
   Interest ...............................             -
                                           ---------------
Total investment income ...................         1,174
                                           ---------------

Expenses
   Investment advisory fees ...............           211
                                           ---------------
Total operating expenses ..................           211
                                           ---------------
Net investment income  ....................           963
                                           ---------------

Realized and unrealized gain
Net realized gain on investments ..........           613
Net change in unrealized appreciation
   on investments .........................        21,090
                                           ---------------
Net realized and unrealized gain ..........        21,703
                                           ---------------

Net increase in net assets from
operations ................................ $      22,666
                                           ===============

----------------------------------------------------------
*    For period beginning April 13, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Very Aggressive Growth Series II

Statement of Changes in Net Assets

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                               ----------

Operations:
  Net investment income ................... $         963
  Net realized gain on investments ........           613
  Net change in unrealized appreciation
     on investments .......................        21,090
                                               ----------
  Net increase in net assets from
  operations ..............................        22,666
                                               ----------

Distributions to shareholders:
  From net investment income ..............             -
  From net realized gain on
     investment transactions ..............             -
                                               ----------
  Total distributions to shareholders .....             -
                                               ----------

Share transactions:
  Proceeds from the sale of shares ........       401,318
  Reinvestment of distributions ...........             -
  Cost of shares redeemed .................      (269,302)
                                               ----------
Net increase in net assets from
   share transactions .....................       132,016
                                               ----------

Net increase in net assets ................       154,682

Net assets beginning of period ............             -
                                               ----------

Net assets end of period .................. $     154,682
                                               ==========

Undistributed net investment income ....... $         963
                                               ==========



Financial Highlights

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                            -------------
Selected Per Share Data

Net asset value, beginning of period....... $       10.00
                                            -------------
Income from operations:
  Net investment income (c) ...............          0.07
  Net realized and unrealized gains
     on investments (c) ...................          0.73
                                            -------------
  Total income from operations ............          0.80
                                            -------------

Less distributions:
  From net investment income ..............             -
  From net realized gain on
     investment transactions ..............             -
                                            -------------
  Total distributions .....................             -
                                            -------------
  Net increase ............................          0.80
                                            -------------

Net asset value, end of period ............ $       10.80
                                            =============

Total Return (a) ..........................          8.00%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands). $         155
  Ratio of net operating expenses to
  average net assets (b) ..................          0.20%
  Ratio of net investment income to
  average net assets (b) ..................          0.91%
  Portfolio turnover ......................        208.66%

--------------------------------------------------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Growth Series II


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $     536,781
                                          ================

Investments in securities, at value ....... $     600,477
Receivable:
   Investment securities sold .............            25
Total assets ..............................       600,502

Liabilities
Payables:
   Investment advisory fees ...............            97
   Fund shares redeemed ...................            25
Total liabilities .........................           122
Net assets ................................ $     600,380
                                          ================

Net assets consist of:
Paid-in capital ........................... $     542,216
Undistributed net investment income .......         4,501
Accumulated net realized loss on
investments ...............................       (10,033)
Net unrealized appreciation on
investments ...............................        63,696
Net assets ................................ $     600,380
                                          ================

Total shares outstanding (no par
value),unlimited shares authorized ........        59,799
                                          ================

Net asset value, offering and
redemption price per share................. $       10.04
                                          ================




Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $       4,997
   Interest ...............................             -
                                           ---------------
Total investment income ...................         4,997
                                           ---------------

Expenses
   Investment advisory fees ...............           496
                                           ---------------
Total operating expenses ..................           496
                                           ---------------
Net investment income  ....................         4,501
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........       (10,033)
Net change in unrealized appreciation
  on investments ..........................        63,696
                                           ---------------
Net realized and unrealized gain ..........        53,663
                                           ---------------

Net increase in net assets from
operations ................................ $      58,164
                                           ===============

----------------------------------------------------------
*    For period beginning April 13, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Growth Series II

Statement of Changes in Net Assets

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                            -------------

Operations:
  Net investment income ................... $       4,501
  Net realized loss on investments ........       (10,033)
  Net change in unrealized appreciation
     on investments .......................        63,696
                                            -------------
  Net increase in net assets from
  operations ..............................        58,164
                                            -------------

Distributions to shareholders:
  From net investment income ..............             -
  From net realized gain on
     investment transactions ..............             -
                                            -------------
  Total distributions to shareholders .....             -
                                            -------------

Share transactions:
  Proceeds from the sale of shares ........       826,868
  Reinvestment of distributions ...........             -
  Cost of shares redeemed .................      (284,652)
                                            -------------
Net increase in net assets from
   share transactions .....................       542,216
                                            -------------

Net increase in net assets ................       600,380

Net assets beginning of period ............             -
                                            -------------

Net assets end of period .................. $     600,380
                                            =============

Undistributed net investment income ....... $       4,501
                                            =============



Financial Highlights

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period....... $       10.00
                                             ------------
Income from operations:
  Net investment income (c) ...............          0.08
  Net realized and unrealized gains
     on investments (c) ...................         (0.04)
                                             ------------
  Total income from operations ............          0.04
                                             ------------

Less distributions:
  From net investment income ..............             -
  From net realized gain on
     investment transactions ..............             -
                                             ------------
  Total distributions .....................             -
                                             ------------
  Net increase ............................          0.04
                                             ------------

Net asset value, end of period ............ $       10.04
                                             ============

Total Return (a) ..........................          0.40%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) .............................. $         600
  Ratio of net operating expenses to
  average net assets (b) ..................          0.20%
  Ratio of net investment income to
  average net assets (b) ..................          1.82%
  Portfolio turnover ......................        121.14%

--------------------------------------------------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Aggressive Growth Series II


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $     204,578
                                          ================

Investments in securities, at value ....... $     224,071
Receivable:
   Investment securities sold .............             9
Total assets ..............................       224,080

Liabilities
Payables:
   Investment advisory fees ...............            36
   Fund shares redeemed ...................             9
Total liabilities .........................            45
Net assets ................................ $     224,035
                                          ================

Net assets consist of:
Paid-in capital ........................... $     208,302
Undistributed net investment income .......         1,538
Accumulated net realized loss
   on investments .........................        (5,298)
Net unrealized appreciation on
  investments .............................        19,493
Net assets ................................ $     224,035
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......        21,616
                                          ================

Net asset value, offering and
redemption price per share................. $       10.36
                                          ================




Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $       1,790
   Interest ...............................             -
                                           ---------------
Total investment income ...................         1,790
                                           ---------------

Expenses
   Investment advisory fees ...............           252
                                           ---------------
Total operating expenses...................           252
                                           ---------------
Net investment income .....................         1,538
                                           ---------------

Realized and unrealized gain (loss)
Net realized loss on investments ..........        (5,298)
Net change in unrealized appreciation
   on investments .........................        19,493
                                           ---------------
Net realized and unrealized gain ..........        14,195
                                           ---------------

Net increase in net assets from
operations ................................ $      15,733
                                           ===============

----------------------------------------------------------
*    For period beginning April 13, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
JNL/S&P Equity Aggressive Growth Series II

Statement of Changes in Net Assets

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------

Operations:
  Net investment income ................... $       1,538
  Net realized loss on investments ........        (5,298)
  Net change in unrealized appreciation
     on investments .......................        19,493
                                             ------------

  Net increase in net assets from
  operations ..............................        15,733
                                             ------------

Distributions to shareholders:
  From net investment income ..............             -
  From net realized gain on
     investment transactions ..............             -
                                             ------------
  Total distributions to shareholders .....             -
                                             ------------

Share transactions:
  Proceeds from the sale of shares ........       445,053
  Reinvestment of distributions ...........             -
  Cost of shares redeemed .................      (236,751)
                                             ------------
Net increase in net assets from
   share transactions .....................       208,302
                                             ------------

Net increase in net assets ................       224,035

Net assets beginning of period ............             -
                                             ------------

Net assets end of period .................. $     224,035
                                             ============

Undistributed net investment income ....... $       1,538
                                             ============




Financial Highlights

                                              Period from
                                               April 13,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period....... $       10.00
                                             ------------
Income from operations:
  Net investment income (c) ...............          0.07
  Net realized and unrealized gain
     on investments (c) ...................          0.29
                                             ------------
  Total income from operations ............          0.36
                                             ------------

Less distributions:
  From net investment income ..............             -
  From net realized gain on
     investment transactions ..............             -
                                             ------------
  Total distributions .....................             -
                                             ------------
  Net increase ............................          0.36
                                             ------------

Net asset value, end of period ............ $       10.36
                                            =============

Total Return (a) ..........................          3.60%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)  $         224
  Ratio of net operating expenses to
  average net assets (b) ..................          0.20%
  Ratio of net investment income to
  average net assets (b) ..................          1.22%
  Portfolio turnover ......................        157.21%


--------------------------------------------------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales, redemptions of Series shares and receipt of dividends.


                     See notes to the financial statements.

                      JNL/S&P CONSERVATIVE GROWTH SERIES I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                                                                              Market
                                                                                              Shares           Value
                                                                                              ------           -----
Investment Company Securities  -- 100%

  JNL Aggressive Growth Series..........................................................        25,877         $571,373
  JNL Global Equities Series ...........................................................        45,575        1,007,663
  JNL/Alger Growth Series...............................................................        57,308        1,085,993
  JNL/Eagle Core Equity Series .........................................................        96,265        1,531,580
  JNL/Putnam Value Equity Series .......................................................        82,163        1,498,647
  PPM America/JNL High Yield Bond Series ...............................................        86,904          946,386
  PPM America/JNL Money Market Series ..................................................       473,740          473,740
  Salomon Brothers/JNL Global Bond Series ..............................................       133,169        1,420,910
  Salomon Brothers/JNL U.S. Government & Quality Bond Series............................        85,944          958,277
  T. Rowe Price/JNL Mid-Cap Growth Series ..............................................        26,087          532,950
                                                                                                           --------------

Total Investments -- 100%
  (cost $9,725,534) ....................................................................                     $10,027,519
                                                                                                           ==============


                        JNL/S&P MODERATE GROWTH SERIES I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares           Value
                                                                                              ------           -----
Investment Company Securities  -- 100%

  JNL Aggressive Growth  Series.........................................................        64,217       $1,417,912
  JNL Global Equities Series ...........................................................        84,600        1,870,500
  JNL/Alger Growth Series...............................................................        70,875        1,343,087
  JNL/Eagle Core Equity Series .........................................................       118,920        1,892,016
  JNL/Putnam Value Equity Series........................................................       101,441        1,850,291
  PPM America/JNL High Yield Bond Series ...............................................       106,540        1,160,220
  Salomon Brothers/JNL Global Bond Series ..............................................       109,326        1,166,513
  Salomon Brothers/JNL U.S. Government & Quality Bond Series............................        53,004          590,995
  T. Rowe Price/JNL Mid-Cap Growth Series ..............................................        64,714        1,322,103
                                                                                                           --------------

Total Investments -- 100%
  (cost $11,824,958) ...................................................................                    $12,613,637
                                                                                                           ==============



                       JNL/S&P AGGRESSIVE GROWTH SERIES I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  JNL Aggressive Growth Series .........................................................        33,234         $733,802
  JNL Global Equities Series ...........................................................        37,574          830,760
  JNL/Alger Growth Series ..............................................................        36,764          696,678
  JNL/Eagle Core Equity Series .........................................................        54,693          870,170
  JNL/Eagle SmallCap Equity Series .....................................................        14,694          217,765
  Salomon Brothers/JNL Global Bond Series ..............................................        38,046          405,955
  T. Rowe Price/JNL Mid-Cap Growth Series ..............................................        32,823          670,578
                                                                                                           --------------

Total Investments -- 100%
  (cost $4,022,415) ....................................................................                     $4,425,708
                                                                                                           ==============

                     See notes to the financial statements.

                     JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares           Value
                                                                                              ------           -----
Investment Company Securities  -- 100%

  JNL Aggressive Growth Series .........................................................        24,462         $540,124
  JNL Global Equities Series ...........................................................        25,291          559,190
  JNL/Alger Growth Series ..............................................................        33,201          629,163
  JNL/Eagle Core Equity Series .........................................................        14,780          235,156
  JNL/Eagle SmallCap Equity Series......................................................        15,722          233,007
  JNL/Putnam Growth Series .............................................................         5,378          123,040
  T. Rowe Price/JNL Mid-Cap Growth Series...............................................         5,975          122,068
                                                                                                           --------------

Total Investments -- 100%
  (cost $2,211,104) ....................................................................                     $2,441,748
                                                                                                           ==============

                       JNL/S&P EQUITY GROWTH SERIES I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares           Value
                                                                                              ------           -----
Investment Company Securities  -- 100%

  JNL Aggressive Growth Series..........................................................        37,190         $821,164
  JNL Global Equities Series ...........................................................        43,322          957,859
  JNL/Alger Growth Series...............................................................        54,791        1,038,294
  JNL/Eagle Core Equity Series .........................................................        76,815        1,222,133
  JNL/Eagle SmallCap Equity Series .....................................................        32,974          488,679
  T. Rowe Price/JNL Mid-Cap Growth Series ..............................................        24,827          507,209
                                                                                                           --------------

Total Investments -- 100%
  (cost $4,557,366) ....................................................................                     $5,035,338
                                                                                                           ==============



                    JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  JNL Aggressive Growth Series .........................................................        23,964         $529,121
  JNL Global Equities Series ...........................................................        27,514          608,329
  JNL/Alger Growth......................................................................        43,977          833,367
  JNL/Eagle Core Equity Series .........................................................        39,409          626,994
  JNL/Eagle SmallCap Equity Series .....................................................        21,177          313,844
  JNL/Putnam Growth Series .............................................................         7,149          163,566
  T. Rowe Price/JNL Mid-Cap Growth Series ..............................................         7,983          163,101
                                                                                                           --------------

Total Investments -- 100%
  (cost $2,913,308) ....................................................................                     $3,238,322
                                                                                                           ==============

                     See notes to the financial statements.

                      JNL/S&P CONSERVATIVE GROWTH SERIES II
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  Goldman Sachs/JNL Growth & Income Series .............................................        34,842         $313,574
  JNL Aggressive Growth Series .........................................................         3,404           75,165
  JNL Global Equities Series ...........................................................         4,903          108,415
  JNL/Alliance Growth Series............................................................        11,951          158,714
  JNL/PIMCO Total Return Bond Series ...................................................        34,668          352,230
  Lazard/JNL Mid Cap Value Series ......................................................         7,416           68,299
  Salomon Brothers/JNL Balanced Series .................................................        30,291          314,416
  Salomon Brothers/JNL Global Bond Series ..............................................        19,505          208,120
  Salomon Brothers/JNL High Yield Bond Series ..........................................        10,679          102,407
                                                                                                           --------------

Total Investments -- 100%
  (cost $1,636,407) ....................................................................                     $1,701,340
                                                                                                           ==============


                       JNL/S&P MODERATE GROWTH SERIES II
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  Goldman Sachs/JNL Growth & Income Series .............................................        60,060         $540,538
  JNL Aggressive Growth Series .........................................................        14,716          324,939
  JNL Global Equities Series ...........................................................        12,616          278,932
  JNL/Alliance Growth Series ...........................................................        35,355          469,513
  JNL/PIMCO Total Return Bond Series ...................................................        13,207          134,178
  Lazard/JNL Mid Cap Value Series ......................................................        30,941          284,967
  Salomon Brothers/JNL Balanced Series .................................................        53,523          555,567
  Salomon Brothers/JNL Global Bond Series ..............................................        12,569          134,107
  Salomon Brothers/JNL High Yield Bond Series ..........................................        13,901          133,313
                                                                                                           --------------

Total Investments -- 100%
  (cost $2,694,835) ....................................................................                     $2,856,054
                                                                                                           ==============


                       JNL/S&P AGGRESSIVE GROWTH SERIES II
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  Goldman Sachs/JNL Growth & Income Series .............................................         5,628          $50,648
  JNL Aggressive Growth Series .........................................................         1,332           29,416
  JNL Global Equities Series ...........................................................         1,159           25,627
  JNL/Alliance Growth Series ...........................................................         4,261           56,589
  Lazard/JNL Mid Cap Value Series ......................................................         4,310           39,696
  Lazard/JNL Small Cap Value Series ....................................................         2,966           25,803
  Salomon Brothers/JNL Balanced Series .................................................         2,536           26,326
  Salomon Brothers/JNL Global Bond Series ..............................................         1,198           12,782
                                                                                                           --------------

Total Investments -- 100%
  (cost $255,710).......................................................................                       $266,887
                                                                                                           ==============

                     See notes to the financial statements.

                    JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  Goldman Sachs/JNL Growth & Income Series .............................................           780           $7,019
  JNL Aggressive Growth Series .........................................................         1,180           26,047
  JNL Global Equities Series ...........................................................         1,284           28,379
  JNL/Alliance Growth Series ...........................................................         3,735           49,596
  Lazard/JNL Mid Cap Value Series ......................................................         3,208           29,549
  Lazard/JNL Small Cap Value Series ....................................................         1,623           14,117
                                                                                                           --------------

Total Investments -- 100%
  (cost $133,617) ......................................................................                       $154,707
                                                                                                           ==============


                         JNL/S&P EQUITY GROWTH SERIES II
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  Goldman Sachs/JNL Growth & Income Series .............................................         9,050          $81,448
  JNL Aggressive Growth Series .........................................................         4,588          101,312
  JNL Global Equities Series ...........................................................         5,225          115,530
  JNL/Alliance Growth Series ...........................................................         9,749          129,464
  Lazard/JNL Mid Cap Value Series ......................................................        12,572          115,789
  Lazard/JNL Small Cap Value Series ....................................................         6,544           56,934
                                                                                                           --------------

Total Investments -- 100%
  (cost $536,781) ......................................................................                       $600,477
                                                                                                           ==============


                   JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                                                                              Market
                                                                                              Shares          Value
                                                                                              ------          -----
Investment Company Securities  -- 100%

  Goldman Sachs/JNL Growth & Income Series .............................................         2,283          $20,545
  JNL Aggressive Growth Series .........................................................         1,718           37,932
  JNL Global Equities Series ...........................................................         1,892           41,823
  JNL/Alliance Growth Series ...........................................................         4,514           59,950
  Lazard/JNL Mid Cap Value Series ......................................................         4,686           43,156
  Lazard/JNL Small Cap Value Series ....................................................         2,375           20,665
                                                                                                           --------------

Total Investments -- 100%
  (cost $204,578) ......................................................................                       $224,071
                                                                                                           ==============


                     See notes to the financial statements.

JNL Series Trust
Goldman Sachs/JNL Growth & Income Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $  4,228,646
                                          ================

Investments in securities, at value ....... $   4,315,162
Receivables:
   Dividends and interest .................         6,183
   Investment securities sold .............         5,693
                                          ----------------
Total assets ..............................     4,327,038
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............         3,258
   Fund shares redeemed ...................           106
Other liabilities .........................        12,920
                                          ----------------
Total liabilities .........................        16,284
                                          ================
Net assets ................................ $   4,310,754
                                          ================

Net assets consist of:
Paid-in capital ........................... $   4,753,549
Undistributed net investment income .......             -
Accumulated net realized loss
   on investments, future contracts,
   and foreign currency related items .....      (529,317)
Net unrealized appreciation on:
   Investments ............................        86,516
   Foreign currency related items .........             6
                                          ================
Net assets ................................ $   4,310,754
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......       479,039
                                          ================

Net asset value, offering and
redemption price per share................. $        9.00
                                          ================



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $      46,623
   Interest ...............................        10,668
   Foreign tax withholding ................          (319)
                                           ---------------
Total investment income ...................        56,972
                                           ---------------

Expenses
   Investment advisory fees ...............        25,322
   Custodian fees .........................        14,204
   Portfolio accounting fees ..............        13,984
   Professional fees ......................         4,363
   Other ..................................         1,171
                                           ---------------
Total operating expenses ..................        59,044
Less:
   Reimbursement from Adviser .............       (29,616)
                                           ---------------
Net expenses ..............................        29,428
                                           ---------------
Net investment income .....................        27,544
                                           ---------------

Realized and unrealized gains (losses) Net realized loss on:
   Investments ............................      (510,356)
   Foreign currency related items .........           (10)
   Futures contracts ......................       (18,962)
Net change in unrealized appreciation on:
   Investments ............................        86,516
   Foreign currency related items .........             6
                                           ---------------
Net realized and unrealized losses ........      (442,806)
                                           ---------------

Net decrease in net assets
   from operations ........................ $    (415,262)
                                           ===============

----------------------------------------------------------
* For period beginning March 2, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
Goldman Sachs/JNL Growth & Income Series


Statement of Changes in Net Assets

                                              Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------

Operations:
  Net investment income ..................... $    27,544
  Net realized loss on:
    Investments .............................    (510,356)
    Foreign currency related items ..........         (10)
    Futures contracts .......................     (18,962)
  Net change in unrealized appreciation on:
    Investments .............................      86,516
    Foreign currency related items ..........           6
                                               ----------
Net decrease in net assets from
operations ..................................    (415,262)
                                               ----------

Distributions to shareholders:
  From net investment income ................     (32,767)
  From net realized gains on investment
     transactions ...........................           -
                                               ----------
Total distributions to shareholders .........     (32,767)
                                               ----------

Share transactions:
  Proceeds from the sale of shares ..........   7,095,095
  Reinvestment of distributions .............      32,767
  Cost of shares redeemed ...................  (2,369,079)
                                               ----------
Net increase in net assets from share
   transactions .............................   4,758,783
                                               ----------

Net increase in net assets ..................   4,310,754

Net assets beginning of period ..............           -
                                               ----------

Net assets end of period .................... $ 4,310,754
                                               ==========

Undistributed net investment income ......... $         -
                                               ==========



Financial Highlights

                                               Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period......... $     10.00
                                             ------------
Income (loss) from operations:
  Net investment income .....................        0.07
  Net realized and unrealized losses on
     investments and foreign currency
     related items ..........................       (1.00)
                                             ------------
Total loss from operations ..................       (0.93)
                                             ------------

Less distributions:
  From net investment income ................       (0.07)
  From net realized gains on investment
     transactions ...........................           -
                                             ------------
Total distributions .........................       (0.07)
                                             ------------
Net decrease ................................       (1.00)
                                             ------------

Net asset value, end of period .............. $      9.00
                                             ============

Total Return (a) ............................       (9.31)%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) ................................ $     4,311
  Ratio of net operating expenses to
  average net assets (b) (c) ................       1.075%
  Ratio of net investment income to
  average net assets (b) (c) ................        1.01%
  Portfolio turnover ........................      129.99%


Ratio information assuming no expense
  reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ....................        2.16%
  Ratio of net investment loss to average
     net assets (b) .........................       (0.08)%

--------------------------------------------------------------------------------
*      Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Adviser's expense reimbursement.


                     See notes to the financial statements.

                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks -- 97.21%

Aerospace & Defense -- 3.97%
   Boeing Co .......................       800   $  26,100
   Lockheed Martin Corp. ...........       800      67,800
   Raytheon Co. "A" ................     1,500      77,531
                                                 -----------
                                                   171,431

Auto Manufacturer -- 3.70%
   Ford Motor Co. ..................       500      29,344
   General Motors Corp. ............     1,200      85,875
   Volvo AB - ADR ..................     1,900      44,294
                                                 -----------
                                                   159,513

Auto Parts & Equipment -- 3.06%
   Federal-Mogul Corp. .............       400      23,800
   Goodyear Tire & Rubber Co. ......       500      25,219
   Lucasvarity Plc .................     1,000      33,500
   Magna International Inc. ........       800      49,600
                                                 -----------
                                                   132,119

Banks -- 9.48%
   BankAmerica Corp. ...............     1,600      96,200
   Bank One Corp. ..................     2,000     102,125
   Chase Manhattan Corp. ...........       900      61,256
   First Union Corp. ...............     2,000     121,625
   Wells Fargo Co. .................       700      27,956
                                                 -----------
                                                   409,162

Chemicals -- 0.61%
   E.I. du Pont de Nemours & Co. ...       500      26,531

Commercial Services -- 1.32%
   Dun & Bradstreet Corp. ..........     1,800      56,812

Computers -- 1.64%
   Compaq Computer Corp. ...........       600      25,162
   Hewlett-Packard Co. .............       400      27,325
   International Business Machines
   Corp. ...........................       100      18,475
                                                 -----------
                                                    70,962

Diversified Financial Services --
1.11%
   CIT Group Inc. ..................     1,500      47,719

Electric -- 5.39%
   Consolidated Edison Inc. ........       500      26,437
   Entergy Corp. ...................     1,700      52,912
   Northeast Utilities (a) .........     2,300      36,800
   PacifiCorp. .....................     2,600      54,762
   Unicom Corp. ....................     1,600      61,700
                                                 -----------
                                                   232,611

Electronics -- 2.96%
   Honeywell Inc. ..................       300      22,594
   Hughes Electronics ..............     1,500      59,531
   PG&E Corp. ......................       800      25,200
   Philips Electronics NV ..........       300      20,306
                                                 -----------
                                                   127,631

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Entertainment -- 0.76%
   Mirage Resorts Inc.(a) ..........     2,200   $  32,863

Environmental Control -- 2.14%
   Browning-Ferris Industries Inc. .     2,100      59,719
   Waste Management Inc. ...........       700      32,638
                                                 -----------
                                                    92,357

Food -- 2.65%
   Archer-Daniels-Midland Co. ......     3,500      60,156
   ConAgra Inc. ....................       900      28,350
   Ralston Purina Group ............       800      25,900
                                                 -----------
                                                   114,406

Forest Products & Paper -- 1.36%
   Georgia-Pacific Group ...........     1,000      58,562

Health Care -- 4.90%
   Aluminum Co. of America .........       400      29,825
   Baxter International Inc. .......       400      25,725
   Columbia/HCA Healthcare Corp. ...     2,100      51,975
   Johnson & Johnson Co. ...........       300      25,163
   Tenet Healthcare Corp. (a) ......     3,000      78,750
                                                 -----------
                                                   211,438

Home Builders -- 1.29%
   Crown Cork & Seal Co. Inc. ......     1,800      55,462

Household Products -- 0.58%
   Unilever NV .....................       300      24,881

Insurance -- 10.32%
   Aetna Inc. ......................     1,400     110,075
   Allstate Corp. ..................     1,400      54,075
   CIGNA Corp. .....................       800      61,850
   Hartford Financial Services
   Group Inc. ......................     1,300      71,338
   Loews Corp. .....................     1,000      98,250
   Provident Co. ...................     1,200      49,800
                                                 -----------
                                                   445,388

Leisure Time -- 1.17%
   Hasbro Inc. .....................     1,400      50,575

Lodging  -- 1.51%
   Hilton Hotels Corp. .............     3,400      65,025

Manufacturing -- 1.29%
   Corning Inc. ....................       600      27,000
   Minnesota Mining & Manufacturing
   Co. .............................       400      28,450
                                               -----------
                                                    55,450

Media -- 4.18%
   CBS Corp. (a) ...................       900      29,475
   Gannett Co. Inc. ................       400      25,800
   MediaOne Group Inc. (a) .........       600      28,200
   New York Times Co. ..............     2,000      69,375
   TCI Group (a) ...................       500      27,656
                                                 -----------
                                                   180,506

                     See notes to the financial statements.

                    GOLDMAN SACHS/JNL GROWTH & INCOME SERIES
                      SCHEDULE OF INVESTMENTS (continued)


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Office & Business Equipment-- 0.55%
   Xerox Corp. .....................       200   $  23,600

Oil & Gas Products -- 10.65%
   Atlantic Richfield Co. ..........     1,300      84,825
   Elf Aquitaine SA - ADR ..........     1,800     101,925
   Exxon Corp. .....................       300      21,937
   Halliburton Co. .................     1,500      44,438
   Occidental Petroleum Corp. ......     1,400      23,625
   Royal Dutch Petroleum Co. .......     1,800      86,175
   Texaco Inc. .....................       400      21,150
   Tosco Corp. .....................     1,200      31,050
   Transocean Offshore Inc. ........     1,000      26,813
   USX-Marathon Group ..............       600      18,075
                                                 -----------
                                                   460,013

Pharmaceuticals -- 1.44%
   American Home Products Corp. ....       600      33,787
   Pharmacia & Upjohn Inc. .........       500      28,313
                                                 -----------
                                                    62,100

Retail -- 5.61%
   Dayton Hudson Corp. .............     1,000      54,250
   Federated Department Stores Inc.
   (a) .............................     1,100      47,919
   Sears, Roebuck & Co. ............     1,500      63,750
   TJX Cos. Inc. ...................     1,000      29,000
   Toys "R" Us Inc. (a) ............     2,800      47,250
                                                 -----------
                                                   242,169

Semiconductors -- 0.55%
   Intel Corp. .....................       200      23,713

Software -- 2.06%
   First Data Corp. ................     2,800      88,725

Telecommunications-- 6.29%
   ALLTEL Corp. ....................       200      11,963
   AT&T Corp. ......................       900      67,725
   BCE Inc. ........................     1,700      64,494
   BellSouth Corp. .................       600      29,925
   GTE Corp. .......................     1,000      65,000
   US West Inc. ....................       500      32,313
                                                 -----------
                                                   271,420

                                                    Market
                                        Shares       Value
                                        ------      ------
Common Stocks (continued)

Tobacco -- 4.20%
   Philip Morris Cos. Inc. .........     2,500   $ 133,750
   RJR Nabisco Holding Corp. .......     1,600      47,500
                                                 -----------
                                                   181,250

Transportation -- 0.47%
   Burlington Northern Santa Fe
   Corp. ...........................       600      20,250
                                                 -----------

     Total Common Stocks
       (cost $4,108,128) ...........             4,194,644
                                                 -----------

                                     Principal
                                        Amount
                                        ------
Short Term Investments -- 2.79%

Money Market Fund -- 0.01%
   SSgA Money Market Fund, 4.85%
   (b) ............................. $     518        518

Repurchase Agreement -- 2.78%
   Repurchase agreement with State
      Street Bank, 2.00%
      (Collateralized by
      $115,000 U.S. Treasury Note,
      5.875%, due 02/15/2004,
      market value $123,769),
      acquired on 12/31/1998,
      due 01/04/1999 ...............   120,000     120,000
                                                 -----------

     Total Short Term Investments
       (cost $120,518) .............               120,518
                                                 -----------

Total Investments -- 100%
   (cost $4,228,646) ...............            $4,315,162
                                                ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.

                     See notes to the financial statements.

JNL Series Trust
Lazard/JNL Small Cap Value Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   5,329,580
                                          ================

Investments in securities, at value ....... $   4,833,743
Dividends and interest receivable .........         5,977
                                          ----------------
Total assets ..............................     4,839,720
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............         4,075
   Fund shares redeemed ...................            19
   Investment securities purchased ........        17,872
Other liabilities .........................        13,586
                                          ----------------
Total liabilities .........................        35,552
                                          ================
Net assets ................................ $   4,804,168
                                          ================

Net assets consist of:
Paid-in capital ........................... $   5,438,256
Undistributed net investment income .......         1,672
Accumulated net realized loss on
investments ...............................      (139,923)
Net unrealized depreciation on
investments ...............................      (495,837)
                                          ================
Net assets ................................ $   4,804,168
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .........     551,993
                                          ================

Net asset value, offering and
redemption price per share .................. $      8.70
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $       33,421
   Interest ...............................        11,590
   Foreign tax withholding ................           (98)
                                           ---------------
Total investment income ...................        44,913
                                           ---------------

Expenses
   Investment advisory fees ...............        40,701
   Custodian fees .........................        12,998
   Portfolio accounting fees ..............        13,984
   Professional fees ......................         4,413
   Other ..................................         1,066
                                           ---------------
Total operating expenses ..................        73,162
Less:
   Reimbursement from Adviser .............       (26,646)
                                           ---------------
Net expenses ..............................        46,516
                                           ---------------
Net investment loss .......................        (1,603)
                                           ---------------

Realized and unrealized losses
Net realized loss on investments ..........      (139,923)
Net change in unrealized depreciation on
   investments ............................      (495,837)
                                           ---------------
Net realized and unrealized losses ........      (635,760)
                                           ---------------

Net decrease in net assets
   from operations ........................ $    (637,363)
                                           ===============

----------------------------------------------------------
*    For period beginning March 2, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
Lazard/JNL Small Cap Value Series



Statement of Changes in Net Assets

                                              Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------

Operations:
  Net investment loss ....................... $    (1,603)
  Net realized loss on investments ..........    (139,923)
  Net change in unrealized depreciation on
    investments .............................    (495,837)
                                               ----------
Net decrease in net assets from .............    (637,363)
operations
                                               ----------

Distributions to shareholders:
  From net investment income ................           -
  From net realized gains on investment
    transactions ............................           -
  Return of capital .........................      (4,329)
                                               ----------
Total distributions to shareholders .........      (4,329)
                                               ----------

Share transactions:
  Proceeds from the sale of shares ..........   5,554,767
  Reinvestment of distributions .............       4,329
  Cost of shares redeemed ...................    (113,236)
                                               ----------
Net increase in net assets from share
  transactions ..............................   5,445,860
                                               ----------

Net increase in net assets ..................   4,804,168

Net assets beginning of period ..............           -
                                               ----------

Net assets end of period .................... $ 4,804,168
                                               ==========

Undistributed net investment income ......... $     1,672
                                               ==========


Financial Highlights

                                               Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period......... $     10.00
                                             ------------
Loss from operations:
  Net investment loss .......................       (0.01)
  Net realized and unrealized loss
    on investments ..........................       (1.28)
                                             ------------
Total loss from operations ..................       (1.29)
                                             ------------

Less distributions:
  From net investment income ................           -
  From net realized gains on investment
    transactions ............................           -
  Return of capital .........................       (0.01)
                                             ------------
Total distributions .........................       (0.01)
                                             ------------
Net decrease ................................       (1.30)
                                             ------------

Net asset value, end of period .............. $      8.70
                                             ============

Total Return (a) ............................      (12.92)%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) ................................ $     4,804
  Ratio of net operating expenses to
    average net assets (b) (c) ..............        1.20%
  Ratio of net investment loss to
    average net assets (b) (c) ..............       (0.04)%
  Portfolio turnover ........................       40.15%


Ratio information assuming no expense
  reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ....................        1.89%
  Ratio of net investment loss to
    average net assets (b) ..................       (0.73)%

--------------------------------------------------------------------------------
*    Commencement of operations.

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Adviser's expense reimbursement.


                     See notes to the financial statements.

                        LAZARD/JNL SMALL CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks --  98.61%

Apparel --  0.74%
  Stride Rite Corp. ................     4,100   $  35,875

Auto Parts & Equipment --  3.74%
  Borg-Warner Automotive Inc. ......     1,200      66,975
  Dura Automotive Systems Inc. (a) .     1,000      34,125
  Tower Automotive Inc. (a) ........     3,200      79,800
                                                 -----------
                                                   180,900

Banks --  1.75%
  HUBCO Inc. .......................     2,033      61,244
  Southwest Bancorporation (a) .....     1,300      23,238
                                                 -----------
                                                    84,482

Building Materials --  2.32%
  Apogee Enterprises Inc. ..........     4,000      45,000
  Hussmann International Inc. ......       800      15,500
  Lone Star Industries Inc. ........     1,400      51,537
                                                 -----------
                                                   112,037

Chemicals --  2.50%
  A. Schulman Inc. .................     1,900      43,106
  Ferro Corp. ......................     1,700      44,200
  H B Fuller Co. ...................       700      33,687
                                                 -----------
                                                   120,993

Commercial Services --  3.72%
  Budget Group Inc. (a) ............     2,800      44,450
  CDI Corp. (a) ....................     1,500      30,281
  Nielsen Media Research ...........     2,998      53,964
  Pittston Brink's Group ...........     1,600      51,000
                                                 -----------
                                                   179,695

Computers -- 5.38%
  Anixter International Inc. (a) ...     3,800      77,188
  Bell & Howell Co. (a) ............     2,000      75,625
  Electronics for Imaging Inc. (a) .     1,500      60,281
  Wang Laboratories Inc. (a) .......     1,700      47,175
                                                 -----------
                                                   260,269

Distribution & Wholesale --  0.51%
  Unisource Worldwide Inc. .........     3,400      24,650

Electric -- 2.12%
  Calpine Corp. (a) ................     2,100      53,025
  Sierra Pacific Resources .........     1,300      49,400
                                                 -----------
                                                   102,425

Electrical Components & Equipment--1.56%
  Belden Inc. ......................     2,200      46,612
  Scotsman Industries Inc. .........     1,400      28,788
                                                 -----------
                                                    75,400

Electronics --  4.29%
  Credence Systems Corp. (a) .......     2,700      49,950
  Flextronics International (a) ....       300      25,688
  Kemet Corp. (a) ..................     4,000      45,000

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Electronics (continued)
  Oak Industries Inc. ..............     1,200   $  42,000
  Watts Industries .................     2,700      44,887
                                                 -----------
                                                   207,525

Food --  3.33%
  American Italian Pasta Co. (a) ...     1,500      39,562
  International Multifoods Corp. ...       400      10,325
  Lance Inc. .......................     1,700      33,894
  Ralcorp Holdings Inc. (a) ........     1,100      20,075
  Vlasic Foods International Inc.
  (a) ..............................     2,400      57,150
                                                 -----------
                                                   161,006

Forest Products & Paper --  0.70%
  Chesapeake Corp. .................       300      11,063
  Wausau Mosinee Paper Corp. .......     1,300      22,994
                                                 -----------
                                                    34,057

Hand & Machine Tools -- 0.95%
  Regal-Beloit Corp. ...............     2,000      46,000

Health Care -- 6.69%
  ADAC Labratories Inc. ............       400       7,988
  Apria Healthcare Group Inc. (a) ..     5,200      46,474
  Integrated Health Services Inc. ..     1,400      19,775
  Magellan Health Services (a) .....     2,900      24,288
  Oakley Inc. (a) ..................     3,900      36,806
  Sierra Health Services Inc. (a) ..     3,150      66,347
  Sun Healthcare Group Inc. (a) ....     2,500      16,406
  Sunrise Medical Inc. (a) .........     3,000      37,313
  West Co. .........................     1,900      67,806
                                                 -----------
                                                   323,203

Holding Companies - Diversified --
0.98%
  Walter Industries Inc. (a) .......     3,100      47,469

Home Builders --  1.35%
  Kaufman & Broad Home Corp. .......       700      20,125
  Toll Brothers (a) ................     2,000      45,125
                                                 -----------
                                                    65,250
Home Furnishings --  4.23%
  Bassett Furniture Industries Inc.      1,800      43,424
  Dorel Industries Inc. (a) ........     1,800      29,025
  Furniture Brands International
  Inc. (a) .........................     2,600      70,850
  Harman International Industries
  Inc. .............................     1,600      61,000
                                                 -----------
                                                   204,299

Household Products --  0.54%
  Gibson Greetings Inc. ............     2,200      26,125

Insurance -- 8.67%
  Amerin Corp. (a) .................     1,800      42,524
  Delphi Financial Group Inc. ......       414      21,709
  E.W. Blanch Holdings Inc. ........     1,300      61,669
  Enhance Financial Services Group .     1,600      48,000
  Frontier Insurance Group .........     1,960      25,235
  Gallagher, Arthur J. & Co. .......       800      35,300
  HCC Insurance Holdings Inc. ......     2,300      40,538


                     See notes to the financial statements.

                        LAZARD/JNL SMALL CAP VALUE SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Insurance (continued)
  Horace Mann Educators Corp. ......     1,000   $  28,500
  NAC RE Corp. .....................     1,100      51,631
  Orion Capital Corp. ..............       200       7,963
  Reliance Group Holdings Inc. .....     1,800      23,175
  Scottish Annuity & Life Corp. (a)      2,400      33,000
                                                 -----------
                                                   419,244

Leisure Time --  1.22%
  Polaris Industries Inc. ..........     1,500      58,781

Lodging --  0.66%
  Prime Hospitality Corp. (a) ......     3,000      31,688

Machinery --  3.87%
  Albany International Corp. .......        10         194
  Briggs & Stratton Corp. ..........     1,400      69,825
  JLG Industries Inc. ..............     3,600      56,250
  MagneTek Inc. (a) ................     2,800      32,375
  OmniQuip International Inc. ......     1,900      28,500
                                                 -----------
                                                   187,144

Manufacturing --  4.24%
  ACX Technologies (a) .............     2,100      27,824
  Aeroquip-Vickers Inc. ............       800      23,950
  Crane Co. ........................     2,250      67,922
  Mark IV Industries ...............     3,900      50,700
  Roper Industries .................     1,700      34,638
                                                 -----------
                                                   205,034

Media --  3.58%
  Banta Corp. ......................     2,400      65,700
  Bowne & Co. Inc. .................     4,300      76,863
  World Color Press (a) ............     1,000      30,438
                                                 -----------
                                                   173,001

Metals & Mining --  0.36%
  Wyman-Gordon Co. (a) .............     1,700      17,425

Oil & Gas Producers --  3.91%
  Barrett Resources Corp. (a) ......     2,400      57,600
  Devon Energy Corp. ...............     1,500      46,031
  Helmerich & Payne Inc. ...........     2,400      46,500
  Tuboscope Inc. (a) ...............     1,600      13,000
  Vintage Petroleum Inc. ...........     3,000      25,875
                                                 -----------
                                                   189,006

Packaging & Containers --  2.28%
  First Brands Corp. ...............     2,800     110,425

Pharmaceuticals --  1.04%
  Perrigo Co. (a) ..................     5,700      50,231

Real Estate --  4.83%
  Catellus Development Corp. (a) ...     2,400      34,350


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Real Estate (continued)
  Chateau Communities Inc. .........     1,200   $  35,175
  Felcor Lodging Trust Inc. ........     1,700      39,206
  Glenborough Realty Trust Inc. ....     2,100      42,788
  JDN Realty Corp. .................       300       6,469
  Kilroy Realty Corp. ..............     1,800      41,400
  Mack-Cali Realty Corp. ...........     1,100      33,962
                                                 -----------
                                                   233,350

Retail --  7.17%
  Cole National Corp. (a) ..........     1,600      27,400
  Eagle Hardware & Garden (a) ......     1,300      42,250
  General Nutrition Cos. Inc. (a) ..     2,900      47,125
  Hughes Supply Inc. ...............     1,200      35,100
  Lone Star Steakhouse & Saloon
  Inc. (a)..........................     3,700      33,994
  Pier 1 Imports Inc. ..............     4,500      43,594
  Ryan's Family Steak Houses Inc.
  (a) ..............................     3,500      43,313
  Talbots Inc. .....................     1,300      40,788
  Wet Seal Inc. (a) ................     1,100      33,206
                                                 -----------
                                                   346,770

Savings & Loans -- 1.27%
  Astoria Financial Corp. ..........     1,035      47,350
  Staten Island Bancorp Inc. .......       700      13,956
                                                 -----------
                                                    61,306

Semiconductors -- 3.35%
  Lam Research Corp. (a) ...........     1,400      24,938
  Lattice Semiconductor Corp. (a) ..     1,200      55,088
  Silicon Valley Group Inc. (a) ....     2,200      28,050
  VLSI Technology Inc. (a) .........     4,900      53,594
                                                 -----------
                                                   161,670

Telecommunications --  1.94%
  Allen Telecom Inc. (a) ...........     5,500      36,781
  Vanguard Cellular Systems Inc.
  (a) ..............................     2,200      56,788
                                                 -----------
                                                    93,569
Transportation - 2.82%
  Circle International Group Inc. ..     2,300      47,150
  CNF Transportation Inc. ..........     1,600      60,100
  Pittston BAX Group ...............     2,600      28,925
                                                 -----------
                                                   136,175
                                                 -----------
     Total Common Stocks
       (cost $5,262,316) ...........             4,766,479
                                                 -----------

                                     Principal
                                        Amount
                                        ------
Short Term Investments --  1.39%
  SSgA Money Market Fund, 4.85% (b)   $ 67,264      67,264
                                                 -----------

     Total Short Term Investments
       (cost $67,264) ..............                67,264
                                                 -----------

Total Investments -- 100%
   (cost $5,329,580) ...............            $4,833,743
                                                 ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.

                     See notes to the financial statments.

JNL Series Trust
Lazard/JNL Mid Cap Value Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   4,866,285
                                          ================

Investments in securities, at value ....... $   4,816,974
Receivables:
   Dividends and interest .................         3,909
   Foreign taxes recoverable ..............         1,231
                                          ----------------
Total assets ..............................     4,822,114
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............         3,657
   Fund shares redeemed ...................            44
   Investment securities purchased ........        71,009
Other liabilities .........................        16,188
                                          ----------------
Total liabilities .........................        90,898
                                          ================
Net assets ................................ $   4,731,216
                                          ================

Net assets consist of:
Paid-in capital ........................... $   5,086,540
Undistributed net investment income .......             -
Accumulated net realized loss
   on investments .........................      (306,013)
Net unrealized depreciation on
investments ...............................       (49,311)
                                          ================
Net assets ................................ $   4,731,216
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......       513,858
                                          ================

Net asset value, offering and
redemption price per share................. $        9.21
                                          ================



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $      44,179
   Interest ...............................         8,096
   Foreign tax withholding ................          (756)
                                           ---------------
Total investment income ...................        51,519
                                           ---------------

Expenses
   Investment advisory fees ...............        34,250
   Custodian fees .........................        11,421
   Portfolio accounting fees ..............        13,984
   Professional fees ......................         4,383
   Other ..................................           936
                                           ---------------
Total operating expenses ..................        64,974
Less:
   Reimbursement from Adviser .............       (25,455)
                                           ---------------
Net expenses ..............................        39,519
                                           ---------------
Net investment income .....................        12,000
                                           ---------------

Realized and unrealized losses
Net realized loss on investments ..........      (306,013)
Net change in unrealized depreciation
   on investments .........................       (49,311)
                                           ---------------
Net realized and unrealized losses ........      (355,324)
                                           ---------------

Net decrease in net assets
   from operations ........................ $    (343,324)
                                           ===============

----------------------------------------------------------
*    For period beginning March 2, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
Lazard/JNL Mid Cap Value Series


Statement of Changes in Net Assets

                                              Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------

Operations:
  Net investment income ................... $      12,000
  Net realized loss on investments ........      (306,013)
  Net change in unrealized depreciation
     on investments .......................       (49,311)
                                               ----------
Net decrease in net assets from
operations ................................      (343,324)
                                               ----------

Distributions to shareholders:
  From net investment income...............       (13,099)
  From net realized gains on
     investment transactions ..............             -
                                               ----------
Total distributions to shareholders .......       (13,099)
                                               ----------

Share transactions:
  Proceeds from the sale of shares ........     5,976,688
  Reinvestment of distributions ...........        13,099
  Cost of shares redeemed .................      (902,148)
                                               ----------
Net increase in net assets from
   share transactions .....................     5,087,639
                                               ----------

Net increase in net assets ................     4,731,216

Net assets beginning of period ............             -
                                               ----------

Net assets end of period .................. $   4,731,216
                                               ==========

Undistributed net investment income ....... $           -
                                               ==========




Financial Highlights

                                              Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period....... $       10.00
                                             ------------
Loss from operations:
  Net investment income ...................          0.03
  Net realized and unrealized losses
     on investments .......................         (0.79)
                                             ------------
Total loss from operations ................         (0.76)
                                             ------------

Less distributions:
  From net investment income ..............         (0.03)
  From net realized gains on investment
     transactions .........................             -
                                             ------------
Total distributions .......................         (0.03)
                                             ------------
Net decrease ..............................         (0.79)
                                             ------------

Net asset value, end of period ............ $        9.21
                                             ============

Total Return (a) ..........................         (7.64)%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)  $       4,731
  Ratio of net operating expenses to
  average net assets (b) (c) ..............         1.125%
  Ratio of net investment income to average
     net assets (b) (c) ...................          0.34%
  Portfolio turnover ......................         70.72%


Ratio information assuming no expense
   reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ..................          1.85%
  Ratio of net investment loss to average
     net assets (b) .......................         (0.38)%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Adviser's expense reimbursement.


                     See notes to the financial statements.

                         LAZARD/JNL MID CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                        Market
                                      Shares             Value
                                      ------             -----
Common Stocks - 94.80%

Aerospace & Defense - 3.55%
   Gulfstream Aerospace Corp.
   (a) .............................   1,500      $     9,875
   Litton Industries Inc. (a) ......   1,400            91,350
                                                  --------------
                                                       171,225

Apparel - 2.84%
   Polo Ralph Lauren Corp. (a) .....   3,700            70,994
   Warnaco Group Inc. ..............   2,600            65,650
                                                  --------------
                                                       136,644

Auto Parts & Equipment - 1.85%
   Borg-Warner Automotive Inc. .....   1,600            89,300

Banks - 5.54%
   Hibernia Corp. ..................   4,200            72,975
   North Fork Bancorporation           5,450           130,459
   Inc..............................
   Union Planters Corp. ............   1,400            63,438
                                                  --------------
                                                       266,872

Building Materials - 1.19%
   Johns Manville Corp. ............   3,500            57,531

Commercial Services - 4.11%
   Gartner Group Inc. (a) ..........   1,900            40,375
   H&R Block Inc. ..................   1,800            81,000
     Pittston Brink's Group ........   2,400            76,500
                                                  --------------
                                                       197,875

Computers - 4.63%
   Fore Systems Inc. (a) ...........   2,400            43,950
   NCR Corp. (a) ...................   2,300            96,025
   Quantum Corp. (a) ...............   3,900            82,875
                                                  --------------
                                                       222,850

Diversified Financial Services -
5.22%
   CIT Group Inc. ..................   2,200            69,987
   Heller Financial Inc. ...........   3,200            94,000
   Waddell & Reed Financial
   Inc. ............................   3,700            87,644
                                                  --------------
                                                       251,631

Electric - 8.80%
   Illinova Corp. ..................   3,500            87,500
   IPALCO Enterprises Inc. .........   2,200           121,962
   Niagra Mohawk Power Corp.
   (a) .............................   6,700           108,038
   NIPSCO Industries Inc. ..........   3,500           106,531
                                                  --------------
                                                       424,031

Energy Alternate Sources - 1.66%
   CalEnergy Co. Inc. (a) ..........   2,300            79,781

Health Care - 1.73%
   Mallinckrodt Inc. ...............   2,700            83,194

Home Builders - 2.15%
   Lennar Corp. ....................   4,100           103,525


                                                        Market
                                      Shares             Value
                                      ------             -----
Common Stocks (continued)

Home Furnishings - 2.13%
    Ethan Allen Interiors Inc. .....   2,500       $   102,500

Household Products - 1.50%
   Dial Corp. ......................   2,500            72,187

Insurance - 11.51%
   Ace Ltd. ........................   2,200            75,762
   American Bankers Inc. ...........   2,200           106,425
     AMBAC Financial Group Inc. ....   1,300            78,244
     Everest Reinsurance               2,500            97,344
Holdings ...........................
     HSB Group Inc. ................   1,600            65,700
     Old Republic International
Corp. ..............................   2,850            64,125
     Reliance Group Holdings
Inc. ...............................   5,200            66,950
                                                  --------------
                                                       554,550

Iron & Steel - 1.06%
   Carpenter Technology Corp. ......   1,500            50,906

Machinery - 1.86%
   Briggs & Stratton Corp. .........   1,800            89,775

Manufacturing - 2.34%
   Crane Co. .......................   2,100            63,394
   Mark IV Industries Inc. .........   3,800            49,400
                                                  --------------
                                                       112,794

Media - 1.83%
   King World Productions Inc. .....   3,000            88,313

Oil & Gas Producers - 3.98%
   Cooper Cameron Corp. (a) ........   1,700            41,650
   Enron Oil & Gas Co. .............   4,100            70,725
   Noble Affiliates Inc. ...........   2,100            51,713
     R & B Falcon Corp. (a) ........   3,600            27,450
                                                  --------------
                                                       191,538

Real Estate - 1.09%
    Mack-Cali Realty Corp. .........   1,700            52,487

Retail - 14.60%
   Circuit City Stores .............   2,400           119,850
   Consolidated Stores Corp.
   (a) .............................   2,500            50,469
   Ross Stores Inc. ................   1,900            74,812
   Saks Inc. (a) ...................   4,300           135,719
   Tandy Corp. .....................   2,700           111,206
   TJX Cos. Inc. ...................   3,300            95,700
   Tricon Global Restaurants
   Inc. (a) ........................   2,300           115,288
                                                  --------------
                                                       703,044

Savings & Loan - 1.69%
   Sovereign Bancorp Inc. ..........   5,700            81,225

Semiconductors - 1.95%
   Advanced Micro Devices Inc. .....   2,400            69,450
   Altera Corp. (a) ................     400            24,350
                                                  --------------
                                                        93,800

                     See notes to the financial statements.

                        LAZARD/JNL MID CAP VALUE SERIES

                                                        Market
                                      Shares             Value
                                      ------             -----
Common  Stocks (continued)

Software - 1.06%
   Auto Desk Inc. ..................   1,200      $     51,225

Telecommunications - 2.59%
   Cincinnati Bell Inc. ............   3,300           124,781

Transportation - 2.34%
   CNF Transportation Inc. .........   3,000           112,688
                                                   ------------


     Total Common Stocks
       (cost $4,615,583) ...........                 4,566,272
                                                   ------------

                                   Principal            Market
                                      Amount             Value
                                      ------             -----
Short Term Investments - 5.20%

Money Market Fund - 0.01%
    SSgA Money Market Fund, 4.85%
    (b) ............................ $   702        $     702


Repurchase Agreement - 5.19%
   Repurchase agreement with State
   Street Bank, 2.00%
   (Collateralized by
   $240,000 U.S. Treasury Note,
   5.875%, due 02/15/2004,
   market value $258,300)
   acquired on 12/31/1998,
   due 01/04/1999 .................. 250,000           250,000
                                                   ------------

     Total Short Term Investments
       (cost $250,702) .............                   250,702
                                                  ------------

Total Investments - 100%
   (cost $4,866,285) ...............             $   4,816,974
                                                 =============


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is quoted yield as of December 31, 1998.


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL Balanced Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $  90,742,527
                                          ================

Investments in securities, at value ....... $  95,264,080
Receivables:
   Dividends and interest .................       732,213
   Foreign taxes recoverable ..............         2,878
   Fund shares sold .......................        76,533
Collateral for securities loaned ..........    19,171,566
                                          ----------------
Total assets ..............................   115,247,270
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        58,133
   Fund shares redeemed ...................        20,418
Return of collateral for securities
loaned ....................................    19,171,566
Other liabilities .........................        23,390
                                          ----------------
Total liabilities .........................    19,273,507
                                          ================
Net assets ................................ $  95,973,763
                                          ================

Net assets consist of:
Paid-in capital ........................... $  90,984,380
Undistributed net investment income .......             -
Accumulated net realized gain
   on investments .........................       467,830
Net unrealized appreciation on
investments ...............................     4,521,553
                                          ================
Net assets ................................ $  95,973,763
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......     7,117,694
                                          ================

Net asset value, offering and
redemption price per share................. $       13.48
                                          ================




Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends .............................. $     979,152
   Interest ...............................     2,813,915
   Foreign tax withholding ................          (281)
                                           ---------------
Total investment income ...................     3,792,786
                                           ---------------

Expenses
   Investment advisory fees ...............       587,254
   Custodian fees .........................        27,912
   Portfolio accounting fees ..............        24,614
   Professional fees ......................        24,925
   Other ..................................        21,596
                                           ---------------
Total operating expenses ..................       686,301
Less:
   Reimbursement from Adviser .............             -
                                           ---------------
Net expenses ..............................       686,301
                                           ---------------
Net investment income .....................     3,106,485
                                           ---------------

Realized and unrealized gains
Net realized gain on investments ..........     3,117,578
Net change in unrealized appreciation
    on investments ........................       916,139
                                           ---------------
Net realized and unrealized gains .........     4,033,717
                                           ---------------

Net increase in net assets
   from operations ........................ $   7,140,202
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL Balanced Series

Statements of Changes in Net Assets


                                                                                              Year ended December 31,
                                                                                         ----------------------------------
                                                                                              1998              1997
                                                                                         ----------------  ----------------

Operations:
  Net investment income ...............................................................  $     3,106,485   $     1,540,576
  Net realized gain on investments ....................................................        3,117,578         2,477,967
  Net change in unrealized appreciation on investments ................................          916,139         2,991,325
                                                                                         ----------------  ----------------
Net increase in net assets from operations ............................................        7,140,202         7,009,868
                                                                                         ----------------  ----------------

Distributions to shareholders:
  From net investment income ..........................................................       (3,117,738)       (1,524,222)
  From net realized gains on investment transactions ..................................       (2,845,227)       (2,918,420)
                                                                                         ----------------  ----------------
Total distributions to shareholders ...................................................       (5,962,965)       (4,442,642)
                                                                                         ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ....................................................       41,271,571        33,426,507
  Reinvestment of distributions .......................................................        5,962,965         4,400,386
  Cost of shares redeemed .............................................................      (12,132,501)       (5,118,205)
                                                                                         ----------------  ----------------
Net increase in net assets from share transactions ....................................       35,102,035        32,708,688
                                                                                         ----------------  ----------------

Net increase in net assets  ...........................................................       36,279,272        35,275,914

Net assets beginning of period ........................................................       59,694,491        24,418,577
                                                                                         ----------------  ----------------

Net assets end of period ..............................................................  $    95,973,763   $    59,694,491
                                                                                         ================  ================

Undistributed net investment income ...................................................  $             -   $        11,253
                                                                                         ================  ================


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL Balanced Series

Financial Highlights


                                                                                                      Period from     Period from
                                                                                                        April 1,        May 15,
                                                                        Year ended December 31,         1996 to         1995* to
                                                                     -------------------------------  December 31,     March 31,
                                                                          1998            1997            1996            1996
                                                                     --------------- --------------- --------------- ---------------
Selected Per Share Data

Net asset value, beginning of period ..............................  $     13.06     $     11.92     $     11.17     $     10.00
                                                                     --------------- --------------- --------------- ---------------
Income from operations:
  Net investment income ...........................................         0.47            0.36            0.10            0.25
  Net realized and unrealized gains on investments  ...............         0.84            1.83            0.98            1.40
                                                                     --------------- --------------- --------------- ---------------
Total income from operations ......................................         1.31            2.19            1.08            1.65
                                                                     --------------- --------------- --------------- ---------------

Less distributions:
  From net investment income ......................................        (0.47)          (0.36)          (0.15)          (0.19)
  From net realized gains on investment transactions ..............        (0.42)          (0.69)          (0.18)          (0.29)
                                                                     --------------- --------------- --------------- ---------------
Total distributions ...............................................        (0.89)          (1.05)          (0.33)          (0.48)
                                                                     --------------- --------------- --------------- ---------------
Net increase ......................................................         0.42            1.14            0.75            1.17
                                                                     --------------- --------------- --------------- ---------------

Net asset value, end of period ....................................  $     13.48     $     13.06     $     11.92     $     11.17
                                                                     =============== =============== =============== ===============

Total Return (a) ..................................................        10.06%          18.43%           9.72%          16.60%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ........................  $    95,974     $    59,694     $    24,419     $     4,761
  Ratio of net operating expenses to average net assets (b) (c) ...         0.85%           0.93%           1.04%           1.01%
  Ratio of net investment income to average net assets (b) (c) ....         3.87%           3.72%           2.39%           2.99%
  Portfolio turnover ..............................................        33.74%         160.88%         158.15%         115.84%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
   Ratio of net operating expenses to average net assets (b) ......         0.85%           0.94%           1.22%           3.71%
   Ratio of net investment income to average net assets (b) .......         3.87%           3.71%           2.21%           0.29%

------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                         PPM AMERICA/JNL BALANCED SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 50.83%

Aerospace & Defense - 1.89%
   Lockheed Martin Corp. ...........     9,300  $  788,175
   United Technologies Corp. .......     9,300   1,011,375
                                                 -----------
                                                 1,799,550

Apparel - 2.23%
   Jones Apparel Group Inc. (a) ....    22,000     485,375
   Liz Claiborne Inc. ..............    19,600     618,625
   VF Corp. ........................    21,700   1,017,188
                                                 -----------
                                                 2,121,188

Auto Manufacturers - 2.00%
   Ford Motor Co. ..................    15,000     880,312
   General Motors Corp. ............    14,400   1,030,500
                                                 -----------
                                                 1,910,812

Auto Parts & Equipment - 1.04%
   TRW Inc. ........................    17,600     988,900

Banks - 3.63%
   BankAmerica Corp. ...............    16,100     968,012
   Chase Manhattan Corp. ...........    16,000   1,089,000
   KeyCorp .........................    30,000     960,000
   Union Planters Corp. ............     9,700     439,531
                                                 -----------
                                                 3,456,543

Chemicals - 1.92%
   Dow Chemical Co. ................    10,200     927,563
   Rohm & Haas Co. .................    30,100     906,763
                                                 -----------
                                                 1,834,326

Computers - 1.66%
   Adaptec Inc. (a) (d) ............    35,500     623,469
   International Business Machines
   Corp. ...........................     5,200     960,700
                                                 -----------
                                                 1,584,169

Electric - 1.98%
   FirstEnergy Corp. ...............    30,000     976,875
   GPU Inc. ........................    20,500     905,844
                                                 -----------
                                                 1,882,719

Electronics - 1.08%
   Parker-Hannifin Corp. (d) .......    31,400   1,028,350

Forest Products & Paper - 0.96%
   Mead Corp. ......................    31,200     914,550

Health Care - 1.07%
   Columbia/HCA Healthcare Corp. ...    41,300   1,022,175

Insurance - 4.91%
   Aetna Inc. ......................     8,800     691,900
   American Financial Group Inc. ...    15,200     666,900
   American General Corp. (d) ......     8,800     686,400
   CIGNA Corp. .....................    12,500     966,406
   Hartford Financial Services
   Group Inc. ......................    17,900     982,263

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Insurance (continued)
   TransAmerica Corp. ..............     5,900   $ 681,450
                                                 -----------
                                                 4,675,319

Iron & Steel - 1.02%
   Nucor Corp. (d) .................    22,500     973,125

Leisure Time - 1.41%
   Brunswick Corp. .................    30,500     754,875
   Hasbro Inc. .....................    16,300     588,838
                                                 -----------
                                                 1,343,713

Manufacturing - 3.54%
   Cooper Industries Inc. ..........    15,900     758,231
   ITT Industries Inc. .............    19,000     755,250
   PPG Industries Inc. (d) .........    15,800     920,350
   Tenneco Inc. ....................    27,700     943,531
                                                 -----------
                                                 3,377,362

Metals & Mining - 0.97%
   Phelps Dodge Corp. (d) ..........    18,200     925,925

Office & Business Equipment - 1.04%
   Harris Corp. ....................    27,000     988,875

Oil & Gas Producers - 3.47%
   Ashland Inc. ....................    16,500     798,188
   Chevron Corp. ...................     9,500     787,906
   Occidental Petroleum Corp. ......    50,600     853,875
   Phillips Petroleum Co. ..........    20,300     865,287
                                                 -----------
                                                 3,305,256

Retail - 3.26%
   Federated Department Stores Inc.
   (a) (d) .........................    23,700   1,032,431
   Kmart Corp. (a) (d) .............    73,600   1,127,000
   Sears, Roebuck & Co. ............    22,200     943,500
                                                 -----------
                                                 3,102,931

Savings & Loans - 2.08%
   Charter One Financial Inc. ......    33,535     930,596
   Washington Mutual Inc. (d) ......    27,500   1,050,156
                                                 -----------
                                                 1,980,752

Telecommunications - 5.77%
   AT&T Corp. ......................    11,200     842,800
   Bell Atlantic Corp. .............    17,000     901,000
   GTE Corp. .......................    14,500     942,500
   SBC Communications Inc. .........    20,300   1,088,588
   Sprint Corp. ....................     8,700     731,887
   US West Inc. ....................    15,400     995,225
                                                 -----------
                                                 5,502,000

Tobacco - 1.98%
   Philip Morris Cos. Inc. .........    17,500     936,250
   RJR Nabisco Holdings Corp. ......    31,900     947,031
                                                 -----------
                                                 1,883,281

                     See notes to the financial statements.

                        PPM AMERICA/JNL BALANCED SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Transportation - 1.92%
   Burlington Northern Santa Fe
   Corp. ...........................    26,300   $ 887,625
   CSX Corp. .......................    22,600     937,900
                                                 -----------
                                                 1,825,525
                                                 -----------

     Total Common Stocks
       (cost $44,443,100) ..........             48,427,346
                                                 -----------

                                     Principal
                                        Amount
                                        ------
Corporate Bonds - 9.83%

Aerospace & Defense - 0.32%
   K & F Industries Inc., 9.25%,
      10/15/2007 ...................$  300,000     303,000

Building Materials - 0.31%
   Brand Scaffolding Services  Inc.,
      10.25%, 02/15/2008 ...........   300,000     296,857

Chemicals - 0.54%
     Brunner Mond Group Plc, (144a)
        11.00%,  07/15/2008 ........   300,000     278,250
   PCI Chemicals Canada Inc., 9.25%,
      10/15/2007 ...................   300,000     234,000
                                                 -----------
                                                   512,250

Commercial Services - 0.66%
   Rental Service Corp., 9.00%,
      05/15/2008 ...................   300,000     298,125
   Universal Compression Holdings,
   Inc.,
      (Step-Up Bond), 11.375%,
      02/15/2009 (c) ...............   500,000     326,718
                                                 -----------
                                                   624,843

Computers - 0.20%
    Seagate Technology Inc., 7.37%,
       03/01/2007 ..................   200,000     193,690

Distribution & Wholesale - 0.31%
   United Stationers Supply Inc.,
   8.375%,
      04/15/2008 ...................   300,000     299,250

Diversified Financial Services -
0.26%
     PX Escrow Corp., (Step Up Bond),
        9.625%, 02/01/2006 (c) .....   450,000     248,625

Electronics - 0.31%
   Hadco Corp., 9.50%, 06/15/2008 ..   300,000     297,000

Entertainment - 0.29%
   MGM Grand Inc., 6.875%,
   02/06/2008 ......................   300,000     274,863

Forest Products & Paper - 0.02%
    Buckeye Cellulose Corp., 9.25%,
       09/15/2008 ..................    15,000      15,525


                                     Principal      Market
                                        Amount       Value
                                        ------       -----
Corporate Bonds (continued)

Holding Companies-Diversified -
0.60%
   Elgar Holdings Inc. 9.875%,
      02/01/2008 ...................$  300,000   $ 275,250
   Knology Holdings Inc., (Step-Up
   Bond),
      11.875%, 10/15/2007 (c) ......   600,000     295,500
                                                 -----------
                                                   570,750

Home Builders - 0.31%
   D.R. Horton Inc., 8.375%,
   06/15/2004 ......................   300,000     297,000

Home Furnishings - 0.30%
   Windmere-Durable Holdings,
   10.00%,
      07/31/2008 ...................   300,000     281,250

Leisure Time - 0.30%
   Royal Caribbean Cruises Ltd.,
   7.50%,
      10/15/2027 ...................   300,000     288,822

Manufacturing - 0.31%
   Burke Industries Inc., 10.00%,
        08/15/2007 .................   300,000     291,000

Media - 1.14%
     Capstar Broadcasting Corp.,
(Step-Up Bond), 12.75%, 02/01/2009
(c) ................................   500,000     410,000
   Century Communications Corp.,
       9.50%, 08/15/2000 ...........   250,000     261,875
     Frontier Vision Holdings LP,
         (Step-Up Bond), 11.875%
         09/15/2007 (c) ............   500,000     417,500
                                                 -----------
                                                 1,089,375

Metals & Mining - 0.31%
   Wyman-Gordon Co., 8.00%,
   12/15/2007 ......................   300,000     297,750

Oil & Gas Producers - 0.24%
   Pogo Producing Co., 8.75%,
   05/15/2007.......................   250,000     231,250

Packaging & Containers - 0.95%
    Riverwood International Corp.,
10.625%,
       08/01/2007 ..................   300,000     299,250
   Stone Container Corp., 12.25%,
      04/01/2002 ...................   300,000     300,000
   U.S. Can Corp., 10.125%,
   10/15/2006 ......................   300,000     309,000
                                                 -----------
                                                   908,250

Retail - 0.87%
   Eye Care Centers of America
   Inc., (144a), 9.125%,
   05/01/2008 ......................   300,000     288,000
   Finlay Fine Jewelry Corp.,
   8.375%,
      05/01/2008 ...................   300,000     275,250
   Specialty Retailers Inc., 8.50%,
      07/15/2005 ...................   300,000     261,000
                                                 -----------
                                                   824,250

                     See notes to the financial statements.

                        PPM AMERICA/JNL BALANCED SERIES

                                     Principal      Market
                                        Amount       Value
                                        ------       -----
Corporate Bonds (continued)

Telecommunications - 0.68%
   Metronet Communications Corp.,
      12.00%, 08/15/2007 ........... $ 300,000 4   333,000
   Rogers Cantel Mobile Inc.,
   9.375%,
        06/01/2008 .................   300,000     316,500
                                                 -----------
                                                   649,500

Transportation - 0.60%
     Gulfmark Offshore Inc., 8.75%
       06/01/2008 ..................   300,000     292,500
    Ultrapetrol Ltd,  10.50%,
   04/01/2008 ......................   300,000     281,250
                                                 -----------
                                                   573,750
                                                 -----------

     Total Corporate Bonds
       (cost $9,747,771) ...........             9,368,850
                                                 -----------

U.S. Government Securities - 39.34%

U.S. Government Agencies - 15.40%
   Federal Home Loan Mortgage Corp.
    6.50%, 05/01/2001 ..............   453,306     455,259
    6.00%, 07/01/2001 ..............   373,551     373,692
    7.50%, 11/01/2011 ..............   762,797     784,247
    6.50%, 04/01/2012 ..............   662,124     671,844
    7.00%, 01/01/2013 ..............   880,744     899,776
    8.00%, 10/01/2024 ..............   570,652     591,869
    7.50%, 11/01/2024 ..............   740,739     760,872
    6.50%, 02/01/2027 ..............   424,318     427,364
    7.50%, 03/01/2027 ..............   544,280     558,942
    6.50%, 12/01/2027 ..............   484,401     488,024
    7.00%, 09/01/2028 ..............   602,712     614,386
    7.00%, 11/01/2028 ..............   544,595     555,146
   Federal National Mortgage
   Association
      7.50%, 04/01/2012 ............   548,508     564,239
      6.50%, 08/01/2028 ............   746,830     751,729
      7.00%, 08/01/2028 ............   441,922     450,760
      7.00%, 08/01/2028 ............   747,891     762,849
      6.50%, 10/01/2028 ............   499,161     502,435
      6.50%, 12/01/2028 ............   599,772     603,707
   Government National Mortgage
       Association
    7.00%, 09/15/2013 ..............   494,856     507,069
    6.50%, 04/15/2026 .............. 1,004,176   1,014,529
    7.50%, 07/15/2027 ..............   446,898     460,783
    8.00%, 02/15/2028 ..............   645,517     670,931
    7.00%, 05/15/2028 ..............   447,861     458,215
    7.00%, 06/15/2028 ..............   719,148     735,775
                                                 -----------
                                                 14,664,442


                                     Principal      Market
                                        Amount       Value
                                        ------       -----
U.S. Government Securities
(continued)

U.S. Treasury Bonds - 5.41%
   U.S. Treasury Bonds
    6.25%, 08/15/2023 (d) ..........$3,000,000   3,352,980
    6.625%, 02/15/2027 (d) .........   200,000     236,562
   U.S. Treasury Strips - Principal
   only
    5.735%, 05/15/2016 .............   600,000     231,354
    5.77%, 11/15/2016 .............. 1,950,000     728,364
    5.72%, 11/15/2024 (d) .......... 1,300,000     322,751
   U.S. Treasury Strip - Interest
   Only
    5.785%, 11/15/2017 .............   800,000     281,496
                                                 -----------
                                                 5,153,507

U.S. Treasury Notes - 18.53%
    6.375%, 01/15/1999 (d) .........   650,000     650,306
    6.875%, 07/31/1999 (d) ......... 1,700,000   1,720,979
    6.125%, 07/31/2000 ............. 1,000,000   1,022,030
    6.25%,   08/31/2000 (d) ........ 2,200,000   2,255,683
    6.125%, 09/30/2000 (d) ......... 1,565,000   1,603,389
    6.25%,  10/31/2001 (d) ......... 3,600,000   3,750,733
    6.25%,   02/15/2003 ............ 1,300,000   1,374,750
    5.50%,   02/28/2003 (d) ........ 2,240,000   2,307,558
    5.875%, 11/15/2005 (d) ......... 1,725,000   1,840,092
    5.625%, 05/15/2008 (d) ......... 1,050,000   1,120,382
                                                 -----------
                                                17,645,902
                                                 -----------

     Total U.S. Government
     Securities
       (cost $36,549,732) ..........            37,463,851
                                                 -----------

Warrants - 0.00%

Holding Companies-Diversified -
0.00%
   Knology Holdings Inc. ...........       600       1,203

Telecommunications - 0.00%
   Metronet Communications Corp. ...       300       1,050
                                                 -----------

     Total Warrants
       (cost $144) .................                 2,253
                                                 -----------

Short Term Investments - 0.00%

Money Market Fund - 0.00%
   SSgA Money Market Fund, 4.85%
   (b) .............................     1,780       1,780
                                                 -----------

     Total Short Term Investments
       (cost $1,780) ...............                 1,780
                                                 -----------

Total Investments - 100%
    (cost $90,742,527) .............             $95,264,080
                                                 ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1998.
(c) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(d)  All or a portion of this security has been loaned.


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL High Yield Bond Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $ 103,266,629
                                          ================

Investments in securities, at value ....... $  99,416,325
Receivables:
   Dividends and interest .................     2,084,340
   Foreign taxes recoverable ..............        19,189
   Fund shares sold .......................        64,072
Collateral for securities loaned ..........    12,481,995
                                          ----------------
Total assets ..............................   114,065,921
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        61,723
   Fund shares redeemed ...................        16,046
Return of collateral for securities
loaned ....................................    12,481,995
Other liabilities .........................        20,902
                                          ----------------
Total liabilities .........................    12,580,666
                                          ================
Net assets ................................ $ 101,485,255
                                          ================

Net assets consist of:
Paid-in capital ........................... $ 105,637,022
Undistributed net investment income .......             -
Accumulated net realized loss
   on investments .........................      (301,463)
Net unrealized depreciation on
investments ...............................    (3,850,304)
                                          ================
Net assets ................................ $ 101,485,255
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......     9,317,185
                                          ================

Net asset value, offering and
redemption price per share................. $       10.89
                                          ================



Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends .............................. $      60,285
   Interest ...............................     8,389,955
                                           ---------------
Total investment income ...................     8,450,240
                                           ---------------

Expenses
   Investment advisory fees ...............       651,122
   Custodian fees .........................        20,623
   Portfolio accounting fees ..............        24,591
   Professional fees ......................        24,773
   Other...................................        22,566
                                           ---------------
Total operating expenses ..................       743,675
Less:
   Reimbursement from Adviser .............             -
                                           ---------------
Net expenses ..............................       743,675
                                           ---------------
Net investment income .....................     7,706,565
                                           ---------------

Realized and unrealized gains (losses)
Net realized gain on investments ..........       538,153
Net change in unrealized depreciation
   on investments .........................    (5,619,538)
                                           ---------------
Net realized and unrealized losses ........    (5,081,385)
                                           ---------------

Net increase in net assets
   from operations ........................ $   2,625,180
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL High Yield Bond Series

Statements of Changes in Net Assets


                                                                                           Year ended December 31,
                                                                                       ----------------------------------
                                                                                            1998              1997
                                                                                       ----------------  ----------------

Operations:
  Net investment income .............................................................  $     7,706,565   $     3,007,939
  Net realized gain on investments ..................................................          538,153         1,066,669
  Net change in unrealized appreciation (depreciation) on investments ...............       (5,619,538)        1,355,284
                                                                                       ----------------  ----------------
Net increase in net assets from operations ..........................................        2,625,180         5,429,892
                                                                                       ----------------  ----------------

Distributions to shareholders:
  From net investment income ........................................................       (7,729,402)       (3,009,722)
  From net realized gains on investment transactions ................................       (1,038,904)       (1,036,946)
                                                                                       ----------------  ----------------
Total distributions to shareholders .................................................       (8,768,306)       (4,046,668)
                                                                                       ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ..................................................       63,833,968        51,335,721
  Reinvestment of distributions .....................................................        8,768,306         4,011,473
  Cost of shares redeemed ...........................................................      (27,685,557)       (7,415,150)
                                                                                       ----------------  ----------------
Net increase in net assets from share transactions ..................................       44,916,717        47,932,044
                                                                                       ----------------  ----------------

Net increase in net assets ..........................................................       38,773,591        49,315,268

Net assets beginning of period ......................................................       62,711,664        13,396,396
                                                                                       ----------------  ----------------

Net assets end of period ............................................................  $   101,485,255   $    62,711,664
                                                                                       ================  ================

Undistributed net investment income .................................................  $             -   $         4,258
                                                                                       ================  ================


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL High Yield Bond Series

Financial Highlights



                                                                                                   Period from     Period from
                                                                                                     April 1,        May 15,
                                                                     Year ended December 31,         1996 to         1995* to
                                                                  -------------------------------  December 31,     March 31,
                                                                       1998            1997            1996            1996
                                                                  --------------- --------------- --------------- ---------------
Selected Per Share Data

Net asset value, beginning of period ............................  $    11.48      $    10.67      $    10.23      $    10.00
                                                                  --------------- --------------- --------------- ---------------
Income from investment operations:
  Net investment income .........................................        0.91            0.59            0.51            0.73
  Net realized and unrealized gains (losses) on investments .....       (0.47)           1.02            0.64            0.04
                                                                  --------------- --------------- --------------- ---------------
Total income from investment operations .........................        0.44            1.61            1.15            0.77
                                                                  --------------- --------------- --------------- ---------------

Less distributions:
  From net investment income ....................................       (0.91)          (0.59)          (0.69)          (0.54)
  From net realized gains on investment transactions ............       (0.12)          (0.21)          (0.02)              -
                                                                  --------------- --------------- --------------- ---------------
Total distributions .............................................       (1.03)          (0.80)          (0.71)          (0.54)
                                                                  --------------- --------------- --------------- ---------------
Net increase (decrease) .........................................       (0.59)           0.81            0.44            0.23
                                                                  --------------- --------------- --------------- ---------------

Net asset value, end of period ..................................  $    10.89      $    11.48      $    10.67      $    10.23
                                                                  =============== =============== =============== ===============

Total Return (a) ................................................        3.84%          15.05%          11.24%           7.82%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ......................  $  101,485      $   62,712      $   13,396      $    6,156
  Ratio of net operating expenses to average net assets (b) (c) .        0.83%           0.90%           0.88%           0.88%
  Ratio of net investment income to average net assets (b) (c) ..        8.62%           8.15%           8.64%           8.34%
  Portfolio turnover ............................................      129.85%         189.25%         113.08%         186.21%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) .....        0.83%           0.90%           1.21%           1.50%
  Ratio of net investment income to average net assets (b) ......        8.62%           8.15%           8.31%           7.72%

--------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                     Principal      Market
                                        Amount       Value
                                        ------       -----
Corporate Bonds - 96.50%

Aerospace & Defense - 1.12%
   K&F Industries Inc., 9.25%,
      10/15/2007 (d) ...............$1,100,000 $1,111,000

Apparel - 1.44%
   Pillowtex Corp., 10.00%,
   11/15/2006 ...................... 1,330,000   1,436,400

Building Materials - 4.06%
   Brand Scaffold Services Inc.,
   10.25%,
        02/15/2008 ................. 2,000,000   1,970,000
   Nortek Inc., 9.25%, 03/15/2007 .. 2,000,000   2,070,000
                                                 ---------
                                                 4,040,000

Chemicals - 3.41%
   Brunner Mond Group Plc., (144a),
      11.00%, 07/15/2008 ........... 2,000,000   1,855,000
   PCI Chemicals Canada Inc., 9.25%,
      10/15/2007 ................... 1,965,000   1,532,700
                                                 ---------
                                                 3,387,700

Commercial Services - 3.12%
   Flag Ltd., 8.25%, 01/30/2008 .... 2,000,000   1,960,000
   Universal Compression Holdings
   Inc.,
      (Step-Up Bond), 11.375%,
      02/15/2009 (a) ............... 1,750,000   1,143,513
                                                 ---------
                                                 3,103,513

Cosmetics & Personal Care - 1.04%
   Chattem Inc., 8.875%, 04/01/2008
   (d) ............................. 1,000,000   1,030,000

Diversified Financial Services -
1.38%
   DVI Inc., 9.875%, 02/01/2004 .... 1,000,000     960,000
   PX Escrow Corp., (Step-Up Bond),
      9.625%, 02/01/2006 (a) .......   750,000     414,375
                                                 ---------
                                                 1,374,375

Electrical Components & Equipment -1.94%
   Communications Instruments Inc.,
      10.00%, 09/15/2004 ........... 2,000,000   1,925,000

Electronics - 1.99%
   Hadco Corp., 9.50%, 06/15/2008 .. 2,000,000   1,980,000

Engineering & Construction - 1.75%
   Schuff Steel Co., 10.50%,
   06/01/2008 ...................... 2,000,000   1,740,000

Entertainment - 5.54%
   Harrahs Operating Co. Inc.,
   7.875%,
      12/15/2005 (d) ............... 2,000,000   2,000,000
   Harvey Casinos Resorts, 10.625%,
      06/01/2006 ...................   200,000     216,000
   Sun International Hotels Ltd.,
      9.00%, 03/15/2007 ............   500,000     520,000
      8.625%, 12/15/2007 ........... 1,300,000   1,332,500
   United Artists Theatre Circuit
   Inc.,
      9.75%, 04/15/2008 ............ 1,500,000   1,440,000
                                                 ---------
                                                 5,508,500


                                     Principal      Market
                                        Amount       Value
                                        ------       -----
Corporate Bonds (continued)

Environmental Control - 2.62%
   Marsulex Inc., 9.625%,
   07/01/2008$....... ..............$2,000,000   2,047,500
   Norcal Waste Systems Inc.,
   13.50%,
      11/15/2005 ...................   500,000     555,000
                                                 ---------
                                                 2,602,500
Food - 2.05%
   Agrilink Foods Inc., (144a),
   11.875%,
      11/01/2008 ................... 2,000,000   2,035,000

Holding Companies-Diversified -
3.06%
   Elgar Holdings Inc., 9.875%,
      02/01/2008 ................... 2,400,000   2,202,000
   Knology Holdings Inc., (Step-Up
   Bond),
      11.875%, 10/15/2007 (a) ...... 1,700,000     837,250
                                                 ---------
                                                 3,039,250

Home Furnishings - 2.26%
   Windmere-Durable Holdings, 10.00%
      07/31/2008 ................... 2,400,000   2,250,000

Iron & Steel - 1.01%
   Armco Inc., (144a), 8.875%,
   12/01/2008 ...................... 1,000,000   1,007,500

Lodging - 1.96%,
   HMH Properties Inc., 7.875%,
      08/01/2008 ................... 2,000,000   1,947,500

Machinery - 4.87%
   Grove Holdings LLC, (Step-Up
   Bond),
      11.625%, 05/01/2009 (a) ...... 2,000,000     837,500
   National Equipment Services
   Inc.,
      (144a), 10.00%, 11/30/2004 ... 2,000,000   1,975,000
   W.R. Carpenter North America
   Inc.,
      10.625%, 06/15/2007 .......... 2,000,000   2,025,000
                                                 ---------
                                                 4,837,500

Manufacturing - 6.11%
   Burke Industries Inc.,
      9.719%, 08/15/2007 (c) .......   700,000     647,500
      10.00%, 08/15/2007 ........... 1,450,000   1,406,500
   Jackson Products Inc., 9.50%,
      04/15/2005 ................... 2,000,000   1,995,000
   Prestolite Electric Inc., 9.625%,
      02/01/2008 ................... 2,060,000   2,023,950
                                                 ---------
                                                 6,072,950

Media -- 8.72%
   Advanstar Communications Inc.,
      9.25%, 05/01/2008 ............ 1,000,000   1,018,750
   Capstar Broadcasting Corp.,
   (Step-Up Bond), 12.75%,
    02/01/2009 (a) ................. 2,850,000   2,337,000
   CBS Radio Inc., 11.375%,
   01/15/2009 ......................   568,900     669,169
   Frontiervision Holdings LP,
   (Step-Up Bond), 11.875 %,
   09/15/2007 (a) .................. 1,300,000   1,085,500
   FrontierVision Operating
   Partners LP,
      11.00%, 10/15/2006 ...........   400,000     444,000
   Gray Communications System Inc.,
      10.625%, 10/01/2006 .......... 1,100,000   1,182,500


                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES

                                     Principal      Market
                                        Amount       Value
                                        ------       -----
Corporate Bonds (continued)

Media (continued)
   Rogers Cablesystems Ltd.,
      9.625%, 08/01/2002 ...........$  650,000     698,750
      10.00%, 03/15/2005 ........... 1,100,000   1,232,000
                                                 ---------
                                                 8,667,669

Metals & Mining - 1.57%
   Steel Heddle Manufacturing Co.,
      10.625%, 06/01/2008 .......... 2,000,000   1,560,000

Office & Business Equipment - 2.02%
   General Binding Corp., 9.375%,
      06/01/2008 ................... 2,000,000   2,012,500

Oil & Gas Producers - 1.54%
   Parker Drilling Co., 9.75%,
      11/15/2006 (d) ............... 1,700,000   1,530,000

Packaging & Containers - 5.42%
   Huntsman Packaging Corp., 9.125%,
      10/01/2007 ................... 1,000,000     992,500
   Riverwood International Corp.,
   10.625%,
      08/01/2007 (d) ............... 2,000,000   1,995,000
   Stone Container Corp., 12.75%,
      04/01/2002 ................... 2,400,000   2,400,000
                                                 ---------
                                                 5,387,500

Retail - 5.12%
   APCOA Inc., 9.25%, 03/15/2008
   (d) ............................. 1,500,000   1,406,250
   Eye Care Centers of America
   Inc.,
      (144a), 9.125%, 05/01/2008 ... 2,000,000   1,920,000
   Finlay Enterprises Inc., 9.00%,
      05/01/2008 ................... 2,000,000   1,760,000
                                                 ---------
                                                 5,086,250

Software - 2.19%
   PSINet Inc., 10.00%, 02/15/2005
   (d) ............................. 2,220,000   2,175,600

Sovereign - 1.97%
   Republic of Argentina, 11.00%,
      10/09/2006 ARS................ 2,000,000   1,960,000

Telecommunications - 13.98%
   Call-Net Enterprises Inc.,
   (Step-Up Bond), 8.94%,
   08/15/2008 (a) (d) .............. 1,500,000     862,500
   Focal Communications Corp.,
   (Step-Up Bond), 12.125%,
    02/15/2008 (a) (d) ............. 1,750,000     914,375
   Intermedia Communications Inc.,
      8.875%, 11/01/2007 (d) ....... 1,000,000     965,000
      8.50%, 01/15/2008 (d) ........ 1,400,000   1,330,000


                                     Principal      Market
                                        Amount       Value
                                        ------       -----
Corporate Bonds (continued)

Telecommunications (continued)
   Level 3 Communications Inc,
      9.125%, 05/01/2008 (d) .......$2,000,000  $1,982,500
   Metrocall Inc., (144a), 11.00%
      09/15/2008 ................... 2,000,000   2,010,000
   Metronet Communications Corp.,
      (Step-Up Bond), 9.95%,
      06/15/2008(a) ................ 1,000,000     616,250
      12.00%, 08/15/2007 (d) ....... 1,800,000   1,998,000
   Northeast Optic Network, 12.75%,
      08/15/2008 ................... 2,000,000   1,960,000
   Rogers Cantel Inc.,
      9.375%, 06/01/2008 ........... 1,000,000   1,055,000
      9.75%, 06/01/2016 ............   200,000     214,500
                                                ----------
                                                13,908,125

Transportation - 3.24%
   Gulfmark Offshore, 8.75%,
   06/01/2008 ...................... 1,000,000     975,000
   Ultrapetrol Ltd., 10.50%,
   04/01/2008 (d) .................. 2,400,000   2,250,000
                                                 3,225,000

     Total Corporate Bonds
       (cost $99,805,241) ..........             95,941,332

Rights - 0.01%

Machinery - 0.01%
   Terex Corp (cost $831) ..........       400       8,000

Warrants - 0.01%

Metals & Mining - 0.00%
   Knology Holdings Inc. ...........     2,200       4,411

Telecommunications - 0.01%
   Highwaymaster Communications
   Inc. ............................     1,500       3,000
   Metronet Communications Inc. ....     1,300       4,550
                                                     7,550

     Total Warrants  (cost $5,525) .                11,961

Short Term Investments - 3.48%

Diversified Financial Services -
3.46%
   American Express Credit Corp.,
   6.10%
      01/04/1999 ................... 2,000,000   1,998,983
   Household Finance Corp., 5.10%,
      01/04/1999 ................... 1,440,000   1,439,388
                                                 ---------
                                                 3,438,371
                       See notes to financial statements.

                     PPM AMERICA/JNL HIGH YEILD BOND SERIES

                                     Principal      Market
                                        Amount       Value
                                        ------       -----
Short Term Investments (continued)

Money Market Fund - 0.02%
   SSgA Money Market Fund, 4.85%
   (b) .............................$   16,661  $   16,661

     Total Short Term Investments
       (cost $3,455,032) ...........             3,455,032

Total Investments -- 100%
   (cost $103,266,629) .............           $99,416,325
                                               ===========


--------------------------------------------------------------------------------
(a) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c) Coupon is indexed to 6 month Libor. Rate stated is in effect as of December 31, 1998.
(d)  All or a portion of this security has been loaned.


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL Money Market Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $  57,072,984
                                          ================

Investments in securities, at
amortized cost ............................ $  57,072,984
Receivables:
   Interest ...............................             8
   Fund shares sold .......................        15,804
   Reimbursement from Adviser .............         4,132
                                          ----------------
Total assets ..............................    57,092,928
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        28,375
   Fund shares redeemed ...................       699,507
Other liabilities .........................        16,065
                                          ----------------
Total liabilities .........................       743,947
                                          ================
Net assets ................................ $  56,348,981
                                          ================

Net assets consist of:
Paid-in capital ........................... $  56,348,981
                                          ================

Total shares outstanding (no par
value),
   unlimited shares authorized  ...........    56,348,981
                                          ================

Net asset value, offering and
redemption
   price per share......................... $        1.00
                                          ================




Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Interest ............................... $   3,023,100
                                           ---------------

Expenses
   Investment advisory fees ...............       323,501
   Custodian fees .........................        23,460
   Portfolio accounting fees ..............        24,498
   Professional fees ......................        15,567
   Other...................................        14,752
                                           ---------------
Total operating expenses ..................       401,778
Less:
   Reimbursement from Adviser .............        (4,940)
                                           ---------------
Net expenses ..............................       396,838
                                           ---------------
Net investment income .....................     2,626,262
                                           ---------------

Net increase in net assets
   from operations ........................ $   2,626,262
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL Money Market Series

Statements of Changes in Net Assets


                                                                                            Year ended December 31,
                                                                                        ----------------------------------
                                                                                             1998              1997
                                                                                        ----------------  ----------------

Operations:
  Net investment income ..............................................................  $    2,626,262    $    1,699,439
                                                                                        ----------------  ----------------

Distributions to shareholders:
  From net investment income .........................................................       (2,626,262)       (1,699,439)
                                                                                        ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ...................................................      129,092,539        87,270,526
  Reinvestment of distributions ......................................................        2,626,262         1,658,199
  Cost of shares redeemed ............................................................     (117,177,667)      (70,873,065)
                                                                                        ----------------  ----------------
Net increase in net assets from share transactions ...................................       14,541,134        18,055,660
                                                                                        ----------------  ----------------

Net increase in net assets ...........................................................       14,541,134        18,055,660

Net assets beginning of period .......................................................       41,807,847        23,752,187
                                                                                        ----------------  ----------------

Net assets end of period .............................................................  $   56,348,981    $   41,807,847
                                                                                        ================  ================


                     See notes to the financial statements.

JNL Series Trust
PPM America/JNL Money Market Series

Financial Highlights


                                                                                                    Period from     Period from
                                                                                                      April 1,        May 15,
                                                                      Year ended December 31,         1996 to         1995* to
                                                                   -------------------------------  December 31,     March 31,
                                                                        1998            1997            1996            1996
                                                                   --------------- --------------- --------------- ---------------
Selected Per Share Data

Net asset value, beginning of period ............................. $      1.00     $      1.00     $      1.00     $      1.00
                                                                   --------------- --------------- --------------- ---------------
Income from operations:
  Net investment income ..........................................        0.05            0.05            0.04            0.04
                                                                   --------------- --------------- --------------- ---------------

Less distributions:
  From net investment income .....................................       (0.05)          (0.05)          (0.04)          (0.04)
                                                                   --------------- --------------- --------------- ---------------
Net increase .....................................................           -               -               -               -
                                                                   --------------- --------------- --------------- ---------------

Net asset value, end of period ................................... $      1.00     $      1.00     $      1.00     $      1.00
                                                                   =============== =============== =============== ===============

Total Return (a) .................................................        4.99%           5.01%           3.61%           4.59%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ....................... $    56,349     $    41,808     $    23,752     $     6,816
  Ratio of net operating expenses to average net assets (b) (c) ..        0.74%           0.75%           0.75%           0.75%
  Ratio of net investment income to average net assets (b) (c) ...        4.87%           4.92%           4.75%           5.06%

Ratio information assuming no expense reimbursement or
   fees paid indirectly:
   Ratio of net operating expenses to average net assets (b) .....        0.75%           0.76%           0.85%           1.30%
   Ratio of net investment income to average net assets (b) ......        4.86%           4.91%           4.65%           4.51%

----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                        PPM AMERICA/JNL MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                      Principal   Amortized
                                        Amount      Cost
                                        ------      ----
Commercial Paper -- 100%

Auto Manufacturers - 3.34%
   General Motors Acceptance Corp.
    5.35%, 01/11/1999 ..............  $ 630,000  $  629,064
    5.34%, 01/20/1999 ..............     480,000    478,647
    5.16%, 01/26/1999 ..............     500,000    498,208
    5.47%, 01/27/1999 ..............     300,000    298,815
                                                  -----------
                                                  1,904,734

Chemicals - 2.97%
   E.I. du Pont de Nemours & Co.,
    5.20%, 01/14/1999 ..............   1,700,000  1,696,808

Computers - 1.73%
   International Business Machines
   Corp.,
    5.09%, 02/11/1999 ..............     993,000    987,244

Cosmetics & Personal Care - 1.09%
   Procter & Gamble Co., 5.45%,
      01/27/1999 ...................     625,000    622,540

Diversified Financial Services -
56.57%
   AC Acquisition Holding Co.
    5.04%, 01/27/1999 ..............     820,000    817,015
    5.00%, 03/26/1999 ..............   1,100,000  1,087,166
   American Express Credit Corp.
    5.80%, 01/05/1999 ..............     106,000    105,932
    5.05%, 01/29/1999 ..............     540,000    537,879
    5.05%, 02/11/1999 ..............     250,000    248,562
    5.00%, 03/11/1999 ..............     273,000    270,384
    5.00%, 03/15/1999 ..............     800,000    791,889
   American General Finance Corp.
    5.60%, 01/05/1999 ..............     700,000    699,564
    5.07%, 03/01/1999 ..............     100,000     99,169
    5.08%, 03/02/1999 ..............     900,000    892,380
    4.99%, 04/13/1999 ..............     335,000    330,264
   Associated Corporation of North
   America
    5.06%, 02/18/1999 ..............     500,000    496,627
    5.05%, 02/19/1999 ..............     500,000    496,563
    4.85%, 06/07/1999 ..............   1,095,000  1,071,838
   Chevron UK Investment Plc
    5.23%, 02/23/1999 ..............   1,000,000    992,300
    5.00%, 05/13/1999 ..............   1,300,000  1,276,166
   Chrysler Financial Corp.
    5.10%, 02/03/1999 ..............   1,010,000  1,005,278
    5.05%, 03/11/1999 ..............   1,200,000  1,188,385
   CIT Group Inc.
    5.35%, 01/19/1999 ..............   1,650,000  1,645,586
    5.06%, 03/05/1999 ..............     650,000    644,244
   Countrywide Funding Corp.
    5.27%, 01/29/1999 ..............   1,350,000  1,344,467
   Countrywide Home Loans Inc.
    5.20%, 01/20/1999 ..............     500,000    498,628
    5.20%, 02/05/1999 ..............     600,000    596,967
   Deere (John) Capital Corp., 5.02%,
    02/19/1999 .....................     300,000    297,950


                                      Principal   Amortized
                                        Amount      Cost
                                        ------      ----
Commercial Paper  (continued)

Diversified Financial Services
(continued)
   Ford Motor Credit Co.
    5.46%, 01/08/1999 ..............  $  720,000 $  719,236
    5.46%, 01/14/1999 ..............     360,000    359,290
    5.47%, 01/21/1999 ..............     540,000    538,359
    5.47%, 01/22/1999 ..............     300,000    299,042
    5.03%, 01/27/1999 ..............     105,000    104,619
    5.47%, 02/02/1999 ..............     300,000    298,541
   Heller Financial Inc.
    5.55%, 01/27/1999 ..............     305,000    303,777
    5.50%, 01/28/1999 ..............   1,383,000  1,377,295
    5.68%, 02/11/1999 ..............     550,000    546,442
   Household Finance Corp.
    5.39%, 01/07/1999 ..............   1,100,000  1,099,012
    5.33%, 01/11/1999 ..............     195,000    194,711
    5.02%, 02/26/1999 ..............   1,000,000    992,191
   Merrill Lynch & Co. Inc.
    5.40%, 01/15/1999 ..............     185,000    184,612
    5.48%, 01/15/1999 ..............     300,000    299,361
    5.50%, 01/15/1999 ..............     980,000    977,904
    5.51%, 02/02/1999 ..............     200,000    199,020
    5.08%, 02/12/1999 ..............     300,000    298,222
    5.10%, 02/12/1999 ..............     250,000    248,513
   Norwest Financial Inc.
    5.30%, 01/04/1999 ..............     750,000    749,669
    5.07%, 03/12/1999 ..............     350,000    346,550
   Sears Roebuck Acceptance Corp.
    5.16%, 01/21/1999 ..............   1,100,000  1,096,847
    5.05%, 02/26/1999 ..............     250,000    248,036
    5.00%, 04/14/1999 ..............     750,000    739,271
    5.05%, 05/04/1999 ..............     268,000    263,376
   USAA Capital Corp.
    5.06%, 01/21/1999 ..............     645,000    643,187
    4.91%, 02/24/1999 ..............   1,140,000  1,131,604
    4.99%, 03/31/1999 ..............     600,000    592,598
                                                  -----------
                                                  32,286,488

Electric - 1.65%
   Central  & Southwest Corp.
    5.62%, 01/22/1999 ..............     450,000    448,525
    5.50%, 03/18/1999 ..............     500,000    494,194
                                                  -----------
                                                    942,719

Food - 7.12%
   Campbell Soup Co.
    5.44%, 02/11/1999 ..............   1,100,000  1,093,185
    4.95%, 04/05/1999 ..............     650,000    641,599
   ConAgra Inc.
    5.52%, 01/12/1999 ..............     625,000    623,946
    5.52%, 01/13/1999 ..............     200,000    199,632
   H.J. Heinz Co.
    5.15%, 02/18/1999 ..............   1,515,000  1,504,597
                                                  -----------
                                                  4,062,959


                     See notes to the financial statements.

                       PPM AMERICA/JNL MONEY MARKET SERIES

                                    Principal    Amortized
                                      Amount       Cost
                                      ------       ----
Commercial Paper (continued)

Health Care - 3.52%
   Allergan Inc.
    5.40%, 01/06/1999 ..............$  415,000     414,689
    5.60%, 01/06/1999 .............. 1,593,000   1,591,761
                                                 -----------
                                                 2,006,450

Leisure Time - 2.01%
   Hasbro Inc., 5.15%, 01/04/1999 .. 1,150,000   1,149,506

Machinery -3.32%
   Deere & Co.
    5.03%, 01/29/1999 ..............   860,000     856,635
    5.06%, 02/16/1999 ..............   250,000     248,384
    5.02%, 03/16/1999 ..............   800,000     791,745
                                                 -----------
                                                 1,896,764

Manufacturing - 3.17%
   General Electric Capital Corp.
    5.48%, 01/21/1999 ..............   200,000     199,391
    5.48%, 01/29/1999 ..............   250,000     248,934
    5.49%, 01/29/1999 ..............   550,000     547,652
    5.06%, 02/19/1999 ..............   250,000     248,278
    5.48%, 02/22/1999 ..............   275,000     272,823
    4.97%, 04/13/1999 ..............   295,000     290,846
                                                 -----------
                                                 1,807,924

Media - 4.37%
   Walt Disney Co., 4.98%,
   03/09/1999 ...................... 2,200,000   2,179,610
   McGraw-Hill Company Inc., 5.00%,
    03/24/1999 .....................   320,000     316,356
                                                 -----------
                                                 2,495,966


                                    Principal    Amortized
                                      Amount       Cost
                                      ------       ----
Commercial Paper (continued)

Oil & Gas Producers - 3.48%
   Amoco Co., 5.43%, 02/23/1999 ....$1,765,000 $ 1,750,890
   Consolidated Natural Gas Co.,
   5.13%,
    01/25/1999 .....................   235,000     234,196
                                                 -----------
                                                 1,985,086

Packaging & Containers - 1.28%
   Crown Cork & Seal Co. Inc.
    6.00%, 01/12/1999 ..............   600,000     598,900
    5.82%, 02/19/1999 ..............   130,000     128,970
                                                 -----------
                                                   727,870

Telecommunications - 4.38% GTE Corp.
    5.75%, 01/04/1999 ..............   300,000     299,856
    5.90%, 01/04/1999 ..............   558,000     557,726
    5.38%, 01/26/1999 ..............   750,000     747,198
    5.30%, 02/19/1999 ..............   900,000     893,508
                                                 -----------
                                                 2,498,288
                                                 -----------

     Total Commercial Paper
       (cost $57,071,346) ..........             57,071,346
                                                 -----------

Money Market Fund - 0.00%
   SSgA Money Market Fund, 4.85%
   (a)
   (cost $1,638) ...................     1,638       1,638
                                                 -----------

Total Investments - 100%
   (cost $57,072,984) ..............           $57,072,984
                                               =============

--------------------------------------------------------------------------------
(a) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.


                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL Balanced Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   3,427,614
                                          ================

Investments in securities, at value ....... $   3,497,395
Receivables:
   Dividends and interest .................        22,963
   Investment securities sold .............       101,988
                                          ----------------
Total assets ..............................     3,622,346
                                          ----------------

Liabilities
Bank overdraft ............................           103
Payables:
   Investment advisory fees ...............         2,093
   Fund shares redeemed ...................            90
   Investment securities purchased ........       307,529
Other liabilities .........................        15,951
                                          ----------------
Total liabilities .........................       325,766
                                          ================
Net assets ................................ $   3,296,580
                                          ================

Net assets consist of:
Paid-in capital ........................... $   3,241,423
Undistributed net investment income .......           918
Accumulated net realized loss on
   investments and foreign currency
   related items ..........................       (15,542)
Net unrealized appreciation on
investments ...............................        69,781
                                          ================
Net assets ................................ $   3,296,580
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......       317,593
                                          ================

Net asset value, offering and
redemption price per share................. $       10.38
                                          ================


Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Dividends .............................. $      23,538
   Interest ...............................        58,950
   Foreign tax withholding ................          (157)
                                           ---------------
Total investment income ...................        82,331
                                           ---------------

Expenses
   Investment advisory fees ...............        14,837
   Custodian fees .........................         9,755
   Portfolio accounting fees ..............        13,984
   Professional fees ......................         4,273
   Other ..................................         1,317
                                           ---------------
Total operating expenses ..................        44,166
Less:
   Reimbursement from Adviser .............       (26,547)
                                           ---------------
Net expenses ..............................        17,619
                                           ---------------
Net investment income .....................        64,712
                                           ---------------

Realized and unrealized gains (losses)
Net realized loss on:
   Investments ............................       (15,542)
   Foreign currency related items .........           (39)
Net change in unrealized appreciation
   on investments .........................        69,781
                                           ---------------
Net realized and unrealized gains .........        54,200
                                           ---------------

Net increase in net assets
   from operations ........................ $     118,912
                                           ===============

----------------------------------------------------------
* For period beginning March 2, 1998 (commencement of operations).



See notes to the financial statements

JNL Series Trust
Salomon Brothers/JNL Balanced Series

Statement of Changes in Net Assets

                                              Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------

Operations:
  Net investment income ................... $      64,712
  Net realized loss on:
    Investments ...........................       (15,542)
    Foreign currency related items ........           (39)
  Net change in unrealized appreciation
    on investments ........................        69,781
                                                ---------
Net increase in net assets from
operations ................................       118,912
                                                ---------

Distributions to shareholders:
  From net investment income ..............        65,648)
  From net realized gains on investment
     transactions .........................             -
                                                ---------
Total distributions to shareholders .......       (65,648)
                                                ---------

Share transactions:
  Proceeds from the sale of shares ........     4,871,127
  Reinvestment of distributions ...........        65,648
  Cost of shares redeemed .................    (1,693,459)
                                                ---------
Net increase in net assets from
   share transactions .....................     3,243,316
                                                ---------

Net increase in net assets ................     3,296,580

Net assets beginning of period ............             -
                                                ---------

Net assets end of period .................. $   3,296,580
                                                =========

Undistributed net investment income ....... $         918
                                                =========


Financial Highlights

                                              Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ------------
Selected Per Share Data

Net asset value, beginning of period ...... $       10.00
                                             ------------
Income from operations:
  Net investment income ...................          0.21
  Net realized and unrealized gains on
     investments and foreign currency
     related items ........................          0.38
                                             ------------
Total income from operations ..............          0.59
                                             ------------

Less distributions:
  From net investment income ..............         (0.21)
  From net realized gains on
     investment transactions ..............             -
                                             ------------
Total distributions .......................         (0.21)
                                             ------------
Net increase ..............................          0.38
                                             ------------

Net asset value, end of period ............ $       10.38
                                             ============

Total Return (a) ..........................          5.91%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) ..............................$        3,297
  Ratio of net operating expenses to
  average net assets (b) (c) ..............          0.95%
  Ratio of net investment income to
  average net assets (b) (c) ..............          3.49%
  Portfolio turnover ......................        128.41%


Ratio information assuming no expense
   reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ..................          2.38%
  Ratio of net investment income to
  average net assets (b) ..................          2.06%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Adviser's expense reimbursement.


                     See notes to the financial statements.

                      SALOMON BROTHERS/JNL BALANCED SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                                      Market
                                          Shares       Value
                                          ------       -----
Common Stocks -- 41.07%

Auto Manufacturers -- 1.37%
   DaimlerChrysler AG (a) ...............    498   $  47,839

Banks --3.93%
   BankAmerica Corp. ....................    905      54,412
   Fleet Financial Group Inc. ...........  1,000      44,688
   Mercantile Bancshares Corp. ..........  1,000      38,500
                                                   -----------
                                                     137,600

Beverages -- 1.87%
   PepsiCo Inc. .........................  1,600      65,500

Building Materials -- 1.13%
   Vulcan Materials Co. .................    300      39,469

Chemicals -- 0.99%
   Geon Co. .............................  1,500      34,500

Computers -- 2.11%
   International Business Machines           400      73,900
   Corp. ................................

Cosmetics & Personal Care -- 1.77%
   Avon Products Inc. ...................  1,400      61,950

Electric -- 0.96%
   Edison International .................  1,200      33,450

Food -- 1.96%
   Hormel Foods Corp. ...................  1,200      39,300
   Ralston Purina Group .................    900      29,138
                                                   -----------
                                                      68,438

Health Care -- 1.44%
   Johnson & Johnson Co. ................    600      50,325

Insurance -- 3.91%
   Allstate Corp. .......................    500      19,313
   Chubb Corp. ..........................    300      19,463
   CIGNA Corp. ..........................    700      54,118
   Marsh & McLennan Cos. Inc. ...........    750      43,828
                                                   -----------
                                                     136,722

Manufacturing -- 1.09%
   Cooper Industries Inc. ...............    800      38,150

Metals & Mining -- 0.99%
   USEC Inc. ............................  2,500      34,688

Oil & Gas Producers -- 4.10%
   Amerada Hess Corp. ...................    600      29,850
   Amoco Corp. ..........................    600      36,225
   Exxon Corp. ..........................    500      36,562
   Schlumberger Ltd. ....................    300      13,838
   Suncor Energy Inc. ...................    900      26,888
                                                   -----------
                                                     143,363



                                                      Market
                                          Shares       Value
                                          ------       -----
Common Stocks (continued)

Pharmaceuticals -- 3.07%
   American Home Products Corp. .........    900   $  50,681
   Pharmacia & Upjohn Inc. ..............  1,000      56,624
                                                   -----------
                                                     107,305

Real Estate -- 2.21%
   Crescent Real Estate Equities Co. ....  1,000      23,000
   Glenborough Realty Trust Inc. ........  1,100      22,413
   New Plan Excel Realty Trust Inc. .....  1,440      31,950
                                                   -----------
                                                      77,363

Retail -- 1.83%
   May Department Stores Co. ............    500      30,188
   Sears Roebuck & Co. ..................    800      34,000
                                                   -----------
                                                      64,188
Telecommunications -- 3.05%
   Bell Atlantic Corp. ..................  1,000      53,000
   SBC Communications Inc. ..............  1,000      53,624
                                                   -----------
                                                     106,624

Tobacco -- 1.22%
   Philip Morris Cos. Inc. ..............    800      42,800

Transportation -- 2.07%
   Canadian National Railway Co. ........    700      36,313
   Union Pacific Corp. ..................    800      36,050
                                                   -----------
                                                      72,363
                                                   -----------

      Total Common Stocks
       (cost $1,365,578) ................          1,436,537
                                                   -----------

                                        Principal
                                         Amount
                                         ------
Corporate Bonds -- 11.87%

Aerospace & Defense -- 0.58%
   Raytheon Co., 6.15%, 11/01/2008 .....$ 20,000      20,367


Banks -- 0.57%
   US Bank NA, 5.70%, 12/15/2008 ........ 20,000      19,800

Commercial Services -- 1.42%
   Comdisco Inc., 6.125%, 08/01/2001 .... 50,000      49,616

Diversified Financial Services -- 0.30%
   Sears Roebuck Acceptance Corp.,
     7.00%, 06/15/2007 .................. 10,000      10,730

Electrical Components & Equipment --
1.55%
   Integrated Process Equipment Corp.,
     6.250%, 09/15/2004 ................. 75,000      54,094

Manufacturing -- 0.86%
   Mark IV Industries Inc., (144a),
   4.75%,
     11/01/2004 ......................... 25,000      20,031
   Norsk Hydro ASA, 6.70%, 01/15/2018 ... 10,000       9,937
                                                   -----------
                                                      29,968

                     See notes to the financial statements.

                      SALOMON BROTHERS/JNL BALANCED SERIES

                                       Principal      Market
                                          Amount       Value
                                          ------       -----
Corporate Bonds (continued)

Media -- 0.58%
   A.H. Belo Corp., 7.25%, 09/15/2027 ..$ 20,000  $   20,137

Semiconductors -- 1.53%
   Micron Technology Inc., 7.00%,
     07/01/2004 ......................... 50,000      53,563

Software -- 2.93%
   First Data Corp., 6.375%,              50,000      51,807
   12/15/2007 ...........................
   Northern Telecom Ltd., 5.25%,
     05/15/2003 ......................... 50,000      50,500
                                                   -----------
                                                     102,307

Telecommunications -- 1.55%
   Aspect Telecommunications Corp.,
     Zero Coupon, 08/10/2018 (144a) .....150,000      32,438
   GTE Corp., 6.94%, 04/15/2028 ......... 20,000      21,721
                                                   -----------
                                                      54,159
                                                   -----------

      Total Corporate Bonds
       (cost $416,263) ..................            414,741
                                                   -----------

                                         Shares
                                        ----------
Preferred Stocks -- 0.82%

Diversified Financial Services -- 0.82%
   BTI Capital Trust ....................    400       8,150
   Morgan Stanley Group Inc. "AMAT" -
      PERQS .............................    500      20,625
                                                   -----------

      Total Preferred Stocks
       (cost $34,930) ...................             28,775
                                                   -----------


                                       Principal      Market
                                          Amount       Value
                                          ------       -----
U.S. Government Securities -- 39.17%

U.S. Government Agencies -- 11.20%
   Federal National Mortgage
   Association
     6.50%, 07/01/2028 .................$185,167  $  186,382
     7.00%, TBA (c) .....................100,000     102,000
     8.00%, TBA (c) .....................100,000     103,562
                                                   -----------
                                                     391,944

U.S. Treasury Notes -- 27.97%
     4.50%, 09/30/2000 ..................100,000      99,780
     6.375%, 03/31/2001 ................. 15,000      15,548
     5.25%, 08/15/2003 (d) ..............100,000     102,547
     6.125%, 08/15/2007 .................200,000     218,438
     5.625%, 05/15/2008 (d) .............300,000     320,109
     4.75%, 11/15/2008 ..................220,000     221,718
                                                   -----------
                                                     978,140
                                                   -----------

      Total U.S. Government Securities
       (cost $1,363,585) ................          1,370,084
                                                   -----------

Short Term Investments -- 7.07%

Money Market Fund -- 0.01%
   SSgA Money Market Fund, 4.85% (b) ....    258         258

Repurchase Agreement -- 7.06%
   Repurchase Agreement with State
   Street
     Bank, 4.85%, (Collateralized by
     $240,000 U.S. Treasury Note,
     6.25%,
     due 02/15/2003, market value
     $259,500) acquired on 12/31/1998,
     due 01/04/1999 .....................247,000     247,000
                                                   -----------

      Total Short Term Investments
       (cost $247,258) ..................            247,258
                                                   -----------

Total Investments -- 100%
   (cost $3,427,614) ....................         $3,497,395
                                                  ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  Investment purchased on a when-issued basis.
(d) Security pledged as collateral for investments purchased on a when-issued basis.


                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL Global Bond Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $  54,157,094
                                          ================

Investments in securities, at value ....... $  54,004,396
Foreign currency ..........................             5
Receivables:
   Interest ...............................       875,554
   Forward foreign currency
      exchange contracts ..................         3,227
   Fund shares sold .......................        77,047
   Investment securities sold .............       502,775
Collateral for securities loaned ..........     2,634,334
                                          ----------------
Total assets ..............................    58,097,338
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        34,167
   Forward foreign currency
      exchange contracts ..................         6,282
   Fund shares redeemed ...................        12,095
   Investment securities purchased ........     7,205,925
Return of collateral for securities
loaned ....................................     2,634,334
Other liabilities .........................        37,992
                                          ----------------
Total liabilities .........................     9,930,795
                                          ================
Net assets ................................ $  48,166,543
                                          ================

Net assets consist of:
Paid-in capital ........................... $  49,421,275
Undistributed net investment loss .........       (11,832)
Accumulated net realized loss on
   investments and foreign currency
   related items ..........................    (1,091,158)
Net unrealized appreciation
(depreciation) on:
   Investments ............................      (152,698)
   Foreign currency related items .........           956
                                          ----------------
Net assets ................................ $  48,166,543
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......     4,513,390
                                          ================

Net asset value, offering and
redemption price per share................. $       10.67
                                          ================



Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Interest................................ $   3,560,307
   Foreign tax withholding.................        (6,171)
                                           ---------------
Total investment income ...................     3,554,136
                                           ---------------

Expenses
   Investment advisory fees ...............       375,503
   Custodian fees .........................        23,412
   Portfolio accounting fees ..............        21,190
   Professional fees ......................        13,399
   Other ..................................        13,467
                                           ---------------
Total operating expenses ..................       446,971
Less:
   Reimbursement from Adviser .............        (5,203)
                                           ---------------
Net expenses ..............................       441,768
                                           ---------------
Net investment income .....................     3,112,368
                                           ---------------

Realized and unrealized losses
Net realized loss on:
   Investments ............................    (1,087,833)
   Foreign currency related items .........       (53,642)
Net change in unrealized depreciation on:
   Investments ............................    (1,034,049)
   Foreign currency related items .........       (34,338)
                                           ---------------
Net realized and unrealized losses ........    (2,209,862)
                                           ---------------

Net increase in net assets
   from operations ........................ $     902,506
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL Global Bond Series

Statements of Changes in Net Assets


                                                                                         Year ended December 31,
                                                                                     ----------------------------------
                                                                                          1998              1997
                                                                                     ----------------  ----------------

Operations:
  Net investment income ......................................................       $     3,112,368   $     1,712,722
  Net realized gain (loss) on:
     Investments .............................................................            (1,087,833)           76,786
    Foreign currency related items ...........................................               (53,642)           74,761
  Net change in unrealized appreciation (depreciation) on:
     Investments .............................................................            (1,034,049)          677,987
    Foreign currency related items ...........................................               (34,338)           50,955
                                                                                     ----------------  ----------------
Net increase in net assets from operations ...................................               902,506         2,593,211
                                                                                     ----------------  ----------------

Distributions to shareholders:
  From net investment income .................................................            (3,054,679)       (1,801,495)
  From net realized gains on investment transactions .........................                     -          (164,331)
  Return of capital ..........................................................                     -           (33,012)
                                                                                     ----------------  ----------------
Total distributions to shareholders ..........................................            (3,054,679)       (1,998,838)
                                                                                     ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ...........................................            26,135,631        26,946,293
  Reinvestment of distributions ..............................................             3,054,679         1,962,974
  Cost of shares redeemed ....................................................           (15,596,426)       (5,261,751)
                                                                                     ----------------  ----------------
Net increase in net assets from share transactions ...........................            13,593,884        23,647,516
                                                                                     ----------------  ----------------

Net increase in net assets ...................................................            11,441,711        24,241,889

Net assets beginning of period ...............................................            36,724,832        12,482,943
                                                                                     ----------------  ----------------

Net assets end of period .....................................................       $    48,166,543   $    36,724,832
                                                                                     ================  ================

Undistributed net investment loss ............................................       $       (11,832)  $       (15,879)
                                                                                     ================  ================


                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL Global Bond Series

Financial Highlights


                                                                                                     Period from     Period from
                                                                                                       April 1,        May 15,
                                                                       Year ended December 31,         1996 to         1995* to
                                                                    -------------------------------  December 31,     March 31,
                                                                         1998            1997            1996            1996
                                                                    ----------------------------- --------------- ---------------
Selected Per Share Data

Net asset value, beginning of period .............................  $      11.12     $  10.63       $   10.46       $   10.00
                                                                    ---------------  -------------- --------------- -------------
Income from operations:
  Net investment income ..........................................          0.72           0.54            0.42            0.81
  Net realized and unrealized gains (losses) on investments and
     foreign currency related items ..............................         (0.45)          0.59            0.70            0.24
                                                                    ---------------  -------------- --------------- -------------
Total income from operations .....................................          0.27           1.13            1.12            1.05
                                                                    ---------------  -------------- --------------- -------------

Less distributions:
  From net investment income .....................................         (0.72)         (0.58)          (0.69)          (0.56)
  From net realized gains on investment transactions .............             -          (0.05)          (0.26)          (0.03)
  Return of capital ..............................................             -          (0.01)              -               -
Total distributions ..............................................         (0.72)         (0.64)          (0.95)          (0.59)
                                                                    ---------------  -------------- --------------- -------------
Net increase (decrease) ..........................................         (0.45)          0.49            0.17            0.46
                                                                    ---------------  -------------- --------------- -------------

Net asset value, end of period ...................................  $      10.67     $    11.12     $     10.63     $     10.46
                                                                    ===============  ============== =============== =============

Total Return (a) .................................................          2.46%         10.66%          10.68%          10.74%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) .......................  $     48,167         36,725          12,483           6,380
  Ratio of net operating expenses to average net assets (b) (c) ..          1.00%          1.00%           0.99%           1.00%
  Ratio of net expenses to average net assets (c) ................             -           1.01%              -              -
  Ratio of net investment income to average net assets (b) (c) ...          7.05%          6.83%           7.52%           9.01%
  Portfolio turnover .............................................        261.87%        134.55%         109.85%         152.89%

Ratio information assuming no expense reimbursement or
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) ......          1.01%          1.07%           1.44%           2.14%
  Ratio of net investment income to average net assets (b) .......          7.04%          6.76%           7.07%           7.87%

---------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Corporate Bonds -- 33.50%

Poland -- 0.37%
Banks -- 0.37%
   Nordic Investment Bank, 17.75%,
     04/15/2002 PLN.................  340,000  $  110,185
   Sudwest LB Capital Market,
   17.50%,
     05/05/2003 PLN.................   270,000      90,461
                                                 -----------

     Total Poland ..................               200,646

United States -- 33.13%
Aerospace & Defense - 0.64%
   BE Aerospace Inc., 8.00%,
        03/01/2008(c)...............  $250,000     245,000
   Raytheon Co., 6.15%, 11/01/2008 .   100,000     101,837
                                                 -----------
                                                   346,837

Auto Manufacturers -- 0.28%
   Navistar International Corp.,
   8.00%,
     02/01/2008 ....................   150,000     152,625

Auto Parts & Equipment -- 0.87%
   Breed Technologies Inc., (144a),
     9.25%, 04/15/2008 .............   250,000     220,000
   Hayes Lemmerz International
   Inc.,
     (144a), 8.25%, 12/15/2008 .....   250,000     249,375
                                                 -----------
                                                   469,375

Banks -- 0.55%
   US Bank NA, 5.70%, 12/15/2008 ...   300,000     296,994

Beverages -- 0.21%
   Stroh Brewery Co., 11.10%,
   07/01/2006 ......................   150,000     112,500

Biotechnology -- 0.59%
  Monsato Co., (144a), 5.875%,
       12/01/2008 ..................   175,000     174,486
  Packard Bioscience Co., 9.375%,
     03/01/2007 ....................   150,000     142,500
                                                 -----------
                                                   316,986

Chemicals -- 0.65%
   Huntsman Corp., (144a), 9.50%,
      07/01/2007 ...................   150,000     149,250
   Praxair Inc., 6.15%, 04/15/2003 .   200,000     199,530
                                                 -----------
                                                   348,780

Commercial Services -- 3.02%
   Comdisco Inc., 6.13%, 08/01/2001    250,000     248,080
   Iron Mountain Inc., 10.125%,
     10/01/2006 ....................   150,000     162,750
   KinderCare Learning Centers
   Inc.,
     9.50%, 02/15/2009 (c) .........   250,000     248,750
   Pierce Leahy Corp., 11.125%,
     07/15/2006 ....................   250,000     273,750
   Primark Corp., (144a), 9.25%,
     12/15/2008 ....................   250,000     250,000


                                    Principal       Market
                                      Amount         Value
                                      ------         -----
Corporate Bonds (continued)

United States (continued)
Commercial Services (continued)
   Protection One Inc., (144a),
   8.125%,
     01/15/2009 ....................$  250,000 $   250,000
   Service Corp. International,
   6.00%,
     12/15/2005 ....................   200,000     198,707
                                                 -----------
                                                 1,632,037

Computers -- 0.49%
   Unisys Corp., 7.875%, 04/01/2008
   (c) .............................   250,000     265,000

Cosmetics & Personal Care -- 0.92%
   American Safety Razor Co.,
   9.875%,
     08/01/2005 ....................   250,000     257,500
   French Fragrances Inc., 10.375%,
     05/15/2007 (g) ................   125,000     123,438
   Revlon Worldwide Corp., Zero
   Coupon,
     03/15/2001 (g) ................   200,000     115,000
                                                 -----------
                                                   495,938

Diversified Financial Services
--2.77%
   ContiFinancial Corp., 8.125%,
     04/01/2008 (g) ................   250,000     175,000
   DVI Inc., 9.875%, 02/01/2004 ....   250,000     240,000
   Merrill Lynch & Co. Inc., 6.00%,
     11/15/2004 (g) ................    80,000      80,282
   Paine Webber Group Inc., 7.00%,
     03/01/2000 (c) ................   300,000     302,808
   Polymer Group Inc., 9.00%,
   07/01/2007 ......................   250,000     247,500
   TPSA Finance BV, (144a), 7.75%,
     12/10/2008 ....................   300,000     296,165
   Williams Scotsman Inc., 9.875%,
     06/01/2007 ....................   150,000     153,000
                                                 -----------
                                                 1,494,755

Electric -- 0.23%
   L-3 Communications Corp., (144a),
     8.00%, 08/01/2008 .............   125,000     125,313

Entertainment -- 1.46%
   Grand Casinos Inc., 9.00%,
      10/15/2004 (c) ...............   250,000     281,250
   Park Place Entertainment Corp.,
   (144a),
     7.875%, 12/15/2005 ............   250,000     250,000
   Sun International Hotels Ltd.,
   8.625%,
     12/15/2007 ....................   250,000     256,250
                                                 -----------
                                                   787,500

Environmental Control -- 1.26%
   Allied Waste Industries Inc.,
   (144a),
     7.875%, 01/01/2009 ............   250,000     253,438
   Envirosource Inc., 9.75%,
      06/15/2003 (g) ...............   185,000     172,050
   Marsulex Inc., 9.625%,
   07/01/2008 (g) ..................   250,000     255,938
                                                 -----------
                                                   681,426

                     See notes to the financial statements.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                    Principal       Market
                                      Amount         Value
                                      ------         -----
Corporate Bonds (continued)

United States (continued)
Food -- 0.72%
   CFP Holdings Inc.,
   11.625%,
     01/15/2004 ....................$  200,000 $   166,000
   Dole Foods Co., 6.75%,
   07/15/2000 ......................   100,000     100,164
   SC International Services Inc.,
   9.25%,
     09/01/2007 ....................   125,000     125,000
                                                 -----------
                                                   391,164

Forest Products & Paper -- 0.15%
   Doman Industries Ltd., 8.75%,
     03/15/2004 ....................   100,000      79,000

Hand & Machine Tools -- 0.29%
   International Knife & Saw Inc.,
      11.375%, 11/15/2006 (g) ......   150,000     153,750

Health Care -- 0.69%
   Dade International Inc., 11.125%,
      05/01/2006 ...................   250,000     275,000
   Integrated Health Services Inc.,
   9.50%,
      09/15/2007 ...................   100,000      95,000
                                                 -----------
                                                   370,000

Holding Companies - Diversified --
1.30%
   High Voltage Engineering Corp.,
     10.50%, 08/15/2004 ............    125,000    118,125
   Jordan Industries Inc., 10.375%,
     08/01/2007 ....................    200,000    206,750
   Nebco Evans Holding Co.,
   (Step-Up
      Bond), 12.375%, 07/15/2007
   (d) .............................    350,000    167,563
   United International Holdings
   Inc.,
      (Step-Up Bond), 10.75%,
      02/15/2008 (d) ...............    400,000    212,000
                                                 -----------
                                                   704,438

Household Products -- 0.89%
   Ekco Group Inc., 9.25%,
   04/01/2006 ......................    250,000    250,000
   Indesco International Inc.,
   9.75%,
     04/15/2008 ....................    250,000    233,125
                                                 -----------
                                                   483,125

Insurance -- 0.38%
   Aetna Services Inc., 7.625%,
      08/15/2026 (c) ...............    200,000    203,246

Lodging -- 0.92%
   HMH Properties Inc., 7.875%,
      08/01/2008 ...................    250,000    243,438
   Prime Hospitality Corp., 9.75%,
      04/01/2007 ...................    250,000    251,250
                                                 -----------
                                                   494,688

Manufacturing -- 1.08%
   Alvey Systems Inc., 11.375%,
      01/31/2003 ...................    125,000    125,625
   Axiohm Transaction Solutions,
   9.75%,
      10/01/2007 ...................    150,000    141,750


                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Corporate Bonds (continued)

United States (continued)
Manufacturing (continued)
   Foamex L.P./Foamex Capital
   Corp.,
      9.875%, 06/15/2007 ........... $  100,000  $ 108,000
   Norsk Hydro ASA, 6.70%,
   01/15/2018 ......................    100,000     99,370
   Tekni-Plex Inc., 11.25%,
   04/01/2007 ......................    100,000    110,125
                                                 -----------
                                                   584,870

Media -- 3.55%
   Adelphia Communications Corp.
      10.50%, 07/15/2004 ...........    100,000    109,500
      9.875%, 03/01/2007 ...........    100,000    110,625
   American Media Operation Inc.,
      11.625%, 11/15/2004 ..........    250,000    256,250
   CSC Holdings Inc., 10.50%,
   05/15/2016 ......................    250,000    293,750
   Diamond Cable Communications
   Corp.,
     (Step-Up Bond), 11.75%,
     12/15/2005 (d) ................    150,000    123,374
   Hollinger International
   Publishing Inc.,
     9.25%, 03/15/2007 .............    250,000    262,500
   Lin Holdings Corp., (Step-Up
   Bond),
     10.00%, 03/01/2008 (d) ........    375,000    258,750
   Mail-Well Corp., (144a), 8.750%,
     12/15/2008 ....................    250,000    250,625
   Marcus Cable Company L.P.,
   (Step-Up
     Bond), 14.25%, 12/15/2005 (d) .    150,000    143,250
   SFX Broadcasting Inc., 10.75%,
     05/15/2006 ....................     99,000    109,890
                                                 -----------
                                                 1,918,514

Metals & Mining -- 0.74%
   Glencore Nickel Property Ltd.,
   9.00%,
     12/01/2014 ....................    175,000    140,000
   Renco Metals Inc., 11.50%,
   07/01/2003 ......................    250,000    260,000
                                                 -----------
                                                   400,000

Oil & Gas Producers -- 0.45%
   Occidental Petroleum Corp.,
   9.25%,
     08/01/2019 ....................    150,000    172,224
   TransAmerican Energy Corp.,
   11.50%,
     06/15/2002 (g) ................    250,000     72,500
                                                 -----------
                                                   244,724

Packaging & Containers -- 0.67%
   Plastic Containers Inc., 10.00%,
     12/15/2006 ....................    250,000    260,000
   Radnor Holdings Corp., 10.00%,
     12/01/2003 ....................    100,000    100,750
                                                 -----------
                                                   360,750

Real Estate -- 1.38%
   CB Richard Ellis Services Inc.,
   8.875%,
     06/01/2006 (c) ................    250,000    245,000
   Forest City Enterprises Inc.,
   8.50%,
     03/15/2008 ....................    325,000    325,000
   Vencor Operating Inc., 9.875%,
     05/01/2005 (g) ................    200,000    173,500
                                                 -----------
                                                   743,500

                     See notes to the financial statements.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Corporate Bonds (continued)

United States (continued)
Retail -- 1.36%
   Cole National Group Inc., 8.625%,
     08/15/2007 ....................  $ 250,000 $  245,000
   Jitney-Jungle Stores of America
   Inc.,
     12.00%, 03/01/2006 (c) ........    250,000    277,500
   Pueblo Xtra International, Inc.,
   9.50%,
     08/01/2003 ....................     60,000     57,600
   Staples Inc., 7.125%, 08/15/2007     150,000    152,151
                                                 -----------
                                                   732,251

Software -- 0.38%
   First Data Corp., 6.375%,
   12/15/2007 (c) ..................    200,000    207,226

Telecommunications -- 3.02%
   British Telecom Plc., 7.00%,
        05/23/2007 (c) .............    550,000    611,324
   Comcast Cellular Holdings Inc.,
   9.50%,
     05/01/2007 (c) ................    250,000    265,625
   GTE Corp., 6.94%, 04/15/2028 ....    100,000    108,605
   Intermedia Communication Inc.,
   8.60%,
     06/01/2008 ....................    125,000    119,375
   Nextel Communications, Inc.,
   (Step-Up
     Bond), 9.75%, 10/31/2007 (d)
     (g) ...........................    350,000    213,500
   NTL Inc., (Step-Up Bond), 11.50%,
     02/01/2006 (d) ................    225,000    189,000
   TeleWest Communications Plc,
   (Step-
     Up Bond), 11.00%, 10/01/2007
     (d) ...........................    150,000    124,875
                                                 -----------
                                                 1,632,304

Textiles -- 0.29%
   Collins & Aikman Floorcoverings,
      10.00%, 01/15/2007 ...........    150,000    155,250

Transportation -- 0.93%
   Coach USA Inc., 9.375%,
   07/01/2007(g) ...................    250,000    256,250
   Holt Group Inc., (144a), 9.75%,
     01/15/2006 ....................    200,000    138,000
   TFM SA, (Step-Up Bond), 11.75%,
     06/15/2009 (d) ................    200,000    107,750
                                                 -----------
                                                   502,000
                                                 -----------

    Total United States ............             17,886,866
                                                 -----------

     Total Corporate Bonds
       (cost $18,712,509) ..........             18,087,512
                                                 -----------

Government Securities -- 46.67%

Argentina -- 2.67%
   Republic of Argentina
     6.187%, 03/31/2005 (f) ARS.....    855,400    727,090
     9.750%, 09/19/2027 ARS.........    800,000    713,040
                                                 -----------

    Total Argentina ................             1,440,130


                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Government Securities (continued)

Australia -- 0.05%
   New South Wales Treasury Corp.,
      7.375%, 02/21/2007 AUD........     40,000  $  27,502

Brazil -- 1.00%
   Federal Republic of Brazil,
   6.125%,
      04/15/2024 BRL................    500,000    290,000
   Republic of Brazil, 10.125%,
      05/15/2027 BRL................    375,000    249,375
                                                 -----------

    Total Brazil ...................               539,375

Bulgaria -- 1.24%
   National Republic of Bulgaria,
   6.687%,
      07/28/2011 (f) BGL............  1,000,000    670,000

Denmark -- 1.09%
   Kingdom of Denmark, 8.00%
    05/15/2003 DKK..................  3,220,000    586,949

Ecuador -- 1.01%
   Republic of Ecuador
      4.465%, 02/27/2015 (f) ECS....    565,830    227,747
      3.50%, 02/28/2025
           (Step-Up Bond) (e) ECS...    750,000    318,750
                                                 -----------

    Total Ecuador ..................               546,497

Finland -- 0.41%
   Republic of Finland, 6.00%,
   04/25/2008
           FIM .....................  1,000,000    225,829

Germany -- 0.97%
   Federal Republic of Germany
    4.125%, 07/04/2008 DEM..........    200,000    122,405
    4.75%, 07/04/2008 DEM...........    180,000    115,381
    6.50%, 07/04/2027 DEM...........    140,000    105,382
    5.625%, 01/04/2028 DEM..........    270,000    182,581
                                                 -----------

    Total Germany ..................               525,749

Greece -- 1.65%
   Republic of Greece
    11.00%, 02/25/2000 GRD.......... 43,500,000    150,683
    8.90%, 04/01/2003 GRD...........139,000,000    520,977
    8.70%, 04/08/2005 GRD........... 18,000,000     69,298
    8.60%, 03/26/2008 GRD........... 39,000,000    154,673
                                                 -----------

    Total Greece ...................               895,631

Italy -- 0.68%
   European Investment Bank, 7.45%,
      02/04/1999 ITL................600,000,000    364,919

Korea -- 0.37%
   Korea Development Bank, 9.60%,
     12/01/2000 (g) KRW.............    200,000    200,890

                     See notes to the financial statements.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Government Securities (continued)

Mexico -- 4.68%
   United Mexican States
        11.375%,  09/15/2016
        MXN.... .................... $  350,000 $  358,400
     11.50%, 05/15/2026 MXN.........  2,025,000  2,166,750
                                                 -----------

    Total Mexico ...................             2,525,150

Morocco -- 1.76%
   Morocco Loan Participation,
   6.812%,
     01/01/2009 (f) MAD.............    700,000    546,000
   Morocco Loan Participation,
   9.525%,
     01/01/2009 MAD.................    500,000    402,500
                                                 -----------

    Total Morocco ..................               948,500

Panama -- 0.97%
   Republic of Panama, 4.00%,
   (Step-Up
    Bond), 07/17/2014 (e) PAB.......    700,000    521,500

Peru -- 2.32%
   Republic of Peru, (Step-Up
   Bond),
    4.00%, 03/07/2017 (e) PEN.......  2,000,000  1,255,000

Russia -- 0.00%
   Russia Government International
   Bond,
      5.968%, 12/15/2015 (f) RUB....     12,628      1,326

Slovenia -- 0.42%
   Republic of Slovenia, 5.375%,
     05/27/2005 SIT.................    190,000    226,549

Sweden -- 0.75%
   Kingdom of Sweden
    11.00%, 01/21/1999 SEK..........  2,000,000    246,953
    6.50%, 05/05/2008 SEK...........  1,100,000    158,700
                                                 -----------

    Total Sweden ...................               405,653

United States -- 22.55%
U.S. Government Agency & Agency
    Issued Mortgage Backed
Securities --
    16.49%
   Federal Home Loan Mortgage
   Corp.,
     10.00%, 05/15/2020 ............  $  26,143     28,389
     11.565%, 06/15/2021 ...........      1,311     31,884
    6.50% , TBA (a) ................    300,000    302,154
   Federal National Mortgage
   Association
    13.00%, 11/01/2015 .............      7,461      8,741
    7.00%, 11/18/2015 (c) ..........  1,500,000  1,503,750
    10.40%, 04/25/2019 .............     43,894     48,366
    8.77%, 03/17/2020 - Interest
    Only ...........................    742,499     19,082
    6.50%, 02/01/2026 ..............    254,739    256,489
    8.15%, 02/25/2035 - Interest
    Only ...........................  2,409,282    189,129
    9.50%, 10/17/2036 - Interest
    Only ...........................  4,240,793    117,894
    6.00%, TBA (a) .................  4,750,000  4,687,633
    6.50%, TBA (a) .................  1,700,000  1,711,152
                                                 -----------
                                                 8,904,663

                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Government Securities (continued)
U.S. Treasury Bonds -- 0.30%
      6.125%, 11/15/2027 ...........  $ 100,000 $  111,937
   U.S. Treasury Inflation Index
   Bond,
      3.625%, 04/15/2028 (g) .......     50,000     48,500
                                                 -----------
                                                   160,437

U.S. Treasury Notes -- 5.76%
    6.375%, 03/31/2001 (g) .........    100,000    103,656
    6.625%, 03/31/2002 (c) .........  1,000,000  1,057,030
    5.875%, 09/30/2002 (c) .........    800,000    831,496
    5.625%, 12/31/2002 (c) .........    250,000    258,320
    5.25%, 08/15/2003 (g) ..........    100,000    102,547
    5.50%, 02/15/2008 (g) ..........    500,000    529,845
    4.75%, 11/15/2008 (g) ..........    225,000    226,757
                                                 -----------
                                                 3,109,651
                                                 -----------

    Total United States ............             12,174,751

Venezuela -- 2.08%
   Republic of Venezuela
    6.125%, 03/31/2007 (f) VEB......    404,760    251,477
    6.625%, 12/18/2007 (f) VEB......  1,071,428    680,357
    13.625%, 08/15/2018 VEB.........    250,000    192,500
                                                 -----------

    Total Venezuela ................             1,124,334
                                                 -----------

     Total Government Securities
       (cost $24,818,092) ..........             25,206,234
                                                 -----------

Asset Backed Securities -- 7.09%
   Airplane Pass-through Trust,
   10.875%,
     03/15/2019 .................... $  125,000    140,876
   DLJ Commercial Mortgage Corp.
   - Interest Only
     8.24%, 06/10/2031 .............  4,475,450    211,152
     9.50%, 11/12/2031 (c) .........  4,500,000    254,520
   First Union Residential
   Securitization
      Transactions Inc., 7.00%,
   08/25/2028 ......................     99,125     92,806
   GE Capital Mortgage Services
   Inc.,
     6.75%, 10/25/2028 (c) .........    399,053    381,594
   Green Tree Financial Corp.,
   7.07%,
       09/15/2007 (c) ..............    580,784    592,940
   Mid-State Trust VI, 7.34%,
       07/1/2035 (c)................    823,078    847,253
   PNC Mortgage Securities Corp.
     6.734%, 07/25/2018 ............    198,662    184,011
     6.75%, 05/25/2028 .............    149,070    140,126
     6.838%, 05/25/2028 ............    223,573    213,029
     6.50%, 12/25/2028 .............    549,127    516,866
     6.25%, 12/26/2028 .............    274,776    256,915
                                                 -----------

     Total Asset Backed Securities
       (cost $3,747,931) ...........             3,832,088
                                                 -----------

                    See notes to the financials statements.

                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                                    Market
                                         Shares      Value
                                         ------      -----
Preferred Stocks -- 0.00%

Holding Companies -Diversified -
0.00%
   TCR Holdings C ..................        241  $      13
   TCR Holdings D ..................        636         34
   TCR Holdings E ..................      1,316         83
   TCR Holdings B ..................        439         26
                                                 -----------

     Total Preferred Stocks
       (cost $156) .................                   156
                                                 -----------


                                     Principal      Market
                                      Amount         Value
                                      ------         -----
Short Term Investments -- 12.74%

Money Market Fund -- 0.00%
   SSgA Money Market Fund, 4.85%
   (b) ............................. $      406 $       406

Repurchase Agreements -- 12.74%
   Repurchase Agreement with State
   Street
    Bank, 4.85% (Collateralized by
    $6,490,000 U.S. Treasury Note,
    6.25%,
    due 02/15/2003, market value,
    $7,017,313), acquired on
    12/31/1998,
    due 01/04/1999 .................  6,878,000  6,878,000
                                                ------------

     Total Short Term Investments
       (cost $6,878,406) ...........             6,878,406
                                                ------------

Total Investments -- 100%
   (cost $54,157,094) ..............           $54,004,396
                                               =============

--------------------------------------------------------------------------------
(a)  Investment purchased on a when-issued basis.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c) Security pledged as collateral for investment purchased on a when-issued basis.
(d) Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(e) Coupon payment periodically increases over the life of the security. Rate is in effect as of December 31, 1998.
(f) Coupon is indexed to six month Libor. Rate stated is in effect as of December 31, 1998.
(g)  All or a portion of this security has been loaned.

                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL High Yield Bond Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $   7,576,267
                                          ================

Investments in securities, at value ....... $   7,273,791
Interest receivable .......................       136,300
                                          ----------------
Total assets ..............................     7,410,091
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............         4,939
   Fund shares redeemed ...................            95
Other liabilities .........................         6,943
                                          ----------------
Total liabilities .........................        21,977
                                          ================
Net assets ................................ $   7,388,114
                                          ================

Net assets consist of:
Paid-in capital ........................... $   7,702,539
Undistributed net investment income .......         1,298
Accumulated net realized loss
   on investments .........................       (13,247)
Net unrealized depreciation on
investments ...............................      (302,476)
                                          ================
Net assets ................................ $   7,388,114
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......       770,330
                                          ================

Net asset value, offering and
redemption price per share................. $        9.59
                                          ================



Statement of Operations
For the Period Ended December 31, 1998*

Investment income
   Interest ............................... $     445,240
                                           ---------------

Expenses
   Investment advisory fees ...............        40,840
   Custodian fees .........................         9,221
   Portfolio accounting fees ..............        13,984
   Professional fees ......................         4,573
   Other ..................................         2,007
                                           ---------------
Total operating expenses ..................        70,625
Less:
   Reimbursement from Adviser .............       (22,127)
                                           ---------------
Net expenses ..............................        48,498
                                           ---------------
Net investment income .....................       396,742
                                           ---------------

Realized and unrealized losses
Net realized loss on investments ..........       (13,247)
Net change in unrealized depreciation
   on investments .........................      (302,476)
                                           ---------------
Net realized and unrealized losses ........      (315,723)
                                           ---------------

Net increase in net assets
   from operations ........................ $      81,019
                                           ===============

----------------------------------------------------------
*    For period beginning March 2, 1998 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL High Yield Bond Series

Statement of Changes in Net Assets

                                              Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------

Operations:
  Net investment income ................... $     396,742
  Net realized loss on investments ........       (13,247)
  Net change in unrealized depreciation
     on investments .......................      (302,476)
                                                ---------
Net increase in net assets from
operations ................................        81,019
                                                ---------

Distributions to shareholders:
  From net investment income ..............      (395,444)
  From net realized gains on
     investment transactions ..............             -
                                                ---------
Total distributions to shareholders .......      (395,444)
                                                ---------

Share transactions:
  Proceeds from the sale of shares ........     8,246,639
  Reinvestment of distributions ...........       395,444
  Cost of shares redeemed .................      (939,544)
                                                ---------
Net increase in net assets from share
   transactions ...........................     7,702,539
                                                ---------

Net increase in net assets ................     7,388,114

Net assets beginning of period ............             -
                                                ---------

Net assets end of period .................. $   7,388,114
                                                =========

Undistributed net investment income ....... $       1,298
                                                =========



Financial Highlights

                                               Period from
                                                March 2,
                                                1998* to
                                              December 31,
                                                  1998
                                             ----------------
Selected Per Share Data

Net asset value, beginning of period....... $       10.00
                                             ----------------
Income from operations:
  Net investment income ...................          0.54
  Net realized and unrealized losses on
     investments ..........................         (0.41)
                                             ----------------
Total income from operations ..............          0.13
                                             ----------------

Less distributions:
  From net investment income ..............         (0.54)
  From net realized gains on investment
     transactions .........................             -
                                             ----------------
Total distributions .......................         (0.54)
                                             ----------------
Net decrease ..............................         (0.41)
                                             ----------------

Net asset value, end of period ............ $        9.59
                                             ================

Total Return (a) ..........................          1.32%

Ratios and Supplemental Data:
  Net assets, end of period (in
  thousands) .............................. $       7,388
  Ratio of net operating expenses to
  average net assets (b) (c) ..............          0.95%
  Ratio of net investment income to
  average net assets (b) (c) ..............          7.80%
  Portfolio turnover ......................         37.45%

Ratio information assuming no expense
   reimbursement:
  Ratio of net operating expenses to
  average net assets (b) ..................          1.39%
  Ratio of net investment income to
  average net assets (b) ..................          7.36%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the period ended December 31, 1998.
(b)  Annualized for the period ended December 31, 1998.
(c)  Computed after giving effect to the Adviser's expense reimbursement.


                     See notes to the financial statements.

                   SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                      Principal        Market
                                         Amount         Value
                                         ------         -----
Corporate Bonds -- 92.55%

Advertising -- 1.41%
   SITEL Corp., 9.25%, 03/15/2006 ......  $125,000  $ 102,500

Aerospace & Defense-- 3.17%
   BE Aerospace Inc., 8.00%,
   03/01/2008 ..........................  125,000     122,500
   Stellex Industries Inc., 9.50%,
    11/01/2007 .........................  125,000     107,813
                                                      230,313

Auto Manufacturers -- 1.75%
   Navistar International Corp.,
   8.00%,
    02/01/2008 .........................  125,000     127,188

Auto Parts & Equipment -- 1.21%
   Breed Technologies Inc., (144a),
    9.25%, 04/15/2008 ..................  100,000      88,000

Building Materials -- 1.62%
   International Utility Structures
   Inc.,
    10.75%, 02/01/2008 .................  125,000     117,500

Chemicals -- 3.14%
   Octel Developments Plc, (144a),
    10.00%, 05/01/2006 .................  125,000     130,934
   PCI Chemicals Canada Inc., 9.25%,
    10/15/2007 .........................  125,000      97,500
                                                      228,434

Commercial Services -- 5.20%
   Iron Mountain Inc., 8.75%,
   09/30/2009 ..........................  125,000     128,750
   KinderCare Learning Centers Inc.,
    9.50%, 02/15/2009 ..................  125,000     124,375
   Protection One Inc., (144a),
   8.125%,
    01/15/2009 .........................  125,000     125,000
                                                   ----------
                                                      378,125

Cosmetics & Personal Care -- 0.99%
   Revlon Worldwide Corp., Zero
   Coupon,
    03/15/2001 .........................  125,000      71,875

Diversified Financial Services --
4.57% ContiFinancial Corp.
    7.50%, 03/15/2002 ..................   50,000      35,954
    8.125%, 04/01/2008 .................   75,000      52,500
   DVI Inc., 9.875%, 02/01/2004 ........  125,000     120,000
   Polymer Group Inc., 9.00%,
    07/01/2007 .........................  125,000     123,750
                                                   ----------
                                                      332,204

Entertainment -- 3.48%
   Park Place Entertainment Corp.,
   (144a),
    7.875%, 12/15/2005 .................  125,000     125,000
   Sun International Hotels Ltd.,
   8.625%,
    12/15/2007 .........................  125,000     128,125
                                                   ----------
                                                      253,125



                                        Principal      Market
                                           Amount       Value
                                           ------       -----
Corporate Bonds (continued)

Environmental Control -- 1.74%
   Allied Waste North America,
   (144a),
    7.875%, 01/01/2009 ................. $125,000  $  126,719

Food -- 5.16%
   Ameriserve Food Distribution
   Inc.,
    10.125%, 07/15/2007 ................  125,000     111,875
   Jitney-Jungle Stores of America
   Inc.,
    12.00%, 03/01/2006 .................  125,000     138,750
   SC International Services Inc.,
   9.25%,
    09/01/2007 .........................  125,000     125,000
                                                   ----------
                                                      375,625

Health Care -- 6.66%
   Dade International Inc., 11.125%,
    05/01/2006 .........................  125,000     137,500
   Kinetic Concepts Inc., 9.625%,
    11/01/2007 .........................  125,000     119,688
   Prime Medical Services Inc.,
   8.75%,
    04/01/2008 .........................  125,000     117,500
   Universal Hospital Services
   Inc.,
    10.25%, 03/01/2008 .................  125,000     109,844
                                                   ----------
                                                      484,532


Holding Companies-Diversified --
1.62%
   High Voltage Engineering Corp.,
    10.50%, 08/15/2004 .................  125,000     118,125

Household Products -- 3.32%
   Ekco Group Inc., 9.25%,
   04/01/2006 ..........................  125,000     125,000
   Indesco International Inc.,
   9.75%,
    04/15/2008 .........................  125,000     116,563
                                                   ----------
                                                      241,563

Lodging -- 1.67%
   HMH Properties Inc., 7.875%,
    08/01/2008 .........................  125,000     121,719

Manufacturing -- 3.33%
   Axiohm Transaction Solutions,
   9.75%
    10/01/2007 .........................  125,000     118,125
   Furon Co., 8.125%, 03/01/2008 .......  125,000     123,750
                                                   ----------
                                                      241,875

Media -- 13.61%
   Adelphia Communications Corp.,
    9.50%, 02/15/2004 ..................  100,000     105,500
   Century Communications Corp.,
    8.375%, 12/15/2007 .................  125,000     133,750
   CSC Holdings Inc., 9.25%,
    11/01/2005 .........................  125,000     134,375
   Falcon Holding Group L.P.,
   8.375%,
    04/15/2010 .........................  125,000     125,625
   Hollinger International
   Publishing Inc.,
    9.25%, 03/15/2007 ..................  125,000     131,250

                     See notes to the financial statements.

                  SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES

                                        Principal      Market
                                           Amount       Value
                                           ------       -----
Corporate Bonds (continued)

Media (continued)
   Mediacom LLC / Mediacom Capital
   Corp.,
    (144a), 8.50%, 04/15/2008 .......... $125,000 $   127,969
   United International Holdings
   Inc., (Step-Up Bond), 10.75%,
    02/15/2008(b) ......................  200,000     106,000
   World Color Press Inc., (144a),
   8.375%,
    11/15/2008 .........................  125,000     125,000
                                                   ----------
                                                      989,469

Metals & Mining -- 1.71%
   AEI Holding Co., (144a), 10.50%,
    12/15/2005 .........................  125,000     124,688

Oil & Gas Producers -- 2.88%
   Canadian Forest Oil Ltd., 8.75%,
    09/15/2007 .........................  100,000      94,000
   Clark Refining & Marketing Inc.,
    8.875%, 11/15/2007 .................  125,000     115,781
                                                   ----------
                                                      209,781

Packaging & Containers -- 5.28%
   Ball Corp., (144a), 7.75%,
   08/01/2006 ..........................  125,000     131,250
   Delta Beverage Group Inc.,
   9.75%,
    12/15/2003 .........................  125,000     130,312
   Packaged Ice Inc., 9.75%,
   02/01/2005 ..........................  125,000     122,813
                                                   ----------
                                                      384,375

Pharmaceuticals -- 1.69%
   NBTY Inc., 8.625%, 09/15/2007 .......  125,000     122,656

Real Estate -- 2.91%
   Forest City Enterprises Inc.,
   8.50%,
    03/15/2008 .........................  125,000     125,000
   Vencor Operating Inc., 9.875%,
    05/01/2005 .........................  100,000      86,750
                                                   ----------
                                                      211,750

Retail -- 3.47%
   Cole National Group Inc., 8.625%,
    08/15/2007 .........................  125,000
                                                      122,500
   Leslie's Poolmart Inc., 10.375%,
      07/15/2004 .......................  125,000     129,688
                                                   ----------
                                                      252,188




                                        Principal      Market
                                           Amount       Value
                                           ------       -----
Corporate Bonds (continued)

Telecommunications -- 6.79%
   Centennial Cellular Operating
   Co. LLC,
    (144a), 10.75%, 12/15/2008 ......... $125,000 $   125,938
   MetroNet Communications Corp.,
   (Step-
    Up Bond), 9.95%, 06/15/2008 (b) ....  200,000     120,000
   Nextel Communications, Inc.,
   (Step-Up
    Bond), 9.75%, 10/31/2007 (b) .......  200,000     122,000
   NTL Inc., (Step-Up Bond),
   11.50%,
    02/01/2006 (b) .....................  150,000     126,000
                                                   ----------
                                                      493,938

Tobacco -- 1.38%
   North Atlantic Trading Inc.,
   11.00%,
    06/15/2004 .........................  100,000     100,500

Transportation -- 2.79%
   Atlantic Express Transportation
   Corp.,
    10.75%, 02/01/2004 .................  100,000     101,500
   Enterprises Shipholding Corp.,
   8.875%,
    05/01/2008 .........................  125,000     101,761
                                                   ----------
                                                      203,261
                                                   ----------

     Total Corporate Bonds
       (cost $7,034,504) ...............            6,732,028
                                                   ----------

Short Term Investments -- 7.45%

Money Market Fund  -- 0.01%
   SSgA Money Market Fund, 4.85% (a) ...      763         763

Repurchase Agreement -- 7.44%
   Repurchase Agreement with State
   Street
    Bank, 4.85%, (Collateralized by
    $515,000 U.S. Treasury Note,
    6.25%,
    due 02/15/2003, market value
    $556,844), acquired on
    12/31/1998, due
    01/04/1999 .........................  541,000     541,000
                                                   ----------

     Total Short Term Investments
       (cost $541,763) .................              541,763
                                                   ----------

Total Investments -- 100%
   (cost $7,576,267) ...................           $7,273,791
                                                   ==========

--------------------------------------------------------------------------------
(a) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(b) Denoted deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.

                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL U.S. Government & Quality Bond Series



Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $  77,504,553
                                          ================

Investments in securities, at value ....... $  78,837,893
Receivables:
   Interest ...............................       544,371
   Fund shares sold .......................       101,370
   Reimbursement from Adviser .............         1,909
Collateral for securities loaned ..........    13,948,893
                                          ----------------
Total assets ..............................    93,434,436
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............        37,279
   Fund shares redeemed ...................         5,165
   Investment securities purchased ........    15,638,922
Return of collateral for securities
loaned ....................................    13,948,893
Other liabilities .........................        19,563
                                          ----------------
Total liabilities .........................    29,649,822
                                          ================
Net assets ................................ $  63,784,614
                                          ================

Net assets consist of:
Paid-in capital ........................... $  62,427,321
Undistributed net investment income .......             -
Accumulated net realized gain
   on investments .........................        23,953
Net unrealized appreciation on
investments ...............................     1,333,340
                                          ----------------
Net assets ................................ $  63,784,614
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......     5,720,915
                                          ================

Net asset value, offering and
redemption price per share.................         11.15
                                          ================



Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Interest ............................... $   2,718,271
                                           ---------------

Expenses
   Investment advisory fees ...............       287,473
   Custodian fees .........................        18,817
   Portfolio accounting fees ..............        24,044
   Professional fees ......................        13,481
   Other ..................................         9,323
                                           ---------------
Total operating expenses                          353,138
Less:
   Reimbursement from Adviser .............        (4,063)
                                           ---------------
Net operating expenses before
   interest expense .......................       349,075
   Interest expense .......................       178,388
                                           ---------------
Net expenses ..............................       527,463
                                           ---------------
Net investment income .....................     2,190,808
                                           ---------------

Realized and unrealized gains
Net realized gain on investments ..........       773,031
Net change in unrealized appreciation
   on investments .........................       644,456
                                           ---------------
Net realized and unrealized gains .........     1,417,487
                                           ---------------

Net increase in net assets
   from operations ........................ $   3,608,295
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL U.S. Government & Quality Bond Series

Statements of Changes in Net Assets




                                                                                        Year ended December 31,
                                                                                    ----------------------------------
                                                                                         1998              1997
                                                                                    ----------------  ----------------

Operations:
  Net investment income ......................................................      $     2,190,808   $     1,013,295
  Net realized gain on investments ...........................................              773,031            13,329
  Net change in unrealized appreciation on investments .......................              644,456           639,103
                                                                                    ----------------  ----------------
                                                                                    ----------------  ----------------
Net increase in net assets from operations ...................................            3,608,295         1,665,727
                                                                                    ----------------  ----------------

Distributions to shareholders:
  From net investment income .................................................           (2,196,524)         (965,070)
  From net realized gains on investment transactions .........................             (771,611)          (43,260)
                                                                                    ----------------  ----------------
Total distributions to shareholders ..........................................           (2,968,135)       (1,008,330)
                                                                                    ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ...........................................           51,208,295        18,344,542
  Reinvestment of distributions ..............................................            2,968,135           986,266
  Cost of shares redeemed ....................................................          (16,420,509)       (4,431,412)
                                                                                    ----------------  ----------------
Net increase in net assets from share transactions ...........................           37,755,921        14,899,396
                                                                                    ----------------  ----------------

Net increase in net assets ...................................................           38,396,081        15,556,793

Net assets beginning of period ...............................................           25,388,533         9,831,740
                                                                                    ----------------  ----------------

Net assets end of period .....................................................      $    63,784,614   $    25,388,533
                                                                                    ================  ================

Undistributed net investment income ..........................................      $             -   $         5,716
                                                                                    ================  ================


                     See notes to the financial statements.

JNL Series Trust
Salomon Brothers/JNL U.S. Government & Quality Bond Series

Financial Highlights



                                                                                                        Period from     Period from
                                                                                                          April 1,        May 15,
                                                                           Year ended December 31,        1996 to        1995* to
                                                                        ------------------------------- December 31,     March 31,
                                                                             1998            1997           1996           1996
                                                                        --------------- ------------------------------ -------------
Selected Per Share Data

Net asset value, beginning of period ..............................     $      10.69    $      10.20    $     10.09    $      10.00
                                                                        --------------- --------------- -------------- -------------
Income from operations:
  Net investment income ...........................................             0.41            0.44           0.24            0.45
  Net realized and unrealized gains on investments ................             0.60            0.49           0.24            0.02
                                                                        --------------- --------------- -------------- -------------
Total income from operations ......................................             1.01            0.93           0.48            0.47
                                                                        --------------- --------------- -------------- -------------

Less distributions:
  From net investment income ......................................            (0.41)          (0.42)         (0.34)          (0.34)
  From net realized gains on investment transactions ..............            (0.14)          (0.02)         (0.03)          (0.04)
                                                                        --------------- --------------- -------------- -------------
Total distributions ...............................................            (0.55)          (0.44)         (0.37)          (0.38)
                                                                        --------------- --------------- -------------- -------------
Net increase ......................................................             0.46            0.49           0.11            0.09
                                                                        --------------- --------------- -------------- -------------

Net asset value, end of period ....................................     $      11.15    $      10.69    $     10.20           10.09
                                                                        =============== =============== ============== =============

Total Return (a) ..................................................             9.40%           9.16%          4.82%           4.65%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ........................     $     63,785    $     25,389   $      9,832    $      3,007
  Ratio of net operating expenses to average net assets (b) (c) ...             0.85%           0.85%          0.84%           0.84%
  Ratio of net expenses to average net assets (c) .................             1.28%           0.94%             -               -
  Ratio of net investment income to average net assets (b) (c) ....             5.33%           5.99%          5.72%           5.41%
  Portfolio turnover ..............................................           429.70%         378.59%        218.50%         253.37%

Ratio information assuming no expense reimbursement or
   fees paid indirectly:
   Ratio of net operating expenses to average net assets (b) ......             0.86%           0.96%          1.37%           2.53%
   Ratio of net investment income to average net assets (b) .......             5.32%           5.88%          5.19%           3.72%

------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996, and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                         Principal          Market
                                            Amount           Value
                                            ------           -----
Corporate Bonds -  0.90%

Banks - 0.17%
     US Bank NA, 5.70%, 12/15/2008 .    $  140,000         138,597

Oil & Gas Producers -  0.73%
   Occidental Petroleum Corp.,
   9.25%,
    08/01/2019 (c) .................
                                           500,000         574,080
                                                         -----------

     Total Corporate Bonds
      (cost $721,507) ..............                       712,677
                                                         -----------

U.S. Government Securities - 79.13%

U.S. Government Agencies - 48.02%
   Federal Home Loan Bank
    5.94%, 06/13/2000 (c) ..........       300,000         303,936
    5.80%, 09/02/2008 ..............     3,500,000       3,622,500
   Federal Home Loan Mortgage Corp.
    6.00%, 09/01/2010 (c) ..........         3,350           3,371
    11.75%, 01/01/2011 (c) .........         3,765           4,226
    7.00%, 07/01/2011 (c) ..........        96,834          98,892
    6.50%, 08/01/2013 ..............       474,293         481,256
    10.00%, 03/01/2016 .............     1,300,000       1,413,750
    8.25%, 04/01/2017 (c) ..........       287,326         301,031
    10.50%, 06/01/2020 (c) .........       675,962         748,905
    8.00%, 07/01/2020 (c) ..........       912,021         955,989
    6.247%, 03/17/2021 .............       760,000         784,700
    8.50%, 03/15/2024 (c) ..........     1,750,000       1,862,578
    6.00%, 11/01/2028 ..............     4,536,629       4,481,327
    6.00%, TBA (a) .................     4,000,000       3,951,240
   Federal National Mortgage
   Association
    14.50%, 11/01/2014 (c) .........         5,077           6,140
    12.50%, 09/01/2015 (c) .........        16,560          19,375
    13.00%, 11/01/2015 (c) .........        15,917          18,648
    12.00%, 01/01/2016 (c) .........       454,115         514,153
    12.00%, 01/01/2016 (c) .........        14,743          17,236
    12.50%, 01/15/2016 (c) .........       236,274         276,441
    11.50%, 04/01/2019 (c) .........         4,843           5,415
    10.50%, 08/01/2020 (c) .........        92,868         101,574
    6.50%, 03/01/2026 (c) ..........       334,626         336,925
    7.00%, 05/01/2026 (c) ..........       244,161         249,120
    9.00%, 08/01/2026 ..............       413,906         437,835
    6.975%, 12/28/2028 .............     1,735,170       1,752,522
    6.527%, 05/25/2030 (c) .........     2,100,000       2,178,750
    6.00%, TBA (a) .................     5,500,000       5,427,785
    6.50%, TBA (a) .................     4,100,000       4,126,896
    7.00%, TBA (a) .................     2,100,000       2,142,000
   Government National Mortgage
   Association
    13.50%, 07/15/2010 (c) .........       153,833         177,576
    8.50%, 01/15/2018 (c) ..........       200,487         214,032
   Student Loan Marketing
   Association,
    7.50%, 03/08/2000 (c) ..........       400,000         411,376



                                         Principal          Market
                                            Amount           Value
                                            ------           -----
U.S. Government Securities
(continued)

U.S. Government Agencies (continued)
   VENDEE Mortgage Trust, 7.25%,
     10/15/2010 (c) ................    $  436,400      $  436,670
                                                         -----------
                                                         37,864,170
U.S. Treasury Bonds - 7.26%
   U.S. Treasury Bonds
      6.625%, 02/15/2027 (c) .......     2,350,000       2,779,603
      6.375%, 08/15/2027 (d) .......     1,000,000       1,149,370
      5.25%, 11/15/2028 ............     1,750,000       1,791,563
                                                         -----------
                                                         5,720,536
U.S. Treasury Notes - 23.85%
   U.S. Treasury Notes
    6.50%, 05/31/2001 (c) ..........       100,000         104,172
    6.25%, 08/31/2002 (c) ..........       100,000         105,109
    5.375%, 06/30/2003 (d) .........     2,500,000       2,572,650
    6.625%, 05/15/2007 (d) .........     2,150,000       2,417,740
    6.125%, 08/15/2007 (d) .........       350,000         382,267
    5.50%, 02/15/2008 (c) ..........     1,000,000       1,059,690
    5.625%, 05/15/2008 (d) .........    10,450,000      11,150,464
    4.75%,11/15/2008 (d) ...........     1,000,000       1,007,810
                                                         -----------
                                                        18,799,902
                                                         -----------
     Total U.S. Government
     Securities
      (cost $61,042,438) ...........                    62,384,608
                                                         -----------

Short Term Investments - 19.97%

Food -  3.81%
   Safeway Inc., 6.00%,  01/06/1999      3,000,000       2,997,500

Money Market Fund - 0.00%
   SSgA Money Market Fund, 4.85%,
   (b) .............................           108             108

Repurchase Agreements - 16.16%
   Repurchase agreement with State
   Street Bank, 4.85%, (Collateralized
   by  $5,890,000 U.S. Treasury Note
   6.25%, due 02/15/2003, market
   value $6,368,563), acquired on
   12/31/1998, due 01/04/1999 ......     6,243,000       6,243,000
   Repurchase agreement with Swiss
   Bank, 4.75%, (Collateralized by
   $5,463,000 U.S. Treasury Note 7.25%,
   due 05/15/2016 market value
   $6,630,716), acquired on 12/31/1998,
   due 01/04/1999 ..................     6,500,000       6,500,000
                                                         -----------
                                                        12,743,000
                                                         -----------

     Total Short Term Investments
      (cost $15,740,608) ...........                     15,740,608
                                                         -----------

Total Investments -- 100%
   (cost $77,504,553) ..............                     $78,837,893
                                                         ===========


--------------------------------------------------------------------------------
(a)  Investment purchased on a when-issued basis.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the yield quoted as of December 31, 1998.
(c) Security pledged as collateral for investments purchased on a when-issued basis.
(d)  All or a portion of this security has been loaned.

                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL Established Growth Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $ 172,883,313
                                          ================

Investments in securities, at value ....... $ 218,341,838
Foreign currency ..........................         9,014
Receivables:
   Dividends and interest .................       146,489
   Forward foreign currency
      exchange contracts ..................           374
   Foreign taxes recoverable ..............         7,943
   Fund shares sold .......................       194,991
   Investment securities sold .............       875,343
Collateral for securities loaned ..........    15,465,947
                                          ----------------
Total assets ..............................   235,041,939
                                          ----------------

Liabilities
Payables:
   Investment advisory fees ...............       145,219
   Fund shares redeemed ...................        69,799
   Investment securities purchased ........     2,721,724
Return of collateral for securities
loaned ....................................    15,465,947
Other liabilities .........................        40,021
                                          ----------------
Total liabilities .........................    18,442,710
                                          ================
Net assets ................................ $ 216,599,229
                                          ================

Net assets consist of:
Paid-in capital ........................... $ 166,906,385
Undistributed net investment loss .........        (7,235)
Accumulated net realized gain on
investments and foreign currency
   related items ..... ....................     4,241,358
Net unrealized appreciation on:
   Investments ............................    45,458,525
   Foreign currency related items .........           196
                                          ================
Net assets ................................ $ 216,599,229
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......    11,364,852
                                          ================
Net asset value, offering and
redemption price per share ................ $       19.06
                                          ================




Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends .............................. $   1,766,201
   Interest ...............................       522,999
   Foreign tax withholding ................       (47,760)
                                          ----------------
Total investment income ...................     2,241,440
                                          ----------------

Expenses
   Investment advisory fees ...............     1,427,655
   Custodian fees .........................        54,991
   Portfolio accounting fees ..............        24,408
   Professional fees ......................        47,865
   Other ..................................        46,561
                                          ----------------
Total operating expenses ..................     1,601,480
Less:
   Reimbursement from Adviser .............             -
                                          ----------------
Net expenses ..............................     1,601,480
                                          ----------------
Net investment income .....................       639,960
                                          ----------------

Realized and unrealized gains (losses)
Net realized gain (loss) on:
   Investments ............................    12,647,433
   Foreign currency related items .........       (77,630)
Net change in unrealized appreciation on:
   Investments ............................    27,869,207
   Foreign currency related items .........           925
                                          ----------------
Net realized and unrealized gains .........    40,439,935
                                          ----------------

Net increase in net assets
   from operations ........................ $  41,079,895
                                          ================


                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL Established Growth Series

Statements of Changes in Net Assets


                                                                                      Year ended December 31,
                                                                                  ----------------------------------
                                                                                       1998              1997
                                                                                  ----------------  ----------------

Operations:
  Net investment income ........................................................  $       639,960    $      334,356
  Net realized gain (loss) on:
    Investments ................................................................       12,647,433         5,371,177
    Foreign currency related items .............................................          (77,630)          (22,021)
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................       27,869,207        13,594,661
    Foreign currency related items .............................................              925              (785)
                                                                                  ----------------  ----------------
Net increase in net assets from operations .....................................       41,079,895        19,277,388
                                                                                  ----------------  ----------------

Distributions to shareholders:
  From net investment income ...................................................         (627,111)         (250,893)
  From net realized gains on investment transactions ...........................       (9,129,666)       (4,612,029)
                                                                                  ----------------  ----------------
Total distributions to shareholders ............................................       (9,756,777)       (4,862,922)
                                                                                  ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares .............................................       88,065,942        84,604,291
  Reinvestment of distributions ................................................        9,756,777         4,813,632
  Cost of shares redeemed ......................................................      (36,568,552)      (12,101,386)
                                                                                  ----------------  ----------------
Net increase in net assets from share transactions .............................       61,254,167        77,316,537
                                                                                  ----------------  ----------------

Net increase in net assets .....................................................       92,577,285        91,731,003

Net assets beginning of period .................................................      124,021,944        32,290,941
                                                                                  ----------------  ----------------

Net assets end of period .......................................................  $   216,599,229   $   124,021,944
                                                                                  ================  ================

Undistributed net investment income (loss) .....................................  $        (7,235)  $        57,546
                                                                                  ================  ================


                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL Established Growth Series

Financial Highlights


                                                                                                     Period from     Period from
                                                                                                       April 1,        May 15,
                                                                       Year ended December 31,         1996 to         1995* to
                                                                    -------------------------------  December 31,     March 31,
                                                                         1998            1997            1996            1996
                                                                    ------------------------------- --------------- ---------------
Selected Per Share Data

Net asset value, beginning of period .............................. $      15.62     $     12.56     $     11.36     $     10.00
                                                                    ---------------- --------------- --------------- ---------------
Income from operations:
  Net investment income ...........................................         0.05            0.06            0.03            0.07
  Net realized and unrealized gains on investments and
    foreign currency related items ................................         4.29            3.64            1.81            2.68
                                                                    ---------------- --------------- --------------- ---------------
Total income from operations ......................................         4.34            3.70            1.84            2.75
                                                                    ---------------- --------------- --------------- ---------------

Less distributions:
  From net investment income ......................................        (0.06)          (0.03)          (0.04)          (0.06)
  From net realized gains on investment transactions ..............        (0.84)          (0.61)          (0.09)          (1.33)
  Return of capital ...............................................            -               -           (0.51)              -
                                                                    ---------------- --------------- --------------- ---------------
Total distributions ...............................................        (0.90)          (0.64)          (0.64)          (1.39)
                                                                    ---------------- --------------- --------------- ---------------
Net increase ......................................................         3.44            3.06            1.20            1.36
                                                                    ---------------- --------------- --------------- ---------------

Net asset value, end of period .................................... $       19.06    $      15.62    $      12.56    $      11.36
                                                                    ================ =============== =============== ===============

Total Return (a) ..................................................         27.78%          29.47%          16.12%          28.23%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ........................ $    216,599     $    124,022    $     32,291    $      8,772
  Ratio of net operating expenses to average net assets (b) (c) ...         0.95%            0.98%           1.00%           1.00%
  Ratio of net investment income to average net assets (b) (c) ....         0.38%            0.43%           0.59%           0.75%
  Portfolio turnover ..............................................        54.93%           47.06%          36.41%         101.13%


Ratio information assuming no expense reimbursement or
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) .......         0.95%           0.98%           1.11%           2.09%
  Ratio of net investment income (loss) to average net assets (b) .         0.38%           0.43%           0.48%          (0.34)%

----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 94.26%

Canada - 1.01%
Insurance - 1.01%
   Fairfax Financial Holdings
   Ltd.(144a)(a) ...................     4,700 $ 1,660,451
   Fairfax Financial Holdings            1,600     536,997
   (144a) (a) ......................
                                                 -----------

     Total Canada ..................             2,197,448

Germany - 0.34%
Pharmaceuticals - 0.34%
   Gehe AG .........................    10,900     752,130

Hong Kong - 0.86%
Banks - 0.24%
   HSBC Holdings Plc ...............    21,000     529,906

Holding Companies - Diversified -
0.62%
   Hutchison Whampoa Ltd. ..........   191,100   1,344,281
                                                 -----------

     Total Hong Kong ...............             1,874,187

Italy - 0.54%
Telecommunications - 0.54%
   Telecom Italia SPA ..............   138,900   1,184,487

Mexico - 0.25%
Forest Products & Paper - 0.25%
   Kimberly-Clark de Mexico SA .....   172,300     549,579

Netherlands - 1.96%
Computers - 0.41%
   Getronics NV ....................    18,068     894,408

Food - 0.23%
   Koninklijke Ahold NV ............    13,800     509,778

Media - 1.32%
   Verenigde Nederlandse
      Utgeversbedrijven ............    42,100   1,586,565
   Wolters Kluwer NV ...............     6,100   1,304,615
                                                 -----------
                                                 2,891,180
                                                 -----------

     Total Netherlands .............             4,295,366

Switzerland - 1.27%
Banks - 0.28%
   UBS AG (a) ......................     2,000     614,399

Pharmaceuticals - 0.99%
   Novartis ........................       853   1,676,567
   Roche Holding AG ................        40     488,025
                                                 -----------
                                                 2,164,592
                                                 -----------

     Total Switzerland .............             2,778,991





                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

United Kingdom - 2.18%
Commercial Services - 0.54%
   Rentokil Initial Plc ............   155,800  $1,177,754

Holding Companies - Diversified -
1.14%
   Tomkins Plc .....................   521,900   2,479,870

Pharmaceuticals - 0.50%
   Zeneca Group Plc ................    25,200   1,097,764
                                                 -----------

     Total United Kingdom ..........             4,755,388

United States - 85.85%
Advertising - 0.94%
   Omnicom Group Inc. ..............    35,100   2,035,800

Aerospace & Defense - 1.16%
   AlliedSignal Inc. ...............    57,000   2,525,812

Banks - 5.66%
   Bank of New York Co. Inc. .......    57,800   2,326,450
   BankAmerica Corp. ...............    33,049   1,987,071
   First Union Corp. ...............    37,900   2,304,794
   Mellon Bank Corp. ...............    11,300     776,875
   Toronto-Dominion Bank ...........    16,200     571,050
   Wells Fargo Co. .................   109,900   4,389,131
                                                 -----------
                                                 12,355,371

Beverages - 1.48%
   Coca-Cola Co. ...................    14,200     949,625
   PepsiCo Inc. ....................    56,000   2,292,500
                                                 -----------
                                                 3,242,125

Biotechnology - 1.49%
   Biogen Inc. (a) .................    18,700   1,552,100
   Genentech Inc. (a) ..............    21,300   1,697,344
                                                 -----------
                                                 3,249,444

Building Materials - 0.78%
   Masco Corp. .....................    58,300   1,676,124

Commercial Services - 1.18%
   Cendant Corp. ...................    35,700     680,531
   Gartner Group Inc. (a) (c) ......    44,000     935,000
   McKesson Corp. (c) ..............    12,200     964,563
                                                 -----------
                                                 2,580,094

Computers - 3.56%
   Ascend Communications Inc. (a)
   (c) .............................    18,000   1,183,500
   Cisco Systems Inc. (a) ..........    24,100   2,236,780
   Dell Computer Corp (a) ..........    17,900   1,310,055
   EMC Corp. (c) ...................    20,700   1,759,500
   Hewlett-Packard Co. .............    18,800   1,284,275
                                                 -----------
                                                 7,774,110

                     See notes to the financial statements.

                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

United States (continued)
Cosmetics & Personal Care - 1.68%
   Gillette Co. ....................    16,600      $801,988
   Kimberly-Clark Corp. ............    35,600     1,940,200
   Procter & Gamble Co. ............    10,200       931,388
                                                 -------------
                                                   3,673,576

Diversified Financial Services -
7.03%
   Associates First Capital Corp. ..    39,400     1,669,575
   Citigroup Inc. ..................    65,650     3,249,675
   Federal Home Loan Mortgage Corp.    103,000     6,637,063
   Federal National Mortgage
   Association .....................    41,600     3,078,400
   Morgan Stanley Dean Witter & Co.     10,100       717,100
                                                 -------------
                                                  15,351,813

Electronics - 1.02%
   Maxim Integrated Products Inc.
   (a) (c) .........................    51,000     2,228,063

Entertainment - 0.37%
   Mirage Resorts Inc. (a) (c) .....    54,100       808,118

Environmental Control - 1.28%
   Waste Management Inc ............    60,000     2,797,500

Food - 2.07%
   Safeway Inc. (a) ................    53,400     3,254,063
   Sara Lee Corp. ..................    44,600     1,257,163
                                                 -------------
                                                   4,511,226

Healthcare - 2.59%
   Guidant Corp.....................     7,300       804,825
   HEALTHSOUTH Corp. (a) (c) .......    65,600     1,012,700
   Johnson & Johnson Co. ...........    20,200     1,694,275
   United HealthCare Corp. .........    49,700     2,140,206
                                                 -------------
                                                   5,652,006

Diversified Holding Companies -
1.19%
   Berkshire Hathaway Inc. (a) (c) .        37     2,590,000

Household Products - 0.27%
   Newell Co. (c) ..................     6,100       251,624
   Unilever NV-- NYS ...............     4,100       340,043
                                                 -------------
                                                     591,667

Insurance - 5.71%
   ACE Ltd. ........................    69,800     2,403,737
   Aetna Inc. ......................    14,600     1,147,925
   AMBAC Financial Group Inc. ......    18,100     1,089,394
   Exel Limited ....................    10,600       795,000
   Mutual Risk Management Ltd. (c) .    47,300     1,850,612
   PartnerRe Ltd. ..................    48,300     2,209,725
   Travelers Property Casualty
   Corp. ...........................    18,400       570,400
   UNUM Corp. ......................    41,300     2,410,888
                                                 -------------
                                                  12,477,681




                                                      Market
                                        Shares         Value
                                        ------         -----
Common Stocks (continued)

United States (continued)
Leisure Time - 0.78%
   Carnival Corp. ..................    19,600    $  940,800
   Hasbro Inc. .....................    21,100       762,238
                                                 -------------
                                                   1,703,038

Lodging - 0.57%
   Starwood Hotels & Resorts (a) ...    55,300     1,254,619

Manufacturing - 6.35%
   Corning Inc. ....................     3,800       171,000
   Danaher Corp. ...................    54,900     2,981,756
   General Electric Co. ............    52,100     5,317,456
   Teleflex Inc. ...................    31,800     1,450,874
   Tyco International Ltd. .........    52,262     3,942,515
                                                 -------------
                                                  13,863,601

Media - 4.72%
   CBS Corp. (a) ...................    67,000     2,194,250
   Clear Channel Communications
   Inc. ............................    19,900     1,084,550
   Cox Communications Inc. (a) (c) .    14,700     1,016,138
   Fox Entertainment Group (a) .....    67,300     1,695,119
   Infinity Broadcasting Corp. "A"
   (a) .............................    41,000     1,122,375
   Jacor Communications Inc. (a)
   (c) .............................     1,800       115,875
   Time Warner Inc. ................    16,800     1,042,650
   Tribune Co. .....................    22,100     1,458,600
   Walt Disney Co. .................    19,000       570,000
                                                 -------------
                                                  10,299,557

Oil & Gas Producers - 3.13%
   Chevron Corp. ...................    16,600     1,376,763
   Halliburton Co. .................    32,400       959,850
   Mobil Co. .......................    22,500     1,960,313
   Royal Dutch Petroleum Co. - NYS .    53,000     2,537,375
                                                 -------------
                                                   6,834,301

Pharmaceuticals - 7.57%
   American Home Products Corp. ....    25,400     1,430,338
   Bristol-Myers Squibb Co. ........    23,300     3,117,831
   Eli Lilly & Co. .................    27,100     2,408,513
   Merck & Co. Inc. ................    20,900     3,086,669
    Pfizer Inc. ....................    23,100     2,897,606
    Schering-Plough Corp. ..........    21,000     1,160,250
    Warner-Lambert Co. .............    32,400     2,436,075
                                                 -------------
                                                  16,537,282

Real Estate - 0.92%
   Crescent Real Estate Equities
   Co. .............................    40,300       926,900
   Security Capital U.S. Realty (a)    108,800     1,077,120
                                                 -------------
                                                   2,004,020

Retail - 5.03%
   CVS Corp. .......................    18,972     1,043,460
   Fred Meyer Inc. (a) .............    30,100     1,813,525
   Home Depot Inc. .................    34,900     2,135,444

                     See notes to the financial statements.

                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                                                      Market
                                        Shares         Value
                                        ------         -----
Common Stocks (continued)

United States (continued)
Retail (continued)
   McDonald's Corp. ................    11,900     $ 911,838
   Rite Aid Corp. (c) ..............    21,800     1,080,463
   Saks Incorporated (a) ...........    43,500     1,372,969
   TAG Heuer International SA - ADR
   (c) .............................    64,500       459,563
   Wal-Mart Stores Inc. ............    26,700     2,174,381
                                                 -------------
                                                  10,991,643

Semiconductors - 1.77%
   Intel Corp. .....................    23,300     2,762,506
   Texas Instruments Inc. ..........     9,600       821,400
   Xilinx Inc.(a) ..................     4,200       273,525
                                                 -------------
                                                   3,857,431

Software - 9.20%
   America Online Inc. (c) .........    10,200     1,476,450
   Automatic Data Processing .......    17,300     1,387,243
   BMC Software Inc. (a) ...........    52,000     2,317,250
   Computer Associates
   International Inc. ..............    17,800       758,725
   Compuware Corp (a) ..............    16,600     1,296,875
   HBO & Co. .......................    29,200       837,675
   Microsoft Corp (a) ..............    32,800     4,548,950
   Network Associates Inc. (a) (c) .    53,750     3,560,938
   Parametric Technology Corp (a) ..   106,100     1,737,388
   Platinum Technology Inc. (a) (c)     38,200       730,575
   Sterling Commerce Inc. (a) (c) ..    31,600     1,422,000
                                                 -------------
                                                  20,074,069

Telecommunications - 5.09%
   AirTouch Communications Inc. (a)     26,000     1,875,250
   GTE Corp. .......................    10,200       663,000
   MCI WorldCom Inc. (a) ...........    70,851     5,083,559
   Nokia Corp. - ADR ...............     6,000       722,625
   SBC Communications Inc. .........    24,800     1,329,900
   Telecomunicacoes Brasileiras SA
   (c) .............................    19,800     1,439,213
                                                 -------------
                                                  11,113,547

Tobacco - 1.26%
   Philip Morris Cos. Inc. .........    51,600     2,760,600
                                                 -------------

    Total United States ............             187,414,238
                                                 -------------

     Total Common Stocks
      (cost $160,343,289) ..........             205,801,814
                                                 -------------


                                     Principal        Market
                                        Amount         Value
                                        ------         -----

Short Term Investments - 5.74%

Banks - 1.46%
   Bayeriische Landesbank, 6.15%,
      01/04/1999 ...................$3,000,000 $   2,998,462
   Societe Generale, 5.73%,
   01/07/1999 ......................   200,000       199,996
                                                 -------------
                                                   3,198,458

Diversified Financial Services -
2.06%
    National Australia Funding,
   5.32%,  01/08/1999 .............. 3,000,000     2,996,897
   Repeat Offering Securitization,
   5.40%, 01/08/1999 ............... 1,500,000     1,498,425
                                                 -------------
                                                   4,495,322
Insurance - 0.61%
   Met Life Funding Inc., 5.25%,
      01/15/1999 ................... 1,330,000     1,327,285

Money Market Fund - 1.61%
   SSgA Money Market Fund, 4.85%
   (b) ............................. 3,518,959     3,518,959
                                                 -------------

     Total Short Term Investments
       (cost $12,540,024) ..........              12,540,024
                                                 -------------

Total Investments - 100%
   (cost $172,883,313) .............            $218,341,838
                                                ==============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.

                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL International Equity Investment Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost......... $  59,900,738
                                          ================

Investments in securities, at value........ $  70,434,559
Foreign currency...........................       336,255
Receivables:
   Dividends and interest..................        53,855
   Foreign taxes recoverable...............        77,296
   Fund shares sold........................       150,477
   Investment securities sold..............         3,364
Collateral for securities loaned ..........     3,996,200
                                          ----------------
Total assets...............................    75,052,006
                                          ----------------

Liabilities
Payables:
   Investment advisory fees................        65,197
   Fund shares redeemed....................        12,003
Return of collateral for securities
loaned ....................................     3,996,200
Other liabilities..........................        51,384
                                          ----------------
Total liabilities..........................     4,124,784
                                          ================
Net assets................................. $  70,927,222
                                          ================

Net assets consist of:
Paid-in capital............................ $  57,636,392
Undistributed net investment loss..........      (144,374)
Accumulated net realized gain on
   investments and foreign currency
   related items...........................     2,896,376
Net unrealized appreciation on:
   Investments.............................    10,533,821
   Foreign currency related items..........         5,007
                                          ----------------
Net assets................................. $  70,927,222
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized........     5,209,423
                                          ================

Net asset value, offering and
redemption price per share................. $       13.62
                                          ================




Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends...............................$    1,803,775
   Interest................................       171,091
   Foreign tax withholding.................      (195,604)
                                           ---------------
Total investment income....................     1,779,262
                                           ---------------

Expenses
   Investment advisory fees................       908,522
   Custodian fees..........................        87,337
   Portfolio accounting fees...............        42,361
   Professional fees.......................        23,078
   Other...................................        19,036
                                           ---------------
Total operating expenses...................     1,080,334
Less:
   Reimbursement from Adviser..............       (45,594)
                                           ---------------
Net expenses...............................     1,034,740
                                           ---------------
Net investment income......................       744,522
                                           ---------------

Realized and unrealized gains
Net realized gain on:
   Investments.............................     3,947,435
   Foreign currency related items..........        83,284
Net change in unrealized appreciation on:
   Investments.............................     5,679,438
   Foreign currency related items..........         6,966
                                           ---------------
Net realized and unrealized gains..........     9,717,123
                                           ---------------

Net increase in net assets
   from operations......................... $  10,461,645
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL International Equity Investment Series

Statements of Changes in Net Assets


                                                                                            Year ended December 31,
                                                                                        ----------------------------------
                                                                                             1998              1997
                                                                                        ----------------  ----------------

Operations:
  Net investment income ........................................................        $       744,522   $       502,649
  Net realized gain (loss) on:
    Investments ................................................................              3,947,435           513,591
    Foreign currency related items .............................................                 83,284           (43,913)
  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................              5,679,438          (279,483)
    Foreign currency related items .............................................                  6,966            (5,020)
                                                                                        ----------------  ----------------
Net increase in net assets from operations .....................................             10,461,645           687,824
                                                                                        ----------------  ----------------


Distributions to shareholders:
  From net investment income ...................................................             (1,015,335)         (531,066)
  From net realized gains on investment transactions ...........................                (83,404)       (1,459,893)
                                                                                        ----------------  ----------------
Total distributions to shareholders ............................................             (1,098,739)       (1,990,959)
                                                                                        ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares .............................................             19,304,333        38,069,689
  Reinvestment of distributions ................................................              1,098,739         1,367,879
  Cost of shares redeemed ......................................................            (37,523,404)       (7,654,114)
                                                                                        ----------------  ----------------
Net increase (decrease) in net assets from share transactions ..................            (17,120,332)       31,783,454
                                                                                        ----------------  ----------------

Net increase (decrease) in net assets ..........................................             (7,757,426)       30,480,319

Net assets beginning of period .................................................             78,684,648        48,204,329
                                                                                        ----------------  ----------------

Net assets end of period .......................................................        $    70,927,222   $    78,684,648
                                                                                        ================  ================

Undistributed net investment loss ..............................................        $      (144,374)  $       (69,263)
                                                                                        ================  ================


                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL International Equity Investment Series


Financial Highlights


                                                                                                      Period from     Period from
                                                                                                        April 1,        May 15,
                                                                        Year ended December 31,         1996 to         1995* to
                                                                     -------------------------------  December 31,     March 31,
                                                                          1998            1997            1996            1996
                                                                     ------------------------------- --------------- ---------------
Selected Per Share Data

Net asset value, beginning of period...............................  $     12.09     $     12.08     $     11.25     $     10.00
                                                                     --------------- --------------- --------------- ---------------
Income from operations:
  Net investment income ...........................................         0.16            0.09            0.06            0.04
  Net realized and unrealized gains on investments and
    foreign currency related items.................................         1.58            0.23            0.90            1.21
                                                                     --------------- --------------- --------------- ---------------
Total income from operations.......................................         1.74            0.32            0.96            1.25
                                                                     --------------- --------------- --------------- ---------------

Less distributions:
  From net investment income.......................................        (0.19)          (0.08)          (0.12)              -
  From net realized gains on investment transactions...............        (0.02)          (0.23)          (0.01)              -
                                                                     --------------- --------------- --------------- ---------------
  Total distributions..............................................        (0.21)          (0.31)          (0.13)              -
                                                                     --------------- --------------- --------------- ---------------
  Net increase.....................................................         1.53            0.01            0.83            1.25
                                                                     --------------- --------------- --------------- ---------------

Net asset value, end of period.....................................  $     13.62     $     12.09     $     12.08     $     11.25
                                                                     =============== =============== =============== ===============

Total Return (a)...................................................        14.43%           2.65%           8.54%          12.50%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands).........................  $    70,927     $    78,685     $    48,204     $    24,211
  Ratio of net operating expenses to average net assets (b) (c)....         1.23%           1.24%           1.25%           1.25%
  Ratio of net investment income to average net assets (b) (c).....         0.88%           0.74%           1.09%           0.78%
  Portfolio turnover...............................................        16.39%          18.81%           5.93%          16.45%


Ratio information assuming no expense reimbursement or
  fees paid indirectly:
  Ratio of net operating expenses to average net assets (b)........         1.28%           1.32%           1.29%           2.14%
  Ratio of net investment income to average net assets (b).........         0.83%           0.66%           1.05%         (0.11)%

------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks - 94.43%

Australia - 2.04%
Banks - 0.46%
   Commonwealth Bank of Australia ..    12,173   $ 172,782
   National Australia Bank Ltd. ....         8         121
   Westpac Banking Corp. Ltd. ......    22,542     150,842
                                                 -----------
                                                   323,745

Commercial Services - 0.17%
   Brambles Industries Ltd. ........     5,000     121,791

Diversified Financial Services -
0.29%
   Colonial Ltd. ...................    31,500     108,095
   Lend Lease Corp. Ltd. ...........     7,028      94,746
                                                 -----------
                                                   202,841

Food - 0.09%
   Goodman Fielder Ltd. (a) (c) ....    61,000      61,677

Leisure Time - 0.16%
   Tabcorp Holdings Ltd. ...........    18,000     110,301

Media - 0.35%
   John Fairfax Holdings Ltd.(a) ...     7,000      14,370
   News Corp. Ltd. (a) .............    20,383     134,646
   Publishing & Broadcasting Ltd.
   (c) .............................    22,000      96,121
                                                 -----------
                                                   245,137

Oil & Gas Producers - 0.14%
   Australian Gas Light Co. Ltd. ...    13,900     100,117

Telecommunications - 0.38%
   Telstra Corp. Ltd. ..............    57,815     270,316
                                                 -----------

    Total Australia ................             1,435,925

Belgium - 2.02%
Banks - 1.14%
   Dexia Belgium (c) ...............       545      90,649
   KBC Bancassurance Holding .......     9,050     712,062
                                                 -----------
                                                   802,711

Insurance - 0.57%
   Fortis AG .......................     1,106     398,314

Pharmaceuticals - 0.20%
   UCB SA ..........................        23     141,047

Telecommunications - 0.11%
   Societe Europeenne des
   Satellites (a) ..................       500      76,656
                                                 -----------

    Total Belgium ..................             1,418,728

Canada - 0.23%
Banks - 0.09%
   Royal Bank of Canada ............     1,290      64,605



                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Canada (continued)
Metals & Mining - 0.14%
   Alcan Aluminum Ltd. .............     3,490   $  94,756
                                                 -----------

    Total Canada ...................               159,361

Czech Republic - 0.03%
Telecommunications - 0.03%
   SPT Telecom AS (a) ..............     1,300      19,837

Denmark - 0.32%
Banks - 0.28%
   Den Danske Bank .................       930     124,939
   Unidanmark A/S ..................       810      73,182
                                                 -----------
                                                   198,121

Telecommunications - 0.04%
   Teledanmark A/S .................       200      26,994
                                                 -----------

    Total Denmark ..................               225,115

Finland - 0.72%
Telecommunications - 0.72%
   Nokia Oyj "A" ...................     4,170     507,040

France - 10.68%
Banks - 0.86%
   Credit Commercial de France (c) .     2,664     247,293
   Dexia France (a) ................       434      66,835
   Dexia France (a) ................       244      37,575
   Dexia France ....................       160      24,640
   Societe Generale ................     1,430     231,470
                                                 -----------
                                                   607,813

Building Materials - 0.64%
   Compagnie de Saint Gobain .......     1,810     255,427
   Lafarge SA ......................     1,095     103,997
   Lapeyre SA ......................     1,290      92,060
                                                 -----------
                                                   451,484

Commercial Services - 1.58%
   Vivendi .........................     4,280   1,109,998

Cosmetics & Personal Care - 0.27%
   L'OREAL .........................       262     189,319

Electrical Components & Equipment - 0.23%
   Legrand SA ......................       599     158,669

Engineering & Construction - 0.06%
   Groupe GTM (c) ..................       410      42,533

Entertainment - 0.15%
   Pathe SA (c) ....................       370     103,237

Food - 1.71%
   Carrefour Supermarche ...........       483     364,475
   Groupe Danone ...................       970     277,589


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

France (continued)
Food (continued)
   Sodexho Alliance SA .............     2,520   $ 563,405
                                                 -----------
                                                 1,205,469

Hand & Machine Tools - 0.56%
   Schneider SA ....................     6,486     393,267

Insurance - 0.85%
   AXA (c) .........................     4,121     597,033

Media - 0.35%
   Societe Television Francaise ....     1,400     249,150

Oil & Gas Producers - 1.10%
   Elf Aquitaine SA ................     2,040     235,707
   Primagaz Cie ....................        65       6,162
   Total SA ........................     5,297     536,237
                                                 -----------
                                                   778,106

Pharmaceuticals - 0.72%
   Sanofi SA .......................     3,089     508,295

Retail - 0.96%
   Pinault-Printemps-Redoute .......     3,550     678,126

Semiconductors - 0.23%
   ST Microelectronics NV (a) ......     2,080     163,692

Telecommunications - 0.41%
   Alcatel Alsthom SA (c) ..........     2,360     288,721
                                                 -----------

    Total France ...................             7,524,912

Germany - 6.59%
Auto Manufacturers - 0.17%
   Volkswagen AG ...................     1,500     119,705

Banks - 1.72%
   Bayerische Vereninsbank AG ......     7,229     566,053
   Deutsche Bank AG ................     5,410     318,283
   Dresdner Bank AG (a) ............     7,810     328,033
                                                 -----------
                                                 1,212,369

Chemicals - 0.50%
   Bayer AG ........................     5,977     249,430
   Hoechst AG ......................     2,440     101,166
                                                 -----------
                                                   350,596

Health Care - 0.17%
   Rhoen-Klinikum AG ...............     1,230     122,144

Insurance - 0.58%
   Allianz AG ......................     1,120     410,608

Machinery - 0.79%
   Mannesmann AG ...................     4,860     556,978

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Germany (continued)
Manufacturing - 0.84%
   Buderus AG ......................        78   $  28,409
   Siemens AG ......................     2,234     144,099
   VEBA AG .........................     6,965     416,663
                                                 -----------
                                                   589,171

Pharmaceuticals - 0.79%
   Gehe AG .........................     8,044     555,058

Retail - 0.01%
   Hornbach Baumarkt AG ............       200       7,200

Software - 0.57%
   SAP AG (a) ......................       930     401,776

Telecommunications - 0.45%
   Deutsche Telekom AG .............     9,590     315,332
                                                 -----------

    Total Germany ..................             4,640,937

Hong Kong - 1.53%
Banks - 0.23%
   Hang Seng Bank Ltd. .............     7,000      62,568
   HSBC Holdings Plc ...............     4,000      99,644
                                                 -----------
                                                   162,212

Electric - 0.14%
   CLP Holdings Ltd. ...............    20,000      99,644

Holding Companies - Diversified -
0.57%
   Hutchison Whampoa Ltd. ..........    57,000     402,802

Real Estate - 0.36%
   Cheung Kong Holdings Ltd. .......     8,000      57,566
   Henderson Land Development Co.
   Ltd. ............................    26,000     134,571
   Sun Hung Kai Properties Ltd. ....     8,000      58,341
                                                 -----------
                                                   250,478

Telecommunications - 0.23%
   China Telecom Ltd. (a) ..........    40,000      69,183
   Hong Kong Telecom Ltd. ..........    51,600      90,245
                                                 -----------
                                                   159,428
                                                 -----------

   Total Hong Kong .................             1,074,564

Italy - 5.71%
Banks - 1.77%
   Banca Commerciale Italiana ......    14,000      96,525
   Banca di Roma (a) (c) ...........   132,000     223,533
   Istituto Bancario San Paolo IMI
   SpA .............................    27,211     480,547
   Unicredito Italiano SpA .........    75,833     449,233
                                                 -----------
                                                 1,249,838

Food - 0.04%
   La Rinascente SpA ...............     3,000      30,836

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Italy (continued)
Insurance - 1.17%
   Assicurazioni Generali ..........     7,600  $  317,155
   Istituto Nazionale delle
   Assicurazioni ...................    91,000     240,234
    Mediolanum SpA .................    35,540     263,307
                                                 -----------

                                                   820,696

Oil & Gas Producers - 0.70%
   ENI SpA .........................    67,263     439,348
   Italgas SpA .....................    10,000      54,099
                                                 -----------

                                                   493,447

Telecommunications - 2.03%
   Telecom Italia Mobile SpA (a) ...    82,601     609,472
   Telecome Italia SpA .............    95,877     817,603
                                                 -----------
                                                 1,427,075
                                                 -----------

   Total Italy .....................             4,021,892

Japan - 16.22%
Auto Manufacturers - 0.09%
   Honda Motor Co. Ltd. ............     2,000      65,635

Auto Parts & Equipment - 0.68%
   Denso Corp. .....................    26,000     480,672

Chemicals - 0.76%
   Sekisui Chemical Co. Ltd. .......    26,000     174,790
   Shin-Etsu Chemical Co. Ltd. (c) .    15,000     360,902
                                                 -----------
                                                   535,692

Computers - 0.89%
   Fujitsu Ltd. (c) ................     6,000      79,876
   TDK Corp. .......................     6,000     548,253
                                                 -----------
                                                   628,129

Cosmetics & Personal Care - 0.63%
   Kao Corp. .......................    14,000     315,789
   Shiseido Co. Ltd. ...............    10,000     128,439
                                                 -----------
                                                   444,228

Distribution & Wholesale - 0.41%
   Mitsubishi Corp. ................    21,000     120,743
   Sumitomo Corp. ..................    34,000     165,414
                                                 -----------
                                                   286,157

Diversified Financial Services -
0.37%
   Nomura Securities Co. Ltd. ......    30,000     261,389

Electrical Components & Equipment - 0.91%
   Hitachi Ltd. ....................    31,000     191,950
   Sumitomo Electric Industries ....    40,000     449,713
                                                 -----------
                                                   641,663

Electronics - 2.18%
   Advantest Corp. .................     1,310      82,969
   Alps Electric Co. Ltd. (c) ......     6,000     110,128

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Japan (continued)
Electronics (continued)
   Fanuc Ltd. ......................     3,500   $ 119,814
   Kyocera Corp. ...................     7,000     369,659
   Murata Manufacturing Co. Ltd.....     8,000     331,889
   NEC Corp. .......................    57,000     524,370
                                                 -----------
                                                 1,538,829

Forest Products & Paper - 0.11%
   Sumitomo Forestry Co. Ltd. ......    11,000      78,815

Hand & Machine Tools - 0.19%
   Makita Corp. ....................    12,000     133,640

Home Builders - 0.50%
   Daiwa House Industry Co. Ltd. ...    17,000     180,902
   Sekisui House Ltd. ..............    16,000     169,129
   Yurtec Corp. ....................       100         566
                                                 -----------
                                                   350,597

Home Furnishings - 1.52%
   Matsushita Electric Industrial
   Co. Ltd. ........................    28,000     495,108
   Pioneer Electronic Corp. ........     5,000      83,812
   Sony Corp. ......................     6,800     495,038
                                                 -----------
                                                 1,073,958

Household  Products - 0.02%
   Sangetsu Co. Ltd. ...............     1,000      14,949

Insurance - 0.14%
   Tokio Marine & Fire Insurance
   Co. Ltd. ........................     8,000      95,533

Iron & Steel - 0.04%
   Tokyo Steel Manufacturing Co.
   Ltd. ............................     6,000      30,040

Machinery - 0.44%
   Amada Co. Ltd. ..................    16,000      77,417
   Komatsu Ltd. ....................    16,000      83,927
   Komori Corp. ....................     7,000     147,368
                                                 -----------

                                                   308,712

Manufacturing - 0.48%
   Mitsubishi Heavy Industries Ltd.     86,000     334,719

Media - 0.28%
   Toppan Printing Co. Ltd. ........    16,000     195,312

Office & Business Equipment - 0.76%
   Canon Inc. ......................    25,000     534,056

Office Furnishings - 0.15%
   Kokuyo Co. Ltd. .................     8,000     107,634

Pharmaceuticals - 0.85%
   Daiichi Pharmaceutical Co. Ltd. .    11,000     185,750
   Sankyo Co. Ltd. .................    19,000     415,126
                                                 -----------
                                                   600,876


                     See notes to the financial statements.

              T. ROWE PRICE INTERNATIONAL EQUITY INVESTMENT SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Japan (continued)
Real Estate - 0.43%
   Mitsui Fudosan Co. Ltd. .........    40,000   $ 302,521

Retail - 1.63%
   Citizen Watch Co. Ltd. ..........     9,000      54,135
   Ito-Yokado Co. Ltd. .............     6,000     419,284
   Mauri Co. Ltd. ..................    19,000     365,546
   Seven-Eleven Japan Co. Ltd. .....     2,000     160,991
   Uny Co. Ltd. ....................     8,000     146,130
                                                 -----------
                                                 1,146,086

Semiconductors - 0.23%
   Tokyo Electron Ltd. .............     4,300     163,176

Telecommunications - 0.93%
   DDI Corp. .......................        36     133,746
   Nippon Telegraph & Telephone
   Corp. ...........................        35     269,969
   NTT Mobile Communication
     Network Inc. ..................         6     246,793
                                                 -----------
                                                   650,508

Textiles - 0.30%
   Kuraray Co. Ltd. ................    19,000     209,580

Transportation - 0.30%
   East Japan Railway Co. ..........        38     212,101
                                                 -----------

    Total Japan ....................             11,425,207

Mexico - 0.53%
Beverages - 0.10%
   Grupo Modelo SA "C" (c) .........    35,376      74,987

Building Materials - 0.05%
   Cemex SA ........................       388         836
   Cemex SA "B" (a) (c) ............    12,950      32,483
                                                 -----------
                                                    33,319
Food - 0.13%
   Gruma SA (a) ....................    18,058      45,569
   Grupo Industrial Maseca SA ......    54,800      44,252
                                                 -----------
                                                    89,821
Forest Products & Paper - 0.13%
   Kimberly-Clark de Mexico SA .....    28,211      89,984

Holding Companies - Diversified -
0.12%
   Fomento Economico Mexicano SA ...    31,260      85,194
                                                 -----------

    Total Mexico ...................               373,305

Netherlands - 10.46%
Banks - 1.96%
   ABN Amro Holding NV .............    15,000     315,378
   ING Groep NV ....................    17,500   1,066,562
                                                 -----------
                                                 1,381,940


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Netherlands (continued)
Chemicals - 0.12%
   Akzo Nobel ......................     1,832   $  83,375

Electronics - 0.47%
   Philips Electronics NV ..........     4,980     333,997

Food - 1.59%
   CSM NV ..........................     5,706     329,233
   Koninklijke Ahold NV ............    13,902     513,546
   Numico NV .......................     5,840     278,214
                                                 -----------
                                                 1,120,993
Household Products - 1.10%
   Unilever NV .....................     9,030     771,446

Insurance - 0.78%
   Fortis Amev NV ..................     6,605     547,047

Media - 3.04%
   Elsevier NV .....................    35,629     498,772
   Wolters Kluwer NV ...............     7,671   1,640,607
                                                 -----------
                                                 2,139,379

Oil & Gas Producers - 0.82%
   Royal Dutch Petroleum Co. .......    11,560     575,323

Semiconductors - 0.34%
   ASM Lithography Holding NV (a)
   (c) .............................     7,930     242,286

Telecommunications - 0.15%
   Royal KPN NV ....................     2,147     107,424

Transportation - 0.09%
   TNT Post Group NV ...............     2,047      65,920
                                                 -----------

    Total Netherlands ..............             7,369,130

New Zealand - 0.22%
Telecommunications - 0.22%
   Telecom Corp. of New Zealand
   Ltd. ............................    26,000     112,870
   Telecom Corp. of New Zealand
   Ltd. ............................    18,000      41,485
                                                 -----------

    Total New Zealand ..............               154,355

Norway - 1.10%
Food - 0.57%
   Orkla ASA .......................    27,090     404,648

Manufacturing - 0.50%
   Norsk Hydro ASA .................    10,400     351,754

Oil & Gas Producers - 0.02%
   Saga Petroleum A/S ..............     1,190      10,884

Transportation - 0.01%
   Bergesen d.y. ASA ...............       650       7,784
                                                 -----------

    Total Norway ...................               775,070

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Portugal - 0.55%
Retail - 0.55%
   Jeronimo Martins SA .............     7,096   $ 388,365

Singapore - 0.11%
Publishing - 0.11%
    Singapore Press Holdings Ltd. ..     7,336      79,980

South Korea - 0.17%
Electronics - 0.17%
   Samsung Electronics .............     1,930     129,468

Spain - 2.97%
Banks - 0.94%
   Banco Bilbao Vizcaya ............     8,440     132,135
   Banco Santander .................    17,380     344,861
   Corporacion Bancaria de Espana
   SA ..............................     7,100     183,595
                                                 -----------
                                                   660,591

Electric - 0.70%
   Endesa SA (c) ...................    10,528     278,534
   Iberdrola SA ....................    11,538     215,546
                                                 -----------
                                                   494,080

Oil & Gas Producers - 0.54%
   Gas Natural SDG SA ..............     2,082     226,336
   Repsol SA (c) ...................     2,852     151,911
                                                 -----------
                                                   378,247

Telecommunications - 0.79%
   Telefonica SA ...................    12,540     556,765
                                                 -----------

    Total Spain ....................             2,089,683

Sweden - 3.45%
Banks - 0.54%
   Nordbanken Holding AB ...........    59,431     380,368

Engineering & Construction - 0.21%
   ABB AB (a) ......................    13,880     147,772

Hand & Machine Tools - 0.22%
   Sandvik AB "A" ..................     2,090      36,270
   Sandvik AB "B" ..................     6,830     117,689
                                                 -----------
                                                   153,959

Home Furnishings - 0.48%
   Electrolux AB "B" ...............    19,790     339,787

Household Products - 0.05%
   Esselte AB ......................     2,310      37,814

Machinery - 0.23%
   Atlas Copco AB ..................     7,400     160,299




                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Sweden (continued)
Metals & Mining - 0.04%
    Granges AB .....................     1,990   $  28,656

Pharmaceuticals - 0.89%
   Astra AB "B" ....................    30,713     623,726

Retail - 0.79%
   Hennes & Mauritz AB "B" .........     6,810     554,872
                                                 -----------

    Total Sweden ...................             2,427,253

Switzerland - 6.81%
Banks - 1.39%
   Credit Suisse Group (a) .........     1,880     294,242
   UBS AG (a) ......................     2,230     685,055
                                                 -----------
                                                   979,297

Commercial Services - 0.60%
   Adecco SA .......................       923     421,286

Engineering & Construction - 0.38%
   ABB AG ..........................       227     266,048

Food - 1.82%
   Nestle SA .......................       590   1,284,196

Pharmaceuticals - 2.44%
   Novartis ........................       503     988,644
   Roche Holding AG ................        60     732,038
                                                 -----------
                                                 1,720,682

Telecommunications - 0.18%
     Swisscom AG (a) ...............       298     124,736
                                                 -----------

    Total Switzerland ..............             4,796,245

United Kingdom - 18.64%
Aerospace & Defense - 0.12%
   Rolls-Royce Plc .................    21,000      87,224

Auto Parts & Equipment - 0.13%
   GKN Plc .........................     7,000      93,039

Banks - 3.08%
   Abbey National Plc ..............    20,000     425,652
   National Westminster Bank Plc ...    90,000   1,741,984
                                                 -----------
                                                 2,167,636

Beverages - 1.36%
   Diageo Plc (a) ..................    86,368     957,811

Building Materials - 0.14%
   Caradon Plc .....................    55,800      95,488
   Heywood Williams Group Plc ......     3,000      10,716
                                                 -----------
                                                   106,204

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

United Kingdom (continued)
Commercial Services - 0.12%
   Rank Group Plc ..................    21,000  $   80,267

Electronics - 0.16%
   Electrocomponents Plc ...........    17,000     112,128

Engineering & Construction - 0.04%
   John Laing Plc ..................     7,000      29,075

Entertainment - 0.21%
   Ladbroke Group Plc ..............    37,000     148,762

Food - 2.35%
   Asda Group Plc ..................    78,000     209,287
   Cadbury Schweppes Plc ...........    31,000     530,487
   Compass Group Plc ...............    31,000     353,830
   Safeway Plc .....................    46,000     230,802
   Tesco Plc (a) ...................   114,000     331,450
                                                 -----------
                                                 1,655,856

Forest Products & Paper - 0.06%
   David S. Smith Holding Plc ......    25,000      44,027

Holding Companies - Diversified -
0.67%
   Tomkins Plc .....................    99,000     470,410

Household Products - 0.27%
   Unilever Plc ....................    17,000     191,211

Media - 1.33%
   Reed International Plc ..........    80,000     635,321
   United News & Media Plc .........    35,000     304,120
                                                 -----------
                                                   939,441

Metals & Mining - 0.40%
   Rio Tinto Plc (a) ...............    24,000     279,116

Oil & Gas Producers - 2.08%
   BG Plc ..........................    23,352     150,145
   BP Amoco Plc ....................    20,000     297,724
   Centrica Plc (a) ................    14,000      28,726
   Shell Transport & Trading Co.
   Plc .............................   160,500     986,626
                                                 -----------
                                                 1,463,221

Pharmaceuticals - 3.82%
   Glaxo Wellcome Plc ..............    34,000   1,170,427
   SmithKline Beecham Plc ..........   109,400   1,516,205
                                                 -----------
                                                 2,686,632

Retail - 1.48%
   Kingfisher Plc ..................    96,000   1,039,907

Telecommunications - 0.82%
   Cable & Wireless Plc (a) ........    47,000     574,713
                                                 -----------

    Total United Kingdom ...........             13,126,680

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

United States - 3.33%
Apparel - 0.16%
   Gucci Group NV - NYS ............     2,291   $ 111,400

Banks - 0.18%
   Banco de Galicia Y Buenos Aires -
     ADR (c) .......................     2,327      41,013
   Banco Frances SA - ADR (c) ......     2,147      44,550
   Uniao de Bancos Brasileiros Sa -
   GDR .............................     3,055      44,107
                                                 -----------
                                                   129,670

Beverages - 0.19%
   Compania Cervecerias Unidas SA -
      ADR (c) ......................     1,385      26,661
   Panamerican Beverages Inc. (c) ..     4,840     105,573
                                                 -----------
                                                   132,234

Building Materials - 0.13%
   Cemex SA - ADR (c) ..............    20,410      89,155

Electric - 0.31%
   Chilectra SA - ADR ..............     2,330      51,599
   Companhia Energetica de Minas
      Gerais - ADR (c) .............     2,175      41,405
   Huaneng Power International Inc.
   - ADR (a) (c) ...................     8,400     121,800
                                                 -----------
                                                   214,804

Food - 0.09%
   Companhia Brasileira de
   Distribuicao
      Grupo Pao de Acucar - ADR (c)      2,305      35,728
   Gruma SA - ADR (a)(c) ...........     3,106      30,478
                                                 -----------
                                                    66,206

Home Furnishings - 0.06%
   Industrie Natuzzi SpA - ADR .....     1,810      45,024

Media - 0.14%
   Grupo Televisa SA - GDR (c) .....     2,831      69,890
   TV Azteca SA - ADR ..............     4,600      30,763
                                                 -----------
                                                   100,653

Oil & Gas Producers - 0.40%
   Gazprom - ADR ...................     3,490      29,595
   Lukoil Holding - ADR (c) ........       520       8,061
   YPF SA - ADR (c) ................     8,728     243,839
                                                 -----------
                                                   281,495

Software - 0.12%
   CBT Group Plc (a) ...............     5,727      85,189

Telecommunications - 1.55%
   Mahanagar Telephone Nigam Ltd.-
   GDR .............................     8,000      96,000
   Telecomunicacoes Brasileiras SA
   (c) .............................     7,751     563,401

                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

United States (continued)
Telecommunications (continued)
   Telefonica de Argentina SA - ADR
   (c) .............................     3,990   $ 111,471
   Telefonos de Mexico SA - ADR (c)      6,615     322,068
                                                 -----------
                                                 1,092,940
                                                 -----------

    Total United States ............             2,348,770
                                                 -----------

     Total Common Stocks
       (cost $55,754,007) ..........             66,511,822
                                                 -----------

Preferred Stocks - 1.41%

Australia - 0.23%
Leisure Time - 0.08%
   Star City Holdings Ltd. .........    63,200      55,884

Media - 0.15%
   News Corp. Ltd. .................    17,613     107,174
                                                 -----------

    Total Australia ................               163,058

Brazil - 0.62%
Banks - 0.17%
   Banco Bradesco SA ............... 9,543,953      52,921
   Banco Itau SA ...................   124,000      60,547
                                                 -----------
                                                   113,468

Building Materials - 0.01%
   Companhia Cimento Portland Itau
   SA ..............................    73,000       8,307

Electric - 0.07%
   Companhia Energetic de Minas
   Gerais .......................... 2,705,633      51,502

Oil & Gas Producers - 0.18%
   Petroleo Brasileiro SA .......... 1,144,094     129,720

Telecommunications - 0.19%
   Telecomunicacoes de Sao Paulo SA    720,189      98,167
   Telesp Celular SA ...............   852,141      37,448
                                                 -----------
                                                   135,615
                                                 -----------

    Total Brazil ...................               438,612

Germany - 0.56%
Pharmaceuticals - 0.12%
   Fresenius AG ....................       400      84,243


                                                    Market
                                        Shares       Value
                                        ------       -----
Preferred Stock (continued)

Germany (continued)
Retail - 0.10%
   Fielmann AG .....................       336   $ 16,129
   Hornbach Holding AG .............       940      55,838
                                                 -----------
                                                    71,967

Software - 0.34%
   SAP AG - Vorzug .................       489     233,321
                                                 -----------

    Total Germany ..................               389,531
                                                 -----------

     Total Preferred Stocks
       (cost $1,216,247) ...........               991,201
                                                 -----------

Rights - 0.01%

Brazil - 0.00%
Banks - 0.00%
Banco Bradesco SA ..................   395,588         229

Spain - 0.01%
Telecommunications - 0.01%
   Telefonica SA ...................    12,540      11,118
                                                 -----------

     Total Rights
       (cost $7,933) ...............                11,347
                                                 -----------

Warrants - 0.12%

Germany - 0.12%
Banks - 0.12%
   Dresdner Bank AG ................     4,783      81,793
                                                 -----------

     Total Warrants
       (cost $84,155) ..............                81,793
                                                 -----------

                                    Principal
                                      Amount
                                    ------------
Short Term Investments - 4.03%

Money Market Fund - 4.03%
   SSgA Money Market Fund, 4.85%(b) $2,838,396   2,838,396
                                                 -----------

     Total Short Term Investments
       (cost $2,838,396) ...........             2,838,396
                                                 -----------

Total Investments - 100%
   (cost $59,900,738) ..............             $70,434,559
                                                 ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1998.
(c)  All or a portion of this security has been loaned.

                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL Mid-Cap Growth Series


Statement of Assets and Liabilities
December 31, 1998

Assets
Investments in securities, at cost ........ $ 146,748,956
                                          ================

Investments in securities, at value ....... $ 190,185,063
Foreign currency ..........................            12
Receivables:
  Dividends and interest ..................        45,365
  Fund shares sold ........................        77,064
  Investment securities sold ..............     2,164,687
                                          ----------------
Total assets ..............................   192,472,191
                                          ----------------

Liabilities
Payables:
  Investment advisory fees ................       139,686
  Fund shares redeemed ....................        95,703
  Investment securities purchased .........     2,566,199
Other liabilities .........................        34,305
                                          ----------------
Total liabilities .........................     2,835,893
                                          ----------------
Net assets ................................ $ 189,636,298
                                          ================

Net assets consist of:
Paid-in capital ........................... $ 144,065,822
Undistributed net investment income .......             -
Accumulated net realized gain on
investments and foreign currency
related items .............................     2,134,369
Net unrealized appreciation on:
   Investments ............................    43,436,107
   Foreign currency related items .........             -
                                          ----------------
Net assets ................................ $ 189,636,298
                                          ================

Total shares outstanding (no par
value), unlimited shares authorized .......     9,282,547
                                          ================

Net asset value, offering and
redemption price per share ................ $       20.43
                                          ================



Statement of Operations
For the Year Ended December 31, 1998

Investment income
   Dividends .............................. $     413,302
   Interest ...............................       638,801
   Foreign tax withholding ................        (2,251)
                                           ---------------
Total investment income ...................     1,049,852
                                           ---------------

Expenses
   Investment advisory fees ...............     1,473,732
   Custodian fees .........................        36,824
   Portfolio accounting fees ..............        24,592
   Professional fees ......................        40,350
   Other ..................................        44,213
                                           ---------------
Total operating expenses ..................     1,619,711
                                           ---------------
Less:
   Reimbursement from Adviser .............             -
                                           ---------------
Net expenses ..............................     1,619,711
                                           ---------------
Net investment loss .......................      (569,859)
                                           ---------------

Realized and unrealized gains (losses)
Net realized gain on:
   Investments ............................     7,408,320
   Foreign currency related items .........         2,020
Net change in unrealized appreciation
   (depreciation) on:
   Investments ............................    23,670,228
   Foreign currency related items .........            (3)
                                           ---------------
Net realized and unrealized gains .........    31,080,565
                                           ---------------

Net increase in net assets
  from operations .........................$   30,510,706
                                           ===============


                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL Mid-Cap Growth Series

Statements of Changes in Net Assets


                                                                             Year ended December 31,
                                                                         ----------------------------------
                                                                              1998              1997
                                                                         ----------------  ----------------

Operations:
  Net investment loss .................................................  $      (569,859)  $      (227,852)
  Net realized gain (loss) on:
    Investments .......................................................        7,408,320         3,012,259
    Foreign currency related items ....................................            2,020            (9,918)
  Net change in unrealized appreciation (depreciation) on:
    Investments .......................................................       23,670,228        14,655,100
    Foreign currency related items ....................................               (3)                3
                                                                         ----------------  ----------------
Net increase in net assets from operations ............................       30,510,706        17,429,592
                                                                         ----------------  ----------------

Distributions to shareholders:
  From net investment income ..........................................                -                 -
  From net realized gains on investment transactions ..................       (6,049,293)       (1,652,413)
                                                                         ----------------
                                                                                           ----------------
Total distributions to shareholders ...................................       (6,049,293)       (1,652,413)
                                                                         ----------------  ----------------

Share transactions:
  Proceeds from the sale of shares ....................................       70,686,697        76,676,391
  Reinvestment of distributions .......................................        6,049,293         1,622,324
  Cost of shares redeemed .............................................      (38,613,374)      (14,128,114)
                                                                         ----------------  ----------------
Net increase in net assets from share transactions ....................       38,122,616        64,170,601
                                                                         ----------------  ----------------

Net increase in net assets ............................................       62,584,029        79,947,780

Net assets beginning of period ........................................      127,052,269        47,104,489
                                                                         ----------------  ----------------

Net assets end of period ..............................................  $   189,636,298   $   127,052,269
                                                                         ================  ================

Undistributed net investment income ...................................  $             -   $             -
                                                                         ================  ================


                     See notes to the financial statements.

JNL Series Trust
T. Rowe Price/JNL Mid-Cap Growth Series

Financial Highlights


                                                                                                        Period from    Period from
                                                                                                          April 1,       May 15,
                                                                          Year ended December 31,         1996 to        1995* to
                                                                       -------------------------------  December 31,    March 31,
                                                                            1998            1997            1996           1996
                                                                       --------------- --------------- -------------- --------------
Selected Per Share Data

Net asset value, beginning of period ................................. $      17.37    $     14.89     $     13.43    $     10.00
                                                                       --------------- --------------- -------------- --------------
Income from operations:
  Net investment income (loss)........................................        (0.07)         (0.03)          (0.05)          0.06

  Net realized and unrealized gains on investments and
     foreign currency related items ..................................         3.80           2.74            1.92           3.90
                                                                       --------------- --------------- -------------- --------------
Total income from operations .........................................         3.73           2.71            1.87           3.96
                                                                       --------------- --------------- -------------- --------------

Less distributions:
  From net investment income .........................................            -              -           (0.05)             -

  From net realized gains on investment transactions .................       (0.67)          (0.23)          (0.36)         (0.53)
                                                                       --------------- --------------- -------------- --------------
Total distributions ..................................................       (0.67)          (0.23)          (0.41)         (0.53)
                                                                       --------------- --------------- -------------- --------------
Net increase .........................................................        3.06            2.48            1.46           3.43
                                                                       --------------- --------------- -------------- --------------

Net asset value, end of period ....................................... $     20.43     $     17.37     $     14.89    $     13.43
                                                                       =============== =============== ============== ==============

Total Return (a) .....................................................       21.49%          18.21%          13.91%         40.06%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands) ........................... $   189,636     $   127,052     $    47,104    $    10,545
  Ratio of net operating expenses to average net assets (b) (c) ......        1.04%           1.06%           1.10%          1.10%
  Ratio of net investment income (loss) to average net assets (b) (c)        (0.37)%         (0.26)%         (0.18)%         0.82%
  Portfolio turnover .................................................       50.92%          41.43%          25.05%         66.04%


Ratio information assuming no expense reimbursement or``
   fees paid indirectly:
  Ratio of net operating expenses to average net assets (b) ..........        1.04%           1.06%           1.14%          2.10%
  Ratio of net investment loss to average net assets (b) .............       (0.37)%         (0.26)%         (0.22)%        (0.18)%

------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                     See notes to the financial statements.

                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                                                      Market
                                        Shares         Value
                                        ------         -----
Common Stocks -- 93.98%

Advertising -- 2.55%
   Catalina Marketing Corp. (a) ....    26,600  $  1,818,775
   Outdoor Systems Inc.(a) .........   100,900     3,027,000
                                                   -----------
                                                   4,845,775

Aerospace & Defense -- 0.86%
   BE Aerospace Inc. (a) ...........    78,000     1,638,000

Apparel -- 2.79%
   Jones Apparel Group Inc. (a) ....   101,000     2,228,313
   Warnaco Group Inc. ..............   122,000     3,080,500
                                                   -----------
                                                   5,308,813

Banks -- 1.10%
   North Fork Bancorporation Inc. ..    87,000     2,082,563

Biotechnology -- 1.28%
   Biogen Inc. (a) .................    29,300     2,431,900

Chemicals -- 0.65%
   Great Lakes Chemical Corp. ......    30,900     1,236,000

Commercial Services -- 5.43%
   Gartner Group Inc. (a) ..........   101,100     2,148,375
   Interim Services Inc. (a) .......    83,700     1,956,488
   NOVA Corp. (a) ..................    63,300     2,195,719
   Renaissance Worldwide Inc. (a) ..    63,300       387,713
   Romac International Inc. (a) ....   107,500     2,391,875
   Viad Corp. ......................    41,300     1,254,487
                                                   -----------
                                                   10,334,657

Computers -- 8.24%
   Affiliated Computer Services
   Inc. (a) ........................    85,000     3,825,000
   Anixter International Inc. (a) ..    44,000       893,750
   Checkfree Holdings Corp. (a) ....    54,000     1,262,250
   Ciber Inc. (a) ..................     6,700       187,181
   DST Systems Inc. (a) ............    39,000     2,225,437
   Saville Systems Ireland Ltd.-ADR
   (a) .............................   134,000     2,546,000
   SunGard Data Systems Inc.(a) ....    56,300     2,234,406
   Synopsys Inc. (a) ...............    46,100     2,500,925
                                                   -----------
                                                   15,674,949

Diversified Financial Services --
6.21%
   Capital One Financial Corp. .....    21,000     2,415,000
   CIT Group Inc. ..................    74,000     2,354,125
   E*trade Group Inc. (a) ..........    17,000       795,281
   FINOVA Group Inc. ...............    44,000     2,373,250
   Franklin Resources Inc. .........    32,000     1,024,000
   Waddell & Reed Financial Inc. A .    83,800     1,985,012
   Waddell & Reed Financial Inc. B .    37,000       860,250
                                                   -----------
                                                   11,806,918

Electronics -- 2.89%
   Analog Devices Inc. (a) .........    92,000     2,886,500
   Maxim Integrated Products Inc.
   (a) .............................    50,000     2,184,375
   Sanmina Corp. (a) ...............     6,700       418,750
                                                   -----------
                                                   5,489,625

                                                      Market
                                        Shares         Value
                                        ------         -----
Common Stocks (continued)

Entertainment -- 1.32%
   Premier Parks Inc. ..............    83,000  $  2,510,750

Environmental Control -- 2.00%
   Allied Waste Industries Inc. (a)    107,000     2,501,125
   Waste Management Inc. ...........    28,000     1,305,500
                                                   -----------
                                                   3,806,625

Food -- 4.92%
   Suiza Foods Corp. (a) ...........    68,000     3,463,750
   U.S. Foodservice (a) ............    71,000     3,479,000
   Whole Foods Market Inc. (a). ....    50,000     2,418,750
                                                   -----------
                                                   9,361,500

Health Care -- 3.85%
   Covance Inc. (a) ................    92,000     2,679,500
   Henry Schein Inc. (a) ...........    49,000     2,192,750
   Quorum Health Group Inc. (a) ....    56,000       724,500
   Total Renal Care Holdings Inc.
   (a) .............................    58,200     1,720,538
                                                   -----------
                                                   7,317,288

Insurance -- 3.64%
   Ace Ltd. ........................    44,000     1,515,250
   Fairfax Financial Holdings Ltd.
   (144a) (a) (c) ..................     3,600     1,271,835

   Fairfax Financial Holdings
   (144a) (a) (c) ..................       800       268,499
   PartnerRe Ltd. ..................    41,700     1,907,775
   Protective Life Corp. ...........    49,000     1,950,813
                                                   -----------
                                                   6,914,172

Leisure Time -- 3.01%
   Galileo International Inc. ......    77,200     3,358,200
   Royal Caribbean Cruises Ltd. ....    64,200     2,375,400
                                                   -----------
                                                   5,733,600

Manufacturing -- 2.62%
   Danaher Corp. ...................    52,000     2,824,250
   Teleflex Inc. ...................    47,300     2,158,062
                                                   -----------
                                                   4,982,312

Media -- 4.81%
   Comcast Corp. ...................    42,000     2,464,875
   Cox Communications Inc. (a) .....    30,000     2,073,750
   Jacor Communications Inc. (a) ...    28,300     1,821,812
   Univision Communications Inc.
   (a) .............................    77,000     2,786,437
                                                   -----------
                                                   9,146,874

Metals & Mining -- 0.28%
   Battle Mountain Gold Co. ........   129,700       535,013

Oil & Gas Producers -- 2.15%
   BJ Services Co. .................   107,000     1,671,875
   Ocean Energy Inc.(a) ............    69,800       440,612
   Smith International Inc. (a) ....    78,900     1,987,294
                                                   -----------
                                                   4,099,781

                     See notes to the financial statements.

                       T. ROWE PRICE/MID-CAP GROWTH SERIES

                                                     Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Pharmaceuticals -- 7.17%
   Agouron Pharmaceuticals Inc.(a) .    25,000 $ 1,468,750
   ALZA Corp.(a) ...................    27,000   1,410,750
   BioChem Pharma Inc.(a) ..........    29,600     847,300
   Gilead Sciences Inc.(a) .........    76,000   3,120,750
   MedImmune Inc.(a) ...............    12,000   1,193,250
   Omnicare Inc. ...................    36,000
                                                 1,251,000
   Sybron International Corp.(a) ...    85,000   2,310,939
   Teva Pharmaceutical Industries
   Ltd. - ADR.......................    50,000   2,034,375
                                                 -----------
                                                 13,637,114

Retail -- 12.69%
   AutoZone Inc.(a) ................    66,000   2,173,875
   BJ's Wholesale Club Inc.(a) .....    51,000   2,361,937
   Borders Group Inc.(a) ...........    46,200   1,152,113
   Circuit City Stores .............    64,300   3,210,981
   Costco Cos. Inc. ................    29,000   2,093,438
   Family Dollar Stores Inc. .......    96,000   2,112,000
   Fred Meyer Inc.(a) ..............    39,000   2,349,750
   General Nutrition Cos. Inc.(a) ..    74,000   1,202,500
   MSC Industrial Direct Co. .......    65,800   1,488,725
   Outback Steakhouse Inc.(a) ......    55,000   2,193,125
   Saks Inc. (a) ...................    64,000   2,020,000
   ShopKo Stores Inc. ..............    53,400   1,775,550
                                                 -----------
                                                 24,133,994

Semiconductors -- 3.38%
   Kla-Tencor Corp. (a) ............    37,000   1,604,875
   PMC - Sierra Inc. (a) ...........    33,000   2,083,125
   Xilinx Inc. (a) .................    42,000   2,735,250
                                                 -----------
                                                 6,423,250

Software -- 8.33%
   Acxiom Corp. (a) ................    52,000   1,612,000
   BMC Software Inc. (a) ...........    23,000   1,024,938
   Intuit Inc. (a) .................    16,000   1,160,000
   Learning Co. Inc. (a) ...........    74,000   1,919,375
   National Data Corp. .............    46,000   2,239,625
   Netscape Communications Corp. (a)    20,000   1,215,000


                                                    Market
                                        Shares       Value
                                        ------       -----
Common Stocks (continued)

Software (continued)
   Network Associates Inc. (a) .....    38,500  $2,550,625
   Parametric Technology Corp. (a) .   120,000   1,965,000
   Sterling Commerce Inc. (a) ......    47,900   2,155,500
                                               -------------
                                                15,842,063

Telecommunications -- 1.81%
   Omnipoint Corp. (a) .............    73,000     679,812
   Paging Network Inc. (a) .........    60,200     282,187
   Western Wireless Corp. (a) ......   113,000   2,486,000
                                               -------------
                                                 3,447,999
                                               -------------

          Total Common Stocks
       (cost $135,305,428) .........           178,741,535
                                               -------------


                                      Principal
                                       Amount
                                       ------
Short Term Investments -- 6.02%

Money Market Fund -- 1.29%
   SSgA Money Market Fund, 4.85%
   (b) .............................$2,451,491   2,451,491

U.S. Government Agencies -- 4.73%
    Federal Home Loan Mortgage
       Discount Note, 4.55%,
       01/08/1999 .................. 9,000,000   8,992,037
                                               -------------

       Total Short Term
       Investments
       (cost $11,443,528) ..........            11,443,528
                                               -------------

Total Investments -- 100%
   (cost $146,748,956) .............          $190,185,063
                                              ==============

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1998.
(c)  Foreign security denominated in Canadian Dollars.

                     See notes to the financial statements.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION



     JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust currently offers shares in thirty-six (36) separate Series, each with its own investment objective. The shares of the Trust are sold primarily to life insurance company separate accounts to fund the benefits of variable annuity policies.

     The Trust is comprised of the following Series: JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities for which Janus Capital Corporation serves as the sub-adviser; JNL/Alger Growth for which Fred Alger Management, Inc. serves as the sub-adviser; JNL/Alliance Growth for which Alliance Capital Management L.P. serves as the sub-adviser; JNL/Eagle Core Equity and JNL/Eagle SmallCap Equity for which Eagle Asset Management, Inc. serves as sub-adviser; JNL/JPM International & Emerging Markets for which J.P. Morgan Investment Management Inc. serves as the sub-adviser; JNL/PIMCO Total Return Bond for which Pacific Investment Management Company serves as the sub-adviser; JNL/Putnam Growth and JNL/Putnam Value Equity for which Putnam Investment Management, Inc. serves as the sub-adviser; Goldman Sachs/JNL Growth & Income for which Goldman Sachs Asset Management serves as the sub-adviser; Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value for which Lazard Asset Management serves as sub-adviser; PPM America/JNL Balanced, PPM America/JNL High Yield Bond and PPM America/JNL Money Market for which PPM America, Inc. serves as the sub-adviser; Salomon Brothers/JNL Balanced, Salomon Brothers/JNL Global Bond, Salomon Brothers/JNL High Yield Bond and Salomon Brothers/JNL U.S. Government & Quality Bond for which Salomon Brothers Asset Management Inc. serves as the sub-adviser;
T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth for which T. Rowe Price Associates, Inc. serves as the sub-adviser; T. Rowe Price/JNL International Equity Investment for which Rowe Price-Fleming International, Inc. serves as the sub-adviser; and JNL/S&P Conservative Growth I, JNL/S&P Moderate Growth I, JNL/S&P Aggressive Growth I, JNL/S&P Very Aggressive Growth I, JNL/S&P Equity Growth I, JNL/S&P Equity Aggressive Growth I, JNL/S&P Conservative Growth II, JNL/S&P Moderate Growth II, JNL/S&P Aggressive Growth II, JNL/S&P Very Aggressive Growth II, JNL/S&P Equity Growth II and JNL/S&P Equity Aggressive Growth II for which Standard & Poor's Investment Advisory Services, Inc. serves as the sub-adviser. Jackson National Financial Services, LLC ("JNFS"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Series of the Trust. PPM America, Inc. is an affiliate of the Adviser. Shares are presently offered only to Jackson National and its separate accounts.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

     Security Valuation -- Bonds are valued on the basis of prices furnished by pricing services which determine prices for normal institutional size trading units of bonds or based on quotations provided by broker-dealers. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Trustees. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Short-term securities maturing within 60 days of purchase, and all securities in the PPM America/JNL Money Market Series, are valued at amortized cost, which approximates market value. American Depository Receipts ("ADRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

      JNL/S&P Conservative Growth I, JNL/S&P Moderate Growth I, JNL/S&P Aggressive Growth I, JNL/S&P Very Aggressive Growth I, JNL/S&P Equity Growth I, JNL/S&P Equity Aggressive Growth I, JNL/S&P Conservative Growth II, JNL/S&P Moderate Growth II, JNL/S&P Aggressive Growth II, JNL/S&P Very Aggressive Growth II, JNL/S&P Equity Growth II and JNL/S&P Equity Aggressive Growth II are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

     Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     Foreign Currency Translations -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities de-nominated in a foreign currency are translated into U.S. dollars using exchange rates in effect at the close of the New York Stock Exchange. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions.

     Realized gains and losses arising from selling foreign currencies and certain non-dollar denominated fixed income securities, entering into forward foreign currency exchange contracts, and accruing income or settling portfolio purchases and sales denominated in a foreign currency paid or received at a later date are recorded as net realized foreign currency related gains (losses) and are considered ordinary income for tax purposes. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are primarily included in net realized gains (losses) on investments and net unrealized appreciation (depreciation) on investments, respectively.

     Forward Foreign Currency Exchange Contracts -- A Series may enter into forward foreign currency exchange contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the for-ward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Series' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Series could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts. See Note 7 for a listing of position hedges as of December 31, 1998.

     When-Issued and Delayed Delivery Transactions -- A Series may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Series record purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date.

     Unregistered Securities -- A Series may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Series after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Series have the right to include their securities in such registration generally without cost to the Series. The Series have no right to require registration of unregistered securities. Illiquid securities are limited to 15% (10% in the case of PPM America/JNL Money Market Series and the JNL/Alger Growth Series) of the net assets of a Series.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     Options Transactions -- A Series may write covered call options on portfolio securities. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. The risk in writing a covered call option is that the Series may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. Option contracts are valued at the closing prices on their exchanges and the Series will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option are adjusted by the amount of premium received.

     Futures Contracts -- A Series may utilize futures contracts to a limited extent. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. . Upon entering into a futures contract, the Series is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Futures contracts are valued based upon their quoted daily settlement prices. The Series receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Series as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities.

     Short Positions -- A Series may sell securities short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Series is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Series is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

     Dollar Roll Transactions -- The Salomon Broth-ers/JNL Global Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, and Salomon Brothers/JNL Balanced Series may enter into dollar roll transactions with respect to mortgage securities in which the Series sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The value of the dollar roll transactions are reflected in the Series' Statements of Assets and Liabilities. During the period between the sale and repurchase, the Series forgoes principal and interest paid on the mortgage securities sold. The Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. These fees are accrued as income over the life of the dollar roll contract. Dollar roll transactions involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those similar securities which the Series is obligated to purchase or that the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs.

     Repurchase Agreements -- A Series may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Series at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Series custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     Reverse Repurchase Agreements -- A Series may engage in reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Series have committed to sell are reflected in the Statement of Assets and Liabilities. The Series will maintain securities in segregated accounts with its custodian that at all times are in an amount equal to their obligations under the reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Series may decline below the repurchase price and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

     Securities Loaned -- The Series has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Series receives 65% of the annual net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Series, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in money market instruments approved by the Manager. The Series bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

     Distributions To Shareholders -- The PPM Amer-ica/JNL Money Market Series declares dividends daily and pays dividends monthly. For all other Series, div-idends from net investment income are declared and paid annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

     Federal Income Taxes -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Series. The Trust periodically makes reclassifications among certain of its capital accounts as a result of the recognition and char-acterization of certain income and capital gain dist-ributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

NOTE 3.  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has an investment advisory agreement with JNFS whereby JNFS provides investment management and transfer agency services. Each Series pays JNFS a fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of each Series. The following is a schedule of the fees each Series is currently obligated to pay JNFS.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------




                                               $0 to    $50 to   $100 to   $150 to   $200 to   $250 to   $300 to   $350 to    Over
(M - Millions)                                 $50 M    $100 M    $150 M    $200 M    $250 M    $300 M    $350 M   $500 M    $500 M
--------------                                 -----    ------    ------    ------    ------    ------    ------   ------    ------
JNL Aggressive Growth Series................      .95%     .95%      .95%      .90%      .90%      .90%      .85%     .85%      .85%
JNL Capital Growth Series...................      .95%     .95%      .95%      .90%      .90%      .90%      .85%     .85%      .85%
JNL Global Equities Series..................     1.00%    1.00%     1.00%      .95%      .95%      .95%      .90%     .90%      .90%
JNL/Alger Growth Series.....................     .975%    .975%     .975%     .975%     .975%     .975%      .95%     .95%      .90%
JNL/Alliance Growth Series..................     .775%    .775%     .775%     .775%     .775%      .70%      .70%     .70%      .70%
JNL/Eagle Core Equity Series................      .90%     .85%      .85%      .85%      .85%      .85%      .75%     .75%      .75%
JNL/Eagle SmallCap Equity Series............      .95%     .95%      .95%      .90%      .90%      .90%      .90%     .90%      .85%
JNL/JPM International & Emerging
   Markets Series...........................     .975%     .95%      .95%      .95%      .90%      .90%      .90%     .85%      .85%
JNL/PIMCO Total Return Bond Series..........      .70%     .70%      .70%      .70%      .70%      .70%      .70%     .70%      .70%
JNL/Putnam Growth Series*...................      .90%     .90%      .90%      .85%      .85%      .85%      .80%     .80%      .80%
JNL/Putnam Value Equity Series**............      .90%     .90%      .90%      .85%      .85%      .85%      .80%     .80%      .80%
Goldman Sachs/JNL Growth & Income Series....     .925%     .90%      .90%      .90%      .85%      .85%      .85%     .80%      .80%
Lazard/JNL Small Cap Value Series...........     1.05%    1.00%     1.00%     .975%     .975%     .975%     .925%    .925%     .925%
Lazard/JNL Mid Cap Value Series.............     .975%    .975%     .975%     .925%     .925%     .925%      .90%     .90%      .90%
PPM America/JNL Balanced Series***..........      .75%     .70%      .70%     .675%     .675%     .675%      .65%     .65%     .625%
PPM America/JNL High Yield Bond Series......      .75%     .70%      .70%     .675%     .675%     .675%      .65%     .65%     .625%
PPM America/JNL Money Market Series.........      .60%     .60%      .60%     .575%     .575%     .575%      .55%     .55%     .525%
Salomon Brothers/JNL Balanced Series........      .80%     .75%      .75%      .70%      .70%      .70%      .70%     .70%      .70%
Salomon Brothers/JNL Global Bond Series.....      .85%     .85%      .85%      .80%      .80%      .80%      .80%     .80%      .75%
Salomon Brothers/JNL High Yield Bond Series.      .80%     .75%      .75%      .70%      .70%      .70%      .70%     .70%      .70%
Salomon Brothers/JNL U.S. Government &
   Quality Bond Series......................      .70%     .70%      .70%      .65%      .65%      .65%      .60%     .60%      .55%
T. Rowe Price/JNL Established Growth Series.      .85%     .85%      .85%      .80%      .80%      .80%      .80%     .80%      .80%
T. Rowe Price/JNL International Equity
   Investment Series........................     1.10%    1.05%     1.05%     1.00%     1.00%     1.00%      .95%     .95%      .90%
T. Rowe Price/JNL Mid-Cap Growth Series.....      .95%     .95%      .95%      .90%      .90%      .90%      .90%     .90%      .90%
JNL/S&P Conservative Growth Series I........      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Moderate Growth Series I............      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Aggressive Growth Series I..........      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Very Aggressive Growth Series I.....      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Equity Growth Series I..............      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Equity Aggressive Growth Series I...      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Conservative Growth Series II.......      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Moderate Growth Series II...........      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Aggressive  Growth Series II........      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Very Aggressive Growth Series II....      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Equity Growth Series II.............      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%
JNL/S&P Equity Aggressive Growth Series II..      .20%     .20%      .20%      .20%      .20%      .20%      .20%     .20%      .15%

--------------------------------------------------------------------------------
* Prior to May 1, 1997, the fee for the JNL/Putnam Growth Series was .90%, .85%, .80%, .75% and .70%, respectively.
** Prior to May 1, 1997, the fee for the JNL/Putnam Value Equity Series was .75%, .70%, .675%, .65% and .625%, respectively. *** Prior to May 1, 1997, the fee for the PPM America/JNL Balanced Series was .90%, .80%, .75%, .70% and .65%, respectively.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     As compensation for their services, the sub-advisers receive fees from JNFS calculated on the basis of the average daily net assets of each Series. The following is a schedule of the fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from each Series as specified above.




                                               $0 to    $50 to   $100 to   $150 to   $200 to   $250 to   $300 to   $350 to    Over
(M - Millions)                                 $50 M    $100 M    $150M     $200 M    $250 M    $300M     $350 M    $500M    $500 M
--------------                                 -----    ------    -----     ------    ------    -----     ------    -----    ------
JNL Aggressive Growth Series................      .55%     .55%      .50%      .50%      .50%      .50%      .50%     .50%      .45%
JNL Capital Growth Series...................      .55%     .55%      .50%      .50%      .50%      .50%      .50%     .50%      .45%
JNL Global Equities Series..................      .55%     .55%      .50%      .50%      .50%      .50%      .50%     .50%      .45%
JNL/Alger Growth Series.....................      .55%     .55%      .55%      .55%      .55%      .55%      .50%     .50%      .45%
JNL/Alliance Growth Series..................      .35%     .35%      .35%      .35%      .35%      .25%      .25%     .25%      .25%
JNL/Eagle Core Equity Series................      .45%     .40%      .40%      .40%      .40%      .40%      .30%     .30%      .30%
JNL/Eagle SmallCap Equity Series............      .50%     .50%      .50%      .45%      .45%      .45%      .45%     .45%      .40%
JNL/JPM International & Emerging Markets
    Series..................................      .55%     .50%      .50%      .50%      .45%      .45%      .45%     .40%      .40%
JNL/PIMCO Total Return Bond Series..........      .25%     .25%      .25%      .25%      .25%      .25%      .25%     .25%      .25%
JNL/Putnam Growth Series*...................      .50%     .50%      .50%      .45%      .45%      .45%      .35%     .35%      .35%
JNL/Putnam Value Equity Series**............      .50%     .50%      .50%      .45%      .45%      .45%      .35%     .35%      .35%
Goldman Sachs/JNL Growth & Income Series....      .50%     .45%      .45%      .45%      .40%      .40%      .40%     .35%      .35%
Lazard/JNL Small Cap Value Series...........     .625%    .575%     .575%     .525%     .525%     .525%     .475%    .475%     .475%
Lazard/JNL Mid Cap Value Series.............      .55%    .525%     .525%     .475%     .475%     .475%      .45%     .45%      .45%
PPM America/JNL Balanced Series*............      .25%     .20%      .20%     .175%     .175%     .175%      .15%     .15%     .125%
PPM America/JNL High Yield Bond Series......      .25%     .20%      .20%     .175%     .175%     .175%      .15%     .15%     .125%
PPM America/JNL Money Market Series.........      .20%     .15%      .15%     .125%     .125%     .125%      .10%     .10%     .075%
Salomon Brothers/JNL Balanced Series........      .35%     .30%      .25%      .25%      .25%      .25%      .25%     .25%      .25%
Salomon Brothers/JNL Global Bond Series.....     .375%     .35%      .35%      .30%      .30%      .30%      .30%     .30%      .25%
Salomon Brothers/JNL High Yield Bond Series.      .35%     .30%      .25%      .25%      .25%      .25%      .25%     .25%      .25%
Salomon Brothers/JNL U.S. Government &
    Quality Bond Series.....................     .225%    .225%     .225%     .175%     .175%     .175%      .15%     .15%      .10%
JNL/S&P Conservative Growth Series I........      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Moderate Growth Series I............      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Aggressive Growth Series I..........      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Very Aggressive Growth Series I.....      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Equity Growth Series I..............      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Equity Aggressive Growth Series I...      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Conservative Growth Series II.......      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Moderate Growth Series II...........      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Aggressive  Growth Series II........      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Very Aggressive Growth Series II....      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Equity Growth Series II.............      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%
JNL/S&P Equity Aggressive Growth Series II..      .10%     .10%      .10%      .10%      .10%      .10%      .10%     .10%     .075%


                                                                                 $0 to      $20 to     $50 to
                                                                                 $20 M      $50 M      $200 M       $200 M+
                                                                                 -----      -----      ------       -------
T. Rowe Price/JNL Established Growth Series.............................         .45%         .40%     .40%***      .40%
T. Rowe Price/JNL International Equity Investment Series................         .75%         .60%     .50%         .50%***
T. Rowe Price/JNL Mid-Cap Growth Series.................................         .60%         .50%     .50%***      .50%

--------------------------------------------------------------------------------

* Prior to May 1, 1997, the sub-advisory fees for these Series were payable to Phoenix Investment Counsel, Inc. and were: $0 to $50 million - .50%; $50 to $150 million - .40%; $150 to $300 million - .30%; $300 to $500 million -
     .25%; over $500 million - .20%.
** Prior to May 1, 1997, the sub-advisory fee for this Series was payable to PPM America, Inc. and was: $0 to $50 million - .25%; $50 to $150 million - .20%; $150 to $300 million - .175%; $300 to $500 million - .15%; over $500 million - .125%.
*** When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all assets in this Series.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
     Through December 31, 1998, JNFS voluntarily agreed to reimburse each of the Series for annual expenses (excluding the management fee) in excess of 0.15% of average daily net assets. Effective January 1, 1999, these voluntary reimbursements have been replaced by an administrative fee of 0.10% of average daily net assets payable to JNFS. In exchange for this fee, JNFS provides or procures all necessary administrative functions and services for the operation of each Series.

       Trustees and officers of the Trust who are affiliated persons receive no compensation from the Trust. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation of $60,000 for the year ended December 31, 1998.

     During the period ended December 31, 1998, JNL/Alger Growth Series, JNL/Eagle SmallCap Equity Series, Goldman Sachs/JNL Growth & Income Series, Salomon Brothers/JNL Balanced Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series and T. Rowe Price/JNL Mid-Cap Growth Series paid $299,354, $4,680, $822, $178, $3,264,
$5,964 and $330, respectively, to affiliates of the Trust for brokerage fees on the execution of purchases and sales of portfolio investments.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 4.  SECURITY TRANSACTIONS

     During the period ended December 31, 1998, the cost of purchases and proceeds from sales and maturities of securities, other than short-term investments, were as follows (in thousands):


                                                                                Cost of             Proceeds from Sales
                                                                               Purchases               and Maturities
                                                                               ---------               --------------
JNL Aggressive Growth Series.................................................... $  131,828              $    118,721
JNL Capital Growth Series.......................................................    113,677                   108,604
JNL Global Equities Series......................................................    177,259                   153,355
JNL/Alger Growth Series.........................................................    150,810                   131,583
JNL/Alliance Growth Series......................................................      6,938                     3,150
JNL/Eagle Core Equity Series....................................................     34,612                    14,117
JNL/Eagle SmallCap Equity Series................................................     31,520                    11,177
JNL/JPM International & Emerging Markets Series.................................     12,827                     8,112
JNL/PIMCO Total Return Bond Series..............................................     10,147                     6,287
JNL/Putnam Growth Series........................................................    139,626                    86,669
JNL/Putnam Value Equity Series..................................................    188,646                   116,612
Goldman Sachs/JNL Growth & Income Series........................................      7,530                     2,911
Lazard/JNL Small Cap Value Series...............................................      6,734                     1,332
Lazard/JNL Mid Cap Value Series.................................................      7,089                     2,167
PPM America/JNL Balanced Series.................................................     48,702                    33,825
PPM America/JNL High Yield Bond Series..........................................    215,158                   174,602
Salomon Brothers/JNL Balanced Series............................................      4,662                     1,665
Salomon Brothers/JNL Global Bond Series.........................................     66,412                    36,847
Salomon Brothers/JNL High Yield Bond Series.....................................     10,933                     3,908
Salomon Brothers/JNL U.S. Government & Quality Bond Series......................     94,957                    63,672
T. Rowe Price/JNL Established Growth Series.....................................    136,154                    88,014
T. Rowe Price/JNL International Equity Investment Series........................     13,019                    31,334
T. Rowe Price/JNL Mid-Cap Growth Series.........................................    104,341                    73,456
JNL/S&P Conservative Growth Series I............................................     11,052                     1,310
JNL/S&P Moderate Growth Series I................................................     14,500                     2,538
JNL/S&P Aggressive Growth Series I .............................................      6,718                     2,575
JNL/S&P Very Aggressive Growth Series I.........................................      3,639                     1,443
JNL/S&P Equity Growth Series I..................................................      6,047                     1,431
JNL/S&P Equity Aggressive Growth Series I.......................................      3,806                       854
JNL/S&P Conservative Growth Series II...........................................     11,217                     8,887
JNL/S&P Moderate Growth Series II...............................................      4,316                     1,608
JNL/S&P Aggressive  Growth Series II............................................        548                       287
JNL/S&P Very Aggressive Growth Series II........................................        423                       290
JNL/S&P Equity Growth Series II.................................................        951                       404
JNL/S&P Equity Aggressive Growth Series II......................................        476                       266

     Included in these transactions were purchases and sales of U.S. Government obligations of $8,138,477 and $6,287,114 in the JNL/PIMCO Total Return Bond Series; $27,114,625 and $7,295,225 in the PPM America/JNL Balanced Series; $2,426,761 and $1,295,094 in the Salomon

Brothers/JNL  Balanced  Series;   $9,003,337  and  $10,940,957  in  the  Salomon
Brothers/JNL Global Bond Series; $93,806,427 and $63,358,772 in the Salomon Brothers/JNL U.S. Government & Quality Bond Series, respectively.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
     The federal income tax cost basis and gross unrealized appreciation and depreciation on investments as of December 31, 1998 were as follows (in thousands):

                                                                                                                      Net
                                                                    Tax            Gross            Gross         Unrealized
                                                                    Cost         Unrealized      Unrealized      Appreciation
                                                                   Basis       Appreciation     Depreciation    (Depreciation)
                                                                   -----       ------------     ------------    --------------
JNL Aggressive Growth Series .............................       $117,269      $  44,154        $  (962)        $43,192

JNL Capital Growth Series ................................         81,275         28,592           (501)         28,091

JNL Global Equities Series ...............................        176,915         67,632         (4,327)         63,305

JNL/Alger Growth Series ..................................        121,835         42,371           (856)         41,515

JNL/Alliance Growth Series ...............................          3,867            859            (83)            776

JNL/Eagle Core Equity Series .............................         31,525          6,844         (1,069)          5,775

JNL/Eagle SmallCap Equity Series .........................         33,902          5,738         (4,022)          1,716

JNL/JPM International & Emerging Markets Series ..........          4,823            450           (379)             71

JNL/PIMCO Total Return Bond Series .......................          6,083             36            (12)             24

JNL/Putnam Growth Series .................................        131,795         50,107           (116)         49,991

JNL/Putnam Value Equity Series ...........................        182,026         24,227        (10,629)         13,598

Goldman Sachs/JNL Growth & Income Series .................          4,293            172           (150)             22

Lazard/JNL Small Cap Value Series ........................          5,344            373           (883)           (510)

Lazard/JNL Mid Cap Value Series ..........................          4,866            426           (475)            (49)

PPM America/JNL Balanced Series ..........................         90,810          7,114         (2,660)          4,454

PPM America/JNL High Yield Bond Series ...................        103,267            831         (4,682)         (3,851)

Salomon Brothers/JNL Balanced Series .....................          3,427            191           (121)             70

Salomon Brothers/JNL Global Bond Series ..................         54,470            614         (1,080)           (466)

Salomon Brothers/JNL High Yield Bond Series ..............          7,576             61           (363)           (302)

Salomon Brothers/JNL U.S. Government & Quality
     Bond Series .........................................         77,505          1,419            (86)          1,333

T. Rowe Price/JNL Established Growth Series ..............        173,256         50,568         (5,482)         45,086

T. Rowe Price/JNL International Equity Investment Series .         60,225         15,859         (5,313)         10,546

T. Rowe Price/JNL Mid-Cap Growth Series ..................        146,754         50,420         (6,989)         43,431

JNL/S&P Conservative Growth Series I .....................          9,726            465           (163)            302

JNL/S&P Moderate Growth Series I .........................         11,825            936           (147)            789

JNL/S&P Aggressive Growth Series I .......................          4,023            421            (18)            403

JNL/S&P Very Aggressive Growth Series I ..................          2,211            231           --               231

JNL/S&P Equity Growth Series I ...........................          4,557            478           --               478

JNL/S&P Equity Aggressive Growth Series I ................          2,913            325           --               325

JNL/S&P Conservative Growth Series II ....................          1,636             83            (18)             65

JNL/S&P Moderate Growth Series II ........................          2,695            176            (15)            161

JNL/S&P Aggressive  Growth Series II .....................            256             13             (2)             11

JNL/S&P Very Aggressive Growth Series II .................            134             21           --                21

JNL/S&P Equity Growth Series II ..........................            537             63           --                63

JNL/S&P Equity Aggressive Growth Series II ...............            205             19           --                19

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     NOTE 5.  TRUST TRANSACTIONS

     Transactions of trust shares for the period ended December 31, 1998 were as follows:



                                                                 Shares     Distributions       Shares      Net Increase
                                                               Purchased      Reinvested       Redeemed      (Decrease)
                                                               ---------      ----------       --------      ----------
JNL Aggressive Growth Series..............................       4,451,840       263,586       (2,814,258)     1,901,168
JNL Capital Growth Series.................................       2,081,514       377,423       (1,572,974)       885,963
JNL Global Equities Series................................       4,094,524        32,381       (1,899,732)     2,227,173
JNL/Alger Growth Series...................................       4,446,364       353,439       (2,427,134)     2,372,669
JNL/Alliance Growth Series................................         498,168             -         (153,701)       344,467
JNL/Eagle Core Equity Series..............................       1,918,710        16,605         (463,692)     1,471,623
JNL/Eagle SmallCap Equity Series..........................       2,110,019        13,324         (680,929)     1,442,414
JNL/JPM International & Emerging Markets Series...........         508,566         2,874           (2,780)       508,660
JNL/PIMCO Total Return Bond Series........................         716,223        23,389         (136,217)       603,395
JNL/Putnam Growth Series..................................       4,482,876        15,226       (1,460,926)     3,037,176
JNL/Putnam Value Equity Series ...........................       5,600,351       385,529       (1,697,387)     4,288,493
Goldman Sachs/JNL Growth & Income Series..................         752,447         3,641         (277,049)       479,039
Lazard/JNL Small Cap Value Series.........................         565,084           498          (13,589)       551,993
Lazard/JNL Mid Cap Value Series...........................         617,890         1,422         (105,454)       513,858
PPM America/JNL Balanced Series ..........................       2,985,317       442,356         (880,851)     2,546,822
PPM America/JNL High Yield Bond Series....................       5,394,697       805,170       (2,345,246)     3,854,621
PPM America/JNL Money Market Series.......................     129,092,539     2,626,262     (117,177,667)    14,541,134
Salomon Brothers/JNL Balanced Series......................         482,460         6,324         (171,191)       317,593
Salomon Brothers/JNL Global Bond Series...................       2,316,775       286,287       (1,391,870)     1,211,192
Salomon Brothers/JNL High Yield Bond Series...............         823,839        41,235          (94,744)       770,330
Salomon Brothers/JNL U.S. Government & Quality Series.....       4,532,896       266,200       (1,452,316)     3,346,780
T. Rowe Price/JNL Established Growth Series...............       5,041,045       511,898       (2,125,680)     3,427,263
T. Rowe Price/JNL International Equity Investment Series..       1,460,409        80,671       (2,838,400)   (1,297,320)
T. Rowe Price/JNL Mid-Cap Growth Series...................       3,774,173       296,099       (2,103,504)     1,966,768
JNL/S&P Conservative Growth Series I......................       1,024,973             -          (67,122)       957,851
JNL/S&P Moderate Growth Series I..........................       1,377,193             -         (190,840)     1,186,353
JNL/S&P Aggressive Growth Series I........................         624,029             -         (217,328)       406,701
JNL/S&P Very Aggressive Growth Series I...................         315,185             -          (96,995)       218,190
JNL/S&P Equity Growth Series I............................         521,045             -          (47,680)       473,365
JNL/S&P Equity Aggressive Growth Series I.................         335,228             -          (34,119)       301,109
JNL/S&P Conservative Growth Series II.....................       1,046,311             -         (867,935)       178,376
JNL/S&P Moderate Growth Series II.........................         417,228             -         (137,886)       279,342
JNL/S&P Aggressive Growth Series II.......................          53,405             -          (26,840)        26,565
JNL/S&P Very Aggressive Growth Series II..................          41,171             -          (26,850)        14,321
JNL/S&P Equity Growth Series II...........................          89,401             -          (29,602)        59,799
JNL/S&P Equity Aggressive Growth Series II................          45,798             -          (24,182)        21,616

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     Transactions of trust shares for the year ending December 31, 1997 were as follows:


                                                                 Shares     Distributions       Shares
                                                               Purchased      Reinvested       Redeemed     Net Increase
                                                               ---------      ----------       --------     ------------
JNL Aggressive Growth Series..............................       3,894,346         191,755       (868,600)     3,217,501
JNL Capital Growth Series.................................       2,848,842          34,057       (968,352)     1,914,547
JNL Global Equities Series................................       6,393,844         295,987     (1,246,634)     5,443,197
JNL/Alger Growth Series...................................       3,544,503         229,852       (869,988)     2,904,367
JNL/Eagle Core Equity Series..............................         688,411          16,636        (24,082)       680,965
JNL/Eagle SmallCap Equity Series..........................         886,938               -       (139,332)       747,606
JNL/Putnam Growth Series..................................       4,787,449          92,112     (1,561,300)     3,318,261
JNL/Putnam Value Equity Series............................       5,270,627         304,872       (347,068)     5,228,431
PPM America/JNL Balanced Series...........................       2,579,083         337,971       (395,399)     2,521,655
PPM America/JNL High Yield Bond Series....................       4,500,240         349,736       (642,559)     4,207,417
PPM America/JNL Money Market Series.......................      87,270,526       1,658,199    (70,873,065)    18,055,660
Salomon Brothers/JNL Global Bond Series...................       2,422,646         177,324       (471,899)     2,128,071
Salomon Brothers/JNL U.S. Government & Quality Bond
     Series...............................................       1,740,847          92,434       (422,626)     1,410,655
T. Rowe Price/JNL Established Growth Series...............       5,871,440         308,764       (813,825)     5,366,379
T. Rowe Price/JNL International Equity Investment
      Series..............................................       3,010,793         112,676       (606,319)     2,517,150
T. Rowe Price/JNL Mid-Cap Growth Series...................       4,951,347          94,266       (893,009)     4,152,604

NOTE 6.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

NOTE 7.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     At December 31, 1998 the following Series had entered into "position hedge" forward foreign currency exchange contracts that obligate the Series to deliver and receive currencies at specified future dates. The unrealized appreciation (depreciation) of $19,787, $3,847, ($829,154), $25,657, ($3,055) and $279, in
the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/JPM International & Emerging Markets Series, Salomon Brothers/JNL Global Bond Series, and T. Rowe Price/ JNL Established Growth Series, respectively, is included in net unrealized appreciation on foreign currency related items in the accompanying financial statements. The terms of the open contracts are as follows:


JNL Aggressive Growth Series


 Settlement                                        U.S. $ value                                         U.S. $ value
    Date          Currency to be delivered         at 12/31/98        Currency to be received           at 12/31/98
    ----          ------------------------         -----------        -----------------------           -----------
  1/22/99       13,500,000  Finnish Markka        $   2,650,500      2,647,059  US $                  $   2,647,059
  1/22/99        3,000,000  Finnish Markka              589,000        587,751  US $                        587,751
  1/22/99        3,000,000  Finnish Markka              589,000        591,407  US $                        591,407
  1/26/99        2,800,000  Finnish Markka              549,844        553,841  US $                        553,841
  1/26/99        2,500,000  Finnish Markka              490,932        494,942  US $                        494,942
  1/26/99        2,200,000  Finnish Markka              432,020        434,272  US $                        434,272
  1/22/99      167,000,000  Italian Lira                101,107        100,542  US $                        100,542
  1/22/99      148,000,000  Italian Lira                 89,604         89,023  US $                         89,023
  1/22/99      125,000,000  Italian Lira                 75,679         75,964  US $                         75,964
  1/22/99       35,000,000  Italian Lira                 21,190         21,180  US $                         21,180
  1/26/99      695,000,000  Italian Lira                420,857        431,248  US $                        431,248
  1/26/99      200,000,000  Italian Lira                121,110        124,931  US $                        124,931
  1/26/99      140,000,000  Italian Lira                 84,777         83,247  US $                         83,247
                                                 -----------------                                    -----------------
                                                  $   6,215,620                                       $   6,235,407
                                                 =================                                    =================

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
JNL Capital Growth Series

 Settlement                                        U.S. $ value                                        U.S. $ value
    Date          Currency to be delivered          at 12/31/98         Currency to be received         at 12/31/98
    ----          ------------------------          -----------         -----------------------         -----------
    4/7/99        1,433,374  US $                 $   1,433,374         848,000  British Sterling      $  1,405,172
                                                                                 Pound
    4/7/99          238,000  British Sterling           394,376         402,660  US $                       402,660
                             Pound
    4/7/99        1,400,000  British Sterling         2,319,859       2,346,820  US $                     2,346,820
                             Pound
   5/13/99        1,305,000  British Sterling         2,161,666       2,158,470  US $                     2,158,470
                             Pound
                                                  -----------------                                    ----------------
                                                  $   6,309,275                                        $  6,313,122
                                                  =================                                    ================

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
JNL Global Equities Series

  Settlement                                          U.S. $ value                                         U.S. $ value
     Date            Currency to be delivered         at 12/31/98          Currency to be received         at 12/31/98
     ----            ------------------------         -----------          -----------------------         -----------
    3/25/99          150,000  Swiss Franc             $    110,141         110,701  US $                  $   110,701
     4/7/99          150,000  Swiss Franc                 110,274         113,208  US $                       113,208
     4/7/99          600,000  Swiss Franc                 441,095         431,950  US $                       431,950
     4/8/99          600,000  Swiss Franc                 441,132         452,148  US $                       452,148
    1/22/99        2,000,000  Deutsche Mark             1,201,320       1,202,776  US $                     1,202,776
    1/25/99        1,650,000  Deutsche Mark               991,232       1,004,383  US $                     1,004,383
    1/26/99        1,000,000  Deutsche Mark               600,776         589,249  US $                       589,249
    1/27/99        3,000,000  Deutsche Mark             1,802,414       1,762,995  US $                     1,762,995
    1/27/99        7,300,000  Deutsche Mark             4,385,873       4,286,553  US $                     4,286,553
     4/7/99          700,000  British Sterling          1,159,929       1,184,295  US $                     1,184,295
                              Pound
     4/7/99        4,068,000  British Sterling          6,740,847       6,819,188  US $                     6,819,188
                              Pound
     5/6/99        4,232,000  British Sterling          7,010,581       6,957,154  US $                     6,957,154
                              Pound
    5/13/99          600,000  British Sterling            993,870         992,400  US $                       992,400
                              Pound
    2/12/99      325,000,000  Japanese Yen              2,891,276       2,812,246  US $                     2,812,246
    2/12/99      230,000,000  Japanese Yen              2,046,133       1,981,751  US $                     1,981,751
    2/12/99       45,000,000  Japanese Yen                400,330         387,448  US $                       387,448
    3/25/99      153,750,000  Japanese Yen              1,375,434       1,299,662  US $                     1,299,662
     4/7/99        2,616,431  US $                      2,616,431     300,000,000  Japanese Yen             2,688,469
     4/7/99      300,000,000  Japanese Yen              2,688,469       2,283,105  US $                     2,283,105
     4/8/99      173,250,000  Japanese Yen              1,552,794       1,522,408  US $                     1,522,408
    4/21/99      343,000,000  Japanese Yen              3,079,462       3,069,351  US $                     3,069,351
    5/20/99      230,000,000  Japanese Yen              2,072,833       1,947,502  US $                     1,947,502
    1/21/99        2,000,000  Netherlands Guilder       1,065,640       1,046,299  US $                     1,046,299
    1/22/99        1,000,000  Netherlands Guilder         532,846         529,101  US $                       529,101
    1/26/99        7,000,000  Netherlands Guilder       3,730,637       3,741,595  US $                     3,741,595
    1/27/99        1,700,000  Netherlands Guilder         906,055         885,417  US $                       885,417
    3/25/99          700,000  Swedish Krona                86,483          87,995  US $                        87,995
     4/7/99        8,900,000  Swedish Krona             1,100,203       1,113,335  US $                     1,113,335
    5/13/99        6,400,000  Swedish Krona               792,359         795,031  US $                       795,031
                                                    -----------------                                     ---------------
                                                    $  52,926,869                                         $52,097,715
                                                    =================                                     ===============

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
JNL/JPM International & Emerging Markets Series

  Settlement                                          U.S. $ value                                         U.S. $ value
     Date            Currency to be delivered         at 12/31/98          Currency to be received         at 12/31/98
     ----            ------------------------         -----------          -----------------------         -----------
    3/12/99           14,390  British Sterling      $      24,012          38,142  Australian $            $   23,387
                              Pound
    3/12/99          133,093  Australian $                 81,607          82,351  US $                        82,351
    3/12/99           83,400  US $                         83,400         128,269  Canadian $                  83,932
    3/12/99          266,240  Swiss Franc                 195,237         196,342  US $                       196,342
    3/12/99           30,000  US $                         30,000          49,807  Deutsche Mark               29,991
    3/12/99           60,000  US $                         60,000          98,790  Deutsche Mark               59,486
    3/12/99           66,834  Deutsche Mark                40,244          40,000  US $                        40,000
    3/12/99           30,524  Deutsche Mark                18,380          18,330  US $                        18,330
    3/12/99           19,422  Deutsche Mark                11,695          11,670  US $                        11,670
    3/12/99          116,567  Deutsche Mark                70,190          70,000  US $                        70,000
    3/12/99          415,064  Deutsche Mark               249,928         249,228  US $                       249,228
    3/12/99          486,036  Danish Krone                 76,515          76,517  US $                        76,517
    3/12/99           73,638  French Franc                 13,217          13,149  US $                        13,149
    3/12/99           14,390  British Sterling             23,856          38,142  Australian $                24,012
                              Pound
    3/12/99          212,393  US $                        212,393         129,192  British Sterling           214,179
                                                                                   Pound
    3/12/99           33,923  US $                         33,923         263,145  Hong Kong $                 33,946
    3/12/99           10,000  US $                         10,000       1,167,830  Japanese Yen                10,428

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
JNL/JPM International & Emerging Markets Series (continued)


  Settlement                                          U.S. $ value                                         U.S. $ value
     Date            Currency to be delivered         at 12/31/98          Currency to be received         at 12/31/98
     ----            ------------------------         -----------          -----------------------         -----------
    3/12/99           30,000  US $                  $      30,000       3,484,230  Japanese Yen            $   31,114
    3/12/99           20,000  US $                         20,000       2,287,780  Japanese Yen                20,430
    3/12/99           10,000  US $                         10,000       1,149,500  Japanese Yen                10,265
    3/12/99           20,000  US $                         20,000       2,298,260  Japanese Yen                20,523
    3/12/99           30,000  US $                         30,000       3,423,990  Japanese Yen                30,576
    3/12/99        2,285,740  Japanese Yen                 20,411          20,000  US $                        20,000
    3/12/99          435,842  US $                        435,842      51,429,286  Japanese Yen               459,255
    3/12/99           45,118  US $                         45,118          84,718  Netherlands Guilder         45,253
    3/12/99          297,819  Norwegian Krone              38,953          38,989  US $                        38,989
    3/12/99           25,983  US $                         25,983       4,443,134  Portuguese Escudo           26,130
    3/12/99          684,160  Swedish Krona                84,473          83,946  US $                        83,946
    3/12/99          515,639  South African Rand           85,600          83,205  US $                        83,205
                                                    -----------------                                     ---------------
                                                     $  2,080,977                                          $2,106,634
                                                    =================                                     ===============

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
Salomon Brothers/JNL Global Bond Series

Settlement                                          U.S. $ value                                         U.S. $ value
   Date              Currency to be delivered         at 12/31/98          Currency to be received         at 12/31/98
   ----              ------------------------         -----------          -----------------------         -----------
     2/4/99      562,980,800  Italian Lira           $    341,065        340,375  US $                   $    340,375
    2/16/99          434,795  Deutsche Mark               261,492        260,356  US $                        260,356
    2/16/99          107,804  European Currency           127,147        211,942  Deutsche Mark               127,465
                              Unit
    2/16/99          207,740  Deutsche Mark               124,938        122,344  US $                        122,344
    2/16/99        1,755,504  Swedish Krona               214,650        360,000  Deutsche Mark               216,510
    2/16/99        1,133,727  Finnish Markka              222,873        223,394  US $                        223,394
    2/16/99        1,755,504  Swedish Krona               216,512        360,000  Deutsche Mark               214,650
    2/16/99           34,306  European Currency            40,347         40,515  US $                         40,515
                              Unit
    2/16/99          107,804  European Currency           126,787        211,942  Deutsche Mark               127,147
                              Unit
                                                    -----------------                                    ----------------
                                                     $  1,675,811                                        $  1,672,756
                                                    =================                                    ================

T. Rowe Price/ JNL Established Growth Series

 Settlement                                         U.S. $ value                                        U.S. $ value
    Date           Currency to be delivered         at 12/31/98          Currency to be received         at 12/31/98
    ----           ------------------------         -----------          -----------------------         -----------
    1/5/99           31,421  British Sterling      $     52,194          52,473  US $                  $     52,473
                             Pound
                                                   ================                                    ================

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of JNL Series Trust

         In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-six Series comprising the JNL Series Trust (hereafter referred to as the "Trust") at December 31, 1998, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated from inception to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois
February 17, 1999

Jackson National Life Distributors, Inc.

                      APPENDIX A -- RATINGS OF INVESTMENTS

Moody's Investors Service, Inc.

Commercial Paper Ratings. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. (Moody's). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Bond Ratings.

    AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

    CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Ratings Services

Issue Credit Ratings Definitions. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are base on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on the following considerations:

        1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
        2.  Nature of and provisions of the obligation;
        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

    AAA. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC.  An obligation rated CC is currently highly vulnerable to nonpayment.

    C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Short-Term Issue Credit Ratings.
    A-1. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, if faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks. Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.